UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2022

Item 1.

Reports to Stockholders

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Emerging Markets Fund	(12.12)%	7.22%	3.58%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$14,210	Strategic Advisers® Emerging Markets Fund
$13,812	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International (non-U.S.) equities returned -0.25% for the 12 months ending February 28, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. Non-U.S. stocks retreated to begin the new year after posting a 7.98% gain in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for non-U.S. stocks since the early-2020 global outbreak and spread of COVID-19. As the calendar turned, uncertainty washed over global securities markets. Non-U.S. stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and some central banks, such as the U.S. Federal Reserve, accelerating plans to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -5.58%. For the full 12 months, resource-rich Canada (+21%) led all regions, helped by rising prices for crude oil and natural gas. The U.K. (+17%) also notably outperformed, followed by Europe ex U.K. (+5%). Conversely, emerging markets (-10%) lagged by the widest margin. Japan (-5%) and Asia Pacific ex Japan (-2%) also underperformed. By sector, energy stocks rose 24% amid surging oil and natural gas prices. Financials (+11%), materials and utilities (+8% each), and consumer staples (+7%) also topped the broader index, whereas consumer discretionary (-18%) and communications services (-17%) fared worst.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2022, the Fund returned -12.12%, trailing the -10.68% result of the benchmark MSCI Emerging Markets Index. Within the Fund, sub-advised strategies from FIAM® and T. Rowe Price were the primary relative detractors the past 12 months. Overweighted exposure to the poor-performing Chinese market, along with security selection in that country, hampered FIAM's Select Emerging Markets Equity mandate (-15%). T. Rowe Price (-18%) follows a growth-at-a-reasonable price discipline with a quality bias, which was out of favor for part of the period. At the country level, adverse overall positioning in Taiwan and India, along with stock picks in Brazil, weighed on this manager's performance. Sub-adviser Somerset Capital Management (-18%) also detracted, hampered by positioning in Taiwan, an overweighting in Singapore and stock picks in Russia. On the plus side, Fidelity® SAI Emerging Markets Low Volatility Index Fund (+9%) was the biggest contributor versus the benchmark as exposure to lower-volatility stocks helped in a down market. Country-wise, investment choices in China, along with underweighting that lagging market, helped this fund outperform by a wide margin. Less-than-benchmark exposure to Hong Kong, along with favorable overall positioning in Taiwan and India, also boosted this fund's result. Sub-adviser Acadian Asset Management (+1%) was a further relative contributor. Acadian follows a quantitative strategy that combines top-down country and economic inputs with bottom-up fundamental research. Here, beneficial positioning in China, Taiwan and Brazil, combined with stock selection in South Korea, fueled this manager’s outperformance. Fidelity® SAI Emerging Markets Value Index Fund (-1%) rounded out the broader Fund’s group of top relative contributors, aided by the leadership of value versus growth stocks this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Emerging Markets Value Index Fund	9.1
Fidelity Advisor Emerging Markets Fund Class Z	6.4
Fidelity SAI Emerging Markets Low Volatility Index Fund	6.0
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6
Fidelity SAI Emerging Markets Index Fund	3.5
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.3
Tencent Holdings Ltd.	3.1
Samsung Electronics Co. Ltd.	2.7
Invesco Developing Markets Fund Class R6	2.0
Aberdeen Emerging Markets Fund Institutional Service Class	1.9
42.6

Top Five Market Sectors as of February 28, 2022

(stocks only)	% of fund's net assets
Information Technology	13.6
Financials	11.7
Consumer Discretionary	8.1
Communication Services	5.0
Materials	4.0

Geographic Diversification (% of fund's net assets)

As of February 28, 2022
United States of America*	46.8%
Cayman Islands	10.4%
Taiwan	8.7%
Korea (South)	6.7%
China	6.9%
India	5.7%
Brazil	3.1%
South Africa	2.0%
Hong Kong	1.5%
Other	8.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Common Stocks	52.1%
Preferred Stocks	1.7%
Diversifed Emerging Markets Funds	38.0%
Other	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	8.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 52.1%
	Shares	Value
COMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 0.3%
Hellenic Telecommunications Organization SA	129,032	$2,580,897
KT Corp.	196,383	5,238,097
LG Uplus Corp.	682,327	7,495,699
Ooredoo QSC	117,634	247,965
Orange Polska SA (a)	173,265	321,996
PT Telkom Indonesia Persero Tbk	28,926,000	8,733,137
Saudi Telecom Co.	12,415	377,245
Telefonica Brasil SA	298,656	2,908,471
Telkom SA Ltd. (a)	377,900	1,025,648
		28,929,155
Entertainment - 0.5%
Bilibili, Inc.:
ADR (a)(b)	343,500	10,858,035
Class Z (a)	93,900	2,933,473
FriendTimes, Inc.	227,611	35,825
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	93,617	5,189,758
Gravity Co. Ltd. ADR (a)(b)	824	42,551
Hangzhou Shunwang Technology Co. Ltd. (A Shares)	142,900	329,774
IGG, Inc.	421,000	251,589
International Games Systems Co. Ltd.	14,000	346,142
Kingnet Network Co. Ltd. (A Shares) (a)	482,700	381,769
NetDragon WebSoft, Inc.	152,000	341,167
NetEase, Inc.	246,400	4,765,797
NetEase, Inc. ADR	97,600	9,305,184
NHN Corp. (a)	5,686	169,803
Perfect World Co. Ltd. (A Shares)	1,038,355	2,172,411
Sea Ltd. ADR (a)	97,621	14,213,618
TEN Square Games SA	1,023	52,351
UserJoy Technology Co. Ltd.	19,000	58,233
Workpoint Entertainment PCL NVDR	44,500	30,925
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	468,600	1,547,084
Youzu Interactive Co. Ltd. (A shares) (a)	389,972	734,298
		53,759,787
Interactive Media & Services - 3.6%
AfreecaTV Co. Ltd.	6,134	716,946
Autohome, Inc. ADR Class A	8,269	252,949
Baidu, Inc.:
Class A	355,906	6,718,020
sponsored ADR (a)	20,296	3,093,922
Beijing Zhidemai Technology Co. Ltd.	22,900	208,048
NAVER Corp.	85,074	22,670,958
Tencent Holdings Ltd.	5,510,572	297,357,752
Yandex NV Series A (a)(c)	974,417	17,311,220
		348,329,815
Media - 0.1%
Astro Malaysia Holdings Bhd	193,200	45,556
Cheil Worldwide, Inc.	23,371	439,466
China South Publishing & Media Group Co. Ltd. (A Shares)	525,165	790,754
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	1,812,741	3,341,471
Jagran Prakashan Ltd. (a)	30,888	27,751
Korea Business News Co. Ltd.	8,585	49,037
Media Prima Bhd	364,400	48,604
Shandong Publishing & Media Co. Ltd. (A Shares)	1,516,200	1,538,008
Woongjin Holdings Co. Ltd.	55,931	133,847
		6,414,494
Wireless Telecommunication Services - 0.5%
America Movil S.A.B. de CV:
Series L	3,080,000	2,783,595
Series L sponsored ADR	128,508	2,328,565
Bharti Airtel Ltd. (a)	50,937	221,398
Bharti Airtel Ltd. (a)	1,974,801	17,951,429
Etihad Etisalat Co.	105,740	983,641
MTN Group Ltd. (a)	1,591,258	19,862,961
VEON Ltd. sponsored ADR (a)	345,934	178,260
Vodacom Group Ltd.	59,822	581,022
Vodafone Qatar QSC (a)	93,166	44,574
		44,935,445

TOTAL COMMUNICATION SERVICES		482,368,696

CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.2%
Chaowei Power Holdings Ltd.	68,000	16,968
DTR Automotive Corp.	1,408	87,532
Fras-Le SA	12,400	32,711
Fuyao Glass Industries Group Co. Ltd. (A Shares)	1,269,626	8,854,229
Guangdong Dongfang Precision Science & Technology Co. Ltd. (a)	943,200	762,423
Hankook Tire Co. Ltd.	29,749	876,593
Huayu Automotive Systems Co. Ltd. (A Shares)	1,931,362	7,763,100
Hyundai Mobis	12,508	2,348,822
MAHLE Metal Leve SA	72,228	381,070
Somboon Advance Technology PCL unit	71,100	45,927
Sri Trang Agro-Industry PCL (For. Reg.)	1,022,100	837,017
Tianneng Power International Ltd.	1,305,826	1,196,442
Yoo Sung Enterprise	12,624	29,682
		23,232,516
Automobiles - 1.4%
Bajaj Auto Ltd.	170,504	7,970,535
BYD Co. Ltd. (H Shares)	124,500	3,857,927
Dongfeng Motor Group Co. Ltd. (H Shares)	2,384,000	2,047,020
Eicher Motors Ltd.	312,432	10,714,129
Great Wall Motor Co. Ltd. (H Shares)	3,228,500	6,717,607
Guangzhou Automobile Group Co. Ltd. (H Shares)	15,822,000	15,589,973
Hyundai Motor Co.	54,622	8,038,286
Kia Corp.	453,260	28,102,943
Li Auto, Inc. ADR (a)	272,400	8,294,580
Maruti Suzuki India Ltd.	122,502	13,486,404
SAIC Motor Corp. Ltd. (A Shares)	8,213	23,575
Tofas Turk Otomobil Fabrikasi A/S	655,334	3,802,194
UMW Holdings Bhd	79,400	58,058
XPeng, Inc.:
ADR (a)	624,171	22,701,099
Class A	91,900	1,657,577
		133,061,907
Distributors - 0.0%
Inter Cars SA	261	25,472
Xinhua Winshare Publishing and Media Co. Ltd.	21,545	16,073
		41,545
Diversified Consumer Services - 0.0%
Visang Education, Inc.	8,025	47,431
YDUQS Participacoes SA	455,731	1,879,823
		1,927,254
Hotels, Restaurants & Leisure - 0.8%
Huazhu Group Ltd. ADR (a)	147,479	6,099,731
Leejam Sports Co. JSC	36,619	1,235,697
MakeMyTrip Ltd. (a)	50,469	1,417,170
Sands China Ltd. (a)	3,403,922	8,977,787
Shangri-La Asia Ltd. (a)	3,668,000	2,989,937
Songcheng Performance Development Co. Ltd. (A Shares)	2,440,041	5,994,474
Tongcheng Travel Holdings Ltd. (a)	1,945,600	3,610,063
Trip.com Group Ltd. ADR (a)	375,913	9,706,074
Yum China Holdings, Inc.	784,936	40,832,371
Yum China Holdings, Inc. (Hong Kong)	20,400	1,035,324
		81,898,628
Household Durables - 0.9%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	787,531	4,589,692
Haier Smart Home Co. Ltd. (A Shares)	4,263,841	17,226,343
Hisense Home Appliances Group Co. Ltd. (H Shares)	27,000	30,232
Huisen Household International Group Ltd.	350,000	58,672
Joyoung Co. Ltd. (A Shares)	83,300	257,851
LG Electronics, Inc.	124,239	12,971,458
Midea Group Co. Ltd. (A Shares)	3,844,892	40,659,539
Skyworth Group Ltd. (a)	2,127,457	1,197,862
TCL Electronics Holdings Ltd.	591,000	276,797
TTK Prestige Ltd.	3,354	35,141
Viomi Technology Co. Ltd. ADR Class A (a)(b)	71,922	139,529
Zhejiang Supor Cookware Co. Ltd.	1,098,407	8,803,969
		86,247,085
Internet & Direct Marketing Retail - 3.3%
Alibaba Group Holding Ltd. (a)	4,460,720	58,720,367
Alibaba Group Holding Ltd. sponsored ADR (a)	701,013	73,739,557
Coupang, Inc. Class A (a)(b)	114,830	3,045,292
D-MARKET Electronic Services & Trading ADR (b)	239,315	425,981
JD Health International, Inc. (a)(d)	98,650	730,918
JD.com, Inc.:
Class A (a)	1,217,544	43,489,998
sponsored ADR (a)	726,146	52,013,838
Leju Holdings Ltd. ADR(a)(b)	9,926	5,853
Meituan Class B (a)(d)	2,313,800	51,401,431
MercadoLibre, Inc. (a)	4,250	4,788,263
momo.com, Inc.	36,700	1,306,906
Naspers Ltd. Class N	67,476	8,497,297
Ozon Holdings PLC ADR (a)(b)(c)	53,343	580,415
PChome Online, Inc.	108,000	441,379
Pinduoduo, Inc. ADR (a)	268,974	13,948,992
Prosus NV	157,659	9,787,729
		322,924,216
Leisure Products - 0.0%
Bafang Electric Suzhou Co. Ltd. (A Shares)	54,628	1,745,533
Goodbaby International Holdings Ltd. (a)	214,000	25,742
		1,771,275
Multiline Retail - 0.2%
El Puerto de Liverpool S.A.B. Dcv Series C	42,580	206,777
Falabella SA	1,077,097	3,544,501
Lojas Renner SA	2,233,355	10,976,677
Pepco Group NV (a)(d)	642,136	6,346,615
PT Matahari Department Store Tbk	190,377	60,727
Savezon I&C Corp.	11,337	28,975
Shinsegae Co. Ltd.	1,551	340,461
Woolworths Holdings Ltd.	59,920	197,298
		21,702,031
Specialty Retail - 0.4%
Auto Partner SA	5,132	17,343
Bermaz Auto Bhd	80,700	34,406
Cashbuild Ltd.	18	327
Chengdu Fusen Noble-House Industrial Co. Ltd. (A Shares)	309,860	605,060
China Harmony Auto Holding Ltd.	514,500	242,943
China Yongda Automobiles Services Holdings Ltd.	259,000	301,602
Dogus Otomotiv Servis ve Ticaret A/S	140,124	476,049
EEKA Fashion Holdings Ltd.	93,000	150,664
Foschini Group Ltd./The	261,513	2,137,360
Grand Baoxin Auto Group Ltd. (a)	247,000	19,281
Index Living Mall PCL NVDR	55,500	32,112
Lewis Group Ltd.	11,913	36,382
LOTTE Hi-Mart Co. Ltd.	132	2,564
Motus Holdings Ltd.	96,531	696,661
Mr Price Group Ltd. (b)	634,001	8,647,456
Pop Mart International Group Ltd. (d)	272,000	1,362,680
Pou Sheng International (Holdings) Ltd. (a)	291,000	42,824
Shan-Loong Transportation Co. Ltd.	56,000	75,775
Shinsegae International Co. Ltd.	3,438	437,996
SSI Group, Inc. (a)	143,000	3,100
Truworths International Ltd.	112,068	430,723
United Electronics Co.	22,780	789,349
Zhongsheng Group Holdings Ltd. Class H	2,463,391	17,148,475
		33,691,132
Textiles, Apparel & Luxury Goods - 0.9%
Anta Sports Products Ltd.	414,400	6,305,142
Cabbeen Fashion Ltd.	84,000	28,700
CCC SA (a)	3,244	41,277
CECEP COSTIN New Materials Group Ltd. (a)(c)	741,000	28,447
Century Enka Ltd.	14,178	97,163
China Lilang Ltd.	55,756	30,894
ECLAT Textile Co. Ltd.	260,000	5,391,061
Fila Holdings Corp.	27,970	826,618
Filatex India Ltd. (a)	68,988	103,545
Huvis Corp.	9,132	55,210
JNBY Design Ltd.	373,220	505,294
Kddl Ltd.	299	3,272
Kitex Garments Ltd.	78,077	246,160
KPR Mill Ltd.	20,735	173,633
LF Corp.	7,144	106,491
Li Ning Co. Ltd.	4,226,000	41,991,772
Mirza International Ltd. (a)	155,448	310,297
Monte Carlo Fashions Ltd.(a)	10,276	66,980
Page Industries Ltd.	1,688	944,491
Pou Chen Corp.	787,000	907,871
Shenzhou International Group Holdings Ltd.	1,325,100	22,257,205
Sutlej Textiles & Industries Ltd.	12,472	11,882
Titan Co. Ltd.	66,092	2,228,621
Vardhman Textiles Ltd.	183	6,182
Weiqiao Textile Co. Ltd. (H Shares)	139,556	41,789
Welspun India Ltd. (a)	143,826	199,778
Youngone Corp.	40,027	1,423,665
Zhejiang Semir Garment Co. Ltd. (A Shares)	431,700	483,753
		84,817,193

TOTAL CONSUMER DISCRETIONARY		791,314,782

CONSUMER STAPLES - 3.2%
Beverages - 1.0%
Arca Continental S.A.B. de CV	359,143	2,369,386
Beijing Yanjing Brewery Co. Ltd. (A Shares)	1,526,870	1,839,238
Budweiser Brewing Co. APAC Ltd. (d)	3,072,600	9,534,787
China Resources Beer Holdings Co. Ltd.	1,984,000	15,702,710
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	152,514	12,262,126
Heineken Malaysia Bhd	6,000	31,526
Heineken NV (Bearer)	174,061	17,656,502
Kweichow Moutai Co. Ltd. (A Shares)	51,352	14,572,353
Thai Beverage PCL	14,602,500	7,162,840
Wuliangye Yibin Co. Ltd. (A Shares)	608,392	18,321,430
		99,452,898
Food & Staples Retailing - 0.9%
Bid Corp. Ltd.	478,602	9,736,910
Bim Birlesik Magazalar A/S JSC	347,411	1,834,919
Clicks Group Ltd.	146,283	2,869,678
CP ALL PCL (For. Reg.)	10,005,800	20,829,463
Magnit OJSC	45,493	1,095,015
President Chain Store Corp.	502,000	4,692,450
Raia Drogasil SA	3,761,374	17,055,670
Shoprite Holdings Ltd.	573,857	8,559,815
Wal-Mart de Mexico SA de CV Series V	4,541,109	17,272,223
X5 Retail Group NV GDR (Reg. S)	169,916	444,558
Yifeng Pharmacy Chain Co. Ltd.	479,778	3,757,314
		88,148,015
Food Products - 1.1%
Angel Yeast Co. Ltd. (A Shares)	798,300	6,313,773
AVI Ltd.	402,650	1,878,253
China Mengniu Dairy Co. Ltd.	9,324,496	60,555,649
Dwarikesh Sugar Industries Ltd.	174,073	204,682
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	148,500	930,177
JBS SA	2,389,229	16,644,880
Marfrig Global Foods SA	793,586	3,415,145
Minerva SA	62,300	130,726
Sime Darby Plantation Bhd	210,500	246,172
SLC Agricola SA	128,330	1,095,303
Thai Union Frozen Products PCL (For. Reg.)	2,551,300	1,593,342
Three-A Resources Bhd	138,600	32,352
Uni-President China Holdings Ltd.	2,499,000	6,014,258
Universal Robina Corp.	1,138,040	2,667,281
Vietnam Dairy Products Corp.	980,300	3,369,378
		105,091,371
Personal Products - 0.2%
Emami Ltd.	10,684	70,078
Hindustan Unilever Ltd.	138,380	3,980,048
LG Household & Health Care Ltd.	7,406	5,876,853
Natura & Co. Holding SA (a)	2,079,158	9,343,034
Proya Cosmetics Co. Ltd. (A Shares)	68,600	2,021,820
		21,291,833
Tobacco - 0.0%
ITC Ltd.	362,070	1,034,856

TOTAL CONSUMER STAPLES		315,018,973

ENERGY - 1.9%
Energy Equipment & Services - 0.1%
Ezion Holdings Ltd. warrants 4/16/23 (a)(c)	5,020,014	5,814
Yantai Jereh Oilfield Services (A Shares)	529,272	3,745,611
		3,751,425
Oil, Gas & Consumable Fuels - 1.8%
Bangchak Corp. PCL:
NVDR	174,200	165,321
rights (a)	3,235	0
China Coal Energy Co. Ltd. (H Shares)	7,836,000	4,883,336
China Merchants Energy Shipping Co. Ltd. (A Shares)	3,633,760	2,643,572
China Petroleum & Chemical Corp. (H Shares)	12,916,000	6,425,543
China Shenhua Energy Co. Ltd. (H Shares)	1,984,500	5,459,876
Empresas COPEC SA	940,615	7,297,063
Gazprom OAO	1,235,592	1,894,985
Gazprom OAO sponsored ADR (Reg. S)	968,777	2,562,927
Grupa Lotos SA (a)	22,075	283,230
Hindustan Petroleum Corp. Ltd.	738,505	2,672,076
Indian Oil Corp. Ltd.	1,315,262	2,002,835
Lanna Resources PCL unit	81,200	47,480
LUKOIL PJSC	165,638	4,791,237
LUKOIL PJSC sponsored ADR	369,064	6,922,487
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	218,806	1,708,396
Novatek PJSC GDR (Reg. S)	85,939	3,310,553
Oil & Natural Gas Corp. Ltd.	9,977,339	21,224,164
PetroChina Co. Ltd. (H Shares)	32,844,000	17,592,093
Petronet LNG Ltd.	1,375,049	3,920,102
Polish Oil & Gas Co. SA	1,767,275	2,329,108
PT Adaro Energy Tbk	27,603,200	4,729,300
PT Bukit Asam Tbk	1,251,050	274,838
PT Indo Tambangraya Megah Tbk	218,900	408,867
PT United Tractors Tbk	4,723,500	8,242,436
PTT Exploration and Production PCL (For. Reg.)	478,700	2,000,384
PTT PCL (For. Reg.)	1,903,300	2,301,557
Qatar Fuel Co.	6,939	35,448
Qatar Gas Transport Co. Ltd. (Nakilat)	1,850,482	1,913,503
Rabigh Refining & Petrochemical Co. (a)	978,518	6,390,087
Reliance Industries Ltd.	1,443,143	45,089,321
Reliance Industries Ltd. sponsored GDR (d)	49,800	3,125,867
Rosneft Oil Co. OJSC	634,013	1,494,030
Saudi Arabian Oil Co.	26,976	298,759
Shaanxi Coal Industry Co. Ltd. (A Shares)	1,077,800	2,430,890
Shan Xi Hua Yang Group New Energy Co. Ltd.	307,700	583,285
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	488,100	1,076,887
Star Petroleum Refining PCL NVDR	220,000	59,942
Susco Public Co. Ltd. unit	49,300	5,373
Tatneft PAO sponsored ADR	28,136	383,435
		178,980,593

TOTAL ENERGY		182,732,018

FINANCIALS - 11.7%
Banks - 8.3%
Absa Group Ltd.	648,049	7,450,410
Abu Dhabi Commercial Bank PJSC	1,644,528	4,817,555
Agricultural Bank of China Ltd. (H Shares)	5,158,980	1,954,109
Akbank TAS	55,726	28,305
Al Rajhi Bank	1,287,770	55,057,256
Alinma Bank	1,493,531	14,132,353
Alior Bank SA (a)	44,052	490,718
Alpha Bank SA (a)	1,551,672	2,117,319
Axis Bank Ltd. (a)	920,744	9,051,322
Banco do Brasil SA	807,159	5,516,639
Banco Santander Chile sponsored ADR	372,312	7,267,530
Bangkok Bank PCL (For. Reg.)	934,100	4,003,490
Bank Millennium SA (a)	95,055	158,522
Bank of Baroda (a)	1,190,820	1,680,098
Bank of China Ltd. (H Shares)	4,075,000	1,586,405
Bank of Communications Co. Ltd. (H Shares)	5,609,703	3,847,671
Bank Polska Kasa Opieki SA	268,050	7,353,692
BNK Financial Group, Inc.	49,906	328,568
BOC Hong Kong (Holdings) Ltd.	686,500	2,468,540
Burgan Bank SAK	307,892	276,574
Capitec Bank Holdings Ltd.	191,328	25,831,717
China CITIC Bank Corp. Ltd. (H Shares)	3,359,000	1,577,500
China Construction Bank Corp. (H Shares)	61,722,000	46,289,352
China Everbright Bank Co. Ltd. (H Shares)	1,812,900	672,768
China Merchants Bank Co. Ltd. (H Shares)	3,313,000	27,895,913
CIMB Group Holdings Bhd	2,959,817	4,025,379
Commercial International Bank SAE sponsored GDR	2,462,256	7,144,482
Credicorp Ltd. (United States)	149,395	22,595,994
CTBC Financial Holding Co. Ltd.	10,521,000	10,287,349
DGB Financial Group Co. Ltd.	16,476	130,428
Dubai Islamic Bank Pakistan Ltd. (a)	417,840	692,788
E.SUN Financial Holdings Co. Ltd.	8,663,450	9,160,670
Emirates NBD Bank PJSC	53,596	208,661
Eurobank Ergasias Services and Holdings SA (a)	1,958,719	2,145,643
First Abu Dhabi Bank PJSC	1,346,386	7,580,420
Grupo Financiero Banorte S.A.B. de CV Series O	6,248,293	42,265,442
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	240,864	392,561
Gulf Bank	829,317	846,298
Hana Financial Group, Inc.	612,428	24,884,230
HDFC Bank Ltd.	2,623,795	49,692,776
HDFC Bank Ltd. sponsored ADR	208,180	12,942,551
ICICI Bank Ltd.	3,055,190	30,191,522
ICICI Bank Ltd. sponsored ADR	1,725,499	33,595,466
Industrial & Commercial Bank of China Ltd. (H Shares)	69,159,310	41,285,006
Industrial Bank Co. Ltd. (A Shares)	704,400	2,464,018
Kasikornbank PCL:
NVDR	2,961,500	14,823,366
(For. Reg.)	1,447,600	7,245,755
KB Financial Group, Inc.	566,704	27,960,945
Kiatnakin Bank PCL (For. Reg.)	552,400	1,154,180
Komercni Banka A/S	110,579	4,353,737
Kotak Mahindra Bank Ltd. (a)	615,502	15,018,655
Krung Thai Bank PCL:
(For. Reg.)	2,895,800	1,241,120
NVDR	679,400	291,186
mBank SA (a)	648	63,330
National Bank of Greece SA (a)	4,461,209	16,546,958
Nedbank Group Ltd.	181,193	2,579,792
Nova Ljubljanska banka d.d. unit	489,395	7,323,807
OTP Bank PLC (a)	483,248	18,574,185
Powszechna Kasa Oszczednosci Bank SA (a)	503,258	4,836,577
PT Bank Bukopin Tbk (a)	11,635	216
PT Bank Central Asia Tbk	37,536,500	21,191,827
PT Bank Mandiri (Persero) Tbk	66,360,200	35,877,079
PT Bank Rakyat Indonesia (Persero) Tbk	35,799,619	11,447,296
Pureun Mutual Savings Bank	2,171	22,297
Qatar Islamic Bank (a)	252,969	1,465,289
Qatar National Bank SAQ (a)	1,939,379	11,611,772
Santander Bank Polska SA	10,032	746,025
Saudi Investment Bank/The	132,324	621,465
Sberbank of Russia	245,554	123,275
Sberbank of Russia	2,577,751	1,291,921
Sberbank of Russia sponsored ADR	1,310,083	1,369,117
Shinhan Financial Group Co. Ltd.	709,408	23,083,522
Siam Commercial Bank PCL (For. Reg.)	2,140,000	8,221,950
Sinopac Holdings Co.	3,628,000	2,228,530
Standard Bank Group Ltd.	299,382	3,172,257
State Bank of India	2,640,023	16,891,561
Taishin Financial Holdings Co. Ltd.	2,354,014	1,650,283
TCS Group Holding PLC GDR	113,172	1,082,025
The Karnataka Bank Ltd.	259,493	206,164
The Saudi National Bank	396,278	7,203,710
TISCO Financial Group PCL (For. Reg.)	218,700	654,460
Woori Financial Group, Inc.	675,870	8,085,325
Yapi ve Kredi Bankasi A/S	1,261,376	326,275
		814,973,244
Capital Markets - 0.6%
Alexander Forbes Group Holdings Ltd.	888	216
B3 SA - Brasil Bolsa Balcao	5,080,754	14,379,213
Boursa Kuwait Securities Co. KPSC	76,300	597,196
China Galaxy Securities Co. Ltd. (H Shares)	2,364,000	1,352,223
Daishin Securities Co. Ltd.	5,900	83,783
East Money Information Co. Ltd. (A Shares)	400,600	1,697,832
HDFC Asset Management Co. Ltd. (d)	81,636	2,255,136
Hong Kong Exchanges and Clearing Ltd.	81,200	3,923,569
Korea Investment Holdings Co. Ltd.	60,259	4,003,736
Mirae Asset Securities Co. Ltd.	101,501	749,094
NH Investment & Securities Co. Ltd.	49,665	480,655
Noah Holdings Ltd. sponsored ADR (a)	34,004	964,353
Samsung Securities Co. Ltd.	20,696	733,580
Saudi Tadawul Group Holding Co.	63,710	2,720,458
Share India Securities Ltd.	4,260	61,559
VLS Finance Ltd.	24,557	52,791
XP, Inc. Class A (a)(b)	683,018	22,088,802
		56,144,196
Consumer Finance - 0.1%
360 DigiTech, Inc. ADR	127,589	2,392,294
AEON Credit Service Bhd	2,000	6,993
Bajaj Finance Ltd.	36,804	3,412,486
Commercial Facilities Co. SAK	103,124	74,584
FinVolution Group ADR	36,718	149,442
Kaspi.KZ JSC unit	69,699	4,176,820
Kruk SA	6,938	433,197
Samsung Card Co. Ltd.	17,668	474,559
Shriram Transport Finance Co. Ltd.	217,870	3,243,218
		14,363,593
Diversified Financial Services - 0.5%
Chailease Holding Co. Ltd.	1,289,268	11,704,530
FirstRand Ltd.	4,137,166	17,813,214
Meritz Financial Holdings Co.	5,647	173,659
Rec Ltd.	1,021,326	1,657,345
Yuanta Financial Holding Co. Ltd.	15,982,960	14,282,054
		45,630,802
Insurance - 1.8%
AIA Group Ltd.	7,171,184	74,464,462
Cathay Financial Holding Co. Ltd.	360,000	809,769
China Life Insurance Co. Ltd. (H Shares)	7,431,000	12,310,425
China Pacific Insurance (Group) Co. Ltd. (H Shares)	3,827,200	10,652,062
China Taiping Insurance Group Ltd.	1,685,800	1,991,136
Db Insurance Co. Ltd.	16,606	855,017
Fubon Financial Holding Co. Ltd.	4,369,185	11,800,872
HDFC Standard Life Insurance Co. Ltd. (d)	138,847	961,921
Hyundai Fire & Marine Insurance Co. Ltd.	49,606	1,191,615
ICICI Lombard General Insurance Co. Ltd. (d)	48,502	811,658
Meritz Fire & Marine Insurance Co. Ltd.	18,537	637,129
PICC Property & Casualty Co. Ltd. (H Shares)	11,742,000	12,396,220
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	81,700	657,303
(H Shares)	3,162,500	24,520,967
Porto Seguro SA	404,214	1,646,138
Powszechny Zaklad Ubezpieczen SA	1,156,265	8,675,058
Prudential PLC (a)	137,943	2,085,488
Samsung Fire & Marine Insurance Co. Ltd.	56,292	8,952,518
		175,419,758
Thrifts & Mortgage Finance - 0.4%
Housing Development Finance Corp. Ltd.	961,823	30,114,081
LIC Housing Finance Ltd. (a)	1,614,541	7,334,012
Sangsangin Co. Ltd. (a)	4,273	33,349
		37,481,442

TOTAL FINANCIALS		1,144,013,035

HEALTH CARE - 1.5%
Biotechnology - 0.1%
I-Mab ADR (a)(b)	20,246	500,481
InnoCare Pharma Ltd. (a)(d)	407,000	643,734
Innovent Biologics, Inc. (a)(d)	225,000	1,006,290
Seegene, Inc.	20,355	872,507
Zai Lab Ltd. (a)	94,300	5,021,513
Zai Lab Ltd. ADR (a)	86,100	4,709,670
		12,754,195
Health Care Equipment & Supplies - 0.2%
Peijia Medical Ltd. (a)(d)	871,000	1,370,934
Rayence Co. Ltd.	12,372	119,001
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	313,238	16,240,168
		17,730,103
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise Ltd.	17,250	1,097,031
Bangkok Chain Hospital PCL (For. Reg.)	2,390,400	1,397,724
Hapvida Participacoes e Investimentos SA (d)	3,836,700	9,033,750
Mediclinic International PLC (a)	1,676,435	7,469,791
National Medical Care Co.	11,943	222,835
Rede D'Oregon Sao Luiz SA (d)	326,411	3,231,353
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	666,100	1,200,149
		23,652,633
Health Care Technology - 0.0%
Medlive Technology Co. Ltd. (d)	232,500	343,338
Life Sciences Tools & Services - 0.5%
WuXi AppTec Co. Ltd.	349,969	5,764,913
WuXi AppTec Co. Ltd. (H Shares) (d)	789,156	11,189,118
Wuxi Biologics (Cayman), Inc. (a)(d)	3,420,000	28,288,256
		45,242,287
Pharmaceuticals - 0.5%
Aspen Pharmacare Holdings Ltd.	268,636	3,518,980
Cipla Ltd./India (a)	528,345	6,471,694
Hansoh Pharmaceutical Group Co. Ltd. (d)	2,232,000	4,775,553
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	432,436	2,747,083
Richter Gedeon PLC	1,040,004	21,836,632
Sino Biopharmaceutical Ltd.	4,009,500	2,555,129
Sun Pharmaceutical Industries Ltd.	438,671	4,901,907
		46,806,978

TOTAL HEALTH CARE		146,529,534

INDUSTRIALS - 2.8%
Aerospace & Defense - 0.0%
Embraer SA (a)	83,400	284,923
Hindustan Aeronautics Ltd.	40,629	746,591
		1,031,514
Air Freight & Logistics - 0.1%
Eastern Air Logistics Co. Ltd. (a)	141,778	492,125
Gulf Warehousing Co. (a)	25,314	30,869
InPost SA (a)	31,960	197,373
SF Holding Co. Ltd. (A Shares)	1,004,662	9,617,876
Sinotrans Ltd. (H Shares)	256,000	79,932
		10,418,175
Airlines - 0.0%
Air Arabia PJSC (a)	86,321	38,542
Turk Hava Yollari AO (a)	325,708	602,925
Wizz Air Holdings PLC (a)(d)	72,426	3,261,503
		3,902,970
Building Products - 0.1%
Bawan Co.	67,521	653,307
Dare Power Dekor Home Co. Ltd. (A Shares)	1,474,978	2,753,931
Everest Industries Ltd.	8,635	74,287
HSIL Ltd.	19,766	74,201
Kajaria Ceramics Ltd.	28,685	410,692
KCC Glass Corp.	5,139	249,675
LX Hausys Ltd.	1,397	64,411
SCG Ceramics PCL NVDR	467,000	32,310
Sung Kwang Bend Co. Ltd.	4,625	31,679
ZBOM Home Collection Co. Ltd.	390,176	1,728,481
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	472,009	1,731,903
		7,804,877
Commercial Services & Supplies - 0.0%
Beijing Sanlian Hope Shin-Gosen Technical Service Co. Ltd. (A Shares)	47,600	161,829
China Everbright International Ltd.	3,442,000	2,466,563
		2,628,392
Construction & Engineering - 0.5%
Budimex SA	65	3,536
China Railway Group Ltd. (H Shares)	8,610,993	5,057,771
Combined Group Contracting Co. SAKC	26,635	36,240
Daewoo Engineering & Construction Co. Ltd. (a)	47,039	247,446
DL E&C Co. Ltd. (a)	15,458	1,666,634
Hindustan Construction Co. Ltd. (a)	504,895	104,963
Hyundai Engineering & Construction Co. Ltd.	5,027	183,164
Larsen & Toubro Ltd.	1,014,466	24,404,382
Metallurgical Corp. China Ltd. (H Shares)	5,023,882	1,523,635
Murray & Roberts Holdings Ltd. (a)	72,316	59,792
Orascom Construction PLC	1,460	6,505
Sinopec Engineering Group Co. Ltd. (H Shares)	450,000	214,790
Suzhou Gold Mantis Consolidated Co. Ltd.	1,238,300	1,150,127
Tekfen Holding A/S	393,313	525,734
Voltas Ltd.	785,451	13,137,392
		48,322,111
Electrical Equipment - 0.3%
China High Speed Transmission Equipment Group Co. Ltd. (a)	492,210	373,507
DONGYANG E&P, Inc.	21,665	315,060
Harbin Electric Machinery Co. Ltd.(H Shares)	715,906	252,847
Hongfa Technology Co. Ltd. (A Shares)	368,226	3,665,189
Sungrow Power Supply Co. Ltd. (A Shares)	896,000	17,197,860
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	833,662	2,732,517
Weg SA	524,659	2,994,152
		27,531,132
Industrial Conglomerates - 0.3%
Aamal Co. (a)	177,954	58,601
Alfa SA de CV Series A	39,252	29,399
Astra Industrial Group	30,578	319,497
CITIC Pacific Ltd.	6,161,000	7,182,288
CJ Corp.	9,969	702,345
Doosan Co. Ltd.	2,463	235,721
Hanwha Corp.	83,235	2,123,494
Industries Qatar QSC (a)	460,809	2,316,068
Koc Holding A/S	846,757	1,935,759
Kolon Corp.	8,285	202,699
LG Corp.	92,864	5,837,133
Mannai Corp.	86,440	188,976
Nava Bharat Ventures Ltd. (a)	69,851	116,448
Shanghai Industrial Holdings Ltd.	48,000	72,971
SM Investments Corp.	289,840	5,049,556
		26,370,955
Machinery - 0.7%
Ador Welding Ltd. (a)	1,754	14,792
China International Marine Containers Group Co. Ltd. (H Shares)	753,954	1,248,454
Cimc Enric Holdings Ltd.	503,016	598,629
DY POWER Corp.	2,224	26,204
Elgi Equipments Ltd.	55,168	241,541
Estun Automation Co. Ltd. (A Shares)	627,200	2,340,102
Grindwell Norton Ltd.	8,458	179,877
Guangxi Liugong Machinery Co. Ltd. (A Shares)	323,892	372,700
Haitian International Holdings Ltd.	420,000	1,120,595
HIWIN Technologies Corp.	954,443	9,115,539
Industrias Romi SA	59,300	160,000
Kepler Weber SA	5,195	51,691
Kirloskar Brothers Ltd.	3,519	14,212
NRB Bearings Ltd. (a)	71,935	113,493
Schaeffler India Ltd.	7,615	183,855
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	404,100	1,584,568
Shenzhen Inovance Technology Co. Ltd. (A Shares)	380,100	3,835,189
Sinotruk Hong Kong Ltd.	1,442,072	2,147,995
SNT Energy Co. Ltd.	3,136	49,770
Techtronic Industries Co. Ltd.	650,000	10,854,682
Tian Di Science & Technology Co. Ltd. (A Shares)	1,570,000	1,015,271
Weichai Power Co. Ltd.:
(A Shares)	102	245
(H Shares)	4,955,000	8,369,718
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	265,840	2,832,733
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	5,250,630	16,727,450
		63,199,305
Marine - 0.3%
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	6,121,250	12,297,958
Evergreen Marine Corp. (Taiwan)	1,279,000	6,721,074
Qatar Navigation QPSC	6,188	14,395
Star Bulk Carriers Corp.	12,398	372,932
Wan Hai Lines Ltd.	467,000	3,181,974
Yang Ming Marine Transport Corp. (a)	878,000	3,712,057
		26,300,390
Professional Services - 0.1%
Centre Testing International Group Co. Ltd. (A Shares)	1,191,137	3,928,765
Grupa Pracuj SA	216,064	2,961,281
Headhunter Group PLC ADR (c)	18,283	257,242
Renrui Human Resources Technology Holdings Ltd.	3,348	3,355
Sporton International, Inc.	249,200	1,794,683
		8,945,326
Road & Rail - 0.2%
Globaltrans Investment PLC GDR (Reg. S)	13,245	24,764
Localiza Rent A Car SA	1,702,165	19,005,092
United International Transportation Co.	282,931	3,680,207
VRL Logistics Ltd.	44,040	267,084
		22,977,147
Trading Companies & Distributors - 0.1%
BOC Aviation Ltd. Class A (d)	580,300	5,031,009
CITIC Resources Holdings Ltd. (a)	590,000	40,770
Jiangsu Guotai International Group Co. Ltd. (A Shares)	118,586	224,607
LX International Corp.	54,252	1,348,311
Somany Home Innovation Ltd.	7,738	41,185
		6,685,882
Transportation Infrastructure - 0.1%
Airports of Thailand PCL (For. Reg.)	624,800	1,228,942
Grupo Aeroportuario del Sureste S.A.B. de CV:
Series B	303,120	6,555,094
Series B sponsored ADR	24,893	5,375,394
Zhejiang Expressway Co. Ltd. (H Shares)	1,226,000	1,104,476
		14,263,906

TOTAL INDUSTRIALS		270,382,082

INFORMATION TECHNOLOGY - 13.3%
Communications Equipment - 0.1%
Accton Technology Corp.	716,000	6,495,180
Electronic Equipment & Components - 1.1%
Alviva Holdings Ltd.	11,198	14,023
Coretronic Corp.	106,400	272,759
FIH Mobile Ltd. (a)	2,666,000	392,330
General Interface Solution Holding Ltd.	151,000	491,500
Goldtek Technology Co. Ltd.	6,713	24,557
GrandTech CG Systems, Inc.	15,000	28,331
Hon Hai Precision Industry Co. Ltd. (Foxconn)	12,557,626	46,661,038
Innolux Corp.	1,731,000	1,053,675
LG Display Co. Ltd. (a)	57,396	902,727
LG Innotek Co. Ltd.	1,679	463,541
Redington (India) Ltd.	249,445	506,186
Samsung Electro-Mechanics Co. Ltd.	26,457	3,699,293
Samsung SDI Co. Ltd.	19,986	9,211,313
Shenzhen Laibao Hi-Tech Co. Ltd. (A Shares)	158,400	256,834
Simplo Technology Co. Ltd.	3,000	33,676
SINBON Electronics Co. Ltd.	181,000	1,740,635
Sirtec International Co. Ltd.	1,000	961
Sunny Optical Technology Group Co. Ltd.	175,300	4,188,124
Unimicron Technology Corp.	3,311,000	30,794,907
Wasion Holdings Ltd.	54,000	20,869
Yageo Corp.	371,600	6,098,710
		106,855,989
IT Services - 1.4%
Computer Age Management Services Private Ltd.	4,822	159,262
Digital China Holdings Ltd. (H Shares)	269,000	147,329
Globant SA (a)	54,753	15,002,322
HCL Technologies Ltd.	621,785	9,278,548
Hinduja Global Solutions Ltd. (a)	1,905	30,609
Infosys Ltd.	692,236	15,739,832
Infosys Ltd. sponsored ADR	1,670,218	37,513,096
MindTree Consulting Ltd.	111,574	5,734,086
Mphasis BFL Ltd.	81,525	3,355,867
Network International Holdings PLC (a)(d)	505,549	1,521,967
PagSeguro Digital Ltd. (a)(b)	61,018	972,627
StoneCo Ltd. Class A (a)	71,202	800,310
Systex Corp.	33,000	97,320
Tata Consultancy Services Ltd.	417,087	19,629,248
Tech Mahindra Ltd.	903,289	16,864,792
Wipro Ltd.	1,232,209	9,090,999
WNS Holdings Ltd. sponsored ADR (a)	22,471	1,856,779
		137,794,993
Semiconductors & Semiconductor Equipment - 7.6%
Advanced Analog Technology, Inc.	51,000	131,102
ASE Technology Holding Co. Ltd.	2,334,000	8,438,508
ASML Holding NV (Netherlands)	6,451	4,315,874
ASPEED Tech, Inc.	2,000	196,633
ChipMOS TECHNOLOGIES, Inc.	767,000	1,449,162
Contrel Technology Co. Ltd.	122,000	84,750
Daqo New Energy Corp. ADR (a)	47,507	2,278,436
DB HiTek Co. Ltd.	33,716	1,976,483
eGalax_eMPIA Technology, Inc.	297,910	890,958
eMemory Technology, Inc.	217,000	14,649,436
Everlight Electronics Co. Ltd.	73,000	131,524
Excelliance Mos Corp.	11,000	74,343
Generalplus Technology, Inc.	41,000	102,561
Global Unichip Corp.	134,000	2,223,864
Himax Technologies, Inc. sponsored ADR (b)	129,420	1,437,856
King Yuan Electronics Co. Ltd.	530,000	835,217
LONGi Green Energy Technology Co. Ltd.	1,381,818	17,010,866
Lx Semicon Co. Ltd.	9,519	914,424
Macroblock, Inc.	68,000	440,147
Malaysian Pacific Industries Bhd	12,286	104,702
MediaTek, Inc.	2,571,000	101,627,868
MLS Co. Ltd. (A Shares)	1,077,356	2,218,149
Nanya Technology Corp.	296,000	829,185
Novatek Microelectronics Corp.	500,000	8,291,894
Parade Technologies Ltd.	117,000	8,080,472
Phison Electronics Corp.	24,000	444,194
PixArt Imaging, Inc.	19,000	91,951
Powertech Technology, Inc.	1,009,000	3,423,568
Radiant Opto-Electronics Corp.	437,000	1,580,625
Raydium Semiconductor Corp.	64,572	1,399,109
Realtek Semiconductor Corp.	611,000	10,077,384
Shanghai Fullhan Microelectron Co., Ltd. Class A	68,377	1,422,974
Sigurd Microelectronics Corp.	212,000	435,676
Silergy Corp.	155,774	20,763,730
Silicon Motion Tech Corp. sponsored ADR	22,100	1,603,134
SK Hynix, Inc.	502,827	52,427,439
SNU Precision Co. Ltd. (a)	8,382	22,275
Sonix Technology Co. Ltd.	222,000	700,900
Taiwan Semiconductor Manufacturing Co. Ltd.	18,818,900	404,727,966
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	426,607	45,651,215
United Microelectronics Corp.	5,173,000	9,750,879
Vanguard International Semiconductor Corp.	639,000	2,900,948
ViTrox Corp. Bhd	12,000	21,236
Will Semiconductor Ltd.	41,500	1,616,851
Winbond Electronics Corp.	1,629,000	1,962,421
		739,758,889
Software - 0.1%
Asseco Poland SA	16,805	296,120
Birlasoft Ltd.	33,607	181,406
Cyient Ltd.	44,146	477,729
Genesis Technology, Inc.	21,000	36,591
Hundsun Technologies, Inc. (A Shares)	944,650	7,821,614
IReader Technology Co. Ltd. (A Shares)	188,500	543,458
Kingdee International Software Group Co. Ltd. (a)	529,000	1,298,367
KPIT Engineering Ltd.	193,160	1,454,062
Nucleus Software Exports Ltd.	31,536	192,338
Oracle Financial Services Soft	3,355	150,581
Sangfor Technologies, Inc.	103,200	2,379,934
Shanghai Weaver Network Co. Ltd. (A Shares)	20,300	211,969
Tata Elxsi Ltd.	3,846	327,552
		15,371,721
Technology Hardware, Storage & Peripherals - 3.0%
Acer, Inc.	427,000	443,295
ASUSTeK Computer, Inc.	348,000	4,643,980
Chicony Electronics Co. Ltd.	62,000	199,498
Compal Electronics, Inc.	1,167,000	1,063,492
Gigabyte Technology Co. Ltd.	182,000	932,904
Lenovo Group Ltd.	9,398,000	10,450,774
Lite-On Technology Corp.	2,172,000	5,342,402
Micro-Star International Co. Ltd.	267,000	1,505,504
Samsung Electronics Co. Ltd.	4,430,240	266,964,780
Wiwynn Corp.	87,000	3,108,256
		294,654,885

TOTAL INFORMATION TECHNOLOGY		1,300,931,657

MATERIALS - 3.8%
Chemicals - 1.0%
Abou Kir Fertilizers & Chemical Industries	68,315	91,232
Andhra Sugars Ltd. (a)	60,735	116,129
China BlueChemical Ltd. (H Shares)	162,000	48,302
China Risun Group Ltd. Class H	238,000	147,711
China Sanjiang Fine Chemicals Ltd.	329,000	86,727
China XLX Fertiliser Ltd.	34,724	26,661
Finolex Industries Ltd.	24,457	49,516
Formosa Plastics Corp.	1,024,000	3,867,881
Fufeng Group Ltd.	437,000	163,289
Gujarat Narmada Valley Fertilizers Co.	54,694	400,498
Gujarat State Fertilizers & Chemicals Ltd.	97,251	161,547
Hansol Chemical Co. Ltd.	48,428	8,742,700
Hyosung TNC Co. Ltd.	5,411	2,200,544
KCC Corp.	1,168	327,063
LG Chemical Ltd.	50,772	24,096,079
Mangalore Chemicals & Fertilizers Ltd. (a)	50,959	47,774
National Industrialization Co. (a)	317,065	1,906,599
Pcbl Ltd. /India	197,247	501,342
PhosAgro OJSC GDR (Reg. S)	56,109	343,269
Polyplex Corp. Ltd.	8,102	193,778
PT Avia Avian (a)	61,092,600	3,486,407
Sabic Agriculture-Nutrients Co.	34,610	1,468,644
Sahara International Petrochemical Co.	619,308	7,692,447
Sasol Ltd. (a)	111,597	2,560,587
Satellite Chemical Co. Ltd. (A Shares)	878,697	6,278,347
Saudi Basic Industries Corp.	237,100	7,874,473
Saudi Industrial Investment Group	233,358	2,192,571
Saudi Kayan Petrochemical Co. (a)	625,538	3,391,381
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	389,683	2,295,759
Sharda Cropchem Ltd.	25,945	183,524
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	44,900	2,971,482
Solar Industries India Ltd.	182,100	5,576,896
Taekwang Industrial Co. Ltd.	168	142,367
Unipar Carbocloro SA	5,600	104,354
UPL Ltd. (a)	150,254	1,323,965
		91,061,845
Construction Materials - 0.2%
Anhui Conch Cement Co. Ltd. (H Shares)	704,000	3,774,678
Asia Cement (China) Holdings Corp.	259,584	162,103
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	165,850	1,192,895
CEMEX S.A.B. de CV sponsored ADR (a)	1,187,080	6,054,108
China National Building Materials Co. Ltd. (H Shares)	2,678,442	3,434,339
Grasim Industries Ltd.	41,129	870,554
JK Cement Ltd.	149,100	5,620,433
NCL Industries Ltd.	21,490	50,381
Qatar National Cement Co. QSC (a)	43,421	73,819
		21,233,310
Containers & Packaging - 0.0%
CPMC Holdings Ltd.	104,000	57,359
Klabin SA unit	477,578	2,150,709
		2,208,068
Metals & Mining - 2.5%
African Rainbow Minerals Ltd.	32,510	580,245
Aluminum Corp. of China Ltd. (H Shares) (a)	984,000	695,515
Angang Steel Co. Ltd. (H Shares)	1,995,654	990,855
Anglo American Platinum Ltd.	37,024	5,830,896
Ann Joo Resources Bhd	500	226
Baoshan Iron & Steel Co. Ltd. (A Shares)	5,250,001	6,007,847
Barrick Gold Corp. (b)	750,100	16,929,757
China Molybdenum Co. Ltd. (A Shares)	2,160,300	2,057,836
China Oriental Group Co. Ltd. (H Shares)	102,045	29,642
China Zhongwang Holdings Ltd. (a)(c)	350,800	75,416
Companhia Siderurgica Nacional SA (CSN)	410,662	2,000,818
Fangda Special Steel Technology Co. Ltd. (A Shares)	3,603,277	4,694,526
First Quantum Minerals Ltd.	299,100	8,771,240
Gold Fields Ltd.	490,767	6,833,330
Gold Fields Ltd. sponsored ADR	188,000	2,635,760
Grupa Kety SA	325	44,583
Grupo Mexico SA de CV Series B	3,466,198	17,782,014
Hindalco Industries Ltd.	1,507,885	11,455,817
Hunan Valin Steel Co. Ltd. (A Shares)	28,318	26,167
Impala Platinum Holdings Ltd.	1,760,375	33,578,077
Jiangxi Copper Co. Ltd. (H Shares)	1,242,000	2,231,423
KGHM Polska Miedz SA (Bearer)	8,634	339,031
Kirloskar Industries Ltd.	674	12,557
Korea Zinc Co. Ltd.	22,553	10,344,806
Kumba Iron Ore Ltd.	104,567	4,133,407
National Aluminium Co. Ltd.	39,774	63,884
Novolipetsk Steel OJSC GDR (Reg. S)	92,090	706,041
Polyus PJSC	2,468	259,604
Polyus PJSC unit	10,588	565,068
POSCO	123,482	29,382,375
POSCO sponsored ADR	33,432	1,983,186
SGIS Songshan Co. Ltd. (A Shares)	649,700	486,046
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	1,011,104	1,171,482
Sibanye Stillwater Ltd.	1,627,853	7,679,609
Southern Copper Corp.	57,260	3,973,271
Tata Steel Ltd.	953,933	15,419,836
Ternium SA sponsored ADR (b)	148,325	5,826,206
Vale SA	665,400	11,919,000
Vale SA sponsored ADR	1,249,658	23,106,176
Vedanta Ltd.	378,255	1,904,786
Xinyu Iron & Steel Co. Ltd.	2,900,747	2,721,785
		245,250,146
Paper & Forest Products - 0.1%
Dexco SA	640,145	1,711,046
Nine Dragons Paper (Holdings) Ltd.	242,000	231,329
Suzano Papel e Celulose SA	549,300	5,871,839
		7,814,214

TOTAL MATERIALS		367,567,583

REAL ESTATE - 0.5%
Real Estate Management & Development - 0.5%
Agile Property Holdings Ltd.	2,713,238	1,236,036
Ayala Land, Inc.	17,834,200	13,584,645
China Overseas Land and Investment Ltd.	3,048,500	9,303,960
China Resources Land Ltd.	980,000	4,765,439
China Resources Mixc Lifestyle Services Ltd. (d)	528,600	2,719,233
Emaar Properties PJSC (a)	5,766,024	7,974,681
Hang Lung Properties Ltd.	1,253,000	2,626,384
K Wah International Holdings Ltd.	234,029	88,645
KE Holdings, Inc. ADR (a)	255,959	4,968,164
Longfor Properties Co. Ltd. (d)	757,000	4,049,164
Powerlong Real Estate Holding Ltd.	195,417	93,275
Xinyuan Real Estate Co. Ltd. ADR (a)	2,500	1,675
Yuexiu Property Co. Ltd.	178,289	178,412
		51,589,713
UTILITIES - 0.3%
Electric Utilities - 0.1%
CESC Ltd. GDR	126,180	130,824
PGE Polska Grupa Energetyczna SA (a)	526,044	1,020,439
Saudi Electricity Co.	454,306	3,342,177
Tauron Polska Energia SA (a)	516,875	303,604
Zespol Elektrowni Patnow Adamow Konin SA (a)	10,963	36,115
		4,833,159
Gas Utilities - 0.2%
ENN Energy Holdings Ltd.	770,200	11,176,603
GAIL India Ltd.	908,413	1,742,356
Indraprastha Gas Ltd.	165,054	758,059
Kunlun Energy Co. Ltd.	9,050,000	8,847,798
National Gas & Industrialization Co.	14,726	216,669
		22,741,485
Independent Power and Renewable Electricity Producers - 0.0%
Datang International Power Generation Co. Ltd. (H Shares)	676,000	133,217
Orient Green Power Co. Ltd. (a)	538,484	78,077
		211,294
Multi-Utilities - 0.0%
Qatar Electricity & Water Co.	12,736	62,788
Water Utilities - 0.0%
Taliworks Corp. Bhd	154,900	35,972

TOTAL UTILITIES		27,884,698

TOTAL COMMON STOCKS
(Cost $4,071,773,029)		5,080,332,771

Nonconvertible Preferred Stocks - 1.7%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	2,558,300	7,495,819
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,805,500	11,915,872
(PN) sponsored ADR (non-vtg.)	553,830	7,249,635
sponsored ADR	2,040,821	29,163,332
		48,328,839
FINANCIALS - 0.6%
Banks - 0.6%
Banco Bradesco SA (PN)	1,146,623	4,529,336
Itau Unibanco Holding SA	5,763,836	28,496,400
Itau Unibanco Holding SA sponsored ADR (b)	3,303,515	15,955,977
Itausa-Investimentos Itau SA (PN)	5,212,441	10,138,141
Sberbank of Russia	145,250	134,401
Sberbank of Russia (Russia)	128,031	118,866
		59,373,121
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Forjas Taurus SA (a)	149,300	648,878
Airlines - 0.0%
Azul SA (a)	460,300	2,259,640

TOTAL INDUSTRIALS		2,908,518

INFORMATION TECHNOLOGY - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd.	474,460	26,224,947
MATERIALS - 0.2%
Chemicals - 0.1%
Braskem SA (PN-A)	413,626	3,832,205
LG Chemical Ltd.	10,571	2,396,162
Unipar Carbocloro SA	31,400	578,727
		6,807,094
Metals & Mining - 0.1%
Gerdau SA	2,704,733	13,366,947
Metalurgica Gerdau SA (PN)	574,600	1,161,090
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	131,900	376,623
		14,904,660

TOTAL MATERIALS		21,711,754

UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Energetica de Minas Gerais (CEMIG) (PN)	644,991	1,602,555
Companhia Paranaense de Energia-COPEL (PN-B)	1,267,000	1,704,352
Transmissora Alianca de Energia Eletrica SA	15,800	40,392
		3,347,299
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $140,178,055)		169,390,297

Equity Funds - 38.0%
Diversified Emerging Markets Funds - 38.0%
Aberdeen Emerging Markets Fund Institutional Service Class	11,965,871	187,624,852
Artisan Developing World Fund Investor Shares	7,321,364	133,468,463
Brandes Emerging Markets Value Fund Class A	16,850,310	132,274,933
Calvert Emerging Markets Equity Fund Class A	45	866
Fidelity Advisor Emerging Markets Fund Class Z (e)	15,923,372	622,922,321
Fidelity SAI Emerging Markets Index Fund (e)	23,089,924	344,501,663
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	51,875,236	590,858,941
Fidelity SAI Emerging Markets Value Index Fund (a)(e)	65,964,909	885,908,737
GMO Emerging Markets Fund - Class III	1,924,381	57,827,636
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	12,110,916	318,759,317
Invesco Developing Markets Fund Class R6	4,625,320	192,737,074
Invesco Emerging Markets Innovators Fund Class A	173,274	1,528,275
iShares MSCI China ETF (b)	2,226,845	130,515,385
iShares MSCI EM ESG Optimized ETF (b)	209,609	7,948,373
iShares MSCI South Korea Index ETF (b)	546,222	39,551,935
Lazard Emerging Markets Equity Portfolio Open Shares	842,137	15,352,165
Matthews Korea Fund Investor Class	4,457,127	23,578,201
Matthews Pacific Tiger Fund Investor Class	164	4,215
Xtrackers Harvest CSI 300 China ETF Class A (b)	694,541	25,447,982
TOTAL EQUITY FUNDS
(Cost $3,290,130,612)		3,710,811,334

Other - 0.2%
Commodity Funds - Broad Basket - 0.2%
Fidelity SAI Inflation-Focused Fund (e)
(Cost $10,022,703)	1,173,878	13,476,115

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.4% 3/3/22 to 5/26/22 (f)
(Cost $26,985,932)	27,000,000	26,986,586

Money Market Funds - 9.5%
Fidelity Cash Central Fund 0.07% (g)	46,779,465	46,788,821
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	227,203,661	227,226,382
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (i)	656,627,779	656,627,779
TOTAL MONEY MARKET FUNDS
(Cost $930,642,982)		930,642,982
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $8,469,733,313)		9,931,640,085
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(173,708,498)
NET ASSETS - 100%		$9,757,931,587

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	10,904	March 2022	$640,882,600	$(14,417,265)	$(14,417,265)

The notional amount of futures purchased as a percentage of Net Assets is 6.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $152,996,215 or 1.6% of net assets.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $26,986,586.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$8,973,295	$482,032,172	$444,216,646	$15,721	$--	$--	$46,788,821	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	213,463,969	2,192,506,990	2,178,744,577	1,782,801	--	--	227,226,382	0.6%
Total	$222,437,264	$2,674,539,162	$2,622,961,223	$1,798,522	$--	$--	$274,015,203

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Emerging Markets Fund Class Z	$--	$40,618,229	$--	$40,618,229	$--	$174,721,316	$622,922,321
Fidelity Emerging Markets Fund	684,589,409	29,999,992	--	--	--	(307,006,625)	--
Fidelity SAI Emerging Markets Index Fund	438,038,233	10,186,411	50,000,000	10,186,411	17,889,027	(71,612,008)	344,501,663
Fidelity SAI Emerging Markets Low Volatility Index Fund	518,268,483	40,338,589	--	13,338,589	--	32,251,869	590,858,941
Fidelity SAI Emerging Markets Value Index Fund	323,147,760	614,620,096	--	30,620,093	--	(51,859,119)	885,908,737
Fidelity SAI Inflation-Focused Fund	9,687,545	3,254,116	--	3,254,115	--	534,454	13,476,115
Total	$1,973,731,430	$739,017,433	$50,000,000	$98,017,437	$17,889,027	$(222,970,113)	$2,457,667,777

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$482,368,696	$82,806,194	$382,251,282	$17,311,220
Consumer Discretionary	791,314,782	499,573,242	291,132,678	608,862
Consumer Staples	322,514,792	269,704,758	52,810,034	--
Energy	231,060,857	166,284,107	64,770,936	5,814
Financials	1,203,386,156	564,475,910	638,910,246	--
Health Care	146,529,534	101,239,486	45,290,048	--
Industrials	273,290,600	228,716,036	44,317,322	257,242
Information Technology	1,327,156,604	215,564,421	1,111,592,183	--
Materials	389,279,337	240,068,275	149,135,646	75,416
Real Estate	51,589,713	51,589,713	--	--
Utilities	31,231,997	29,871,839	1,360,158	--
Equity Funds	3,710,811,334	3,710,811,334	--	--
Other	13,476,115	13,476,115	--	--
Other Short-Term Investments	26,986,586	--	26,986,586	--
Money Market Funds	930,642,982	930,642,982	--	--
Total Investments in Securities:	$9,931,640,085	$7,104,824,412	$2,808,557,119	$18,258,554
Derivative Instruments:
Liabilities
Futures Contracts	$(14,417,265)	$(14,417,265)	$--	$--
Total Liabilities	$(14,417,265)	$(14,417,265)	$--	$--
Total Derivative Instruments:	$(14,417,265)	$(14,417,265)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(14,417,265)
Total Equity Risk	0	(14,417,265)
Total Value of Derivatives	$0	$(14,417,265)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	46.8%
Cayman Islands	10.4%
Taiwan	8.7%
China	6.9%
Korea (South)	6.7%
India	5.7%
Brazil	3.1%
South Africa	2.0%
Hong Kong	1.5%
Saudi Arabia	1.3%
Mexico	1.2%
Indonesia	1.1%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $220,639,507) — See accompanying schedule: Unaffiliated issuers (cost $6,101,358,243)	$7,199,957,105
Fidelity Central Funds (cost $274,015,203)	274,015,203
Other affiliated issuers (cost $2,094,359,867)	2,457,667,777
Total Investment in Securities (cost $8,469,733,313)		$9,931,640,085
Foreign currency held at value (cost $9,310,752)		9,299,146
Receivable for investments sold		57,296,652
Receivable for fund shares sold		53,823,993
Dividends receivable		11,232,665
Interest receivable		8,108
Distributions receivable from Fidelity Central Funds		147,572
Other receivables		147,096
Total assets		10,063,595,317
Liabilities
Payable to custodian bank	$631,382
Payable for investments purchased	49,737,473
Payable for fund shares redeemed	6,639,483
Accrued management fee	2,413,614
Payable for daily variation margin on futures contracts	7,582,136
Other payables and accrued expenses	11,483,829
Collateral on securities loaned	227,175,813
Total liabilities		305,663,730
Net Assets		$9,757,931,587
Net Assets consist of:
Paid in capital		$8,384,105,425
Total accumulated earnings (loss)		1,373,826,162
Net Assets		$9,757,931,587
Net Asset Value, offering price and redemption price per share ($9,757,931,587 ÷ 824,336,149 shares)		$11.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$150,039,682
Affiliated issuers		51,470,217
Non-Cash dividends		18,905,682
Interest		100,450
Income from Fidelity Central Funds (including $1,782,801 from security lending)		1,798,522
Income before foreign taxes withheld		222,314,553
Less foreign taxes withheld		(15,648,339)
Total income		206,666,214
Expenses
Management fee	$54,570,738
Custodian fees and expenses	1,612,941
Independent trustees' fees and expenses	70,667
Registration fees	298,258
Audit	142,376
Legal	19,590
Miscellaneous	56,173
Total expenses before reductions	56,770,743
Expense reductions	(24,572,007)
Total expenses after reductions		32,198,736
Net investment income (loss)		174,467,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,015,069)	(2,216,797)
Affiliated issuers	17,889,027
Foreign currency transactions	(3,242,962)
Futures contracts	(17,568,247)
Capital gain distributions from underlying funds:
Unaffiliated issuers	48,012,142
Affiliated issuers	46,547,220
Total net realized gain (loss)		89,420,383
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,436,579)	(1,300,885,980)
Affiliated issuers	(222,970,113)
Assets and liabilities in foreign currencies	336,710
Futures contracts	(16,285,049)
Total change in net unrealized appreciation (depreciation)		(1,539,804,432)
Net gain (loss)		(1,450,384,049)
Net increase (decrease) in net assets resulting from operations		$(1,275,916,571)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$174,467,478	$91,514,399
Net realized gain (loss)	89,420,383	219,539,578
Change in net unrealized appreciation (depreciation)	(1,539,804,432)	2,384,371,428
Net increase (decrease) in net assets resulting from operations	(1,275,916,571)	2,695,425,405
Distributions to shareholders	(294,736,059)	(90,024,462)
Share transactions
Proceeds from sales of shares	3,263,578,700	3,358,154,783
Reinvestment of distributions	266,713,282	81,913,668
Cost of shares redeemed	(1,415,939,059)	(1,649,482,798)
Net increase (decrease) in net assets resulting from share transactions	2,114,352,923	1,790,585,653
Total increase (decrease) in net assets	543,700,293	4,395,986,596
Net Assets
Beginning of period	9,214,231,294	4,818,244,698
End of period	$9,757,931,587	$9,214,231,294
Other Information
Shares
Sold	245,488,428	324,339,792
Issued in reinvestment of distributions	20,980,423	6,168,199
Redeemed	(105,951,304)	(138,988,515)
Net increase (decrease)	160,517,547	191,519,476

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.88	$10.20	$10.23	$11.75	$9.14
Income from Investment Operations
Net investment income (loss)B,C	.24	.15	.23D	.17	.14
Net realized and unrealized gain (loss)	(1.90)	3.66	(.03)	(1.53)	2.62
Total from investment operations	(1.66)	3.81	.20	(1.36)	2.76
Distributions from net investment income	(.25)	(.13)	(.23)	(.16)	(.15)
Distributions from net realized gain	(.13)	–	–	–	–E
Total distributions	(.38)	(.13)	(.23)	(.16)	(.15)
Net asset value, end of period	$11.84	$13.88	$10.20	$10.23	$11.75
Total ReturnF	(12.12)%	37.42%	1.80%	(11.48)%	30.23%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.58%	.59%	.64%	.66%	.70%
Expenses net of fee waivers, if any	.33%	.34%	.39%	.41%	.45%
Expenses net of all reductions	.33%	.34%	.39%	.40%	.45%
Net investment income (loss)	1.78%	1.28%	2.20%D	1.60%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$9,757,932	$9,214,231	$4,818,245	$4,660,765	$5,070,379
Portfolio turnover rateI	31%	43%	39%	57%	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Emerging Markets Fund	$62,870

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,993,696,207
Gross unrealized depreciation	(605,974,654)
Net unrealized appreciation (depreciation)	$1,387,721,553
Tax Cost	$8,543,918,532

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,387,705,984

The Fund intends to elect to defer to its next fiscal year $3,248,368 of ordinary losses recognized during the period January 1, 2022 to February 28, 2022.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$202,005,408	$ 90,024,462
Long-term Capital Gains	92,730,651	–
Total	$294,736,059	$ 90,024,462

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	4,358,109,667	2,937,724,668

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Emerging Markets Fund	$7,209

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Emerging Markets Fund	12,324,619	12,923,717	825,236

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Emerging Markets Fund	30,094

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Emerging Markets Fund	$16,647

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Emerging Markets Fund	$70,162	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $24,572,007.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets.

At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Emerging Markets Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	32%
Fidelity SAI Emerging Markets Value Index Fund	34%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers Emerging Markets Fund	.32%
Actual		$1,000.00	$890.80	$1.50
Hypothetical-C		$1,000.00	$1,023.21	$1.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $80,848,604, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $405,630 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 98% and 58% of the dividends distributed in April and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Acadian Asset Management LLC, Causeway Capital Management LLC (Causeway), FIAM LLC, FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP, and T. Rowe Price Associates, Inc. (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, FIL Investment Advisors (UK) Limited, Schroder Investment Management North America Limited, and T. Rowe Price International Ltd. (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2020. The Board also noted that the fund had out-performed 68%, 66%, and 74% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAE-ANN-0422
1.918359.111

Strategic Advisers® Fidelity® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	1.59%	8.85%	7.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$20,421	Strategic Advisers® Fidelity® International Fund
$18,497	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International (non-U.S.) equities returned -0.25% for the 12 months ending February 28, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. Non-U.S. stocks retreated to begin the new year after posting a 7.98% gain in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for non-U.S. stocks since the early-2020 global outbreak and spread of COVID-19. As the calendar turned, uncertainty washed over global securities markets. Non-U.S. stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and some central banks, such as the U.S. Federal Reserve, accelerating plans to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -5.58%. For the full 12 months, resource-rich Canada (+21%) led all regions, helped by rising prices for crude oil and natural gas. The U.K. (+17%) also notably outperformed, followed by Europe ex U.K. (+5%). Conversely, emerging markets (-10%) lagged by the widest margin. Japan (-5%) and Asia Pacific ex Japan (-2%) also underperformed. By sector, energy stocks rose 24% amid surging oil and natural gas prices. Financials (+11%), materials and utilities (+8% each), and consumer staples (+7%) also topped the broader index, whereas consumer discretionary (-18%) and communications services (-17%) fared worst.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2022, the Fund rose 1.59%, trailing the 3.03% gain of the benchmark MSCI EAFE Index. Within the portfolio, Fidelity® International Discovery Fund (-3%) and Fidelity® International Capital Appreciation Fund (-5%) were the primary relative detractors the past 12 months. Fidelity International Discovery employs a growth-at-a-reasonable-price (GARP) discipline. This period, stock selection in the U.K., primarily in the consumer discretionary, financials and energy sectors, hampered its performance. Out-of-benchmark exposure to emerging markets – which substantially lagged developed markets – also weighed on this fund's result. Fidelity International Capital Appreciation Fund seeks high-quality growth stocks benefiting from long-term "megatrends." Here, picks in the U.K. and Europe worked against its return. In the U.K., investment choices among financials stocks proved to be the biggest negative, while in Europe, picks in utilities and information technology stood out to the downside. Fidelity® Diversified International Fund (-0.3%) also dampened performance versus the benchmark, due to its emphasis on quality with a momentum tilt, which proved to be headwind, particularly during the first half of the period. On the plus side, Fidelity® SAI International Value Index Fund (+8%) – the Fund’s largest investment – was the top relative contributor. This fund benefited from overweighted exposure to the value portion of each MSCI EAFE sector. In October, we added the International Equity Value mandate from sub-adviser FIAM® (+2%). Despite facing a style headwind shortly after being introduced into the portfolio, the strategy performed well and was the second-biggest contributor to relative performance for the period as a whole.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2022, John Curtin assumed co-management responsibilities for the fund, joining Lead Manager Wilfred Chilangwa.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI International Value Index Fund	16.6
Fidelity Overseas Fund	10.2
Fidelity Advisor International Discovery Fund Class Z	9.7
Fidelity Diversified International Fund	8.2
Fidelity International Capital Appreciation Fund	7.1
Fidelity SAI International Index Fund	5.5
Fidelity SAI International Low Volatility Index Fund	5.2
Fidelity SAI International Small Cap Index Fund	2.3
Fidelity Advisor Japan Fund Class Z	1.7
Fidelity SAI International Momentum Index Fund	1.2
67.7

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Common Stocks	21.7%
Preferred Stocks	0.1%
Foreign Large Blend Funds	11.4%
Foreign Large Growth Funds	36.9%
Foreign Large Value Funds	16.6%
Foreign Small Mid Growth Funds	0.4%
Foreign Small Mid Blend Funds	2.3%
Other	2.7%
Sector Funds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 21.7%
	Shares	Value
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom SA (a)	459,732	$20,794,711
Deutsche Telekom AG	1,851,500	33,187,557
Elisa Corp. (A Shares)	292,508	16,207,044
		70,189,312
Entertainment - 0.2%
Capcom Co. Ltd.	981,700	23,696,060
Sea Ltd. ADR (b)	35,350	5,146,960
Universal Music Group NV	1,016,011	23,198,123
		52,041,143
Interactive Media & Services - 0.0%
Z Holdings Corp.	2,520,800	12,338,931
Media - 0.1%
Vivendi SA (c)	736,400	9,296,152
WPP PLC	724,071	10,183,978
		19,480,130
Wireless Telecommunication Services - 0.3%
SoftBank Group Corp.	1,052,100	47,214,068
Vodafone Group PLC	14,198,222	24,993,689
		72,207,757

TOTAL COMMUNICATION SERVICES		226,257,273

CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.2%
DENSO Corp.	598,400	41,885,137
Automobiles - 0.8%
Ferrari NV	57,287	12,310,315
Isuzu Motors Ltd.	2,037,700	27,597,085
Mercedes-Benz Group AG (Germany)	497,424	38,858,541
Suzuki Motor Corp.	318,200	12,657,144
Toyota Motor Corp.	6,290,900	115,099,517
		206,522,602
Hotels, Restaurants & Leisure - 0.3%
Aristocrat Leisure Ltd.	442,738	11,984,564
Compass Group PLC	782,049	17,676,699
Evolution AB (a)	77,032	8,832,426
Flight Centre Travel Group Ltd. (b)(c)	1,561,606	19,916,454
InterContinental Hotel Group PLC (b)	168,016	11,699,442
Whitbread PLC (b)	148,779	5,807,636
		75,917,221
Household Durables - 0.3%
Barratt Developments PLC	1,363,500	11,106,001
Sony Group Corp.	490,600	50,125,682
Vistry Group PLC	756,958	10,181,726
		71,413,409
Internet & Direct Marketing Retail - 0.1%
Deliveroo PLC Class A (a)(b)	2,556,086	4,362,577
Prosus NV	183,440	11,388,255
ZOZO, Inc.	212,200	5,998,782
		21,749,614
Multiline Retail - 0.1%
B&M European Value Retail SA	1,532,012	12,425,846
Pan Pacific International Holdings Ltd.	796,400	13,035,514
		25,461,360
Specialty Retail - 0.1%
JD Sports Fashion PLC	2,599,485	5,229,227
Nitori Holdings Co. Ltd.	61,100	9,194,218
WH Smith PLC (b)	303,548	6,567,790
		20,991,235
Textiles, Apparel & Luxury Goods - 0.4%
Compagnie Financiere Richemont SA Series A	123,991	16,603,208
Hermes International SCA	11,402	15,723,785
LVMH Moet Hennessy Louis Vuitton SE	87,497	64,301,996
		96,628,989

TOTAL CONSUMER DISCRETIONARY		560,569,567

CONSUMER STAPLES - 1.6%
Beverages - 0.5%
Anheuser-Busch InBev SA NV	541,217	33,397,347
Asahi Group Holdings	355,200	14,348,269
Diageo PLC	862,559	42,733,195
Heineken NV (Bearer)	136,086	13,804,371
Pernod Ricard SA	121,450	26,512,589
		130,795,771
Food & Staples Retailing - 0.3%
Seven & i Holdings Co. Ltd.	631,200	30,712,783
Tesco PLC	6,042,137	23,406,990
Tsuruha Holdings, Inc.	41,500	3,317,401
Zur Rose Group AG (b)	33,934	5,893,811
		63,330,985
Food Products - 0.5%
Nestle SA (Reg. S)	881,215	114,818,566
Tate & Lyle PLC	1,475,753	14,814,324
		129,632,890
Household Products - 0.1%
Reckitt Benckiser Group PLC	169,739	14,373,009
Personal Products - 0.1%
L'Oreal SA	45,652	18,047,346
Shiseido Co. Ltd.	300,500	17,162,467
		35,209,813
Tobacco - 0.1%
Imperial Brands PLC	391,427	8,559,044
Swedish Match Co. AB	3,230,425	23,484,362
		32,043,406

TOTAL CONSUMER STAPLES		405,385,874

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
BP PLC	7,154,470	34,871,713
Equinor ASA	665,501	20,920,372
Idemitsu Kosan Co. Ltd.	1,129,500	30,260,166
Neste OYJ	127,896	4,987,260
Reliance Industries Ltd. sponsored GDR (a)	191,700	12,032,705
Shell PLC	1,383,291	36,478,486
Shell PLC:
ADR	984,200	51,562,238
rights (b)(d)	1,383,291	331,990
Thungela Resources Ltd. (b)(c)	47,900	429,251
Total SA	2,489,293	126,817,679
		318,691,860
FINANCIALS - 4.9%
Banks - 2.6%
Banco Santander SA (Spain)	7,445,400	24,793,320
Bankinter SA	1,399,927	7,949,264
BNP Paribas SA	1,086,800	63,061,117
CaixaBank SA	2,107,320	6,921,671
Commonwealth Bank of Australia	293,938	19,952,511
Erste Group Bank AG	800,204	28,444,715
FinecoBank SpA	946,174	15,768,785
Hang Seng Bank Ltd.	986,000	18,194,303
HSBC Holdings PLC (United Kingdom)	3,585,266	24,889,928
ING Groep NV (Certificaten Van Aandelen)	1,974,694	23,061,471
KBC Groep NV	564,162	40,646,160
Lloyds Banking Group PLC	66,331,989	42,751,340
Mediobanca SpA	1,486,700	15,482,848
Mitsubishi UFJ Financial Group, Inc.	11,871,600	72,879,592
National Australia Bank Ltd.	3,327,862	69,895,233
NatWest Group PLC	5,012,272	15,358,405
PT Bank Rakyat Indonesia (Persero) Tbk	22,037,200	7,046,621
Societe Generale Series A	677,863	19,168,305
Standard Chartered PLC (United Kingdom)	4,847,763	34,548,060
Sumitomo Mitsui Financial Group, Inc.	553,900	19,642,557
Unicaja Banco SA (a)	2,989,700	2,818,708
UniCredit SpA	448,803	5,670,413
United Overseas Bank Ltd.	2,910,803	64,219,309
		643,164,636
Capital Markets - 0.4%
EQT AB	284,996	9,538,826
Hong Kong Exchanges and Clearing Ltd.	256,800	12,408,528
Macquarie Group Ltd.	149,909	19,683,129
Nordnet AB	567,165	9,713,332
UBS Group AG	871,015	16,023,863
UBS Group AG	1,572,800	28,530,592
		95,898,270
Diversified Financial Services - 0.3%
Investor AB (B Shares)	1,774,904	36,141,437
ORIX Corp.	2,093,200	41,567,221
		77,708,658
Insurance - 1.6%
AIA Group Ltd.	5,725,000	59,447,512
Assicurazioni Generali SpA (c)	632,900	12,516,774
Aviva PLC	929,230	5,206,827
AXA SA	2,017,777	54,596,264
Beazley PLC	875,400	5,294,726
Hannover Reuck SE	98,600	18,152,448
Hiscox Ltd.	791,564	9,740,100
Legal & General Group PLC	1,122,577	4,150,648
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	43,100	11,823,941
NN Group NV	654,917	31,432,698
Prudential PLC (b)	721,233	10,903,942
Sampo Oyj (A Shares)	398,800	18,817,207
Swiss Life Holding AG	17,470	10,659,799
Talanx AG	352,638	15,393,624
Tokio Marine Holdings, Inc.	1,058,200	60,510,649
Zurich Insurance Group Ltd.	137,523	63,122,517
		391,769,676

TOTAL FINANCIALS		1,208,541,240

HEALTH CARE - 2.4%
Biotechnology - 0.1%
Argenx SE (b)	68,672	19,883,521
Health Care Equipment & Supplies - 0.4%
Hoya Corp.	422,300	54,566,751
Olympus Corp.	1,205,400	24,482,246
Siemens Healthineers AG (a)	385,187	24,717,640
		103,766,637
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA	144,654	14,679,182
Lonza Group AG	25,142	17,395,808
PolyPeptide Group AG (a)(b)	72,660	6,452,014
Sartorius Stedim Biotech	37,349	14,322,250
		52,849,254
Pharmaceuticals - 1.7%
AstraZeneca PLC (United Kingdom)	850,408	103,363,992
Bayer AG	247,200	14,279,012
Merck KGaA	55,047	10,918,439
Novartis AG	200,170	17,593,234
Roche Holding AG (participation certificate)	312,142	118,218,671
Sanofi SA	1,026,770	107,330,931
UCB SA	376,910	41,134,770
		412,839,049

TOTAL HEALTH CARE		589,338,461

INDUSTRIALS - 3.1%
Aerospace & Defense - 0.3%
Airbus Group NV	396,896	50,675,333
BAE Systems PLC	1,540,047	14,785,974
Rheinmetall AG	13,300	1,979,614
		67,440,921
Air Freight & Logistics - 0.3%
Deutsche Post AG	1,303,972	65,540,531
DSV A/S	48,341	8,897,489
		74,438,020
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (b)	115,800	11,546,418
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	660,704	17,341,970
Compagnie de St. Gobain	175,781	10,899,318
Daikin Industries Ltd.	40,100	7,410,666
Kingspan Group PLC (Ireland)	144,231	14,085,922
Nibe Industrier AB (B Shares)	562,611	5,008,231
		54,746,107
Commercial Services & Supplies - 0.0%
Rentokil Initial PLC	895,778	6,079,077
Construction & Engineering - 0.3%
Ferrovial SA	448,861	12,228,869
VINCI SA	478,600	50,181,916
		62,410,785
Electrical Equipment - 0.0%
Legrand SA	34,714	3,274,923
Industrial Conglomerates - 0.6%
Hitachi Ltd.	1,411,600	69,373,635
Siemens AG	586,387	82,611,637
		151,985,272
Machinery - 0.4%
AutoStore Holdings Ltd.	1,171,436	3,906,523
Indutrade AB	455,961	10,086,492
Minebea Mitsumi, Inc.	1,153,000	25,032,732
Misumi Group, Inc.	474,400	15,123,525
Sandvik AB	935,109	20,153,968
SMC Corp.	21,700	12,962,917
Techtronic Industries Co. Ltd.	721,000	12,040,348
		99,306,505
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	2,000	6,327,023
Professional Services - 0.4%
Experian PLC	530,293	20,715,610
Persol Holdings Co. Ltd.	657,900	14,615,549
Recruit Holdings Co. Ltd.	732,600	30,923,185
RELX PLC (London Stock Exchange)	405,907	12,361,087
Teleperformance	58,730	21,792,499
		100,407,930
Trading Companies & Distributors - 0.5%
AerCap Holdings NV (b)	86,100	4,686,423
Ashtead Group PLC	146,083	9,492,746
Brenntag SE	219,307	18,385,061
Electrocomponents PLC	583,968	7,703,272
Ferguson PLC	208,946	31,838,758
Itochu Corp.	1,279,900	41,670,645
		113,776,905
Transportation Infrastructure - 0.1%
Aena SME SA (a)(b)	102,668	16,755,958

TOTAL INDUSTRIALS		768,495,844

INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.0%
Ericsson (B Shares)	762,050	7,012,306
Electronic Equipment & Components - 0.1%
Ibiden Co. Ltd.	127,600	6,126,665
Keyence Corp.	31,700	14,829,087
		20,955,752
IT Services - 0.6%
Adyen BV (a)(b)	10,892	22,701,909
ALTEN	22,800	3,442,293
Amadeus IT Holding SA Class A (b)	134,210	8,854,724
Capgemini SA	120,178	25,156,815
Fujitsu Ltd.	199,800	29,027,759
OBIC Co. Ltd.	41,700	6,641,387
TIS, Inc.	960,600	22,560,084
Wix.com Ltd. (b)	116,750	10,691,965
Worldline SA (a)(b)	292,000	14,890,022
		143,966,958
Semiconductors & Semiconductor Equipment - 0.6%
ASML Holding NV (Netherlands)	84,004	56,200,700
Infineon Technologies AG	312,977	10,589,867
Renesas Electronics Corp. (b)	2,605,800	30,698,160
Sumco Corp.	907,700	14,898,707
Tokyo Electron Ltd.	58,500	28,378,593
		140,766,027
Software - 0.1%
Money Forward, Inc. (b)	133,900	5,858,453
NICE Systems Ltd. (b)	57,825	13,069,516
SAP SE	81,498	9,193,303
		28,121,272
Technology Hardware, Storage & Peripherals - 0.2%
Canon, Inc.	605,900	14,258,623
FUJIFILM Holdings Corp.	353,500	22,329,552
Samsung Electronics Co. Ltd.	142,220	8,570,130
		45,158,305

TOTAL INFORMATION TECHNOLOGY		385,980,620

MATERIALS - 2.3%
Chemicals - 0.6%
Air Liquide SA	137,900	22,905,905
HEXPOL AB (B Shares)	707,590	7,239,756
Linde PLC	66,400	19,380,435
NOF Corp.	94,400	4,089,175
Nutrien Ltd.	133,300	11,464,326
Shin-Etsu Chemical Co. Ltd.	414,200	64,693,114
Sika AG	78,783	26,142,951
		155,915,662
Construction Materials - 0.3%
CRH PLC	1,169,943	53,183,571
HeidelbergCement AG	120,300	7,805,905
Holcim Ltd.	124,320	6,258,026
		67,247,502
Metals & Mining - 1.3%
Anglo American PLC (United Kingdom)	1,398,121	70,971,062
ArcelorMittal SA (Netherlands)	988,605	30,675,076
BHP Group Ltd.	1,701,300	57,655,624
Evolution Mining Ltd.	1,107,815	3,435,668
Fortescue Metals Group Ltd.	1,748,050	23,043,398
Glencore Xstrata PLC	10,821,514	63,630,599
Iluka Resources Ltd.	5,681,849	44,114,711
Lynas Rare Earths Ltd. (b)	2,211,708	16,741,193
Newcrest Mining Ltd.	840,155	15,663,951
		325,931,282
Paper & Forest Products - 0.1%
UPM-Kymmene Corp.	402,806	13,918,246

TOTAL MATERIALS		563,012,692

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Big Yellow Group PLC	414,784	7,886,662
National Storage REIT unit	9,714,802	18,274,679
		26,161,341
Real Estate Management & Development - 0.5%
Grainger Trust PLC	3,017,530	11,265,248
Kerry Properties Ltd.	7,295,000	19,977,094
LEG Immobilien AG	127,734	16,425,353
Mitsubishi Estate Co. Ltd.	377,700	5,766,827
Mitsui Fudosan Co. Ltd.	273,600	6,085,289
Vonovia SE	1,136,438	60,325,619
		119,845,430

TOTAL REAL ESTATE		146,006,771

UTILITIES - 0.7%
Electric Utilities - 0.5%
Enel SpA	2,706,200	19,941,842
Iberdrola SA	2,512,771	28,508,867
ORSTED A/S (a)	360,270	46,624,020
Verbund AG	122,687	14,798,094
		109,872,823
Multi-Utilities - 0.2%
RWE AG	1,093,031	50,610,540

TOTAL UTILITIES		160,483,363

TOTAL COMMON STOCKS
(Cost $5,198,774,870)		5,332,763,565

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	224,700	22,426,943
Volkswagen AG	60,112	11,816,676
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $34,423,605)		34,243,619

Equity Funds - 70.6%
Foreign Large Blend Funds - 11.4%
Fidelity Pacific Basin Fund (e)	4,884,671	171,989,260
Fidelity SAI International Index Fund (e)	102,047,313	1,344,983,583
Fidelity SAI International Low Volatility Index Fund (e)	117,569,807	1,286,213,686

TOTAL FOREIGN LARGE BLEND FUNDS		2,803,186,529

Foreign Large Growth Funds - 36.9%
Fidelity Advisor International Discovery Fund Class Z (e)	51,701,774	2,384,485,835
Fidelity Diversified International Fund (e)	47,368,223	2,014,096,859
Fidelity International Capital Appreciation Fund (e)	71,990,601	1,739,292,927
Fidelity Overseas Fund (e)	43,006,270	2,516,726,904
Fidelity SAI International Momentum Index Fund (e)	23,931,380	304,885,776
Fidelity SAI International Quality Index Fund (e)	9,142,532	110,258,936

TOTAL FOREIGN LARGE GROWTH FUNDS		9,069,747,237

Foreign Large Value Funds - 16.6%
Fidelity SAI International Value Index Fund (e)	438,889,355	4,068,504,316
Foreign Small Mid Blend Funds - 2.3%
Fidelity SAI International Small Cap Index Fund (e)	63,801,004	572,933,019
Foreign Small Mid Growth Funds - 0.4%
Fidelity Advisor International Small Cap Opportunities Fund - Class Z (e)	4,543,905	100,692,930
Sector Funds - 0.4%
Fidelity Advisor International Real Estate Fund Class Z (e)	8,392,364	109,352,502
Other - 2.6%
Fidelity Advisor Japan Fund Class Z (e)	25,843,030	426,151,570
Fidelity Japan Smaller Companies Fund (e)	2,972,180	44,077,424
Fidelity SAI Japan Stock Index Fund (e)	17,985,696	168,885,685

TOTAL OTHER		639,114,679

TOTAL EQUITY FUNDS
(Cost $16,317,479,927)		17,363,531,212

Other - 0.1%
Commodity Funds - Broad Basket - 0.1%
Fidelity SAI Inflation-Focused Fund (e)
(Cost $10,022,703)	1,173,878	13,476,115

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.41% 3/3/22 to 5/26/22 (f)
(Cost $72,697,683)	72,710,000	72,697,521

Money Market Funds - 7.2%
Fidelity Cash Central Fund 0.07% (g)	69,814,025	69,827,988
Fidelity Securities Lending Cash Central Fund 0.07%(g)(h)	26,202,250	26,204,871
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (i)	1,666,999,771	1,666,999,771
TOTAL MONEY MARKET FUNDS
(Cost $1,763,032,630)		1,763,032,630
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $23,396,431,418)		24,579,744,662
NET OTHER ASSETS (LIABILITIES) - 0.0%		6,883,154
NET ASSETS - 100%		$24,586,627,816

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	March 2022	$33,312,500	$(1,515,700)	$(1,515,700)
ICE E-mini MSCI EAFE Index Contracts (United States)	15,317	March 2022	1,654,082,830	(84,355,279)	(84,355,279)
TOTAL FUTURES CONTRACTS					$(85,870,979)

The notional amount of futures purchased as a percentage of Net Assets is 6.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $1,396,628,241.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $180,982,690 or 0.7% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $72,697,521.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$--	$1,860,473,932	$1,790,645,944	$24,079	$--	$--	$69,827,988	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	896,800	484,712,533	459,404,462	239,671	--	--	26,204,871	0.1%
Total	$896,800	$2,345,186,465	$2,250,050,406	$263,750	$--	$--	$96,032,859

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor International Discovery Fund Class Z	$--	$414,162,335	$--	$264,162,334	$--	$68,403,317	$2,384,485,835
Fidelity Advisor International Real Estate Fund Class I	106,764,209	--	--	--	--	(21,998,694)	--
Fidelity Advisor International Real Estate Fund Class Z	--	6,391,173	--	6,391,173	--	18,195,814	109,352,502
Fidelity Advisor International Small Cap Opportunities Fund - Class Z	--	9,899,923	--	9,899,922	--	31,209,887	100,692,930
Fidelity Advisor International Value Fund - Class Z	--	--	238,544,345	--	30,793,630	--	--
Fidelity Advisor Japan Fund Class I	435,775,664	25,000,000	--	--	--	(125,833,488)	--
Fidelity Advisor Japan Fund Class Z	--	50,714,490	--	50,714,490	--	40,494,904	426,151,570
Fidelity Advisor Overseas Fund Class I	91,215,843	--	98,196,961	--	50,899,070	(43,917,952)	--
Fidelity Diversified International Fund	1,828,735,209	427,312,385	--	219,312,384	--	(241,950,735)	2,014,096,859
Fidelity International Capital Appreciation Fund	1,570,087,796	437,404,747	--	161,404,746	--	(268,199,616)	1,739,292,927
Fidelity International Discovery Fund	2,016,080,656	366,000,000	--	--	--	(480,160,473)	--
Fidelity International Small Cap Opportunities Fund	98,652,775	--	--	--	--	(39,069,655)	--
Fidelity International Value Fund	222,303,028	--	--	--	--	(14,552,313)	--
Fidelity Japan Smaller Companies Fund	45,605,825	5,013,725	--	5,013,726	--	(6,542,126)	44,077,424
Fidelity Overseas Fund	1,834,480,517	788,886,749	--	119,689,788	--	(106,640,362)	2,516,726,904
Fidelity Pacific Basin Fund	220,347,501	--	--	28,531,362	--	(48,358,241)	171,989,260
Fidelity SAI Inflation-Focused Fund	9,687,545	3,254,116	--	3,254,115	--	534,454	13,476,115
Fidelity SAI International Index Fund	256,720,329	1,165,356,100	--	29,356,101	--	(77,092,846)	1,344,983,583
Fidelity SAI International Low Volatility Index Fund	1,065,869,771	200,114,527	--	32,114,526	--	20,229,388	1,286,213,686
Fidelity SAI International Momentum Index Fund	--	342,493,903	--	8,493,903	--	(37,608,127)	304,885,776
Fidelity SAI International Quality Index Fund	--	130,079,846	--	12,079,846	--	(19,820,910)	110,258,936
Fidelity SAI International Small Cap Index Fund	--	643,107,669	--	6,131,821	--	(70,174,650)	572,933,019
Fidelity SAI International Value Index Fund	3,180,979,210	1,457,776,822	500,000,000	306,776,823	(10,960,979)	(59,290,737)	4,068,504,316
Fidelity SAI Japan Stock Index Fund	--	448,613,984	250,000,000	4,123,249	(15,999,112)	(13,729,187)	168,885,685
	$12,983,305,878	$6,921,582,494	$1,086,741,306	$1,267,450,309	$54,732,609	$(1,495,872,348)	$17,377,007,327

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$226,257,273	$28,843,020	$197,414,253	$--
Consumer Discretionary	594,813,186	120,039,166	474,774,020	--
Consumer Staples	405,385,874	34,828,137	370,557,737	--
Energy	318,691,860	81,822,404	236,869,456	--
Financials	1,208,541,240	265,066,242	943,474,998	--
Health Care	589,338,461	54,566,751	534,771,710	--
Industrials	768,495,844	194,089,275	574,406,569	--
Information Technology	385,980,620	145,384,009	240,596,611	--
Materials	563,012,692	159,466,853	403,545,839	--
Real Estate	146,006,771	44,337,062	101,669,709	--
Utilities	160,483,363	--	160,483,363	--
Equity Funds	17,363,531,212	17,363,531,212	--	--
Other	13,476,115	13,476,115	--	--
Other Short-Term Investments	72,697,521	--	72,697,521	--
Money Market Funds	1,763,032,630	1,763,032,630	--	--
Total Investments in Securities:	$24,579,744,662	$20,268,482,876	$4,311,261,786	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(85,870,979)	$(85,870,979)	$--	$--
Total Liabilities	$(85,870,979)	$(85,870,979)	$--	$--
Total Derivative Instruments:	$(85,870,979)	$(85,870,979)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(85,870,979)
Total Equity Risk	0	(85,870,979)
Total Value of Derivatives	$0	$(85,870,979)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $24,623,531) — See accompanying schedule: Unaffiliated issuers (cost $6,972,895,929)	$7,106,704,476
Fidelity Central Funds (cost $96,032,859)	96,032,859
Other affiliated issuers (cost $16,327,502,630)	17,377,007,327
Total Investment in Securities (cost $23,396,431,418)		$24,579,744,662
Foreign currency held at value (cost $4,531,743)		4,531,597
Receivable for investments sold		34,244,078
Receivable for fund shares sold		76,887,991
Dividends receivable		11,988,796
Interest receivable		30,617
Distributions receivable from Fidelity Central Funds		7,790
Other receivables		264,299
Total assets		24,707,699,830
Liabilities
Payable to custodian bank	$2,612
Payable for investments purchased
Regular delivery	39,849,652
Delayed delivery	331,990
Payable for fund shares redeemed	20,732,844
Accrued management fee	1,274,349
Payable for daily variation margin on futures contracts	31,427,592
Other payables and accrued expenses	1,248,105
Collateral on securities loaned	26,204,870
Total liabilities		121,072,014
Net Assets		$24,586,627,816
Net Assets consist of:
Paid in capital		$22,993,234,831
Total accumulated earnings (loss)		1,593,392,985
Net Assets		$24,586,627,816
Net Asset Value, offering price and redemption price per share ($24,586,627,816 ÷ 2,108,700,988 shares)		$11.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$91,552,540
Affiliated issuers		388,178,094
Interest		408,819
Income from Fidelity Central Funds (including $239,671 from security lending)		263,750
Income before foreign taxes withheld		480,403,203
Less foreign taxes withheld		(7,131,552)
Total income		473,271,651
Expenses
Management fee	$64,818,488
Custodian fees and expenses	274,349
Independent trustees' fees and expenses	152,653
Registration fees	1,823,038
Audit	90,566
Legal	32,329
Miscellaneous	101,677
Total expenses before reductions	67,293,100
Expense reductions	(55,446,872)
Total expenses after reductions		11,846,228
Net investment income (loss)		461,425,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,574,986
Affiliated issuers	54,732,609
Foreign currency transactions	1,489,698
Futures contracts	110,267,793
Capital gain distributions from underlying funds:
Affiliated issuers	879,272,215
Total net realized gain (loss)		1,113,337,301
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(189,092,147)
Affiliated issuers	(1,495,872,348)
Assets and liabilities in foreign currencies	(132,013)
Futures contracts	(77,734,409)
Total change in net unrealized appreciation (depreciation)		(1,762,830,917)
Net gain (loss)		(649,493,616)
Net increase (decrease) in net assets resulting from operations		$(188,068,193)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$461,425,423	$112,803,628
Net realized gain (loss)	1,113,337,301	318,571,285
Change in net unrealized appreciation (depreciation)	(1,762,830,917)	2,609,813,396
Net increase (decrease) in net assets resulting from operations	(188,068,193)	3,041,188,309
Distributions to shareholders	(1,317,924,908)	(176,688,495)
Share transactions
Proceeds from sales of shares	12,229,755,768	7,273,826,049
Reinvestment of distributions	1,294,919,467	170,192,601
Cost of shares redeemed	(3,882,294,279)	(2,634,283,129)
Net increase (decrease) in net assets resulting from share transactions	9,642,380,956	4,809,735,521
Total increase (decrease) in net assets	8,136,387,855	7,674,235,335
Net Assets
Beginning of period	16,450,239,961	8,776,004,626
End of period	$24,586,627,816	$16,450,239,961
Other Information
Shares
Sold	956,141,916	691,055,376
Issued in reinvestment of distributions	102,217,040	15,779,119
Redeemed	(302,048,311)	(246,537,198)
Net increase (decrease)	756,310,645	460,297,297

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity International Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$9.84	$9.66	$10.69	$8.94
Income from Investment Operations
Net investment income (loss)B,C	.27	.10	.20	.16	.12
Net realized and unrealized gain (loss)	(.03)	2.37	.31	(.85)	1.85
Total from investment operations	.24	2.47	.51	(.69)	1.97
Distributions from net investment income	(.25)	(.08)	(.19)	(.15)	(.11)
Distributions from net realized gain	(.49)	(.07)	(.14)	(.20)	(.11)
Total distributions	(.74)	(.15)	(.33)	(.34)D	(.22)
Net asset value, end of period	$11.66	$12.16	$9.84	$9.66	$10.69
Total ReturnE	1.59%	25.35%	5.10%	(6.41)%	22.01%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.30%	.28%	.29%	.35%	.38%
Expenses net of fee waivers, if any	.05%	.03%	.04%	.10%	.13%
Expenses net of all reductions	.05%	.03%	.04%	.09%	.13%
Net investment income (loss)	2.09%	.93%	1.97%	1.65%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$24,586,628	$16,450,240	$8,776,005	$6,342,369	$4,740,524
Portfolio turnover rateH	17%	6%	6%	9%	13%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers Fidelity International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity International Fund	$46,941

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,144,826,594
Gross unrealized depreciation	(1,013,049,035)
Net unrealized appreciation (depreciation)	$1,131,777,559
Tax Cost	$23,447,967,103

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,585,060
Undistributed long-term capital gain	$535,885,182
Net unrealized appreciation (depreciation) on securities and other investments	$1,131,750,539

The Fund intends to elect to defer to its next fiscal year $80,827,796 of capital losses recognized during the period November 1, 2021 to February 28, 2022.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$898,630,674	$ 107,044,897
Long-term Capital Gains	419,294,234	69,643,598
Total	$1,317,924,908	$ 176,688,495

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	12,318,559,431	3,506,725,975

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity International Fund	$755

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity International Fund	75,908,862	22,987,108	1,015,223

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity International Fund	122,112

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Advisor Overseas Fund Class I for investments and cash and exchanges of those investments and cash for shares of Fidelity Overseas Fund, which are affiliated investment companies managed by FMR. The Fund redeemed 3,075,382 shares of Fidelity Advisor Overseas Fund Class I in exchange for 1,544,949 shares of Fidelity Overseas Fund with a value of $ 98,196,961. In addition, the Fund redeemed 25,377,058 shares of Fidelity Advisor International Value Fund - Class Z in exchange for investments and cash with a value of $238,544,345. The net realized gain of $81,692,700 on the Fund's redemptions of Fidelity Advisor Overseas Fund Class I and Fidelity Advisor International Value Fund - Class Z shares is included in "Net realized gain (loss) on Affiliated issuers." in the accompanying Statement of Operations. The Fund recognized net gain on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity International Fund	$34,757

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity International Fund	$2,000	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $55,446,853.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $19.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	16%
Fidelity International Capital Appreciation Fund	34%
Fidelity International Discovery Fund	25%
Fidelity International Real Estate Fund	11%
Fidelity Japan Fund	59%
Fidelity Overseas Fund	26%
Fidelity Pacific Basin Fund	18%
Fidelity SAI International Index Fund	23%
Fidelity SAI International Low Volatility Index Fund	22%
Fidelity SAI International Momentum Index Fund	23%
Fidelity SAI International Quality Index Fund	21%
Fidelity SAI International Small Cap Index Fund	62%
Fidelity SAI International Value Index Fund	64%
Fidelity SAI Japan Stock Index Fund	12%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers Fidelity International Fund	.06%
Actual		$1,000.00	$912.30	$.28
Hypothetical-C		$1,000.00	$1,024.50	$.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity International Fund voted to pay on April 11, 2022, to shareholders of record at the opening of business on April 8, 2022, a distribution of $0.260 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.004 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $786,527,874, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 8% and 65% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0075 and $0.0002 for the dividend paid April 12, 2021, and $0.2568 and $0.0217 for the dividend paid December 31, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC (FIAM), FIL Investment Advisors, and Geode Capital Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to add a new mandate (Amendment). The Board noted that the new mandate (once funded) is expected to increase the fund's total management fee rate by approximately 2 basis points and the fund's total net expenses by less than 0.5 basis points. The Board noted that no other contract terms are impacted by the Amendment.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendment, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-and three- year periods and in the second quartile for the five-year period ended December 31, 2020. The Board also noted that the fund had out-performed 79%, 88%, and 73% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown. The Board also noted that, after funding the new mandates with FIAM, it is expected that the fund's management fee rate will continue to rank below its competitive median.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SIL-ANN-0422
1.912839.111

Strategic Advisers® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	0.30%	8.32%	6.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$19,524	Strategic Advisers® International Fund
$18,497	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International (non-U.S.) equities returned -0.25% for the 12 months ending February 28, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. Non-U.S. stocks retreated to begin the new year after posting a 7.98% gain in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for non-U.S. stocks since the early-2020 global outbreak and spread of COVID-19. As the calendar turned, uncertainty washed over global securities markets. Non-U.S. stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and some central banks, such as the U.S. Federal Reserve, accelerating plans to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -5.58%. For the full 12 months, resource-rich Canada (+21%) led all regions, helped by rising prices for crude oil and natural gas. The U.K. (+17%) also notably outperformed, followed by Europe ex U.K. (+5%). Conversely, emerging markets (-10%) lagged by the widest margin. Japan (-5%) and Asia Pacific ex Japan (-2%) also underperformed. By sector, energy stocks rose 24% amid surging oil and natural gas prices. Financials (+11%), materials and utilities (+8% each), and consumer staples (+7%) also topped the broader index, whereas consumer discretionary (-18%) and communications services (-17%) fared worst.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2022, the Fund rose 0.30%, trailing the 3.03% gain of the benchmark MSCI EAFE Index. Among the Fund's active underlying managers, sub-adviser William Blair Investment Management (-7%) and Fidelity® International Discovery Fund (-3%) were the primary relative detractors the past 12 months. William Blair pursues an opportunistic, quality-growth strategy. This period, it struggled with security selection in Europe and the U.K., along with unfavorable overall positioning in North America. Fidelity International Discovery, which follows a growth-at-a-reasonable price discipline, was hurt picks in the U.K., primarily in the consumer discretionary, financials and energy sectors. Out-of-benchmark exposure to emerging markets – which substantially lagged developed markets – also weighed on this fund's performance. A position in the iShares® Japan exchange-traded fund (+2%) also dampened relative performance. I held this ETF to help offset the sizable aggregate underweighting in Japan across the larger Fund’s active managers. During the second quarter of 2021, we replaced this ETF with Fidelity® SAI Japan Stock Index Fund. On the plus side, Artisan International Value Fund (+7%) was a leading relative contributor this period. Artisan is a value manager that emphasizes company quality. A sizable out-of-benchmark allocation in North America, underweighted exposure to Japan and stock selection in Europe ex U.K. fueled its strong performance this period. Value-oriented sub-adviser Thompson Siegel & Walmsley (+5%) also contributed, aided in part by favorable investment choices among consumer staples, industrials and health care companies in Japan. During the second half of the period, I increased our allocation to Fidelity® SAI International Value Index Fund (+5%) to augment the broader Fund’s exposure to value stocks. It also contributed, benefiting from overweighted exposure to the value portion of each MSCI EAFE sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI International Value Index Fund	7.3
Fidelity SAI Japan Stock Index Fund	5.3
Fidelity Advisor International Discovery Fund Class Z	5.0
Artisan International Value Fund Investor Class	4.2
Oakmark International Fund Investor Class	4.1
Fidelity Overseas Fund	3.4
Fidelity Diversified International Fund	2.9
WCM Focused International Growth Fund Investor Class	2.8
JOHCM International Select Fund Investor Shares	2.6
Pear Tree Polaris Foreign Value Fund Institutional Shares	2.5
40.1

Top Five Market Sectors as of February 28, 2022

(stocks only)	% of fund's net assets
Industrials	7.8
Financials	6.9
Information Technology	6.7
Consumer Staples	5.1
Health Care	5.0

Geographic Diversification (% of fund's net assets)

As of February 28, 2022
United States of America*	56.7%
Japan	7.7%
United Kingdom	6.9%
Switzerland	5.0%
France	4.7%
Germany	4.1%
Netherlands	2.6%
Canada	1.3%
Australia	1.0%
Other	10.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Common Stocks	43.7%
Preferred Stocks	0.5%
Europe Stock Funds	0.4%
Foreign Large Blend Funds	8.2%
Foreign Large Growth Funds	19.1%
Foreign Large Value Funds	14.4%
Foreign Small Mid Growth Funds	0.8%
Foreign Small Mid Blend Funds	1.6%
Foreign Small Mid Value Funds	0.9%
Other	6.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 43.7%
	Shares	Value
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	174,469	$7,891,625
Deutsche Telekom AG	441,509	7,913,910
Hellenic Telecommunications Organization SA	320,140	6,403,438
KT Corp.	164,909	4,398,595
Liberty Global PLC Class C (b)	486,600	12,588,342
Nippon Telegraph & Telephone Corp.	1,017,600	29,246,731
Orange SA	653,614	7,903,305
Telecom Italia SpA (Risparmio Shares)	7,680,092	3,189,298
Telefonica SA	1,357,213	6,481,943
Telenor ASA	11,714	173,316
Telstra Corp. Ltd.	64,914	186,702
		86,377,205
Entertainment - 0.2%
CTS Eventim AG (b)	64,180	4,472,252
NetEase, Inc. ADR	168,844	16,097,587
Nintendo Co. Ltd.	35,600	18,029,695
Square Enix Holdings Co. Ltd.	178,300	8,623,042
Ubisoft Entertainment SA (b)	139,600	7,484,932
		54,707,508
Interactive Media & Services - 0.3%
Bengo4.Com, Inc. (b)(c)	4,300	159,896
carsales.com Ltd.	229,365	3,415,050
Hemnet Group AB (b)	94,745	1,463,427
Info Edge India Ltd.	34,373	2,027,365
NAVER Corp.	61,419	16,367,251
Scout24 AG (a)	57,990	3,382,579
SEEK Ltd.	202,341	3,919,430
Tencent Holdings Ltd.	539,300	29,101,341
Trustpilot Group PLC (a)(b)	392,038	779,244
Z Holdings Corp.	1,106,600	5,416,638
		66,032,221
Media - 0.2%
Arnoldo Mondadori Editore SpA (b)	66,040	144,940
CyberAgent, Inc.	714,400	9,234,101
Hakuhodo DY Holdings, Inc.	132,500	1,747,227
Informa PLC (b)	1,266,069	10,024,535
MFE-MediaForEurope NV	47,067	57,646
Publicis Groupe SA	50,636	3,360,497
Stroer Out-of-Home Media AG	65,599	4,948,295
WPP PLC	865,787	12,177,198
		41,694,439
Wireless Telecommunication Services - 0.2%
Advanced Info Service PCL (For. Reg.)	956,000	6,702,097
KDDI Corp.	416,500	13,553,433
SoftBank Group Corp.	275,200	12,349,883
Vodafone Group PLC sponsored ADR (c)	649,791	11,501,301
		44,106,714

TOTAL COMMUNICATION SERVICES		292,918,087

CONSUMER DISCRETIONARY - 3.5%
Auto Components - 0.4%
Autoliv, Inc. (depositary receipt)	70,131	6,221,035
Bridgestone Corp.	188,700	7,770,846
Compagnie Generale des Etablissements Michelin SCA Series B	62,985	8,670,369
Continental AG (b)	93,255	7,946,554
DENSO Corp.	109,900	7,692,474
Eagle Industry Co. Ltd.	37,300	336,127
JTEKT Corp.	91,900	792,179
Koito Manufacturing Co. Ltd.	239,700	12,343,096
Magna International, Inc. Class A	190,796	14,170,419
Stanley Electric Co. Ltd.	201,200	4,772,517
Sumitomo Rubber Industries Ltd.	226,000	2,184,021
TPR Co. Ltd.	19,100	230,765
Valeo SA	464,125	10,235,863
		83,366,265
Automobiles - 0.3%
Ferrari NV	9,024	1,942,957
Ferrari NV (Italy)	23,596	5,070,508
Honda Motor Co. Ltd.	168,200	5,110,069
Mazda Motor Corp. (b)	322,300	2,399,763
Mitsubishi Motors Corp. of Japan (b)	297,600	776,584
Nissan Motor Co. Ltd. (b)	752,100	3,586,908
Nissan Motor Co. Ltd. sponsored ADR (b)	13,217	126,355
Porsche Automobil Holding SE ADR	82,300	816,416
Stellantis NV	496,064	9,047,602
Stellantis NV (Italy)	137,046	2,490,385
Suzuki Motor Corp.	166,100	6,607,013
Toyota Motor Corp.	1,371,800	25,098,717
Yamaha Motor Co. Ltd.	47,800	1,071,046
		64,144,323
Distributors - 0.0%
Inchcape PLC	679,229	6,793,852
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd.	220,929	5,980,371
Compass Group PLC	2,635,833	59,577,887
Entain PLC (b)	328,600	7,387,724
Evolution AB (a)	46,375	5,317,320
Flutter Entertainment PLC (b)	38,277	5,510,776
Food & Life Companies Ltd.	71,600	2,366,633
Greggs PLC	7,437	255,717
Sands China Ltd. (b)	9,193,200	24,246,910
Whitbread PLC (b)	135,133	5,274,960
Yum China Holdings, Inc.	211,228	10,988,081
		126,906,379
Household Durables - 0.4%
Barratt Developments PLC	846,200	6,892,481
Crompton Greaves Consumer Electricals Ltd.	417,579	2,369,325
Forbo Holding AG (Reg.)	439	750,692
Iida Group Holdings Co. Ltd.	11,700	216,058
Nikon Corp.	430,900	4,471,480
Panasonic Corp.	895,600	9,353,030
Persimmon PLC	601,777	19,367,304
Sony Group Corp.	486,600	49,716,993
		93,137,363
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR (b)	19,438	2,044,683
Allegro.eu SA (a)(b)	222,401	1,657,463
ASKUL Corp.	31,200	449,688
ASOS PLC (b)	223,907	5,871,451
Coupang, Inc. Class A (b)(c)	61,813	1,639,281
JD.com, Inc. Class A (b)	26,760	955,852
MercadoLibre, Inc. (b)	4,890	5,509,319
Prosus NV	74,342	4,615,273
Rakuten Group, Inc.	1,727,400	14,634,781
THG PLC (b)	388,293	556,187
Zalando SE (a)(b)	212,934	14,093,406
ZOZO, Inc.	188,300	5,323,142
		57,350,526
Leisure Products - 0.1%
Sega Sammy Holdings, Inc.	487,000	8,849,154
SHIMANO, Inc.	15,500	3,583,612
Thule Group AB (a)	53,583	2,104,081
Yamaha Corp.	122,100	5,692,654
		20,229,501
Multiline Retail - 0.0%
Next PLC	100,720	9,222,165
Shinsegae Co. Ltd.	2,718	596,629
Tokmanni Group Corp.	20,527	380,966
		10,199,760
Specialty Retail - 0.2%
Kingfisher PLC	6,741,344	27,500,355
WH Smith PLC (b)	839,445	18,162,856
		45,663,211
Textiles, Apparel & Luxury Goods - 1.2%
adidas AG	129,673	30,660,136
adidas AG sponsored ADR	5,476	645,292
Asics Corp.	33,800	672,384
Brunello Cucinelli SpA (b)	40,338	2,262,412
Burberry Group PLC	172,467	4,471,410
Canada Goose Holdings, Inc. (b)(c)	79,371	2,071,583
Compagnie Financiere Richemont SA:
ADR	9,714	130,653
warrants 11/22/23 (b)	562,417	492,763
Series A	431,839	57,826,074
Dr. Martens Ltd.	936,378	3,520,120
EssilorLuxottica SA	148,983	26,008,010
Hermes International SCA	4,402	6,070,523
Hugo Boss AG	19,372	1,182,119
Kering SA	28,112	19,499,435
Li Ning Co. Ltd.	1,054,500	10,478,070
lululemon athletica, Inc. (b)	27,215	8,707,167
LVMH Moet Hennessy Louis Vuitton SE	93,053	68,385,129
Moncler SpA	198,038	11,892,203
Pandora A/S	44,544	4,561,187
Puma AG	92,732	8,503,940
Salvatore Ferragamo Italia SpA (b)	52,485	1,138,101
Samsonite International SA (a)(b)	1,750,200	3,896,998
Swatch Group AG (Bearer) (Reg.)	80,322	4,758,496
TSI Holdings Co. Ltd. (b)	14,600	42,416
		277,876,621

TOTAL CONSUMER DISCRETIONARY		785,667,801

CONSUMER STAPLES - 4.9%
Beverages - 1.1%
Anheuser-Busch InBev SA NV	273,100	16,852,418
Carlsberg A/S Series B	16,508	2,420,892
Coca-Cola HBC AG	13,509	343,217
Davide Campari Milano NV	293,732	3,196,642
Diageo PLC	1,686,902	83,573,080
Heineken Holding NV	201,749	16,476,649
ITO EN Ltd.	338,300	19,421,389
Kirin Holdings Co. Ltd.	1,638,200	27,181,025
Pernod Ricard SA	292,264	63,801,361
Royal Unibrew A/S	40,514	4,295,306
Suntory Beverage & Food Ltd.	95,400	3,817,162
Treasury Wine Estates Ltd.	1,312	11,073
		241,390,214
Food & Staples Retailing - 0.4%
Carrefour SA	199,784	4,016,511
HelloFresh AG (b)	43,362	2,365,223
Jeronimo Martins SGPS SA	24,797	540,617
Koninklijke Ahold Delhaize NV	61,878	1,903,507
Ministop Co. Ltd.	9,000	112,495
Ocado Group PLC (b)	359,469	6,610,245
Qol Holdings Co. Ltd.	60,100	670,188
Seven & i Holdings Co. Ltd.	842,700	41,003,901
Sugi Holdings Co. Ltd.	70,000	3,957,726
Tesco PLC	5,036,452	19,511,008
Wal-Mart de Mexico SA de CV Series V	2,471,600	9,400,793
Welcia Holdings Co. Ltd.	135,400	3,609,803
		93,702,017
Food Products - 1.5%
Barry Callebaut AG	3,304	7,621,210
Chacha Food Co. Ltd. (A Shares)	226,900	2,143,399
Danone SA	621,441	37,808,006
Ezaki Glico Co. Ltd.	198,400	6,782,168
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	208,670	3,274,293
Itoham Yonekyu Holdings, Inc.	110,400	663,562
Kerry Group PLC Class A	106,543	12,693,448
Lindt & Spruengli AG (participation certificate)	420	4,455,231
Mowi ASA	498,300	12,830,633
Nestle SA (Reg. S)	1,737,564	226,397,198
Nissin Food Holdings Co. Ltd.	66,900	5,336,172
Orior AG	7,521	687,815
Toyo Suisan Kaisha Ltd.	460,600	19,391,154
Wilmar International Ltd.	3,088,800	9,979,305
		350,063,594
Household Products - 0.5%
Essity AB (B Shares)	408,400	10,510,560
Lion Corp.	398,500	5,216,740
Reckitt Benckiser Group PLC	1,147,644	97,179,187
		112,906,487
Personal Products - 1.0%
Kao Corp.	670,300	31,334,447
Kobayashi Pharmaceutical Co. Ltd.	247,900	21,174,949
Kose Corp.	30,400	3,471,944
L'Oreal SA	184,444	72,915,198
Pola Orbis Holdings, Inc.	86,000	1,343,505
Proya Cosmetics Co. Ltd. (A Shares)	86,100	2,537,591
Rohto Pharmaceutical Co. Ltd.	557,500	18,694,059
Unilever PLC	1,590,353	79,886,574
		231,358,267
Tobacco - 0.4%
British American Tobacco PLC:
(United Kingdom)	1,124,138	49,267,498
sponsored ADR	267,050	11,814,292
Imperial Brands PLC	441,100	9,645,206
Japan Tobacco, Inc.	404,000	7,430,033
Scandinavian Tobacco Group A/S (a)	64,697	1,458,939
Swedish Match Co. AB	16,606	120,721
		79,736,689

TOTAL CONSUMER STAPLES		1,109,157,268

ENERGY - 2.1%
Energy Equipment & Services - 0.0%
Tenaris SA	435,057	5,606,699
WorleyParsons Ltd.	887,920	7,693,613
		13,300,312
Oil, Gas & Consumable Fuels - 2.1%
BP Castrol KK	10,600	119,309
BP PLC	13,916,711	67,831,657
BP PLC sponsored ADR	524,558	15,322,339
Capricorn Energy PLC (b)(c)	1,969,091	5,829,805
ENEOS Holdings, Inc.	1,032,500	4,075,575
Eni SpA	3,202,681	49,816,818
Eni SpA sponsored ADR	6,549	202,823
Equinor ASA	703,177	22,104,737
Equinor ASA sponsored ADR	44,438	1,398,019
Galp Energia SGPS SA Class B	1,014,208	11,226,587
Gazprom OAO	3,670,010	5,861,297
Gazprom OAO sponsored ADR (Reg. S)	33,845	89,538
Idemitsu Kosan Co. Ltd.	326,200	8,739,147
INPEX Corp.	534,400	5,508,320
Japan Petroleum Exploration Co. Ltd.	18,600	442,168
LUKOIL PJSC	35,755	1,034,247
Lundin Petroleum AB	279,495	10,313,107
Neste OYJ	192,351	7,500,660
OMV AG	123,777	5,892,218
Parkland Corp.	104,358	2,731,010
Petroleo Brasileiro SA - Petrobras (ON)	307,900	2,173,714
Petronet LNG Ltd.	802,257	2,287,140
Reliance Industries Ltd.	654,049	20,434,999
Repsol SA	539,539	7,001,083
Rosneft Oil Co. OJSC	420,640	991,224
San-Ai Oil Co. Ltd.	55,400	457,792
Santos Ltd.	3,166,800	16,698,340
Shell PLC:
ADR	490,220	25,682,626
(Amsterdam)	1,558,565	41,299,145
(London)	177,103	4,670,347
rights (b)(d)	1,537,387	363,497
rights (b)(d)	177,103	42,505
TC Energy Corp.	159,283	8,557,927
Total SA	1,835,665	93,518,431
Total SA sponsored ADR (c)	170,967	8,638,963
Woodside Petroleum Ltd.	403,659	8,367,287
		467,224,401

TOTAL ENERGY		480,524,713

FINANCIALS - 6.9%
Banks - 2.8%
Agricultural Bank of China Ltd. (A Shares)	5,307,500	2,506,851
AIB Group PLC (b)	5,914,413	15,603,884
Australia & New Zealand Banking Group Ltd.	395,508	7,487,701
Banco Bilbao Vizcaya Argentaria SA	1,844,289	10,943,508
Bank Leumi le-Israel BM	71,660	774,003
Barclays PLC	13,845,378	33,832,020
BNP Paribas SA	508,131	29,484,090
CaixaBank SA	8,107,234	26,628,896
Chiba Bank Ltd.	680,900	4,317,628
Close Brothers Group PLC	160,901	2,513,845
Credicorp Ltd. (United States)	28,635	4,331,044
DBS Group Holdings Ltd.	1,395,500	34,812,872
DNB Bank ASA	1,203,950	26,954,359
Erste Group Bank AG	176,985	6,291,256
FinecoBank SpA	265,034	4,417,014
First Abu Dhabi Bank PJSC	577,035	3,248,822
First International Bank of Israel	9,258	397,043
Grupo Financiero Banorte S.A.B. de CV Series O	398,957	2,698,672
HDFC Bank Ltd.	1,453,174	27,522,063
Hokuhoku Financial Group, Inc.	82,200	672,815
Hyakujushi Bank Ltd.	4,000	62,663
ING Groep NV (Certificaten Van Aandelen)	3,074,311	35,903,352
Intesa Sanpaolo SpA	3,760,011	9,611,820
Japan Post Bank Co. Ltd.	429,800	3,790,869
Jyske Bank A/S (Reg.) (b)	84,798	4,597,211
KBC Groep NV	274,022	19,742,453
Kyushu Financial Group, Inc.	227,200	814,217
Lloyds Banking Group PLC	41,801,845	26,941,524
Mebuki Financial Group, Inc.	1,124,800	2,651,423
Mitsubishi UFJ Financial Group, Inc.	4,569,600	28,052,713
Mizrahi Tefahot Bank Ltd.	60,575	2,360,138
National Bank of Canada	211,496	16,958,058
NatWest Group PLC	6,492,430	19,893,846
Nordea Bank ABP	363,094	4,017,102
North Pacific Bank Ltd.	1,001,200	2,212,019
PT Bank Central Asia Tbk	31,464,500	17,763,783
PT Bank Mandiri (Persero) Tbk	12,053,900	6,516,839
Resona Holdings, Inc.	910,100	4,099,072
Sberbank of Russia	1,813,540	908,913
Shizuoka Bank Ltd.	108,900	809,894
Skandinaviska Enskilda Banken AB (A Shares)	14,079	162,195
Sparebank 1 Sr Bank ASA (primary capital certificate)	63,142	935,623
Sparebanken Midt-Norge	10,043	165,960
Standard Chartered PLC (United Kingdom)	584,166	4,163,116
Sumitomo Mitsui Financial Group, Inc.	1,437,900	50,991,212
Sumitomo Mitsui Trust Holdings, Inc.	154,100	5,475,483
Svenska Handelsbanken AB (A Shares)	1,411,561	13,419,449
Swedbank AB (A Shares)	1,567,287	25,322,783
Sydbank A/S	112,440	3,658,217
The Hachijuni Bank Ltd.	668,000	2,539,173
The Toronto-Dominion Bank	164,009	13,234,588
UniCredit SpA	3,253,287	41,103,735
United Overseas Bank Ltd.	567,200	12,513,795
Yamaguchi Financial Group, Inc.	48,100	298,729
		627,130,353
Capital Markets - 1.4%
3i Group PLC	345,939	6,162,597
Amundi SA (a)	134,900	9,356,111
B3 SA - Brasil Bolsa Balcao	1,268,400	3,589,742
Bridgepoint Group Holdings Ltd. (a)	898,070	4,045,491
Credit Suisse Group AG	2,331,530	19,531,477
Daiwa Securities Group, Inc.	303,200	1,798,128
Deutsche Borse AG	185,611	31,595,231
EQT AB	299,952	10,039,404
Euronext NV (a)	321,598	29,031,121
Hong Kong Exchanges and Clearing Ltd.	154,200	7,450,915
Intermediate Capital Group PLC	200,829	4,602,865
Japan Exchange Group, Inc.	81,500	1,526,175
Julius Baer Group Ltd.	466,770	27,332,398
London Stock Exchange Group PLC	243,230	21,247,759
Macquarie Group Ltd.	287,468	37,744,696
Man Group PLC	986,579	2,540,668
Netwealth Group Ltd.	162,071	1,638,553
Nomura Holdings, Inc.	1,359,700	6,204,420
Partners Group Holding AG	11,653	15,752,398
SBI Holdings, Inc. Japan	292,000	7,619,710
UBS Group AG	3,427,176	63,048,969
Vontobel Holdings AG	15,364	1,213,198
XP, Inc. Class A (b)(c)	189,709	6,135,189
		319,207,215
Diversified Financial Services - 0.5%
Challenger Ltd.	765,260	3,751,706
Element Fleet Management Corp.	942,604	9,251,277
EXOR NV	62,900	4,765,660
Groupe Bruxelles Lambert SA	126,435	13,128,550
Hypoport AG (b)	3,526	1,469,158
Industrivarden AB:
(A Shares)	64,077	1,769,484
(C Shares)	100,658	2,728,310
Investment AB Oresund	21,591	287,663
Investor AB:
(A Shares)	138,683	3,066,628
(B Shares)	1,019,708	20,763,778
L E Lundbergforetagen AB	103,744	5,009,518
Mitsubishi UFJ Lease & Finance Co. Ltd.	751,700	3,916,569
ORIX Corp.	2,014,900	40,012,323
Sofina SA	4,834	1,877,311
		111,797,935
Insurance - 2.2%
Advance Create Co. Ltd.	26,400	228,717
AEGON NV	1,278,801	6,317,014
AIA Group Ltd.	4,445,000	46,156,190
Allianz SE	91,205	20,559,206
Aon PLC	78,945	23,062,992
ASR Nederland NV	108,398	4,685,069
Assicurazioni Generali SpA (c)	49,552	979,983
Aviva PLC	2,141,284	11,998,423
AXA SA	1,521,030	41,155,468
Beazley PLC	633,915	3,834,140
Clal Insurance Enterprises Holdings Ltd. (b)	7,936	185,424
Coface SA	111,677	1,485,495
Dai-ichi Mutual Life Insurance Co.	467,900	9,800,402
Definity Financial Corp.	77,357	1,681,409
Direct Line Insurance Group PLC	1,340,328	5,317,678
Gjensidige Forsikring ASA	43,135	1,066,929
Hiscox Ltd.	941,466	11,584,626
Intact Financial Corp.	59,081	8,473,637
Japan Post Holdings Co. Ltd.	858,000	7,120,583
Japan Post Insurance Co. Ltd.	89,300	1,533,321
Manulife Financial Corp.	429,600	8,703,849
MS&AD Insurance Group Holdings, Inc.	151,300	5,139,186
MS&AD Insurance Group Holdings, Inc. ADR	5,200	88,660
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	106,355	29,177,151
NN Group NV	185,478	8,902,004
NN Group NV ADR	2,300	54,579
PICC Property & Casualty Co. Ltd. (H Shares)	7,236,000	7,639,163
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,891,000	14,662,181
Prudential PLC (b)	1,987,051	30,041,177
Sampo Oyj (A Shares)	305,975	14,437,299
Sompo Holdings, Inc.	27,500	1,200,800
Storebrand ASA (A Shares)	1,133,020	11,212,559
Sun Life Financial, Inc.	317,092	16,676,412
Suncorp Group Ltd.	48,817	381,859
Swiss Life Holding AG	10,887	6,643,001
Swiss Re Ltd.	169,648	16,210,838
T&D Holdings, Inc.	156,200	2,288,008
Talanx AG	119,100	5,199,045
The Phoenix Holdings Ltd.	28,452	352,681
Tokio Marine Holdings, Inc.	480,600	27,481,968
Tokio Marine Holdings, Inc. ADR	3,647	210,724
Wustenrot & Wurttembergische AG	11,454	226,512
Zurich Insurance Group Ltd.	171,574	78,751,792
		492,908,154
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	251,010	7,858,967
Paragon Banking Group PLC	184,597	1,242,898
		9,101,865

TOTAL FINANCIALS		1,560,145,522

HEALTH CARE - 5.0%
Biotechnology - 0.1%
CSL Ltd.	8,969	1,693,558
Genmab A/S (b)	32,256	10,841,127
Grifols SA ADR	62,900	777,444
Vitrolife AB	68,286	2,287,200
		15,599,329
Health Care Equipment & Supplies - 0.8%
Alcon, Inc. (Switzerland)	106,948	8,262,547
ASAHI INTECC Co. Ltd.	138,700	2,963,051
Carl Zeiss Meditec AG	30,161	4,733,309
Coloplast A/S Series B	31,895	4,798,224
ConvaTec Group PLC (a)	2,467,258	5,964,963
Elekta AB (B Shares)	529,169	4,577,857
Hoya Corp.	133,900	17,301,653
InMode Ltd. (b)	56,156	2,397,300
Koninklijke Philips Electronics NV	1,205,538	41,179,589
Nihon Kohden Corp.	324,800	8,786,396
Olympus Corp.	1,248,100	25,349,503
Siemens Healthineers AG (a)	197,634	12,682,271
Smith & Nephew PLC	914,700	16,360,221
Straumann Holding AG	5,332	8,469,693
Terumo Corp.	417,000	13,453,251
		177,279,828
Health Care Providers & Services - 0.1%
Aier Eye Hospital Group Co. Ltd. (A Shares)	413,702	2,377,594
Amplifon SpA	68,609	2,944,322
Apollo Hospitals Enterprise Ltd.	33,880	2,154,632
CVS Group PLC	79,477	1,787,280
Dr Lal Pathlabs Ltd. (a)	77,391	2,578,573
Fresenius Medical Care AG & Co. KGaA sponsored ADR (b)	1,504	48,594
Fresenius SE & Co. KGaA	634,775	22,148,724
Hapvida Participacoes e Investimentos SA (a)	943,331	2,221,132
Medipal Holdings Corp.	7,700	140,451
		36,401,302
Health Care Technology - 0.0%
CompuGroup Medical AG	31,771	1,784,921
M3, Inc.	100,200	3,720,731
Pro Medicus Ltd.	53,456	1,814,297
		7,319,949
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	62,234	8,112,824
Bachem Holding AG (B Shares)	3,118	1,855,600
BICO Group AB (b)	56,870	1,052,232
Bruker Corp.	124,937	8,791,817
Eurofins Scientific SA	75,719	7,683,804
Evotec OAI AG (b)	145,278	4,278,230
ICON PLC (b)	52,938	12,599,773
Lonza Group AG	24,720	17,103,825
QIAGEN NV (Germany) (b)	323,606	16,258,756
Sartorius Stedim Biotech	20,471	7,850,030
Shin Nippon Biomedical Laboratories Ltd.	42,200	565,652
Siegfried Holding AG	3,295	2,490,838
Tecan Group AG	7,671	3,320,429
		91,963,810
Pharmaceuticals - 3.6%
Astellas Pharma, Inc.	2,145,100	35,789,331
AstraZeneca PLC:
(United Kingdom)	341,750	41,538,466
sponsored ADR	591,767	36,026,775
Bayer AG	895,140	51,705,965
Bayer AG sponsored ADR	8,400	121,548
Chugai Pharmaceutical Co. Ltd.	65,800	2,182,826
GlaxoSmithKline PLC	1,614,936	33,678,083
GlaxoSmithKline PLC sponsored ADR	941,321	39,403,697
Ipsen SA	47,787	5,560,478
Kyowa Hakko Kirin Co., Ltd.	550,800	14,152,683
Merck KGaA	4,241	841,192
Novartis AG	1,311,797	115,295,754
Novartis AG sponsored ADR	18,067	1,580,140
Novo Nordisk A/S:
Series B	721,472	74,660,423
Series B sponsored ADR	57,363	5,905,521
Ono Pharmaceutical Co. Ltd.	67,600	1,661,996
Otsuka Holdings Co. Ltd.	295,100	10,173,341
Recordati SpA	3,396	166,104
Roche Holding AG:
(participation certificate)	477,168	180,719,566
sponsored ADR	20,349	961,083
Sanofi SA	986,927	103,166,039
Sanofi SA sponsored ADR	14,066	737,762
Santen Pharmaceutical Co. Ltd.	1,819,300	20,734,772
Sumitomo Dainippon Pharma Co., Ltd.	15,700	172,479
Takeda Pharmaceutical Co. Ltd.	1,081,500	32,975,270
		809,911,294

TOTAL HEALTH CARE		1,138,475,512

INDUSTRIALS - 7.8%
Aerospace & Defense - 0.7%
Airbus Group NV	204,908	26,162,474
Dassault Aviation SA	56,000	8,333,366
Leonardo SpA (b)	542,753	4,838,572
MTU Aero Engines AG	128,449	30,748,928
Rolls-Royce Holdings PLC (b)	42,189,413	58,198,697
Safran SA	191,297	24,322,874
Senior Engineering Group PLC (b)	83,007	155,520
Thales SA	5,653	646,267
		153,406,698
Air Freight & Logistics - 0.1%
Deutsche Post AG	421,773	21,199,248
Deutsche Post AG ADR	2,200	109,758
DSV A/S	71,106	13,087,542
Konoike Transport Co. Ltd.	14,400	149,931
Oesterreichische Post AG	8,328	338,474
SBS Holdings, Inc.	14,200	410,073
		35,295,026
Airlines - 0.4%
Air Canada (b)	989,100	18,689,503
InterGlobe Aviation Ltd. (a)(b)	153,651	3,814,597
Japan Airlines Co. Ltd. (b)	321,200	6,368,968
Ryanair Holdings PLC sponsored ADR (b)	549,868	54,827,338
Turk Hava Yollari AO (b)	312,887	579,192
		84,279,598
Building Products - 0.3%
AGC, Inc.	49,700	2,200,435
AGC, Inc. ADR	9,900	87,011
ASSA ABLOY AB (B Shares)	20,765	545,034
Belimo Holding AG (Reg.)	5,082	2,693,547
Central Glass Co. Ltd.	10,400	186,262
Daikin Industries Ltd.	138,900	25,669,365
Dorma Kaba Holding AG	192	106,114
Geberit AG (Reg.)	24,501	16,028,003
Kingspan Group PLC (Ireland)	96,654	9,439,446
Nibe Industrier AB (B Shares)	361,215	3,215,451
Nippon Sheet Glass Co. Ltd. (b)	88,700	368,796
Noritz Corp.	30,000	402,383
Sekisui Jushi Corp.	57,400	956,625
Takasago Thermal Engineering Co. Ltd.	31,900	536,916
		62,435,388
Commercial Services & Supplies - 0.2%
BIC SA	3,932	207,480
Coor Service Management Holding AB (a)	28,420	216,565
Daiseki Co. Ltd.	15,260	619,877
Intrum AB	27,426	701,291
ISS Holdings A/S (b)	80,097	1,462,070
Nippon Kanzai Co. Ltd.	15,900	393,887
Okamura Corp.	38,100	392,715
Rentokil Initial PLC	1,239,037	8,408,559
Ritchie Bros. Auctioneers, Inc.	120,077	6,293,266
Secom Co. Ltd.	214,900	15,742,946
Sohgo Security Services Co., Ltd.	101,000	3,637,107
Tomra Systems ASA	57,627	2,712,009
Toppan, Inc.	191,600	3,761,503
		44,549,275
Construction & Engineering - 0.2%
Balfour Beatty PLC	1,513,180	4,806,095
Kajima Corp.	275,700	3,702,699
Mirait Holdings Corp.	7,400	125,323
Sanki Engineering Co. Ltd.	35,800	464,919
Sweco AB (B Shares)	120,329	1,688,746
Tokyu Construction Co. Ltd.	14,600	90,167
VINCI SA	251,435	26,363,331
Voltas Ltd.	173,663	2,904,674
		40,145,954
Electrical Equipment - 1.1%
ABB Ltd.:
(Reg.)	1,364,738	46,118,468
sponsored ADR (c)	128,300	4,321,144
Havells India Ltd.	160,159	2,514,556
Legrand SA	646,595	60,999,855
Mitsubishi Electric Corp.	1,109,500	13,419,982
Prysmian SpA	480,857	15,829,512
Schneider Electric SA	608,277	94,244,108
Siemens Energy AG	480,600	11,430,460
Signify NV (a)	26,606	1,360,998
Sinfonia Technology Co. Ltd.	4,900	55,834
		250,294,917
Industrial Conglomerates - 0.8%
CK Hutchison Holdings Ltd.	2,742,400	19,227,151
DCC PLC (United Kingdom)	279,512	21,934,277
Hitachi Ltd.	853,980	41,969,182
Jardine Matheson Holdings Ltd.	3,000	178,500
Latour Investment AB (B Shares)	91,995	2,541,168
Lifco AB	157,694	3,584,629
Melrose Industries PLC	8,787,035	17,384,856
Nolato AB (B Shares)	266,529	2,504,298
Siemens AG	384,112	54,114,640
Toshiba Corp.	449,390	17,891,167
		181,329,868
Machinery - 1.9%
Airtac International Group	71,158	2,367,626
Alstom SA	950,791	24,188,052
Amada Co. Ltd.	43,500	383,295
Andritz AG	11,396	510,874
Atlas Copco AB (A Shares)	244,828	12,555,789
AutoStore Holdings Ltd.	402,202	1,341,269
Bodycote PLC	47,470	474,215
CNH Industrial NV	855,600	12,170,503
Epiroc AB (A Shares)	555,946	10,446,594
FANUC Corp.	352,300	64,718,275
Furukawa Co. Ltd.	15,900	183,666
GEA Group AG	671,257	29,353,272
Georg Fischer AG (Reg.)	225	276,825
Harmonic Drive Systems, Inc.	39,900	1,617,310
Hino Motors Ltd.	7,600	71,197
IMI PLC	1,095,734	21,465,620
Indutrade AB	138,102	3,055,009
Iveco Group NV (b)	86,815	718,908
KION Group AG	180,509	14,470,735
Kitz Corp.	61,200	349,212
Knorr-Bremse AG	156,909	13,833,106
Kone OYJ (B Shares)	37,318	2,177,640
Kubota Corp.	819,900	14,705,639
Max Co. Ltd.	3,600	55,426
Misumi Group, Inc.	168,800	5,381,220
Mitsuboshi Belting Ltd.	21,400	402,256
Morgan Advanced Materials PLC	35,343	143,628
Nachi-Fujikoshi Corp.	1,300	47,153
NGK Insulators Ltd.	113,800	1,761,962
Nitto Seiko Co. Ltd.	44,100	193,715
Nordson Corp.	42,245	9,568,070
Rotork PLC	993,836	4,072,687
Ryobi Ltd.	11,700	111,336
Schindler Holding AG (participation certificate)	124,018	28,455,354
SMC Corp.	90,800	54,241,145
Spirax-Sarco Engineering PLC	179,331	28,577,204
Sumitomo Heavy Industries Ltd.	8,200	198,643
Techtronic Industries Co. Ltd.	889,000	14,845,865
The Weir Group PLC	304,671	6,422,645
THK Co. Ltd.	171,400	3,906,128
Toyota Industries Corp.	453,400	34,468,891
VAT Group AG (a)	8,971	3,390,097
Vesuvius PLC	69,537	369,459
Volvo AB (B Shares)	444,878	8,556,728
Wartsila Corp.	258,198	2,891,709
		439,495,952
Marine - 0.1%
A.P. Moller - Maersk A/S:
Series A	3,326	9,972,911
Series B	1,493	4,723,123
Atlas Corp. (c)	9,702	140,000
Mitsui OSK Lines Ltd.	40,200	3,265,933
Nippon Yusen KK	72,100	6,691,663
		24,793,630
Professional Services - 1.0%
Adecco SA (Reg.)	58,018	2,740,112
BayCurrent Consulting, Inc.	1,600	631,149
Benefit One, Inc.	94,100	2,161,685
Experian PLC	873,543	34,124,486
Intertek Group PLC	301,625	21,651,187
Nihon M&A Center Holdings, Inc.	207,800	3,005,884
NOMURA Co. Ltd.	24,800	199,970
Persol Holdings Co. Ltd.	311,200	6,913,450
Randstad NV	60,222	4,104,052
Recruit Holdings Co. Ltd.	281,600	11,886,389
RELX PLC:
(Euronext N.V.)	430,554	13,148,832
(London Stock Exchange)	637,983	19,428,498
sponsored ADR	19,054	581,719
SGS SA (Reg.)	11,401	32,622,277
SMS Co., Ltd.	49,000	1,314,878
TechnoPro Holdings, Inc.	442,900	12,859,856
Teleperformance	52,794	19,589,872
Visional, Inc. (b)	10,200	739,060
Wolters Kluwer NV	377,586	38,472,172
Wolters Kluwer NV ADR	1,900	192,565
		226,368,093
Road & Rail - 0.2%
Canadian National Railway Co.	349,673	43,378,763
Central Japan Railway Co.	46,300	6,255,882
Sankyu, Inc.	19,400	672,457
TFI International, Inc. (Canada)	28,100	2,929,051
The Go-Ahead Group PLC (b)	6,430	56,903
		53,293,056
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (b)	79,569	4,330,941
Ashtead Group PLC	533,416	34,662,366
Beijer Ref AB (B Shares)	144,477	2,176,735
Brenntag SE	46,483	3,896,788
Bunzl PLC	418,522	16,539,058
Diploma PLC	69,660	2,471,893
Hanwa Co. Ltd.	6,300	182,756
IMCD NV	21,480	3,489,240
Kanamoto Co. Ltd.	21,900	433,752
Marubeni Corp.	416,400	4,359,043
Mitsubishi Corp.	403,800	13,596,397
Mitsui & Co. Ltd.	358,800	8,943,082
MonotaRO Co. Ltd.	182,600	3,414,865
Nagase & Co. Ltd.	46,100	736,221
Onoken Co. Ltd.	71,000	999,243
Rexel SA	428,300	9,425,957
Sumitomo Corp.	811,200	13,223,057
Toromont Industries Ltd.	40,004	3,390,951
Toyota Tsusho Corp.	18,400	762,632
Wakita & Co. Ltd.	24,700	213,774
Yamazen Co. Ltd.	53,900	481,966
Yuasa Trading Co. Ltd.	32,100	833,179
		128,563,896
Transportation Infrastructure - 0.2%
Aena SME SA (a)(b)	157,337	25,678,226
Beijing Capital International Airport Co. Ltd. (H Shares) (b)	13,422,000	8,587,772
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	12,605	2,721,924
The Sumitomo Warehouse Co. Ltd.	21,300	394,633
		37,382,555

TOTAL INDUSTRIALS		1,761,633,906

INFORMATION TECHNOLOGY - 6.7%
Communications Equipment - 0.2%
Ericsson:
(B Shares)	1,656,197	15,240,155
(B Shares) sponsored ADR	447,795	4,155,538
Nokia Corp.	4,482,152	24,236,526
Nokia Corp. sponsored ADR (b)	281,500	1,506,025
		45,138,244
Electronic Equipment & Components - 1.1%
Enplas Corp.	32,300	751,274
Halma PLC	791,947	25,543,488
Hamamatsu Photonics K.K.	148,300	7,468,856
Hexagon AB (B Shares)	1,020,429	13,785,670
Hirose Electric Co. Ltd.	165,690	24,716,944
Hosiden Corp.	102,500	1,052,059
Keyence Corp.	69,500	32,511,721
Kyocera Corp.	465,900	26,661,646
Largan Precision Co. Ltd.	40,000	2,907,846
Macnica Fuji Electronics Holdings, Inc.	22,400	521,397
Murata Manufacturing Co. Ltd.	524,600	35,654,536
OMRON Corp.	244,900	16,530,457
Renishaw PLC	29,766	1,869,704
Samsung SDI Co. Ltd.	10,677	4,920,904
Sanshin Electronic Co. Ltd.	20,400	299,705
Shimadzu Corp.	777,900	27,776,101
Softwareone Holding AG	74,680	1,348,094
Spectris PLC	170,404	6,402,499
Topcon Corp.	125,700	1,648,811
Yokogawa Electric Corp.	473,800	7,603,714
		239,975,426
IT Services - 1.2%
Adyen BV (a)(b)	7,017	14,625,348
Amadeus IT Holding SA Class A (b)	1,433,504	94,577,769
Capgemini SA	87,036	18,219,213
Dlocal Ltd. (c)	49,516	1,616,697
EPAM Systems, Inc. (b)	14,091	2,927,405
Fujitsu Ltd.	234,640	34,089,456
Globant SA (b)	15,212	4,168,088
GMO Payment Gateway, Inc.	24,000	2,290,088
Infosys Ltd.	605,102	13,758,608
ITOCHU Techno-Solutions Corp.	10,900	280,547
Locaweb Servicos de Internet SA (a)(b)	811,288	1,573,222
Mitsubishi Research Institute, Inc.	16,300	550,115
Nomura Research Institute Ltd.	813,300	28,120,450
NTT Data Corp.	1,119,300	21,156,342
OBIC Co. Ltd.	90,600	14,429,487
Otsuka Corp.	24,600	948,993
SCSK Corp.	66,900	1,139,392
SHIFT, Inc. (b)	15,900	3,048,197
Softcat PLC	101,608	2,126,731
TIS, Inc.	280,500	6,587,657
Visa, Inc. Class A	47,715	10,312,166
Zuken, Inc.	6,600	183,995
		276,729,966
Semiconductors & Semiconductor Equipment - 2.0%
Advantest Corp.	17,600	1,388,527
ams-OSRAM AG (b)	239,500	3,726,986
Analog Devices, Inc.	182,136	29,194,579
ASM International NV (Netherlands)	4,097	1,323,198
ASML Holding NV	17,175	11,447,309
ASML Holding NV (Netherlands)	158,047	105,737,250
BE Semiconductor Industries NV	24,465	2,089,828
Broadcom, Inc.	32,448	19,061,253
Disco Corp.	38,600	10,794,503
GlobalWafers Co. Ltd.	76,000	1,881,789
Infineon Technologies AG	766,100	25,921,705
Lasertec Corp.	22,300	4,042,378
MediaTek, Inc.	402,000	15,890,472
NAURA Technology Group Co. Ltd.	51,300	2,464,888
NXP Semiconductors NV	197,576	37,563,149
Renesas Electronics Corp. (b)	447,900	5,276,578
Silergy Corp.	17,000	2,265,997
SK Hynix, Inc.	181,732	18,948,353
STMicroelectronics NV (NY Shares) unit (c)	22,128	936,457
Taiwan Semiconductor Manufacturing Co. Ltd.	1,760,000	37,851,374
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	824,920	88,274,689
Texas Instruments, Inc.	39,735	6,754,553
Tokyo Electron Ltd.	48,800	23,673,083
Tokyo Electron Ltd. ADR	639	78,016
		456,586,914
Software - 1.4%
ANSYS, Inc. (b)	92,380	29,948,672
Atlassian Corp. PLC (b)	31,474	9,622,231
Aveva Group PLC	117,121	3,878,326
Cadence Design Systems, Inc. (b)	498,330	75,462,112
Check Point Software Technologies Ltd. (b)	187,012	27,094,299
Constellation Software, Inc.	8,039	13,548,395
Dassault Systemes SA	678,916	32,748,380
Enghouse Systems Ltd.	3,669	119,811
Kinaxis, Inc. (b)	23,120	2,650,546
Nemetschek Se	32,698	2,901,340
NICE Systems Ltd. sponsored ADR (b)	32,119	7,266,924
Rakus Co. Ltd.	106,300	1,735,529
SAP SE	791,544	89,289,355
SAP SE sponsored ADR (c)	124,820	14,052,236
Temenos Group AG	48,349	4,859,776
Topicus.Com, Inc.	3,161	222,255
		315,400,187
Technology Hardware, Storage & Peripherals - 0.8%
Brother Industries Ltd.	170,700	3,097,292
Canon, Inc.	191,700	4,511,269
Canon, Inc. sponsored ADR (c)	109,103	2,578,104
FUJIFILM Holdings Corp.	135,100	8,533,869
Ricoh Co. Ltd.	286,500	2,439,729
Riso Kagaku Corp.	26,100	519,208
Samsung Electronics Co. Ltd.	2,689,735	162,082,531
Seiko Epson Corp.	215,000	3,297,047
		187,059,049

TOTAL INFORMATION TECHNOLOGY		1,520,889,786

MATERIALS - 3.9%
Chemicals - 2.2%
Air Liquide SA	93,711	15,565,883
Air Water, Inc.	68,600	997,688
Akzo Nobel NV	403,805	38,418,896
Asahi Kasei Corp.	783,700	7,354,889
BASF AG	1,089,416	72,540,140
Chr. Hansen Holding A/S	36,615	2,669,392
Covestro AG (a)	197,016	10,419,336
Croda International PLC	321,841	32,215,941
Daicel Chemical Industries Ltd.	235,300	1,807,245
Denka Co. Ltd.	217,660	6,683,250
Evonik Industries AG	232,576	7,000,919
Givaudan SA	13,040	54,447,301
Johnson Matthey PLC	308,652	7,756,271
JSR Corp.	65,900	2,057,852
Kansai Paint Co. Ltd.	601,300	12,024,431
KH Neochem Co. Ltd.	20,100	494,436
Kuraray Co. Ltd.	89,500	839,221
Linde PLC	47,400	13,899,576
Linde PLC	108,341	31,621,924
Mitsubishi Chemical Holdings Corp.	429,700	3,055,163
Mitsui Chemicals, Inc.	145,700	3,723,451
Nippon Sanso Holdings Corp.	292,100	5,696,414
Nitto Denko Corp.	209,800	15,237,942
Novozymes A/S Series B	417,250	27,385,222
PhosAgro OJSC	3,751	153,538
Pidilite Industries Ltd.	77,777	2,474,748
Shin-Etsu Chemical Co. Ltd.	64,100	10,011,658
Showa Denko K.K.	201,400	3,687,618
Sika AG	148,276	49,203,156
Solvay SA Class A	40,377	4,502,867
Sumitomo Chemical Co. Ltd.	428,800	2,051,407
Symrise AG	277,381	32,993,521
Takasago International Corp.	3,000	72,074
Teijin Ltd.	128,400	1,544,620
Tessenderlo Group (b)	2,686	98,587
Toray Industries, Inc.	396,600	2,275,797
Tosoh Corp.	102,400	1,592,582
Umicore SA	139,937	5,724,779
UPL Ltd. (b)	224,793	1,980,767
Yara International ASA	191,174	9,736,474
		502,016,976
Construction Materials - 0.1%
CSR Ltd.	46,808	194,461
HeidelbergCement AG	262,952	17,062,164
James Hardie Industries PLC CDI	200,134	6,490,205
Taiheiyo Cement Corp.	19,700	378,184
		24,125,014
Containers & Packaging - 0.1%
Amcor PLC unit	497,620	5,732,143
Fuji Seal International, Inc.	14,700	231,947
Sig Combibloc Group AG	151,093	3,390,777
Smurfit Kappa Group PLC	410,108	20,481,729
Toyo Seikan Group Holdings Ltd.	56,800	757,399
		30,593,995
Metals & Mining - 1.4%
Agnico Eagle Mines Ltd. (Canada)	216,468	10,935,263
Anglo American PLC:
ADR	15,297	392,521
(United Kingdom)	298,109	15,132,533
Antofagasta PLC	523,642	10,602,622
ArcelorMittal SA (Netherlands)	787,229	24,426,651
BHP Group Ltd. (London)(c)	722,478	24,228,555
BHP Group Ltd.	511,105	17,320,918
BHP Group Ltd. sponsored ADR	588,632	39,903,363
BlueScope Steel Ltd.	289,757	4,259,518
Boliden AB	12,856	571,841
Fortescue Metals Group Ltd.	218,355	2,878,431
Franco-Nevada Corp.	287,007	42,266,451
Glencore Xstrata PLC	4,829,789	28,399,202
Hitachi Metals Ltd. (b)	2,000	35,611
IGO Ltd.	2,098,033	16,655,149
JFE Holdings, Inc.	556,900	8,331,823
Kobe Steel Ltd.	48,500	258,183
Nippon Steel & Sumitomo Metal Corp.	194,200	3,561,699
Norsk Hydro ASA	327,809	3,112,904
Rio Tinto Ltd.	123,777	10,623,393
Rio Tinto PLC	177,115	13,848,982
Rio Tinto PLC sponsored ADR (c)	176,618	13,878,642
South32 Ltd.	3,093,663	10,807,721
Tokyo Steel Manufacturing Co. Ltd.	55,300	541,143
Uacj Corp. (b)	27,700	566,698
Voestalpine AG	23,412	773,791
Wheaton Precious Metals Corp.	215,445	9,440,485
		313,754,093
Paper & Forest Products - 0.1%
Stora Enso Oyj (R Shares)	543,753	10,355,271
Svenska Cellulosa AB SCA (B Shares)	237,062	3,867,797
		14,223,068

TOTAL MATERIALS		884,713,146

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Big Yellow Group PLC	139,455	2,651,584
British Land Co. PLC	601,900	4,253,460
Great Portland Estates PLC	744,746	6,732,350
Scentre Group unit	3,159,830	7,045,602
Segro PLC	427,674	7,437,698
Warehouses de Pauw	56,380	2,216,588
		30,337,282
Real Estate Management & Development - 0.4%
Airport City Ltd. (b)	7,864	177,765
Aroundtown SA	63,469	391,359
Azrieli Group	8,370	714,271
CK Asset Holdings Ltd.	1,497,100	9,454,340
ESR Cayman Ltd. (a)(b)	2,278,600	7,041,716
Grand City Properties SA	450,010	9,827,535
Hang Lung Group Ltd.	205,000	451,731
Hongkong Land Holdings Ltd.	101,600	547,624
LEG Immobilien AG	188,941	24,295,980
Lendlease Group unit	910,900	6,986,355
Mitsui Fudosan Co. Ltd.	564,700	12,559,804
Swire Pacific Ltd. (A Shares)	28,000	154,787
TAG Immobilien AG	323,339	8,334,061
Vonovia SE	289,201	15,351,677
		96,289,005

TOTAL REAL ESTATE		126,626,287

UTILITIES - 1.1%
Electric Utilities - 0.3%
CLP Holdings Ltd.	734,000	7,471,873
Enel SpA	5,460,792	40,240,283
Iberdrola SA	1,209,753	13,725,360
Kansai Electric Power Co., Inc.	94,500	955,152
Origin Energy Ltd.	424,659	1,758,050
ORSTED A/S (a)	92,454	11,964,852
The Okinawa Electric Power Co., Inc.	49,600	625,582
		76,741,152
Gas Utilities - 0.1%
APA Group unit	652,201	4,760,621
Beijing Enterprises Holdings Ltd.	833,500	2,842,471
China Resource Gas Group Ltd.	1,238,000	5,679,408
Osaka Gas Co. Ltd.	180,900	3,318,559
Tokyo Gas Co. Ltd.	352,700	7,203,406
		23,804,465
Independent Power and Renewable Electricity Producers - 0.1%
EDP Renovaveis SA	194,318	4,723,323
Electric Power Development Co. Ltd.	345,900	5,490,954
		10,214,277
Multi-Utilities - 0.6%
AGL Energy Ltd.	32,573	177,906
E.ON AG	1,140,543	15,513,154
ENGIE	3,085,529	49,160,065
National Grid PLC	814,791	12,319,122
RWE AG	843,425	39,053,050
RWE AG ADR	6,108	281,701
Veolia Environnement SA	718,376	25,047,416
		141,552,414

TOTAL UTILITIES		252,312,308

TOTAL COMMON STOCKS
(Cost $7,345,469,912)		9,913,064,336

Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	103,495	8,369,442
Volkswagen AG	212,265	41,726,558
		50,096,000
CONSUMER STAPLES - 0.2%
Household Products - 0.2%
Henkel AG & Co. KGaA	403,738	32,043,765
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,287,800	8,499,175
(PN) sponsored ADR (non-vtg.)	204,614	2,678,397
sponsored ADR	544,518	7,781,162
		18,958,734
FINANCIALS - 0.0%
Insurance - 0.0%
Samsung Fire & Marine Insurance Co. Ltd.	567	73,259
INFORMATION TECHNOLOGY - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Samsung Electronics Co. Ltd.	51,864	2,866,692
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $98,050,805)		104,038,450

Equity Funds - 52.0%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	513,379
Europe Stock Funds - 0.4%
WisdomTree Europe Hedged Equity ETF (c)	1,131,853	82,670,543
Foreign Large Blend Funds - 8.2%
Artisan International Value Fund Investor Class	23,398,436	958,165,971
Fidelity SAI International Index Fund (e)	24,337,744	320,771,471
Fidelity SAI International Low Volatility Index Fund (e)	15,672,910	171,461,639
Harbor International Fund Institutional Class	9,619	429,116
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	28,053,450	407,897,158

TOTAL FOREIGN LARGE BLEND FUNDS		1,858,725,355

Foreign Large Growth Funds - 19.1%
American Funds EuroPacific Growth Fund Class F2 (b)	1,059,333	60,615,008
Fidelity Advisor International Discovery Fund Class Z (e)	24,413,219	1,125,937,643
Fidelity Diversified International Fund (e)	15,271,373	649,338,765
Fidelity Overseas Fund (e)	13,297,887	778,192,337
Fidelity SAI International Momentum Index Fund (e)	35,406,499	451,078,800
Fidelity SAI International Quality Index Fund (e)	229,961	2,773,326
Invesco Oppenheimer International Growth Fund Class R6	836,208	31,667,196
JOHCM International Select Fund Investor Shares	23,123,842	600,757,409
WCM Focused International Growth Fund Investor Class	28,342,894	639,982,536

TOTAL FOREIGN LARGE GROWTH FUNDS		4,340,343,020

Foreign Large Value Funds - 14.4%
Fidelity SAI International Value Index Fund (e)	179,003,037	1,659,358,147
iShares MSCI EAFE Value ETF (c)	2,278,820	113,827,059
Oakmark International Fund Investor Class	34,586,709	916,547,790
Pear Tree Polaris Foreign Value Fund Institutional Shares	24,413,865	564,692,697

TOTAL FOREIGN LARGE VALUE FUNDS		3,254,425,693

Foreign Small Mid Blend Funds - 1.6%
Fidelity Advisor International Small Cap Fund Class Z (e)	2,462,772	75,483,967
Fidelity SAI International Small Cap Index Fund (e)	16,506,992	148,232,792
Victory Trivalent International Small-Cap Fund Class I	8,554,974	130,805,554

TOTAL FOREIGN SMALL MID BLEND FUNDS		354,522,313

Foreign Small Mid Growth Funds - 0.8%
Fidelity Advisor International Small Cap Opportunities Fund - Class Z (e)	3,516,175	77,918,434
Oberweis International Opportunities Institutional Fund	2,337,453	25,384,740
T. Rowe Price International Discovery Fund	1,165,791	84,205,049
Wasatch International Growth Fund Investor Class	110	3,207

TOTAL FOREIGN SMALL MID GROWTH FUNDS		187,511,430

Foreign Small Mid Value Funds - 0.9%
Brandes International Small Cap Equity Fund Class A	3,324,734	42,290,616
Oakmark International Small Cap Fund Investor Class	3,044,463	55,683,235
Segall Bryant & Hamill International Small Cap Fund Retail Class	2,106,683	23,636,985
Transamerica International Small Cap Value Fund Class I	5,682,172	80,516,383

TOTAL FOREIGN SMALL MID VALUE FUNDS		202,127,219

Sector Funds - 0.0%
SPDR Dow Jones International Real Estate ETF (c)	201,575	6,746,715
Other - 6.6%
Fidelity Advisor Japan Fund Class Z (e)	3,900,816	64,324,457
Fidelity Japan Smaller Companies Fund (e)	7,813,236	115,870,288
Fidelity SAI Japan Stock Index Fund (e)	127,644,059	1,198,577,710
iShares MSCI Australia ETF (c)	4,610,307	110,877,883
Matthews Japan Fund Investor Class	222	4,277

TOTAL OTHER		1,489,654,615

TOTAL EQUITY FUNDS
(Cost $10,125,751,258)		11,777,240,282

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.31% 3/31/22 to 5/26/22 (f)
(Cost $28,156,542)	28,170,000	28,156,797

Money Market Funds - 3.9%
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	106,924,234	106,934,926
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (i)	774,342,456	774,342,456
TOTAL MONEY MARKET FUNDS
(Cost $881,277,382)		881,277,382
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $18,478,705,899)		22,703,777,247
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(45,295,044)
NET ASSETS - 100%		$22,658,482,203

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,086	March 2022	$144,709,500	$(6,585,074)	$(6,585,074)
ICE E-mini MSCI EAFE Index Contracts (United States)	4,610	March 2022	497,833,900	(11,090,318)	(11,090,318)
TOTAL FUTURES CONTRACTS					$(17,675,392)

The notional amount of futures purchased as a percentage of Net Assets is 2.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $701,177,297.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $186,546,274 or 0.8% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $28,156,797.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Securities Lending Cash Central Fund 0.07%	$288,584,994	$3,680,819,714	$3,862,469,782	$1,666,964	$--	$--	$106,934,926	0.3%
Total	$288,584,994	$3,680,819,714	$3,862,469,782	$1,666,964	$--	$--	$106,934,926

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor International Discovery Fund Class Z	$--	$132,020,218	$--	$132,020,218	$--	$372,609,239	$1,125,937,643
Fidelity Advisor International Small Cap Fund Class Z	--	19,220,232	--	5,149,269	--	5,503,075	75,483,967
Fidelity Advisor International Small Cap Opportunities Fund - Class Z	--	7,660,782	--	7,660,782	--	9,109,444	77,918,434
Fidelity Advisor Japan Fund Class I	69,518,224	--	--	--	--	(34,281,402)	--
Fidelity Advisor Japan Fund Class Z	--	7,654,981	--	7,654,981	--	21,432,654	64,324,457
Fidelity Diversified International Fund	631,176,275	132,705,652	38,000,000	70,705,653	16,688,668	(93,231,830)	649,338,765
Fidelity International Discovery Fund	1,206,053,461	--	28,000,001	--	11,674,040	(568,419,314)	--
Fidelity International Small Cap Fund	55,266,613	5,630,394	--	--	--	(10,136,347)	--
Fidelity International Small Cap Opportunities Fund	76,339,729	--	--	--	--	(15,191,521)	--
Fidelity Japan Smaller Companies Fund	119,888,133	13,180,031	--	13,180,032	--	(17,197,876)	115,870,288
Fidelity Overseas Fund	580,010,044	241,016,490	10,000,000	39,016,489	2,524,348	(35,358,545)	778,192,337
Fidelity SAI International Index Fund	--	655,688,553	300,000,000	16,688,553	(7,400,014)	(27,517,068)	320,771,471
Fidelity SAI International Low Volatility Index Fund	147,984,370	172,281,100	140,000,000	4,281,100	3,755,982	(12,559,813)	171,461,639
Fidelity SAI International Momentum Index Fund	24,583,116	616,997,181	120,000,000	13,997,181	(8,118,159)	(62,383,338)	451,078,800
Fidelity SAI International Quality Index Fund	17,608,498	303,842	15,000,000	303,842	3,082,408	(3,221,422)	2,773,326
Fidelity SAI International Small Cap Index Fund	--	167,943,163	--	2,085,179	--	(19,710,371)	148,232,792
Fidelity SAI International Value Index Fund	--	1,742,363,255	--	92,363,260	--	(83,005,108)	1,659,358,147
Fidelity SAI Japan Stock Index Fund	--	1,305,632,946	--	12,263,694	--	(107,055,236)	1,198,577,710
Total	$2,928,428,463	$5,220,298,820	$651,000,001	$417,370,233	$22,207,273	$(680,614,779)	$6,839,319,776

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$292,918,087	$76,202,140	$216,715,947	$--
Consumer Discretionary	835,763,801	157,024,557	678,739,244	--
Consumer Staples	1,141,201,033	180,004,787	961,196,246	--
Energy	499,483,447	158,489,845	340,993,602	--
Financials	1,560,218,781	369,176,537	1,191,042,244	--
Health Care	1,138,475,512	193,222,407	945,253,105	--
Industrials	1,761,633,906	417,053,685	1,344,580,221	--
Information Technology	1,523,756,478	690,398,732	833,357,746	--
Materials	884,713,146	288,637,633	596,075,513	--
Real Estate	126,626,287	45,133,995	81,492,292	--
Utilities	252,312,308	40,565,683	211,746,625	--
Equity Funds	11,777,240,282	11,777,240,282	--	--
Other Short-Term Investments	28,156,797	--	28,156,797	--
Money Market Funds	881,277,382	881,277,382	--	--
Total Investments in Securities:	$22,703,777,247	$15,274,427,665	$7,429,349,582	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(17,675,392)	$(17,675,392)	$--	$--
Total Liabilities	$(17,675,392)	$(17,675,392)	$--	$--
Total Derivative Instruments:	$(17,675,392)	$(17,675,392)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(17,675,392)
Total Equity Risk	0	(17,675,392)
Total Value of Derivatives	$0	$(17,675,392)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	56.7%
Japan	7.7%
United Kingdom	6.9%
Switzerland	5.0%
France	4.7%
Germany	4.1%
Netherlands	2.6%
Canada	1.3%
Australia	1.0%
Sweden	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	8.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $103,111,046) — See accompanying schedule: Unaffiliated issuers (cost $12,037,127,430)	$15,757,522,545
Fidelity Central Funds (cost $106,934,926)	106,934,926
Other affiliated issuers (cost $6,334,643,543)	6,839,319,776
Total Investment in Securities (cost $18,478,705,899)		$22,703,777,247
Foreign currency held at value (cost $9,848,008)		9,879,734
Receivable for investments sold		42,311,057
Receivable for fund shares sold		57,923,063
Dividends receivable		15,219,972
Reclaims receivable		22,587,513
Interest receivable		10,418
Distributions receivable from Fidelity Central Funds		49,017
Other receivables		302,392
Total assets		22,852,060,413
Liabilities
Payable for investments purchased
Regular delivery	$54,908,002
Delayed delivery	406,001
Payable for fund shares redeemed	15,588,320
Accrued management fee	2,863,738
Payable for daily variation margin on futures contracts	10,979,228
Other payables and accrued expenses	1,816,846
Collateral on securities loaned	107,016,075
Total liabilities		193,578,210
Net Assets		$22,658,482,203
Net Assets consist of:
Paid in capital		$18,100,173,026
Total accumulated earnings (loss)		4,558,309,177
Net Assets		$22,658,482,203
Net Asset Value, offering price and redemption price per share ($22,658,482,203 ÷ 1,961,181,251 shares)		$11.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$328,377,510
Affiliated issuers		152,297,236
Interest		331,588
Income from Fidelity Central Funds (including $1,666,964 from security lending)		1,666,964
Income before foreign taxes withheld		482,673,298
Less foreign taxes withheld		(25,855,512)
Total income		456,817,786
Expenses
Management fee	$92,432,664
Custodian fees and expenses	812,004
Independent trustees' fees and expenses	163,463
Registration fees	266,871
Audit	258,170
Legal	39,097
Miscellaneous	124,041
Total expenses before reductions	94,096,310
Expense reductions	(57,541,675)
Total expenses after reductions		36,554,635
Net investment income (loss)		420,263,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $44,194)	1,076,500,962
Affiliated issuers	22,207,273
Foreign currency transactions	(958,082)
Futures contracts	47,339,118
Capital gain distributions from underlying funds:
Unaffiliated issuers	230,758,079
Affiliated issuers	265,072,997
Total net realized gain (loss)		1,640,920,347
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $275,030)	(1,425,213,815)
Affiliated issuers	(680,614,779)
Assets and liabilities in foreign currencies	(1,176,218)
Futures contracts	(35,111,452)
Total change in net unrealized appreciation (depreciation)		(2,142,116,264)
Net gain (loss)		(501,195,917)
Net increase (decrease) in net assets resulting from operations		$(80,932,766)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$420,263,151	$214,759,146
Net realized gain (loss)	1,640,920,347	446,337,309
Change in net unrealized appreciation (depreciation)	(2,142,116,264)	4,033,667,020
Net increase (decrease) in net assets resulting from operations	(80,932,766)	4,694,763,475
Distributions to shareholders	(1,971,210,060)	(345,007,315)
Share transactions
Proceeds from sales of shares	6,949,817,508	4,467,737,246
Reinvestment of distributions	1,846,735,934	334,019,828
Cost of shares redeemed	(3,886,239,701)	(4,447,769,615)
Net increase (decrease) in net assets resulting from share transactions	4,910,313,741	353,987,459
Total increase (decrease) in net assets	2,858,170,915	4,703,743,619
Net Assets
Beginning of period	19,800,311,288	15,096,567,669
End of period	$22,658,482,203	$19,800,311,288
Other Information
Shares
Sold	536,412,235	435,963,931
Issued in reinvestment of distributions	146,286,367	31,687,641
Redeemed	(299,692,661)	(409,722,398)
Net increase (decrease)	383,005,941	57,929,174

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.55	$9.93	$10.03	$11.43	$9.78
Income from Investment Operations
Net investment income (loss)B,C	.24	.13	.20	.21	.19
Net realized and unrealized gain (loss)	(.12)	2.71	.06	(.98)	1.82
Total from investment operations	.12	2.84	.26	(.77)	2.01
Distributions from net investment income	(.26)	(.14)	(.22)	(.18)	(.18)
Distributions from net realized gain	(.86)	(.08)	(.14)	(.44)	(.18)
Total distributions	(1.12)	(.22)	(.36)	(.63)D	(.36)
Net asset value, end of period	$11.55	$12.55	$9.93	$10.03	$11.43
Total ReturnE	.30%	28.99%	2.35%	(6.57)%	20.53%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.41%	.43%	.44%	.45%	.50%
Expenses net of fee waivers, if any	.16%	.18%	.19%	.20%	.25%
Expenses net of all reductions	.16%	.18%	.19%	.20%	.24%
Net investment income (loss)	1.83%	1.25%	1.91%	1.95%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$22,658,482	$19,800,311	$15,096,568	$15,904,961	$17,256,557
Portfolio turnover rateH	29%	41%	33%	39%	33%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers International Fund	$302,392

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and deferred Trustee compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,012,885,528
Gross unrealized depreciation	(880,912,165)
Net unrealized appreciation (depreciation)	$4,131,973,363
Tax Cost	$18,571,803,884

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,595,453
Undistributed long-term capital gain	$419,730,524
Net unrealized appreciation (depreciation) on securities and other investments	$4,132,250,756

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$781,760,795	$ 223,989,540
Long-term Capital Gains	1,189,449,265	121,017,775
Total	$1,971,210,060	$ 345,007,315

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers International Fund	9,832,788,068	6,417,947,309

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers International Fund	$1,380

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers International Fund	5,243

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers International Fund	$38,195

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers International Fund	$50,192	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $57,541,502.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $173.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers International Fund
Fidelity International Discovery Fund	12%
Fidelity Japan Smaller Companies Fund	25%
Fidelity SAI International Momentum Index Fund	34%
Fidelity SAI International Small Cap Index Fund	16%
Fidelity SAI International Value Index Fund	26%
Fidelity SAI Japan Stock Index Fund	88%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers International Fund	.15%
Actual		$1,000.00	$914.80	$.71
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 11, 2022, to shareholders of record at the opening of business on April 8, 2022, a distribution of $0.222 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.004 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $1,340,406,368, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 20% and 57% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC (FIAM), FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to add a new mandate (Amendment). The Board noted that the addition of the new mandate would not impact the fund's management fee rate or net expenses as the new mandate would not initially be funded. The Board also noted that no other contract terms are impacted by the Amendment.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendment, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2020. The Board also noted that the fund had out-performed 86%, 87%, and 78% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SIT-ANN-0422
1.912865.111

Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	3.45%	11.58%	11.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$29,583	Strategic Advisers® Small-Mid Cap Fund
$31,473	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 16.39% for the 12 months ending February 28, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market as the calendar turned. Stocks slid as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. The year-to-date pullback for the index was -8.01%. For the full 12 months, energy stocks rose 55%, driven by surging oil prices, whereas communications services (+1%) notably lagged.

Comments from Portfolio Manager Barry Golden:  For the fiscal year ending February 28, 2022, the Fund gained 3.45%, outpacing the 0.40% increase in its small-to-mid-cap (SMID) benchmark, the Russell 2500® Index. During the past 12 months, large- and mid-cap equity returns far surpassed their small cap counterparts, and within the SMID-cap market, value stocks handily outperformed growth stocks. Within the Fund, four sub-advised strategies added considerable value versus the benchmark. These included LSV Asset Management (+15%), Boston Partners Global Investors (+16%), the U.S. SMID-Cap Value mandate from AB (+15%) and JPMorgan Investment Management (+10%). LSV pursues a quantitatively driven deep-value approach. A style tailwind boosted its results, along with those of AB. Both managers benefited from security selection in the health care, financials and industrials sectors. LSV also was helped by investment choices in information technology, while AB received a further lift from picks among consumer discretionary stocks. For Boston Partners, strong overall positioning in health care, financials and technology fueled its strong return. JPMorgan’s SMID-Cap Core strategy was the Fund’s largest investment, on average, during the period. This quality-focused core approach with a large-cap tilt outperformed the Russell 2500 due to favorable sector positioning in health care and financials, along with stock picks in consumer discretionary. On the downside, the U.S. SMID-Cap Growth mandate from AB (-12%) and the Small/Mid-Cap Growth strategy from sub-adviser ArrowMark Partners (-4%) detracted from relative performance. This AB strategy is an aggressive-growth approach, while ArrowMark employs a quality-growth/growth-at a-reasonable-price strategy. Both were out of step with market leadership this period. During the second half of the period, we reduced the Fund’s exposure to value-driven strategies, partly by taking profits on successful performance by these managers

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2022, Mark Mahoney assumed co-management responsibilities for the fund, joining Lead Manager Barry Golden.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity Advisor Small Cap Growth Fund Class Z	5.0
T. Rowe Price Institutional Small-Cap Stock Fund	3.8
Fidelity Small Cap Index Fund	3.8
Fidelity SAI Small-Mid Cap 500 Index Fund	2.8
Fidelity SAI Real Estate Index Fund	1.0
Fidelity Small Cap Discovery Fund	0.6
Ziff Davis, Inc.	0.6
onsemi	0.6
Skechers U.S.A., Inc. Class A (sub. vtg.)	0.6
LPL Financial	0.6
19.4

Top Five Market Sectors as of February 28, 2022

(stocks only)	% of fund's net assets
Industrials	16.9
Information Technology	13.8
Financials	12.1
Consumer Discretionary	11.9
Health Care	9.5

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Common Stocks	80.7%
Mid-Cap Blend Funds	2.8%
Small Blend Funds	5.1%
Small Growth Funds	8.8%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Common Stocks - 80.7%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.2%
Bandwidth, Inc. (a)(b)	360,336	$11,008,265
Liberty Latin America Ltd.:
Class A (a)	218,831	2,199,252
Class C (a)	274,004	2,764,700
Lumen Technologies, Inc. (b)	463,300	4,799,788
		20,772,005
Entertainment - 0.2%
Sciplay Corp. (A Shares) (a)	13,827	180,304
Take-Two Interactive Software, Inc. (a)	44,779	7,254,198
World Wrestling Entertainment, Inc. Class A (b)	142,781	8,461,202
		15,895,704
Interactive Media & Services - 1.2%
Alphabet, Inc. Class C (a)	2,462	6,642,033
CarGurus, Inc. Class A (a)	261,979	12,692,883
Cars.com, Inc. (a)(b)	80,600	1,304,108
IAC (a)	13,960	1,602,050
Meta Platforms, Inc. Class A (a)	15,996	3,375,636
QuinStreet, Inc. (a)	852,078	9,585,878
Twitter, Inc. (a)	117,266	4,168,806
Yelp, Inc. (a)(b)	165,335	5,603,203
Ziff Davis, Inc. (a)	589,473	59,300,984
ZipRecruiter, Inc. (a)	509,885	10,187,502
		114,463,083
Media - 0.8%
AMC Networks, Inc. Class A (a)(b)	100,214	4,153,870
Audacy, Inc. Class A (a)(b)	862,300	2,673,130
Criteo SA sponsored ADR (a)	302,122	10,048,578
Gray Television, Inc. (b)	323,422	7,577,777
iHeartMedia, Inc. (a)	92,010	1,973,615
Interpublic Group of Companies, Inc.	67,100	2,469,280
Magnite, Inc. (a)	49,000	714,420
News Corp. Class A	94,200	2,102,544
Nexstar Broadcasting Group, Inc. Class A	90,784	16,799,579
Ocean Outdoor Ltd. (a)(c)	1,223,674	11,592,598
Omnicom Group, Inc.	44,441	3,728,155
Paramount Global Class B	144,600	4,426,206
Sirius XM Holdings, Inc. (b)	527,648	3,250,312
TechTarget, Inc. (a)	15,700	1,230,566
Tegna, Inc.	429,029	9,833,345
		82,573,975

TOTAL COMMUNICATION SERVICES		233,704,767

CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.7%
Adient PLC (a)	60,190	2,693,503
BorgWarner, Inc.	133,700	5,483,037
Cooper-Standard Holding, Inc. (a)	189,201	2,406,637
Dana, Inc. (b)	438,359	8,162,245
Fox Factory Holding Corp. (a)	34,504	4,072,162
Gentex Corp.	135,333	4,096,530
LCI Industries	95,146	11,847,580
Lear Corp.	67,281	10,585,993
Standard Motor Products, Inc.	30,607	1,337,832
The Goodyear Tire & Rubber Co. (a)	989,999	15,335,085
		66,020,604
Automobiles - 0.3%
Fisker, Inc. (a)(b)	212,610	2,593,842
Harley-Davidson, Inc. (b)	338,118	13,964,273
Porsche Automobil Holding SE ADR	247,991	2,460,071
Thor Industries, Inc. (b)	118,750	10,746,875
		29,765,061
Distributors - 0.9%
Funko, Inc. (a)(b)	12,525	218,687
LKQ Corp.	1,082,606	50,828,352
Pool Corp.	80,708	37,011,075
		88,058,114
Diversified Consumer Services - 1.2%
2U, Inc. (a)(b)	1,012,883	10,635,272
Adtalem Global Education, Inc. (a)	59,200	1,230,176
Bright Horizons Family Solutions, Inc. (a)	96,057	12,548,886
Carriage Services, Inc.	9,176	451,551
Frontdoor, Inc. (a)	1,443,375	43,373,419
Grand Canyon Education, Inc. (a)	174,822	15,179,794
H&R Block, Inc. (b)	75,399	1,870,649
Houghton Mifflin Harcourt Co. (a)	258,823	5,422,342
Mister Car Wash, Inc.	365,967	5,862,791
Perdoceo Education Corp. (a)	39,642	415,052
Service Corp. International	94,914	5,775,517
Strategic Education, Inc. (b)	31,151	1,838,532
Stride, Inc. (a)	374,780	12,585,112
Terminix Global Holdings, Inc. (a)	70,621	3,005,630
WW International, Inc. (a)(b)	22,952	233,881
		120,428,604
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp.	118,800	4,390,848
Bowlero Corp. Class A (a)(b)	928,517	9,294,455
Brinker International, Inc. (a)	37,600	1,599,504
Caesars Entertainment, Inc. (a)	35,300	2,971,907
Churchill Downs, Inc.	57,915	13,949,986
Dine Brands Global, Inc.	130,650	10,953,696
Dutch Bros, Inc. (b)	101,162	4,877,020
F45 Training Holdings, Inc.	235,586	3,623,313
Full House Resorts, Inc. (a)(b)	610,630	5,373,544
Hilton Grand Vacations, Inc. (a)	180,200	9,345,172
Hyatt Hotels Corp. Class A (a)	30,270	2,939,520
Inspired Entertainment, Inc. (a)	326,560	4,705,730
International Game Technology PLC (b)	76,077	2,329,478
Kura Sushi U.S.A., Inc. Class A (a)(b)	167,082	8,805,221
Noodles & Co. (a)	212,474	1,453,322
Papa John's International, Inc.	80,357	8,583,735
Penn National Gaming, Inc. (a)	32,214	1,654,189
Planet Fitness, Inc. (a)(b)	302,250	25,579,418
Scientific Games Corp. Class A (a)	105,290	6,624,847
Sportradar Holding AG (b)	386,667	5,664,672
Travel+Leisure Co.	102,071	5,721,080
Vail Resorts, Inc.	95,660	24,924,213
Wendy's Co.	487,930	11,095,528
Wingstop, Inc. (b)	34,217	4,973,441
Wyndham Hotels & Resorts, Inc.	47,300	4,087,193
		185,521,032
Household Durables - 1.4%
Cavco Industries, Inc. (a)	4,842	1,320,074
Century Communities, Inc. (b)	64,478	4,108,538
Ethan Allen Interiors, Inc. (b)	12,400	323,144
Helen of Troy Ltd. (a)(b)	13,648	2,806,984
Installed Building Products, Inc. (b)	60,348	5,835,652
KB Home	220,849	8,526,980
La-Z-Boy, Inc. (b)	148,761	4,340,846
M.D.C. Holdings, Inc.	98,700	4,376,358
Meritage Homes Corp. (a)	23,621	2,328,558
Mohawk Industries, Inc. (a)	31,668	4,458,221
NVR, Inc. (a)	1,163	5,766,666
PulteGroup, Inc.	468,994	23,290,242
Skyline Champion Corp. (a)	111,438	7,493,091
Sonos, Inc. (a)(b)	63,186	1,730,665
Sony Group Corp. sponsored ADR (b)	61,302	6,285,294
Taylor Morrison Home Corp. (a)	366,097	10,799,862
Tempur Sealy International, Inc.	428,639	14,149,373
Toll Brothers, Inc.	105,681	5,734,251
TopBuild Corp. (a)(b)	51,696	11,098,097
Whirlpool Corp. (b)	34,400	6,923,688
		131,696,584
Internet & Direct Marketing Retail - 0.4%
Amazon.com, Inc. (a)	794	2,438,580
CarParts.com, Inc. (a)(b)	279,829	2,342,169
Etsy, Inc. (a)	62,137	9,624,400
Farfetch Ltd. Class A (a)	409,180	7,794,879
Overstock.com, Inc. (a)(b)	42,197	2,401,009
PetMed Express, Inc. (b)	11,510	310,195
Porch Group, Inc. Class A (a)(b)	772,762	6,259,372
Qurate Retail, Inc. Series A	261,800	1,442,518
Revolve Group, Inc. (a)	19,142	907,905
Shutterstock, Inc.	81,925	7,416,670
		40,937,697
Leisure Products - 0.8%
Brunswick Corp. (b)	226,280	21,614,266
Callaway Golf Co. (a)(b)	399,198	9,876,159
Hasbro, Inc.	43,917	4,262,145
Hayward Holdings, Inc. (b)	335,330	5,999,054
Latham Group, Inc. (a)(b)	368,634	6,447,409
Malibu Boats, Inc. Class A (a)(b)	42,200	2,940,074
Mattel, Inc. (a)	116,350	2,906,423
Peloton Interactive, Inc. Class A (a)(b)	19,300	560,858
Polaris, Inc. (b)	88,149	10,710,985
Smith & Wesson Brands, Inc. (b)	27,151	478,672
Sturm, Ruger & Co., Inc. (b)	52,454	3,798,194
YETI Holdings, Inc. (a)(b)	114,553	7,051,883
		76,646,122
Multiline Retail - 0.1%
Dillard's, Inc. Class A (b)	2,521	632,040
Kohl's Corp.	107,900	6,001,398
Nordstrom, Inc. (a)(b)	48,303	1,001,804
		7,635,242
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	98,189	20,077,687
America's Car Mart, Inc. (a)	8,225	791,081
American Eagle Outfitters, Inc. (b)	88,666	1,869,079
Asbury Automotive Group, Inc. (a)	10,956	2,126,669
AutoNation, Inc. (a)(b)	24,735	2,836,115
Burlington Stores, Inc. (a)	17,961	4,057,210
Caleres, Inc.	50,925	1,057,203
Citi Trends, Inc. (a)(b)	7,450	277,960
Five Below, Inc. (a)	62,349	10,200,920
Floor & Decor Holdings, Inc. Class A (a)	107,110	10,241,858
Foot Locker, Inc.	299,619	9,473,953
Genesco, Inc. (a)	143,227	9,188,012
Group 1 Automotive, Inc. (b)	49,139	8,939,858
Guess?, Inc.	24,908	545,485
Haverty Furniture Companies, Inc. (b)	112,966	3,209,364
Leslie's, Inc. (a)(b)	113,397	2,416,490
Lithia Motors, Inc. Class A (sub. vtg.)	43,244	14,738,420
Murphy U.S.A., Inc. (b)	60,769	10,983,389
National Vision Holdings, Inc. (a)(b)	171,576	6,291,692
Penske Automotive Group, Inc.	67,400	6,624,746
Sally Beauty Holdings, Inc. (a)	2,410,949	41,661,199
Signet Jewelers Ltd.	29,830	2,103,015
Sleep Number Corp. (a)(b)	84,916	5,578,981
Sonic Automotive, Inc. Class A (sub. vtg.) (b)	61,500	3,303,165
Sportsman's Warehouse Holdings, Inc. (a)	206,175	2,352,457
The Aaron's Co., Inc. (b)	128,600	2,699,314
The Buckle, Inc.	87,098	3,135,528
The ODP Corp. (a)	99,500	4,378,000
TravelCenters of America LLC (a)	186,084	7,858,327
Victoria's Secret & Co. (a)	86,990	4,665,274
Vroom, Inc. (a)(b)	886,491	5,389,865
Williams-Sonoma, Inc. (b)	107,417	15,560,427
Winmark Corp. (b)	1,726	390,456
Zumiez, Inc. (a)(b)	21,685	964,766
		225,987,965
Textiles, Apparel & Luxury Goods - 1.9%
Canada Goose Holdings, Inc. (a)(b)	221,368	5,777,705
Capri Holdings Ltd. (a)	202,339	13,706,444
Carter's, Inc.	280,975	27,164,663
Crocs, Inc. (a)	134,774	11,284,627
Deckers Outdoor Corp. (a)	14,805	4,273,315
Hanesbrands, Inc. (b)	1,383,444	21,374,210
Kontoor Brands, Inc.	131,770	6,527,886
Lakeland Industries, Inc. (a)	4,544	86,745
PVH Corp.	27,100	2,652,819
Ralph Lauren Corp.	83,631	11,042,637
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,254,312	57,673,266
Steven Madden Ltd.	170,834	7,287,778
Tapestry, Inc.	240,910	9,853,219
Under Armour, Inc. Class C (non-vtg.) (a)	466,782	7,295,803
		186,001,117

TOTAL CONSUMER DISCRETIONARY		1,158,698,142

CONSUMER STAPLES - 3.4%
Beverages - 0.2%
MGP Ingredients, Inc.	24,341	1,937,787
Molson Coors Beverage Co. Class B	320,297	16,713,097
National Beverage Corp. (b)	13,195	580,712
		19,231,596
Food & Staples Retailing - 0.9%
Andersons, Inc.	55,125	2,513,700
BJ's Wholesale Club Holdings, Inc. (a)	413,291	25,983,605
Casey's General Stores, Inc.	53,647	10,089,928
Ingles Markets, Inc. Class A (b)	99,411	8,173,572
Performance Food Group Co. (a)	350,121	19,620,781
PriceSmart, Inc. (b)	13,429	976,557
SpartanNash Co. (b)	128,500	3,615,990
Sprouts Farmers Market LLC (a)	124,700	3,551,456
U.S. Foods Holding Corp. (a)	112,617	4,402,199
Weis Markets, Inc. (b)	86,781	5,351,784
		84,279,572
Food Products - 1.4%
Archer Daniels Midland Co.	64,055	5,025,115
Bunge Ltd.	76,941	8,044,182
Flowers Foods, Inc.	112,724	3,089,765
Fresh Del Monte Produce, Inc.	171,666	4,442,716
Freshpet, Inc. (a)(b)	80,988	7,712,487
Hostess Brands, Inc. Class A (a)	171,918	3,703,114
Ingredion, Inc.	156,981	13,930,494
J&J Snack Foods Corp. (b)	8,427	1,379,668
John B. Sanfilippo & Son, Inc.	5,018	399,031
Lamb Weston Holdings, Inc.	189,076	12,560,319
Lancaster Colony Corp.	11,234	1,889,671
Nomad Foods Ltd. (a)	1,928,626	48,562,803
SunOpta, Inc. (a)(b)	666,909	3,554,625
The Hain Celestial Group, Inc. (a)	300,528	10,927,198
The J.M. Smucker Co.	63,900	8,610,525
The Simply Good Foods Co. (a)	49,080	1,945,040
Tootsie Roll Industries, Inc. (b)	9,881	333,484
		136,110,237
Household Products - 0.6%
Energizer Holdings, Inc.	225,572	7,531,849
Reynolds Consumer Products, Inc. (b)	343,940	10,239,094
Spectrum Brands Holdings, Inc.	394,609	36,611,823
WD-40 Co. (b)	7,766	1,645,538
		56,028,304
Personal Products - 0.2%
elf Beauty, Inc. (a)(b)	351,525	9,290,806
Herbalife Nutrition Ltd. (a)(b)	50,092	1,782,273
MediFast, Inc. (b)	47,243	8,787,198
Nu Skin Enterprises, Inc. Class A (b)	28,409	1,317,894
The Honest Co., Inc. (b)	422,882	2,444,258
USANA Health Sciences, Inc. (a)(b)	6,792	597,764
		24,220,193
Tobacco - 0.1%
Turning Point Brands, Inc.	347,455	11,646,692
Universal Corp. (b)	76,722	4,151,427
		15,798,119

TOTAL CONSUMER STAPLES		335,668,021

ENERGY - 2.9%
Energy Equipment & Services - 0.2%
Cactus, Inc. (b)	278,940	14,131,100
Championx Corp.	111,189	2,380,556
Nextier Oilfield Solutions, Inc. (a)	344,926	2,745,611
		19,257,267
Oil, Gas & Consumable Fuels - 2.7%
APA Corp.	108,100	3,851,603
ARC Resources Ltd.	321,475	3,983,075
Baytex Energy Corp. (a)	2,718,179	12,411,912
Cardinal Energy Ltd. (a)	1,529,190	7,859,272
Centennial Resource Development, Inc. Class A (a)	456,410	4,007,280
Chesapeake Energy Corp. (b)	32,109	2,480,420
CNX Resources Corp. (a)(b)	124,000	2,026,160
Coterra Energy, Inc.	449,716	10,491,874
Delek U.S. Holdings, Inc. (a)	319,635	5,507,311
Devon Energy Corp.	154,700	9,212,385
Diamondback Energy, Inc.	183,382	25,325,054
Enerplus Corp. (b)	457,631	5,848,524
Enviva, Inc. (b)	343,073	23,912,188
Golar LNG Ltd. (a)	220,071	3,829,235
Green Plains, Inc. (a)(b)	250,117	8,188,831
HollyFrontier Corp.	840,457	25,591,916
Kosmos Energy Ltd. (a)	1,135,391	5,518,000
Laredo Petroleum, Inc. (a)(b)	139,883	10,709,442
Magnolia Oil & Gas Corp. Class A	224,100	5,008,635
Matador Resources Co. (b)	178,340	8,845,664
National Energy Services Reunited Corp. (a)	245,716	2,189,330
Northern Oil & Gas, Inc. (b)	256,115	6,423,364
Ovintiv, Inc.	85,674	3,928,153
Par Pacific Holdings, Inc. (a)	158,087	2,149,983
PDC Energy, Inc.	158,201	10,207,129
Range Resources Corp. (a)	390,357	8,958,693
Rex American Resources Corp. (a)	74,596	7,046,338
SandRidge Energy, Inc. (a)	478,485	6,397,344
SM Energy Co.	113,080	4,015,471
Spartan Delta Corp. (a)	44,095	303,374
Spartan Delta Corp. (a)	975,421	6,741,371
Talos Energy, Inc. (a)	241,178	3,788,906
Viper Energy Partners LP	237,280	6,978,405
Whiting Petroleum Corp.	57,683	4,259,890
World Fuel Services Corp.	360,426	10,214,473
		268,211,005

TOTAL ENERGY		287,468,272

FINANCIALS - 12.1%
Banks - 4.5%
Ameris Bancorp	41,918	2,074,941
Associated Banc-Corp.	213,000	5,195,070
Bank OZK	287,057	13,497,420
BankUnited, Inc.	427,785	18,908,097
Cathay General Bancorp	102,900	4,839,387
Citizens Financial Group, Inc.	190,900	10,006,978
Columbia Banking Systems, Inc. (b)	66,718	2,443,880
Comerica, Inc.	125,775	12,010,255
Commerce Bancshares, Inc.	110,600	7,938,868
Cullen/Frost Bankers, Inc.	62,445	8,787,885
Customers Bancorp, Inc. (a)(b)	261,046	16,067,381
East West Bancorp, Inc.	78,353	6,860,589
Fifth Third Bancorp	198,200	9,481,888
First Citizens Bancshares, Inc.	20,353	16,047,323
First Hawaiian, Inc.	506,460	14,722,792
First Horizon National Corp.	1,214,881	28,525,406
First Merchants Corp. (b)	65,892	2,882,116
Five Star Bancorp	3,508	106,678
Fulton Financial Corp.	239,600	4,317,592
Hancock Whitney Corp.	82,900	4,615,872
Hanmi Financial Corp.	108,800	2,841,856
HomeStreet, Inc.	66,800	3,437,528
Hope Bancorp, Inc.	340,100	5,768,096
Investors Bancorp, Inc.	253,074	4,236,459
KeyCorp	396,900	9,950,283
Midland States Bancorp, Inc.	86,448	2,538,113
PacWest Bancorp	371,705	18,369,661
Peoples Bancorp, Inc. (b)	40,051	1,252,795
Pinnacle Financial Partners, Inc.	63,120	6,380,170
Preferred Bank, Los Angeles	34,963	2,743,896
Regions Financial Corp.	326,900	7,907,711
ServisFirst Bancshares, Inc.	128,892	11,262,583
Signature Bank	67,900	23,418,031
Silvergate Capital Corp. (a)	7,600	973,408
Southstate Corp.	30,199	2,717,910
SVB Financial Group (a)	39,709	24,063,654
Synovus Financial Corp.	422,752	22,257,893
Texas Capital Bancshares, Inc. (a)	161,109	10,729,859
Umpqua Holdings Corp.	814,722	17,394,315
Valley National Bancorp	295,876	4,133,388
Webster Financial Corp.	253,897	15,287,138
Western Alliance Bancorp.	238,599	22,366,270
Wintrust Financial Corp.	135,638	13,476,992
Zions Bancorp NA	296,665	21,030,582
		443,869,009
Capital Markets - 2.9%
Ares Management Corp.	119,920	9,724,313
Artisan Partners Asset Management, Inc. (b)	127,563	4,861,426
B. Riley Financial, Inc. (b)	165,126	9,833,253
Carlyle Group LP	78,296	3,669,734
Cboe Global Markets, Inc.	71,171	8,347,647
Cohen & Steers, Inc.	14,223	1,155,761
Diamond Hill Investment Group, Inc.	1,812	351,311
Donnelley Financial Solutions, Inc. (a)(b)	96,172	3,087,121
Evercore, Inc. Class A (b)	137,403	17,451,555
FactSet Research Systems, Inc.	52,324	21,248,253
Federated Hermes, Inc. (b)	55,258	1,805,279
Focus Financial Partners, Inc. Class A (a)	313,975	15,711,309
Greenhill & Co., Inc.	8,118	143,526
Hamilton Lane, Inc. Class A (b)	19,328	1,509,517
Houlihan Lokey	28,697	2,951,773
Jefferies Financial Group, Inc.	106,500	3,785,010
Lazard Ltd. Class A	145,326	5,025,373
LPL Financial	314,210	56,856,300
Moelis & Co. Class A (b)	402,124	19,386,398
Morningstar, Inc.	42,187	11,839,782
Open Lending Corp. (a)(b)	57,952	1,207,140
P10, Inc. (a)(b)	997,732	12,411,786
PJT Partners, Inc.	14,369	917,030
SEI Investments Co.	60,727	3,557,388
Sprott, Inc. (b)	306,918	12,651,160
StepStone Group, Inc. Class A (b)	362,603	12,520,682
Stifel Financial Corp.	133,660	9,824,010
Victory Capital Holdings, Inc.	652,422	21,640,838
WisdomTree Investments, Inc. (b)	1,493,267	8,407,093
		281,881,768
Consumer Finance - 0.7%
Ally Financial, Inc.	176,100	8,787,390
Credit Acceptance Corp. (a)(b)	5,059	2,783,057
Encore Capital Group, Inc. (a)(b)	51,602	3,405,216
Enova International, Inc. (a)(b)	154,580	6,302,227
FirstCash Holdings, Inc.	22,800	1,642,512
Navient Corp.	477,726	8,412,755
OneMain Holdings, Inc.	117,561	5,993,260
PRA Group, Inc. (a)(b)	69,983	3,123,341
Regional Management Corp.	71,100	3,649,563
SLM Corp.	905,567	17,839,670
Synchrony Financial	46,564	1,992,008
		63,930,999
Diversified Financial Services - 0.2%
A-Mark Precious Metals, Inc.	4,598	329,677
Banco Latinoamericano de Comercio Exterior SA Series E	75,700	1,169,565
Cannae Holdings, Inc. (a)	513,489	13,787,180
Voya Financial, Inc. (b)	105,900	7,132,365
		22,418,787
Insurance - 3.0%
Alleghany Corp. (a)	7,297	4,830,030
American Equity Investment Life Holding Co. (b)	218,568	8,237,828
American Financial Group, Inc.	131,953	17,865,117
American International Group, Inc.	88,418	5,414,718
Amerisafe, Inc.	10,953	515,886
Assurant, Inc.	45,675	7,751,504
Assured Guaranty Ltd. (b)	137,220	8,503,523
Axis Capital Holdings Ltd.	252,505	13,791,823
Bright Health Group, Inc. (b)	449,982	1,493,940
BRP Group, Inc. (a)(b)	71,941	1,997,802
CNA Financial Corp.	221,019	10,100,568
CNO Financial Group, Inc.	339,200	8,198,464
Crawford & Co. Class B	124,426	940,661
Employers Holdings, Inc.	58,703	2,281,199
Erie Indemnity Co. Class A	14,127	2,473,638
Everest Re Group Ltd.	34,340	10,240,875
Fidelity National Financial, Inc.	330,206	15,731,014
First American Financial Corp.	167,317	11,216,932
Genworth Financial, Inc. Class A (a)	1,296,335	5,263,120
Globe Life, Inc.	30,832	3,112,799
Goosehead Insurance (b)	37,958	3,301,587
Hanover Insurance Group, Inc.	102,810	14,343,023
HCI Group, Inc.	57,856	3,602,115
Heritage Insurance Holdings, Inc.	127,900	713,682
Kemper Corp.	130,930	6,996,899
Kinsale Capital Group, Inc.	127,235	26,688,814
Lincoln National Corp.	131,600	8,872,472
Old Republic International Corp.	487,741	12,851,975
Primerica, Inc.	18,400	2,389,976
ProAssurance Corp. (b)	173,919	4,191,448
Reinsurance Group of America, Inc.	54,656	6,059,164
RenaissanceRe Holdings Ltd.	30,351	4,576,324
RLI Corp. (b)	153,501	15,580,352
Selective Insurance Group, Inc.	89,798	7,470,296
Stewart Information Services Corp.	75,867	5,149,852
Trean Insurance Group, Inc. (a)	10,126	71,895
Trupanion, Inc. (a)(b)	63,630	5,703,157
Universal Insurance Holdings, Inc.	101,536	1,173,756
Unum Group	162,300	4,531,416
White Mountains Insurance Group Ltd.	16,653	17,488,981
		291,718,625
Mortgage Real Estate Investment Trusts - 0.3%
AGNC Investment Corp.	193,739	2,501,170
Annaly Capital Management, Inc.	512,600	3,567,696
Ares Commercial Real Estate Corp.	97,722	1,431,627
Blackstone Mortgage Trust, Inc.	76,413	2,428,405
Chimera Investment Corp.	176,100	2,143,137
MFA Financial, Inc.	419,200	1,701,952
New Residential Investment Corp.	511,200	5,306,256
Redwood Trust, Inc.	219,495	2,280,553
Starwood Property Trust, Inc.	179,608	4,281,855
		25,642,651
Thrifts & Mortgage Finance - 0.5%
Axos Financial, Inc. (a)	112,416	6,153,652
Essent Group Ltd.	210,860	9,315,795
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	59,019	7,300,650
Merchants Bancorp	13,845	400,813
MGIC Investment Corp.	470,815	7,146,972
Mr. Cooper Group, Inc. (a)	46,075	2,341,992
NMI Holdings, Inc. (a)	182,250	4,217,265
PennyMac Financial Services, Inc.	59,605	3,442,189
Radian Group, Inc.	196,700	4,701,130
Rocket Companies, Inc. (b)	77,401	999,247
Walker & Dunlop, Inc. (b)	58,788	8,133,320
		54,153,025

TOTAL FINANCIALS		1,183,614,864

HEALTH CARE - 9.5%
Biotechnology - 1.7%
ACADIA Pharmaceuticals, Inc. (a)	116,780	2,967,380
ADC Therapeutics SA (a)(b)	104,479	1,744,799
Agios Pharmaceuticals, Inc. (a)(b)	155,465	4,839,625
Albireo Pharma, Inc. (a)(b)	46,795	1,560,145
Applied Genetic Technologies Corp. (a)(b)	1,216,061	2,419,961
Arcus Biosciences, Inc. (a)(b)	76,310	2,838,732
Arrowhead Pharmaceuticals, Inc. (a)	73,710	3,243,240
Ascendis Pharma A/S sponsored ADR (a)	44,479	4,998,995
Avid Bioservices, Inc. (a)(b)	100,132	2,050,703
BioCryst Pharmaceuticals, Inc. (a)(b)	346,130	5,749,219
Biohaven Pharmaceutical Holding Co. Ltd. (a)	68,232	8,099,821
BioMarin Pharmaceutical, Inc. (a)	38,947	3,042,540
Blueprint Medicines Corp. (a)	81,282	4,921,625
C4 Therapeutics, Inc. (a)(b)	173,595	3,893,736
CareDx, Inc. (a)(b)	215,492	8,270,583
Catalyst Pharmaceutical Partners, Inc. (a)(b)	310,800	2,424,240
Celldex Therapeutics, Inc. (a)	12,500	373,750
Coherus BioSciences, Inc. (a)(b)	201,820	2,379,458
Emergent BioSolutions, Inc. (a)	47,247	1,955,081
Erasca, Inc. (b)	124,640	1,545,536
Exact Sciences Corp. (a)(b)	54,751	4,273,863
Fate Therapeutics, Inc. (a)(b)	45,464	1,570,781
Global Blood Therapeutics, Inc. (a)(b)	60,822	1,836,824
Heron Therapeutics, Inc. (a)(b)	567,024	4,025,870
Horizon Therapeutics PLC (a)	35,670	3,252,034
ImmunoGen, Inc. (a)(b)	369,700	2,085,108
Insmed, Inc. (a)(b)	52,834	1,262,733
Instil Bio, Inc. (a)(b)	171,869	1,844,154
Intellia Therapeutics, Inc. (a)(b)	42,020	4,153,677
Iovance Biotherapeutics, Inc. (a)	175,275	2,746,559
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	588,100	6,327,956
Karyopharm Therapeutics, Inc. (a)(b)	128,621	1,328,655
Legend Biotech Corp. ADR (a)	73,917	2,926,374
LianBio ADR (b)	111,035	510,761
Ligand Pharmaceuticals, Inc. Class B (a)(b)	42,412	4,292,943
Natera, Inc. (a)	45,800	3,011,350
Neurocrine Biosciences, Inc. (a)	44,615	4,009,550
Puma Biotechnology, Inc. (a)(b)	36,343	83,589
RAPT Therapeutics, Inc. (a)(b)	79,100	1,582,000
Relay Therapeutics, Inc. (a)(b)	180,042	4,340,813
Repligen Corp. (a)	48,225	9,485,858
Springworks Therapeutics, Inc. (a)(b)	87,517	4,952,587
Turning Point Therapeutics, Inc. (a)(b)	66,630	2,109,506
Ultragenyx Pharmaceutical, Inc. (a)	46,588	3,136,304
United Therapeutics Corp. (a)	46,200	7,678,440
Veracyte, Inc. (a)(b)	258,146	7,176,459
Vir Biotechnology, Inc. (a)	102,176	2,573,813
		161,897,730
Health Care Equipment & Supplies - 2.5%
Abiomed, Inc. (a)	17,635	5,479,900
Atricure, Inc. (a)	141,990	9,861,206
Atrion Corp. (b)	784	560,921
AxoGen, Inc. (a)(b)	1,234,261	11,527,998
Axonics Modulation Technologies, Inc. (a)(b)	67,700	3,842,652
Butterfly Network, Inc. Class A (a)(b)	48,200	248,230
CryoPort, Inc. (a)(b)	42,180	1,448,039
Cutera, Inc. (a)	200	7,672
Envista Holdings Corp. (a)	386,560	18,554,880
Globus Medical, Inc. (a)	44,354	3,118,973
Haemonetics Corp. (a)	97,254	5,612,528
Hologic, Inc. (a)	223,483	15,905,285
ICU Medical, Inc. (a)	45,270	10,716,767
Inari Medical, Inc. (a)	111,453	9,805,635
Insulet Corp. (a)	10,885	2,881,151
Integra LifeSciences Holdings Corp. (a)	147,120	9,865,867
LeMaitre Vascular, Inc.	10,857	515,382
Masimo Corp. (a)	36,319	5,718,427
Meridian Bioscience, Inc. (a)	24,523	620,432
Merit Medical Systems, Inc. (a)	289,719	18,840,427
Natus Medical, Inc. (a)	19,306	537,093
Neogen Corp. (a)	60,880	2,173,416
Nevro Corp. (a)	85,115	6,102,746
Ortho Clinical Diagnostics Holdings PLC	709,359	12,548,561
Penumbra, Inc. (a)	8,410	1,864,833
Quidel Corp. (a)	146,008	15,446,186
Shockwave Medical, Inc. (a)	9,900	1,754,577
Silk Road Medical, Inc. (a)	113,334	4,208,091
Staar Surgical Co. (a)	18,768	1,488,678
STERIS PLC	180,754	43,380,960
Talis Biomedical Corp. (b)	194,489	406,482
Tandem Diabetes Care, Inc. (a)	52,660	5,931,096
Teleflex, Inc.	22,314	7,504,421
The Cooper Companies, Inc.	12,222	4,999,042
TransMedics Group, Inc. (a)(b)	85,543	1,584,256
ViewRay, Inc. (a)	104,766	435,827
		245,498,637
Health Care Providers & Services - 2.7%
Acadia Healthcare Co., Inc. (a)	182,980	10,376,796
Amedisys, Inc. (a)	23,137	3,707,473
AMN Healthcare Services, Inc. (a)	113,179	12,012,819
Apollo Medical Holdings, Inc. (a)(b)	7,509	361,333
Cano Health, Inc. (a)(b)	882,862	4,299,538
Castle Biosciences, Inc. (a)(b)	62,672	2,713,071
Chemed Corp.	43,009	20,570,775
Corvel Corp. (a)(b)	5,341	849,539
DaVita HealthCare Partners, Inc. (a)	63,300	7,138,341
dentalcorp Holdings Ltd. (a)(b)	890,152	10,485,183
Encompass Health Corp.	199,358	13,161,615
Guardant Health, Inc. (a)	59,389	3,935,709
HealthEquity, Inc. (a)(b)	362,173	19,452,312
Henry Schein, Inc. (a)	222,043	19,180,074
LHC Group, Inc. (a)	18,790	2,558,634
MEDNAX, Inc. (a)	967,611	22,709,830
Molina Healthcare, Inc. (a)	88,017	27,009,777
National Research Corp. Class A	7,770	309,091
Owens & Minor, Inc.	44,100	1,947,015
Patterson Companies, Inc. (b)	135,504	4,051,570
PetIQ, Inc. Class A (a)(b)	196,660	3,901,734
Premier, Inc.	543,926	19,548,700
Privia Health Group, Inc. (a)(b)	258,044	6,642,053
Progyny, Inc. (a)	63,100	2,483,616
Quest Diagnostics, Inc.	37,500	4,922,625
R1 RCM, Inc. (a)	601,951	16,367,048
Select Medical Holdings Corp.	93,621	2,167,326
Tenet Healthcare Corp. (a)	52,920	4,550,591
U.S. Physical Therapy, Inc.	7,301	671,473
Universal Health Services, Inc. Class B	124,605	17,934,398
		266,020,059
Health Care Technology - 0.5%
Certara, Inc. (a)	484,080	12,266,587
Change Healthcare, Inc. (a)	996,364	21,342,117
Definitive Healthcare Corp. (b)	207,072	4,787,505
iCAD, Inc. (a)	342,148	1,652,575
Omnicell, Inc. (a)(b)	54,905	7,098,118
Phreesia, Inc. (a)	69,200	2,130,668
Simulations Plus, Inc. (b)	8,883	349,901
		49,627,471
Life Sciences Tools & Services - 1.5%
Avantor, Inc. (a)	232,850	8,077,567
Bio-Rad Laboratories, Inc. Class A (a)	11,501	7,199,166
Bruker Corp.	110,410	7,769,552
Charles River Laboratories International, Inc. (a)	4,550	1,324,778
Codexis, Inc. (a)	94,820	1,889,763
Harvard Bioscience, Inc. (a)	1,140,490	6,158,646
ICON PLC (a)	62,147	14,791,607
Inotiv, Inc. (a)(b)	188,393	4,979,227
Medpace Holdings, Inc. (a)(b)	28,273	4,324,921
Sotera Health Co. (a)	1,104,290	24,150,822
Syneos Health, Inc. (a)	569,592	45,111,686
Thermo Fisher Scientific, Inc.	4,044	2,199,936
West Pharmaceutical Services, Inc.	32,261	12,487,588
		140,465,259
Pharmaceuticals - 0.6%
Aerie Pharmaceuticals, Inc. (a)(b)	159,058	1,320,181
Arvinas Holding Co. LLC (a)	125,096	8,107,472
Catalent, Inc. (a)	131,954	13,464,586
Elanco Animal Health, Inc. (a)	56,253	1,598,148
Innoviva, Inc. (a)	267,362	5,136,024
Intra-Cellular Therapies, Inc. (a)	66,460	3,687,201
Jazz Pharmaceuticals PLC (a)	91,893	12,627,936
Lannett Co., Inc. (a)(b)	177,600	147,408
Pacira Biosciences, Inc. (a)(b)	66,549	4,438,153
Prestige Brands Holdings, Inc. (a)(b)	62,191	3,702,230
Revance Therapeutics, Inc. (a)(b)	122,942	1,668,323
Supernus Pharmaceuticals, Inc. (a)	101,677	3,248,580
		59,146,242

TOTAL HEALTH CARE		922,655,398

INDUSTRIALS - 16.9%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	73,278	10,277,240
BWX Technologies, Inc. (b)	77,291	4,128,885
Curtiss-Wright Corp.	84,042	12,397,876
HEICO Corp. Class A	37,100	4,560,332
Howmet Aerospace, Inc.	210,870	7,574,450
Huntington Ingalls Industries, Inc.	80,681	16,491,196
Moog, Inc. Class A	52,400	4,354,964
Spirit AeroSystems Holdings, Inc. Class A	218,390	10,919,500
Textron, Inc.	38,711	2,830,935
Woodward, Inc.	177,700	22,146,751
		95,682,129
Air Freight & Logistics - 0.8%
Air Transport Services Group, Inc. (a)	654,429	20,621,058
Atlas Air Worldwide Holdings, Inc. (a)	91,000	7,130,760
C.H. Robinson Worldwide, Inc. (b)	284,378	27,493,665
Forward Air Corp.	128,404	13,248,725
GXO Logistics, Inc. (a)	31,468	2,641,109
Hub Group, Inc. Class A (a)	33,951	2,865,464
		74,000,781
Airlines - 0.3%
Alaska Air Group, Inc. (a)	201,264	11,298,961
JetBlue Airways Corp. (a)	427,600	6,529,452
SkyWest, Inc. (a)	298,769	8,398,397
		26,226,810
Building Products - 1.4%
A.O. Smith Corp.	75,438	5,173,538
Advanced Drain Systems, Inc. (b)	28,640	3,342,861
Allegion PLC	50,800	5,817,616
Apogee Enterprises, Inc. (b)	76,492	3,447,494
Armstrong World Industries, Inc.	208,552	18,435,997
Builders FirstSource, Inc. (a)	144,219	10,732,778
Carlisle Companies, Inc.	23,000	5,460,200
Cornerstone Building Brands, Inc. (a)	117,600	2,596,608
Fortune Brands Home & Security, Inc.	187,825	16,321,993
Lennox International, Inc.	55,201	14,734,803
Masonite International Corp. (a)	185,487	17,496,989
Owens Corning	120,185	11,200,040
Resideo Technologies, Inc. (a)	169,665	4,367,177
Simpson Manufacturing Co. Ltd.	24,604	2,915,820
Tecnoglass, Inc.	434,332	8,916,836
Trex Co., Inc. (a)	107,162	9,841,758
		140,802,508
Commercial Services & Supplies - 2.7%
ABM Industries, Inc.	355,183	15,922,854
ACCO Brands Corp.	405,610	3,488,246
ACV Auctions, Inc. Class A (a)	1,657,610	21,863,876
ADT, Inc. (b)	1,070,510	7,825,428
BrightView Holdings, Inc. (a)(b)	230,071	3,108,259
Charah Solutions, Inc. (a)(b)	1,545,345	8,221,235
Cimpress PLC (a)	108,277	6,820,368
Clean Harbors, Inc. (a)	128,065	12,221,243
CoreCivic, Inc. (a)	869,944	7,925,190
Deluxe Corp. (b)	56,100	1,745,271
Driven Brands Holdings, Inc. (a)	652,965	19,177,582
Harsco Corp. (a)(b)	307,403	3,661,170
Healthcare Services Group, Inc. (b)	42,230	668,079
IAA, Inc. (a)	344,585	12,660,053
KAR Auction Services, Inc. (a)(b)	280,898	5,185,377
Marlowe PLC (a)(b)	1,699,706	19,117,107
Millerknoll, Inc. (b)	250,449	9,737,457
MSA Safety, Inc.	82,923	11,534,589
Ritchie Bros. Auctioneers, Inc. (b)	551,534	28,889,351
Rollins, Inc.	128,204	4,183,297
Steelcase, Inc. Class A (b)	195,174	2,375,268
Stericycle, Inc. (a)	182,089	10,626,714
Tetra Tech, Inc.	50,440	8,008,359
The Brink's Co.	85,191	5,968,481
UniFirst Corp.	68,952	12,497,550
Viad Corp. (a)	71,611	2,502,088
Waste Connections, Inc. (United States)	149,624	18,477,068
		264,411,560
Construction & Engineering - 0.9%
AECOM	190,823	13,865,199
Arcosa, Inc.	48,957	2,578,565
Argan, Inc.	148,292	5,767,076
Comfort Systems U.S.A., Inc.	99,947	8,593,443
Dycom Industries, Inc. (a)	119,990	10,446,329
EMCOR Group, Inc.	66,566	7,691,036
MYR Group, Inc. (a)	9,541	856,305
Willscot Mobile Mini Holdings (a)	1,063,433	37,783,774
		87,581,727
Electrical Equipment - 1.7%
Acuity Brands, Inc.	47,024	8,575,767
AMETEK, Inc.	50,202	6,515,718
Atkore, Inc. (a)	159,871	16,260,479
Babcock & Wilcox Enterprises, Inc. (a)	704,507	4,938,594
EnerSys (b)	54,745	3,981,604
Generac Holdings, Inc. (a)	109,667	34,596,648
GrafTech International Ltd. (b)	623,966	6,289,577
Hubbell, Inc. Class B	4,458	794,639
nVent Electric PLC	95,217	3,230,713
Plug Power, Inc. (a)(b)	311,020	7,865,696
Regal Rexnord Corp. (b)	125,148	20,067,482
Sensata Technologies, Inc. PLC (a)(b)	792,769	45,909,253
Vertiv Holdings Co. (b)	290,920	3,787,778
		162,813,948
Machinery - 3.0%
AGCO Corp.	96,500	11,595,440
Allison Transmission Holdings, Inc.	276,045	11,025,237
Altra Industrial Motion Corp.	37,041	1,573,131
Barnes Group, Inc.	26,373	1,225,026
Chart Industries, Inc. (a)	39,820	5,750,008
Colfax Corp. (a)	160,335	6,447,070
Crane Co.	53,300	5,387,564
Donaldson Co., Inc.	71,128	3,860,117
Douglas Dynamics, Inc.	119,104	4,375,881
Evoqua Water Technologies Corp. (a)	113,970	4,861,960
Flowserve Corp.	96,800	2,939,816
Gorman-Rupp Co. (b)	12,858	479,089
Graco, Inc.	96,136	6,930,444
Hillenbrand, Inc.	63,243	3,017,324
Hillman Solutions Corp. Class A (a)(b)	776,350	7,282,163
IDEX Corp.	81,774	15,692,431
Ingersoll Rand, Inc.	132,222	6,679,855
ITT, Inc.	121,820	10,704,323
John Bean Technologies Corp. (b)	44,434	5,037,483
Lincoln Electric Holdings, Inc.	167,783	21,385,621
Meritor, Inc. (a)	178,422	6,353,607
Middleby Corp. (a)	138,211	24,549,038
Mueller Industries, Inc. (b)	32,372	1,846,823
Nordson Corp.	88,412	20,024,434
Omega Flex, Inc. (b)	1,713	248,813
Oshkosh Corp.	128,611	14,280,965
RBC Bearings, Inc. (a)(b)	85,278	16,531,140
Snap-On, Inc.	111,038	23,337,967
Tennant Co.	185,982	14,651,662
Terex Corp.	48,848	2,016,445
Timken Co.	142,000	9,309,520
Toro Co.	240,880	22,596,953
Wabash National Corp. (b)	151,123	2,575,136
Watts Water Technologies, Inc. Class A	15,612	2,247,347
		296,819,833
Marine - 0.7%
Genco Shipping & Trading Ltd.	29,900	576,472
Kirby Corp. (a)(b)	365,316	23,800,337
Matson, Inc.	288,394	31,945,403
ZIM Integrated Shipping Services Ltd. (b)	120,445	8,405,857
		64,728,069
Professional Services - 1.9%
Acacia Research Corp. (a)(b)	1,783,700	6,831,571
Alight, Inc. Class A (a)	3,764,639	39,302,831
ASGN, Inc. (a)	77,961	8,637,299
Barrett Business Services, Inc.	4,275	257,141
CACI International, Inc. Class A (a)	29,106	8,143,568
Dun & Bradstreet Holdings, Inc. (a)(b)	1,286,580	23,878,925
Exponent, Inc.	29,487	2,794,188
FTI Consulting, Inc. (a)	16,293	2,378,778
Heidrick & Struggles International, Inc.	54,095	2,312,561
Kforce, Inc.	11,500	864,570
Korn Ferry	109,820	7,276,673
LegalZoom.com, Inc. (b)	46,500	725,865
Manpower, Inc.	90,817	9,652,031
Robert Half International, Inc.	171,486	20,628,051
Science Applications International Corp.	105,749	9,273,130
Sterling Check Corp. (b)	616,231	12,977,825
TransUnion Holding Co., Inc.	129,550	11,757,958
TriNet Group, Inc. (a)(b)	213,305	18,623,660
		186,316,625
Road & Rail - 1.1%
ArcBest Corp.	107,763	9,987,475
Daseke, Inc. (a)	1,395,373	17,511,931
Heartland Express, Inc.	219,837	3,156,859
Knight-Swift Transportation Holdings, Inc. Class A	385,610	21,008,033
Landstar System, Inc. (b)	114,542	17,686,430
Lyft, Inc. (a)	178,220	6,939,887
Ryder System, Inc.	42,000	3,311,280
Saia, Inc. (a)	14,230	4,087,283
TFI International, Inc.	69,370	7,234,597
Werner Enterprises, Inc.	46,380	2,015,675
XPO Logistics, Inc. (a)	195,461	14,206,105
		107,145,555
Trading Companies & Distributors - 1.4%
Air Lease Corp. Class A	73,400	3,065,184
Alta Equipment Group, Inc. (a)	733,172	9,245,299
Applied Industrial Technologies, Inc.	87,590	8,855,349
BlueLinx Corp. (a)(b)	170,092	15,202,823
Boise Cascade Co. (b)	22,280	1,781,063
Custom Truck One Source, Inc. Class A (a)(b)	776,292	6,101,655
EVI Industries, Inc. (a)(b)	211,323	4,365,933
GATX Corp. (b)	52,570	5,605,539
H&E Equipment Services, Inc.	103,992	4,342,706
Hardwoods Distribution, Inc.	110,487	3,659,329
Herc Holdings, Inc.	84,810	13,494,967
MSC Industrial Direct Co., Inc. Class A	43,725	3,387,813
SiteOne Landscape Supply, Inc. (a)	59,471	10,254,585
Textainer Group Holdings Ltd. (b)	290,429	10,313,134
Triton International Ltd.	286,307	18,804,644
Univar, Inc. (a)	130,944	4,021,290
Watsco, Inc.	18,674	5,099,122
WESCO International, Inc. (a)	119,040	14,490,739
		142,091,174

TOTAL INDUSTRIALS		1,648,620,719

INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 0.4%
Ciena Corp. (a)	109,120	7,465,990
CommScope Holding Co., Inc. (a)	410,081	3,912,173
F5, Inc. (a)	20,689	4,155,386
Juniper Networks, Inc.	259,947	8,783,609
Lumentum Holdings, Inc. (a)	107,060	10,583,952
NetScout Systems, Inc. (a)	41,985	1,306,993
Radware Ltd. (a)(b)	103,120	3,548,359
		39,756,462
Electronic Equipment & Components - 2.0%
Arrow Electronics, Inc. (a)	97,018	11,824,554
Avnet, Inc.	406,859	17,116,558
Badger Meter, Inc. (b)	16,527	1,642,949
Belden, Inc.	317,791	17,907,523
Cognex Corp.	303,750	20,521,350
CTS Corp. (b)	18,342	695,895
ePlus, Inc. (a)	148,623	6,970,419
Flex Ltd. (a)	242,993	4,006,955
Identiv, Inc. (a)(b)	866,710	18,166,242
Insight Enterprises, Inc. (a)	72,025	7,490,600
IPG Photonics Corp. (a)	20,301	2,646,235
Jabil, Inc.	141,500	8,180,115
Kimball Electronics, Inc. (a)(b)	14,117	243,377
Littelfuse, Inc.	25,236	6,516,188
Methode Electronics, Inc. Class A	72,400	3,304,336
Napco Security Technologies, Inc. (b)	16,401	334,416
Novanta, Inc. (a)	52,876	7,224,448
Par Technology Corp. (a)(b)	182,519	7,654,847
Powerfleet, Inc. (a)	1,306,697	4,664,908
Rogers Corp. (a)	10,606	2,895,438
Sanmina Corp. (a)	181,584	7,223,412
ScanSource, Inc. (a)	71,700	2,264,286
TD SYNNEX Corp.	111,327	11,336,428
Trimble, Inc. (a)	183,833	12,822,352
TTM Technologies, Inc. (a)	206,100	2,590,677
Vishay Intertechnology, Inc.	248,300	4,764,877
Vontier Corp.	76,251	1,852,899
		192,862,284
IT Services - 2.9%
Amdocs Ltd.	181,598	14,291,763
Broadridge Financial Solutions, Inc.	76,359	11,164,449
Cass Information Systems, Inc. (b)	6,797	269,025
Computer Services, Inc.	261,634	14,266,902
Concentrix Corp.	56,701	11,333,963
CSG Systems International, Inc.	18,563	1,145,708
Digitalocean Holdings, Inc. (a)(b)	79,013	4,687,051
DXC Technology Co. (a)	166,103	5,652,485
Euronet Worldwide, Inc. (a)	203,094	26,042,744
EVERTEC, Inc. (b)	85,295	3,442,506
EVO Payments, Inc. Class A (a)	26,607	641,495
Fidelity National Information Services, Inc.	45,872	4,368,391
Flywire Corp. (a)(b)	163,257	4,417,734
Gartner, Inc. (a)	6,100	1,710,562
Genpact Ltd.	223,492	9,350,905
Globant SA (a)	10,060	2,756,440
GoDaddy, Inc. (a)	183,013	15,265,114
Hackett Group, Inc.	15,177	314,467
i3 Verticals, Inc. Class A (a)	52,757	1,392,785
International Money Express, Inc. (a)	700,253	11,246,063
Jack Henry & Associates, Inc.	92,259	16,311,391
Maximus, Inc.	68,169	5,375,807
MongoDB, Inc. Class A (a)	33,270	12,708,807
Perficient, Inc. (a)	18,652	1,900,639
Rackspace Technology, Inc. (a)(b)	590,827	6,575,905
Shift4 Payments, Inc. (a)(b)	144,775	7,622,404
SolarWinds, Inc. (b)	413,952	5,609,050
The Western Union Co.	301,982	5,490,033
Ttec Holdings, Inc. (b)	36,906	2,934,027
Unisys Corp. (a)	1,717,521	36,703,424
WEX, Inc. (a)	114,923	19,365,675
Wix.com Ltd. (a)	44,084	4,037,213
WNS Holdings Ltd. sponsored ADR (a)	119,435	9,868,914
		278,263,841
Semiconductors & Semiconductor Equipment - 2.5%
Allegro MicroSystems LLC (a)	207,760	5,956,479
Amkor Technology, Inc. (b)	447,786	10,151,309
Cirrus Logic, Inc. (a)	36,060	3,132,532
CMC Materials, Inc.	63,299	11,737,534
CyberOptics Corp. (a)	50,413	1,916,702
Diodes, Inc. (a)	24,300	2,177,037
Entegris, Inc.	100,242	13,079,576
GlobalFoundries, Inc. (b)	282,503	17,170,532
Himax Technologies, Inc. sponsored ADR (b)	208,039	2,311,313
Impinj, Inc. (a)(b)	16,334	1,122,963
Kulicke & Soffa Industries, Inc. (b)	157,648	8,235,532
Lattice Semiconductor Corp. (a)	258,059	16,159,655
MACOM Technology Solutions Holdings, Inc. (a)	170,675	10,257,568
MagnaChip Semiconductor Corp. (a)	50,266	914,841
MaxLinear, Inc. Class A (a)	22,464	1,378,166
MKS Instruments, Inc.	33,007	4,970,854
Monolithic Power Systems, Inc.	24,548	11,260,168
NVE Corp. (b)	2,734	156,385
onsemi (a)	921,266	57,680,464
Power Integrations, Inc.	153,777	13,839,930
Qorvo, Inc. (a)	45,517	6,225,815
Semtech Corp. (a)	179,662	12,464,950
Silicon Laboratories, Inc. (a)	23,003	3,535,791
Silicon Motion Tech Corp. sponsored ADR	18,031	1,307,969
SiTime Corp. (a)(b)	9,920	2,005,229
SMART Global Holdings, Inc. (a)	75,948	2,084,773
SolarEdge Technologies, Inc. (a)	10,000	3,194,200
Synaptics, Inc. (a)	38,045	8,690,619
Ultra Clean Holdings, Inc. (a)	107,488	4,924,025
Universal Display Corp.	24,552	3,803,350
Wolfspeed, Inc. (a)	54,460	5,594,131
		247,440,392
Software - 5.4%
8x8, Inc. (a)	957,449	12,408,539
ACI Worldwide, Inc. (a)	1,004,260	33,662,795
American Software, Inc. Class A	17,773	390,473
Anaplan, Inc. (a)	214,013	10,137,796
Aspen Technology, Inc. (a)	99,230	15,123,644
Avalara, Inc. (a)	73,673	7,655,361
Avaya Holdings Corp. (a)(b)	700,002	9,639,028
Black Knight, Inc. (a)	210,310	11,817,319
Blackbaud, Inc. (a)	46,800	2,924,532
BTRS Holdings, Inc. (a)	76,213	464,899
CDK Global, Inc. (b)	350,929	15,911,121
Ceridian HCM Holding, Inc. (a)	43,800	3,193,458
ChannelAdvisor Corp. (a)(b)	171,499	3,078,407
Check Point Software Technologies Ltd. (a)	18,409	2,667,096
Clearwater Analytics Holdings, Inc. (b)	314,107	6,241,306
CommVault Systems, Inc. (a)	123,190	7,749,883
Consensus Cloud Solutions, Inc. (a)(b)	113,705	6,328,820
Coupa Software, Inc. (a)	5,200	629,252
Datto Holding Corp. (a)(b)	422,252	9,906,032
Digital Turbine, Inc. (a)	515,175	24,975,684
Dolby Laboratories, Inc. Class A	36,984	2,777,498
Domo, Inc. Class B (a)	363,801	16,189,145
Dynatrace, Inc. (a)	281,144	12,488,416
Elastic NV (a)	13,512	1,170,815
Fair Isaac Corp. (a)	4,410	2,077,948
Five9, Inc. (a)	32,040	3,524,400
Freshworks, Inc. (b)	264,656	4,848,498
GTY Technology Holdings, Inc. (a)(b)	424,606	1,885,251
Guidewire Software, Inc. (a)	97,528	8,597,093
HashiCorp, Inc. (b)	70,003	3,527,451
InterDigital, Inc. (b)	77,195	4,972,902
Kaleyra, Inc. (a)(b)	595,271	4,601,445
KnowBe4, Inc. (a)	298,345	6,008,668
LivePerson, Inc. (a)	114,341	2,318,835
Mandiant, Inc. (a)	356,485	7,058,403
Manhattan Associates, Inc. (a)	102,832	13,746,582
McAfee Corp.	41,525	1,079,235
Micro Focus International PLC	1,969,796	10,237,888
Mimecast Ltd. (a)	200,786	15,968,511
Momentive Global, Inc. (a)	686,602	10,793,383
Monday.com Ltd. (b)	43,020	6,834,587
N-able, Inc. (a)(b)	800,498	9,261,762
nCino, Inc. (a)(b)	125,320	5,755,948
NCR Corp. (a)	423,906	17,176,671
New Relic, Inc. (a)	148,896	9,862,871
NortonLifeLock, Inc.	317,577	9,203,381
Paylocity Holding Corp. (a)	39,056	8,297,057
PTC, Inc. (a)	167,116	18,596,668
Q2 Holdings, Inc. (a)(b)	171,491	11,155,490
Qualys, Inc. (a)	58,166	7,288,781
RingCentral, Inc. (a)	16,860	2,205,962
Samsara, Inc. (b)	259,860	4,542,353
Smartsheet, Inc. (a)	245,992	13,079,395
SS&C Technologies Holdings, Inc.	206,636	15,491,501
Sumo Logic, Inc. (a)(b)	482,878	5,813,851
Tenable Holdings, Inc. (a)	206,333	11,422,595
The Trade Desk, Inc. (a)	33,138	2,827,334
Tyler Technologies, Inc. (a)	24,960	10,689,370
Upland Software, Inc. (a)	123,987	2,338,395
Varonis Systems, Inc. (a)	239,070	10,423,452
Workiva, Inc. (a)	15,700	1,653,210
Zendesk, Inc. (a)	196,712	22,950,389
		525,648,835
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc. (a)	333,879	10,503,833
Diebold Nixdorf, Inc. (a)(b)	1,408,984	12,258,161
Immersion Corp. (a)(b)	586,520	3,120,286
NetApp, Inc.	31,632	2,479,316
Seagate Technology Holdings PLC	83,100	8,572,596
Stratasys Ltd. (a)	638,013	16,001,366
Western Digital Corp. (a)	89,880	4,578,487
Xerox Holdings Corp.	164,200	3,236,382
		60,750,427

TOTAL INFORMATION TECHNOLOGY		1,344,722,241

MATERIALS - 4.1%
Chemicals - 1.6%
Ashland Global Holdings, Inc. (b)	24,588	2,268,981
Axalta Coating Systems Ltd. (a)	740,374	20,019,713
Balchem Corp.	18,333	2,536,187
Cabot Corp. (b)	90,292	6,605,763
Celanese Corp. Class A	37,600	5,236,928
CF Industries Holdings, Inc.	207,986	16,886,383
Chase Corp.	4,222	387,706
Eastman Chemical Co.	18,200	2,156,154
Ecovyst, Inc.	157,464	1,721,082
Element Solutions, Inc.	120,800	2,969,264
Ferro Corp. (a)	46,897	1,019,072
FMC Corp.	33,979	3,984,038
Huntsman Corp.	396,780	16,045,783
Ingevity Corp. (a)	115,977	7,913,111
Innospec, Inc.	59,880	5,718,540
Koppers Holdings, Inc.	78,800	2,256,044
Minerals Technologies, Inc. (b)	44,169	3,091,388
NewMarket Corp.	4,088	1,299,003
Nutrien Ltd. (b)	102,898	8,848,199
Olin Corp.	88,914	4,579,960
Orion Engineered Carbons SA	135,592	2,107,100
Sensient Technologies Corp.	23,877	1,961,018
The Chemours Co. LLC	183,400	5,061,840
The Mosaic Co.	227,810	11,944,078
The Scotts Miracle-Gro Co. Class A (b)	29,023	4,064,961
Trinseo PLC (b)	142,391	7,398,636
Tronox Holdings PLC	247,567	5,025,610
Valvoline, Inc.	285,732	9,237,716
		162,344,258
Construction Materials - 0.1%
Eagle Materials, Inc.	23,722	3,245,881
Summit Materials, Inc. (a)	101,000	3,153,220
		6,399,101
Containers & Packaging - 1.6%
Aptargroup, Inc.	153,547	18,714,308
Berry Global Group, Inc. (a)	836,793	50,751,495
CCL Industries, Inc. Class B	346,400	15,616,013
Crown Holdings, Inc.	141,360	17,340,631
Graphic Packaging Holding Co.	1,060,404	21,823,114
Greif, Inc. Class A (b)	114,800	6,599,852
O-I Glass, Inc. (a)	222,299	2,840,981
Sealed Air Corp.	141,459	9,496,143
Silgan Holdings, Inc.	174,000	7,287,120
TriMas Corp.	8,510	276,660
WestRock Co.	155,117	7,022,147
		157,768,464
Metals & Mining - 0.6%
Carpenter Technology Corp.	214,080	8,218,531
Commercial Metals Co.	98,800	3,808,740
Ferroglobe Representation & Warranty Insurance (a)(d)	495,885	5
Materion Corp. (b)	23,060	1,926,663
Reliance Steel & Aluminum Co.	132,124	25,218,508
Royal Gold, Inc.	37,157	4,505,658
Steel Dynamics, Inc.	99,900	7,050,942
Teck Resources Ltd. Class B (b)	130,651	4,696,903
		55,425,950
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	37,200	2,676,540
Resolute Forest Products (b)	388,894	4,849,508
Schweitzer-Mauduit International, Inc.	134,619	4,202,805
West Fraser Timber Co. Ltd.	56,657	5,650,403
		17,379,256

TOTAL MATERIALS		399,317,029

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Campus Communities, Inc.	375,516	20,206,516
Americold Realty Trust	48,255	1,289,374
Apartment Income (REIT) Corp.	53,800	2,776,618
Brandywine Realty Trust (SBI)	338,200	4,508,206
Brixmor Property Group, Inc.	313,300	7,870,096
Broadstone Net Lease, Inc.	314,930	6,821,384
Camden Property Trust (SBI)	81,413	13,442,100
City Office REIT, Inc.	261,000	4,494,420
CorEnergy Infrastructure Trust, Inc. (b)	84,100	258,187
Cousins Properties, Inc.	371,704	14,358,926
CubeSmart	331,181	15,966,236
EastGroup Properties, Inc.	57,781	11,022,304
Franklin Street Properties Corp.	275,093	1,590,038
Gaming & Leisure Properties	54,800	2,488,468
Global Net Lease, Inc.	190,184	2,702,515
Hudson Pacific Properties, Inc.	63,287	1,670,777
Industrial Logistics Properties Trust	136,179	3,046,324
Iron Mountain, Inc.	100,200	4,927,836
LXP Industrial Trust (REIT)	203,700	3,149,202
Medical Properties Trust, Inc.	365,600	7,436,304
Mid-America Apartment Communities, Inc.	49,437	10,115,305
National Retail Properties, Inc.	263,809	11,240,901
Office Properties Income Trust	132,285	3,313,739
Omega Healthcare Investors, Inc.	192,800	5,431,176
Outfront Media, Inc.	472,393	12,612,893
Physicians Realty Trust	630,119	10,245,735
Piedmont Office Realty Trust, Inc. Class A	337,200	5,745,888
Plymouth Industrial REIT, Inc.	129,600	3,379,968
Preferred Apartment Communities, Inc. Class A	193,740	4,893,872
Sabra Health Care REIT, Inc.	317,800	4,268,054
Safehold, Inc.	89,276	5,477,975
Service Properties Trust	254,722	2,198,251
Spirit Realty Capital, Inc.	52,319	2,426,032
Stag Industrial, Inc.	209,235	8,151,796
Summit Hotel Properties, Inc. (a)	198,800	1,966,132
Tanger Factory Outlet Centers, Inc.	158,900	2,650,452
Uniti Group, Inc.	497,020	6,446,349
Urstadt Biddle Properties, Inc. Class A	106,749	2,010,084
		232,600,433
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	434,763	9,530,005
Howard Hughes Corp. (a)	32,400	3,096,792
Jones Lang LaSalle, Inc. (a)	9,369	2,306,835
Newmark Group, Inc. (b)	343,435	6,071,931
Opendoor Technologies, Inc. (a)	130,200	1,087,170
Realogy Holdings Corp. (a)	169,554	3,082,492
		25,175,225

TOTAL REAL ESTATE		257,775,658

UTILITIES - 1.1%
Electric Utilities - 0.3%
IDACORP, Inc.	144,317	15,001,752
NRG Energy, Inc.	220,200	8,332,368
OGE Energy Corp.	117,456	4,410,473
Pinnacle West Capital Corp.	47,341	3,353,163
		31,097,756
Gas Utilities - 0.4%
Atmos Energy Corp.	113,080	12,417,315
National Fuel Gas Co.	81,800	5,091,232
South Jersey Industries, Inc. (b)	80,500	2,731,365
Southwest Gas Corp.	93,672	6,645,092
UGI Corp.	241,626	9,288,103
		36,173,107
Independent Power and Renewable Electricity Producers - 0.3%
Brookfield Renewable Corp.	43,900	1,640,543
Sunnova Energy International, Inc. (a)(b)	73,900	1,489,085
The AES Corp.	211,939	4,499,465
Vistra Corp.	1,006,791	22,974,971
		30,604,064
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	102,831	2,812,428
MDU Resources Group, Inc.	321,800	8,614,586
		11,427,014

TOTAL UTILITIES		109,301,941

TOTAL COMMON STOCKS
(Cost $6,043,239,947)		7,881,547,052

Equity Funds - 17.7%
Mid-Cap Blend Funds - 2.8%
Fidelity SAI Small-Mid Cap 500 Index Fund (e)	25,863,673	272,603,118
Sector Funds - 1.0%
Fidelity SAI Real Estate Index Fund (e)	7,635,939	93,540,259
Small Blend Funds - 5.1%
Fidelity Small Cap Discovery Fund (e)	2,276,003	66,095,114
Fidelity Small Cap Index Fund (e)	14,739,193	371,280,266
PIMCO StocksPLUS Small Fund Institutional Class	934,094	8,967,305
Vulcan Value Partners Small Cap Fund	3,239,823	56,794,096

TOTAL SMALL BLEND FUNDS		503,136,781

Small Growth Funds - 8.8%
Fidelity Advisor Small Cap Growth Fund Class Z (e)	17,509,758	487,996,936
T. Rowe Price Institutional Small-Cap Stock Fund	12,688,534	373,804,212

TOTAL SMALL GROWTH FUNDS		861,801,148

TOTAL EQUITY FUNDS
(Cost $1,690,277,315)		1,731,081,306

Money Market Funds - 9.5%
Fidelity Cash Central Fund 0.07% (f)	5,129,569	5,130,595
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	765,887,285	765,963,874
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (h)	156,601,775	156,601,775
TOTAL MONEY MARKET FUNDS
(Cost $927,696,244)		927,696,244
TOTAL INVESTMENT IN SECURITIES - 107.9%
(Cost $8,661,213,506)		10,540,324,602
NET OTHER ASSETS (LIABILITIES) - (7.9)%		(768,935,409)
NET ASSETS - 100%		$9,771,389,193

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	4	March 2022	$408,900	$7,251	$7,251
CME E-mini S&P MidCap 400 Index Contracts (United States)	3	March 2022	797,400	7,377	7,377
TOTAL FUTURES CONTRACTS					$14,628

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,592,598 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$2,282,550	$331,226,976	$328,378,931	$3,793	$--	$--	$5,130,595	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	94,022,136	1,956,454,539	1,284,512,801	1,681,135	--	--	765,963,874	2.0%
Total	$96,304,686	$2,287,681,515	$1,612,891,732	$1,684,928	$--	$--	$771,094,469

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Small Cap Growth Fund Class Z	$--	$426,232,283	$--	$37,603,069	$--	$(90,179,948)	$487,996,936
Fidelity SAI Real Estate Index Fund	78,038,248	5,098,843	--	5,098,843	--	10,403,168	93,540,259
Fidelity SAI Small-Mid Cap 500 Index Fund	20,199,891	377,532,011	75,236,365	41,972,687	(30,524,205)	(19,368,214)	272,603,118
Fidelity Small Cap Discovery Fund	57,016,149	4,073,078	--	4,073,078	--	5,005,887	66,095,114
Fidelity Small Cap Growth Fund	92,619,147	69,221,456	--	--	--	(9,896,002)	--
Fidelity Small Cap Index Fund	519,600,894	581,583,252	679,218,826	22,905,872	19,056,786	(69,741,840)	371,280,266
Total	$767,474,329	$1,463,740,923	$754,455,191	$111,653,549	$(11,467,419)	$(173,776,949)	$1,291,515,693

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$233,704,767	$222,112,169	$11,592,598	$--
Consumer Discretionary	1,158,698,142	1,158,698,142	--	--
Consumer Staples	335,668,021	335,668,021	--	--
Energy	287,468,272	287,468,272	--	--
Financials	1,183,614,864	1,183,614,864	--	--
Health Care	922,655,398	922,655,398	--	--
Industrials	1,648,620,719	1,629,503,612	19,117,107	--
Information Technology	1,344,722,241	1,334,484,353	10,237,888	--
Materials	399,317,029	399,317,024	--	5
Real Estate	257,775,658	257,775,658	--	--
Utilities	109,301,941	109,301,941	--	--
Equity Funds	1,731,081,306	1,731,081,306	--	--
Money Market Funds	927,696,244	927,696,244	--	--
Total Investments in Securities:	$10,540,324,602	$10,499,377,004	$40,947,593	$5
Derivative Instruments:
Assets
Futures Contracts	$14,628	$14,628	$--	$--
Total Assets	$14,628	$14,628	$--	$--
Total Derivative Instruments:	$14,628	$14,628	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$14,628	$0
Total Equity Risk	14,628	0
Total Value of Derivatives	$14,628	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $752,407,279) — See accompanying schedule: Unaffiliated issuers (cost $6,636,914,041)	$8,477,714,440
Fidelity Central Funds (cost $771,094,469)	771,094,469
Other affiliated issuers (cost $1,253,204,996)	1,291,515,693
Total Investment in Securities (cost $8,661,213,506)		$10,540,324,602
Segregated cash with brokers for derivative instruments		54,000
Foreign currency held at value (cost $178,882)		178,967
Receivable for investments sold		75,259,442
Receivable for fund shares sold		5,220,661
Dividends receivable		5,110,517
Interest receivable		2,909
Distributions receivable from Fidelity Central Funds		197,115
Receivable for daily variation margin on futures contracts		1,758
Other receivables		183,002
Total assets		10,626,532,973
Liabilities
Payable to custodian bank	$395,137
Payable for investments purchased	51,933,360
Payable for fund shares redeemed	33,906,786
Accrued management fee	2,698,222
Other payables and accrued expenses	253,834
Collateral on securities loaned	765,956,441
Total liabilities		855,143,780
Net Assets		$9,771,389,193
Net Assets consist of:
Paid in capital		$7,683,265,739
Total accumulated earnings (loss)		2,088,123,454
Net Assets		$9,771,389,193
Net Asset Value, offering price and redemption price per share ($9,771,389,193 ÷ 616,932,898 shares)		$15.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$111,425,622
Affiliated issuers		12,062,530
Interest		38,751
Income from Fidelity Central Funds (including $1,681,135 from security lending)		1,684,928
Total income		125,211,831
Expenses
Management fee	$56,720,298
Custodian fees and expenses	178,931
Independent trustees' fees and expenses	68,290
Registration fees	286,812
Audit	98,840
Legal	28,789
Interest	5,518
Miscellaneous	50,379
Total expenses before reductions	57,437,857
Expense reductions	(23,966,741)
Total expenses after reductions		33,471,116
Net investment income (loss)		91,740,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,101,860,346
Affiliated issuers	(11,467,419)
Foreign currency transactions	(114,245)
Futures contracts	(32,214)
Capital gain distributions from underlying funds:
Unaffiliated issuers	41,664,854
Affiliated issuers	99,591,019
Total net realized gain (loss)		1,231,502,341
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(876,199,057)
Affiliated issuers	(173,776,949)
Assets and liabilities in foreign currencies	(355)
Futures contracts	(32,154)
Total change in net unrealized appreciation (depreciation)		(1,050,008,515)
Net gain (loss)		181,493,826
Net increase (decrease) in net assets resulting from operations		$273,234,541

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,740,715	$78,405,728
Net realized gain (loss)	1,231,502,341	771,988,328
Change in net unrealized appreciation (depreciation)	(1,050,008,515)	2,404,171,930
Net increase (decrease) in net assets resulting from operations	273,234,541	3,254,565,986
Distributions to shareholders	(1,588,171,662)	(310,122,671)
Share transactions
Proceeds from sales of shares	2,795,392,205	2,503,074,522
Reinvestment of distributions	1,559,302,156	305,086,757
Cost of shares redeemed	(2,294,618,359)	(3,701,700,613)
Net increase (decrease) in net assets resulting from share transactions	2,060,076,002	(893,539,334)
Total increase (decrease) in net assets	745,138,881	2,050,903,981
Net Assets
Beginning of period	9,026,250,312	6,975,346,331
End of period	$9,771,389,193	$9,026,250,312
Other Information
Shares
Sold	156,832,175	204,122,349
Issued in reinvestment of distributions	89,520,194	22,955,068
Redeemed	(128,714,090)	(269,628,288)
Net increase (decrease)	117,638,279	(42,550,871)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$12.87	$13.62	$14.86	$14.19
Income from Investment Operations
Net investment income (loss)B,C	.17	.14	.13	.11	.08
Net realized and unrealized gain (loss)	.61	5.63	(.41)	.11	1.88
Total from investment operations	.78	5.77	(.28)	.22	1.96
Distributions from net investment income	(.19)	(.16)	(.13)	(.11)	(.07)
Distributions from net realized gain	(2.84)	(.40)	(.34)	(1.35)	(1.22)
Total distributions	(3.02)D	(.56)	(.47)	(1.46)	(1.29)
Net asset value, end of period	$15.84	$18.08	$12.87	$13.62	$14.86
Total ReturnE	3.45%	46.31%	(2.40)%	2.64%	14.04%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.60%	.62%	.65%	.73%	.85%
Expenses net of fee waivers, if any	.35%	.37%	.40%	.48%	.60%
Expenses net of all reductions	.35%	.37%	.40%	.48%	.60%
Net investment income (loss)	.96%	1.02%	.96%	.77%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$9,771,389	$9,026,250	$6,975,346	$8,081,562	$7,503,132
Portfolio turnover rateH	61%	104%	67%	82%	75%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Small-Mid Cap Fund	$108,758

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain deemed distributions, partnerships (including allocations from Fidelity Central Funds), deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,424,164,325
Gross unrealized depreciation	(635,529,017)
Net unrealized appreciation (depreciation)	$1,788,635,308
Tax Cost	$8,751,689,294

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$301,760,029
Net unrealized appreciation (depreciation) on securities and other investments	$1,788,635,308

The Fund intends to elect to defer to its next fiscal year $2,271,885 of ordinary losses recognized during the period January 1, 2022 to February 28, 2022.

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$511,725,844	$ 85,959,917
Long-term Capital Gains	1,076,445,818	224,162,754
Total	$1,588,171,662	$ 310,122,671

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	6,578,751,259	5,765,482,799

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), Boston Partners Global Investors, Inc., FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, River Road Asset Management LLC and Victory Capital Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2022, the Board approved the appointment of GW&K Investment Management, LLC as an additional sub-adviser for the Fund. Subsequent to period end, GW&K Investment Management, LLC was allocated a portion of the Fund's assets.

Effective after the close of business on March 16, 2022, Victory Capital Management, Inc. did not provide investment advisory services for any portion of the Fund's assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$3,570

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Small-Mid Cap Fund	27,742,004	5,171,205	154,208

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Small-Mid Cap Fund	$15,967

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Small-Mid Cap Fund	$105,665	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Small-Mid Cap Fund	$38,461,444.57%		$5,518

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 23,966,741.

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Real Estate Index Fund	14%
Fidelity SAI Small-Mid Cap 500 Index Fund	44%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers Small-Mid Cap Fund	.34%
Actual		$1,000.00	$938.90	$1.63
Hypothetical-C		$1,000.00	$1,023.11	$1.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 11, 2022, to shareholders of record at the opening of business on April 8, 2022, a distribution of $0.500 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2022, $1,057,344,567, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% and 29% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 4% and 31% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 5% of the dividends distributed in April and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, doing business as ArrowMark Partners, Boston Partners Global Investors, Inc., FIAM LLC (FIAM), FIL Investment Advisors, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, and Victory Capital Management, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the Sub-Advisory Agreement with FIAM to add two new mandates (Amendments). The Board noted that the addition of the two new mandates would not impact the fund's management fee rate or net expenses as the new mandates would not initially be funded. The Board also noted that no other contract terms are impacted by the Amendments.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendments, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of each Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2020. The Board also noted that the fund had out-performed 65%, 56%, and 67% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

The Board noted that while Lipper categorizes the fund as Growth because the fund can invest in both small-cap and mid-cap securities, given the fund's small-cap focus and holdings, Fidelity believes the fund's investment strategy is better aligned with the Small Cap objective and therefore compares the fund to the Small Cap Mapped Group rather than the Growth & Capital Appreciation Mapped Group.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of each Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of New and Amended Sub-Advisory Agreements

Strategic Advisers Small-Mid Cap Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), River Road Asset Management LLC (River Road), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement); (ii) an amendment to the fee schedules in the existing sub-advisory agreement among Strategic Advisers, ArrowMark Colorado Holdings, LLC (dba Arrowmark Partners) (Arrowmark), and the Trust on behalf of the fund (Amended Arrowmark Sub-Advisory Agreement); (iii) an amendment to the fee schedule in the existing sub-advisory agreement among Strategic Advisers, J.P. Morgan Investment Management Inc. (J.P. Morgan), and the Trust on behalf of the fund (Amended J.P. Morgan Sub-Advisory Agreement); and (iv) an amendment to the fee schedule in the existing sub-advisory agreement among Strategic Advisers, Victory Capital Management Inc. (Victory Capital), and the Trust on behalf of the fund (Amended Victory Capital Sub-Advisory Agreement, and together with the Amended Arrowmark and J.P. Morgan Sub-Advisory Agreements, the Amended Sub-Advisory Agreements). The Board noted that the updated fee schedules in the Amended Sub-Advisory Agreements will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the New or Amended Sub-Advisory Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New or Amended Sub-Advisory Agreements is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the New Sub-Advisory Agreement and Existing Sub-Advisory Agreements bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the New and Amended Sub-Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board considered the detailed information provided by Strategic Advisers, Arrowmark, J.P. Morgan, and Victory Capital in the June 2020 annual contract renewal materials.

With respect to the Amended Sub-Advisory Agreements, the Board noted that it had approved the existing sub-advisory agreements with Arrowmark, J.P. Morgan, and Victory Capital at its September 2020 meeting and that the Amended Sub-Advisory Agreements will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the River Road's investment staff, its use of technology, and River Road's approach to managing and compensating investment personnel. The Board noted that River Road's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered River Road's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process. The Board also considered River Road's investments in business continuity planning in connection with the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by River Road under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board considered the historical investment performance of River Road and the portfolio managers in managing accounts under similar investment mandates. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreements because the approval of the Amended Sub-Advisory Agreements will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders and, with respect to the Amended Sub-Advisory Agreements, will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to River Road. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring River Road.

The Board noted that neither the New nor Amended Sub-Advisory Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board further considered that after allocating assets to River Road, the fund's management fee and total net expenses are expected to increase, but are each expected to continue to rank below the competitive peer group medians reported in the June 2020 management contract renewal materials.

The Board considered that each of the Amended Arrowmark Sub-Advisory Agreement and the Amended Victory Capital Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. The Board also considered that the Amended J.P. Morgan Sub-Advisory Agreement is not currently expected to impact the total management fee rate of the fund, but may result in a decrease in such fee rate in the future if additional assets are allocated to J.P. Morgan.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each of the New and Amended Sub-Advisory Agreements was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New and/or Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New and/or Amended Sub-Advisory Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreements will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreements because the fund will not bear any additional management fees or expenses as a result of the Amended Sub-Advisory Agreements.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New or Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New or Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under each New or Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each New or Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SMC-ANN-0422
1.912857.111

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	1.61%	4.60%	5.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,807	Strategic Advisers® Income Opportunities Fund
$17,537	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 0.80% for the 12 months ending February 28, 2022. High-yield bonds retreated to begin the new year after posting a 5.35% gain in 2021 amid improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for high yield since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in October and November, as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index reversed course in December, rising 1.88% on earnings strength. Uncertainty then washed over the market as the calendar turned. High yield slid in January (-2.74%) and February (-0.90%), as investors digested geopolitical unrest, with Russia invading and escalating its attack on Ukraine, and the Fed’s accelerated plan to hike interest rates amid soaring inflation. For the full 12 months, energy (+6.33%) fared best, driven by surging oil prices. Entertainment/film (+6.01%) and publishing/printing (+5.42%) also stood out. In contrast, several defensive-oriented groups struggled, including telecommunications (-3.21%).

Comments from Co-Portfolio Managers Charles Sterling and Jonathan Duggan:  For the fiscal year ending February 28, 2022, the Fund gained 1.61%, outpacing the 0.80% increase in the benchmark ICE BofA℠ U.S. High Yield Constrained Index. Within the Fund, Fidelity® Capital & Income Fund (+4%) and Artisan High Income Fund (+3%) were the top contributors versus the benchmark the past 12 months. Fidelity’s opportunistic strategy, which included a sizable allocation to stocks, worked well for most of the period amid a generally supportive risk environment. Artisan benefited from security selection in industries that were relatively immune to the fallout from the COVID-19 pandemic, including insurance brokers and software companies, along with bond picks in energy. A large allocation to high-yield bank loans also boosted Artisan’s return later in the period. Sub-advised strategies from T. Rowe Price (+1.5%) and PGIM (+1%) also added value versus the benchmark. T. Rowe Price benefited from security selection in the health care, energy and utilities sectors, along with picks in the satellites and building materials industries. Investment choices among energy firms also aided PGIM’s performance. There were no major detractors this period, but Vanguard High Yield Corporate Bond Fund (+0.1%) nicked the broader Fund's relative result. Overall defensive positioning, along with greater interest-rate sensitivity than the broader Fund’s benchmark, dampened Vanguard's performance. As the period progressed, we reduced exposure to defensively oriented managers while adding to those with substantial equity exposure, as well as more all-weather strategies. Specifically, we increased allocations in Fidelity Capital & Income Fund, Artisan High Income Fund and the sub-advised T. Rowe Price strategy, while trimming our allocation in Vanguard High Yield Corporate Bond Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(excluding cash equivalents)	% of fund's net assets
Artisan High Income Fund Investor Shares	13.0
Fidelity Capital & Income Fund	12.2
BlackRock High Yield Bond Portfolio Class K	10.0
MainStay High Yield Corporate Bond Fund Class A	7.1
Vanguard High-Yield Corporate Fund Admiral Shares	6.7
Eaton Vance Income Fund of Boston Class A	4.3
CCO Holdings LLC/CCO Holdings Capital Corp.	0.9
Bombardier, Inc.	0.5
Occidental Petroleum Corp.	0.5
CSC Holdings LLC	0.5

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Corporate Bonds	41.1%
Municipal Securities	0.1%
High Yield Fixed-Income Funds	53.3%
Stocks	0.9%
Other Investments	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Corporate Bonds - 41.1%
		Principal Amount(a)	Value
Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24		$1,512,000	$1,438,668
3.375% 8/15/26		2,955,000	2,680,185
			4,118,853
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		368,047	1,987,454
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		635,565	3,095,202
			5,082,656

TOTAL CONVERTIBLE BONDS			9,201,509

Nonconvertible Bonds - 40.9%
COMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 1.8%
Altice France SA:
5.125% 1/15/29 (d)		1,992,000	1,807,740
5.125% 7/15/29 (d)		5,350,000	4,841,750
5.5% 1/15/28 (d)		1,440,000	1,346,400
5.5% 10/15/29 (d)		3,420,000	3,133,575
8.125% 2/1/27 (d)		2,000,000	2,105,400
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		6,475,000	6,685,308
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		1,527,000	1,432,922
5.625% 9/15/28 (d)		1,575,000	1,425,375
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (d)		1,515,000	1,533,938
Consolidated Communications, Inc.:
5% 10/1/28 (d)		570,000	540,075
6.5% 10/1/28 (d)		995,000	990,025
Embarq Corp. 7.995% 6/1/36		825,000	814,688
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		1,975,000	1,917,231
5.875% 10/15/27 (d)		1,684,000	1,707,812
5.875% 11/1/29		1,015,000	933,800
6% 1/15/30 (d)		1,095,000	1,019,993
6.75% 5/1/29 (d)		1,690,000	1,640,644
Holdco SASU:
6.5% 10/15/26 (d)		3,250,000	3,233,750
7% 10/15/28 (d)		1,350,000	1,342,791
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		1,357,000	1,188,552
3.75% 7/15/29 (d)		2,200,000	1,962,224
4.25% 7/1/28 (d)		2,205,000	2,036,075
4.625% 9/15/27 (d)		1,870,000	1,804,550
5.375% 5/1/25		1,650,000	1,656,006
Lumen Technologies, Inc.:
4.5% 1/15/29 (d)		4,655,000	3,895,932
5.125% 12/15/26 (d)		1,160,000	1,079,223
5.375% 6/15/29 (d)		1,295,000	1,125,912
6.875% 1/15/28		613,000	590,969
7.6% 9/15/39		1,634,000	1,437,920
7.65% 3/15/42		587,000	515,093
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
6% 2/15/28 (d)		340,000	297,500
10.75% 6/1/28 (d)		611,000	644,965
Sprint Capital Corp.:
6.875% 11/15/28		2,427,000	2,881,990
8.75% 3/15/32		2,504,000	3,474,300
Switch Ltd. 4.125% 6/15/29 (d)		750,000	719,063
Telecom Italia Capital SA:
6% 9/30/34		1,442,000	1,369,900
7.2% 7/18/36		1,003,000	1,018,045
7.721% 6/4/38		200,000	207,049
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		1,400,000	1,386,000
Virgin Media Finance PLC 5% 7/15/30 (d)		335,000	314,900
Windstream Escrow LLC 7.75% 8/15/28 (d)		2,190,000	2,210,586
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		2,230,000	2,120,061
6.125% 3/1/28 (d)		1,973,000	1,833,371
			74,223,403
Entertainment - 0.2%
AMC Entertainment Holdings, Inc. 10% 6/15/26 pay-in-kind (d)(e)		1,802,120	1,664,708
Cinemark U.S.A., Inc. 5.25% 7/15/28 (d)		1,115,000	1,063,476
National CineMedia LLC 5.75% 8/15/26		75,000	53,250
Netflix, Inc. 6.375% 5/15/29		1,310,000	1,523,189
Roblox Corp. 3.875% 5/1/30 (d)		3,120,000	2,966,730
			7,271,353
Interactive Media & Services - 0.0%
Twitter, Inc. 5% 3/1/30 (d)		1,605,000	1,613,025
ZipRecruiter, Inc. 5% 1/15/30 (d)		640,000	630,157
			2,243,182
Media - 4.3%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)		3,674,000	3,699,645
Altice Financing SA:
5% 1/15/28 (d)		6,035,000	5,437,957
5.75% 8/15/29 (d)		4,920,000	4,483,350
Altice France Holding SA 6% 2/15/28 (d)		9,510,000	8,368,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		10,000,000	9,369,400
4.25% 1/15/34 (d)		1,115,000	1,025,131
4.5% 8/15/30 (d)		6,470,000	6,231,128
4.5% 5/1/32		6,784,000	6,444,800
4.5% 6/1/33 (d)		4,440,000	4,162,500
4.75% 3/1/30 (d)		732,000	718,813
4.75% 2/1/32(d)		1,630,000	1,585,175
5% 2/1/28 (d)		1,860,000	1,871,337
5.125% 5/1/27 (d)		1,250,000	1,262,500
5.375% 6/1/29 (d)		1,690,000	1,716,415
5.5% 5/1/26 (d)		1,475,000	1,504,500
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (d)		1,475,000	1,532,761
7.75% 4/15/28 (d)		2,650,000	2,769,250
CSC Holdings LLC:
3.375% 2/15/31 (d)		1,020,000	868,925
4.125% 12/1/30 (d)		1,452,000	1,303,780
4.625% 12/1/30 (d)		6,607,000	5,506,125
5% 11/15/31 (d)		1,805,000	1,502,663
5.375% 2/1/28 (d)		2,090,000	2,031,219
5.75% 1/15/30 (d)		6,710,000	5,933,250
6.5% 2/1/29 (d)		2,635,000	2,667,938
7.5% 4/1/28 (d)		3,500,000	3,494,820
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% 8/15/26 (d)		9,680,000	3,968,800
6.625% 8/15/27 (d)		15,605,000	3,745,200
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)		1,275,000	1,274,567
DISH DBS Corp.:
5.125% 6/1/29		5,540,000	4,674,375
5.25% 12/1/26 (d)		2,295,000	2,249,817
5.75% 12/1/28 (d)		2,300,000	2,199,375
5.875% 11/15/24		649,000	649,000
7.375% 7/1/28		2,155,000	2,040,613
7.75% 7/1/26		6,324,000	6,404,252
Dolya Holdco 18 DAC 5% 7/15/28 (d)		747,000	709,650
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		1,675,000	1,612,456
Gray Television, Inc. 7% 5/15/27 (d)		1,175,000	1,235,818
iHeartCommunications, Inc.:
5.25% 8/15/27 (d)		1,490,000	1,484,107
8.375% 5/1/27		7,890,000	8,218,934
Lamar Media Corp.:
4% 2/15/30		178,000	171,329
4.875% 1/15/29		535,000	536,338
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (d)		310,000	315,425
Midas Opco Holdings LLC 5.625% 8/15/29 (d)		4,320,000	4,233,600
News Corp.:
3.875% 5/15/29 (d)		1,150,000	1,101,125
5.125% 2/15/32 (d)		605,000	618,613
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)		2,100,000	2,037,000
5.625% 7/15/27 (d)		13,000	13,293
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		2,047,000	1,955,898
6.5% 9/15/28 (d)		5,285,000	5,020,750
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		600,000	562,284
5.375% 1/15/31 (d)		1,175,000	1,117,425
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		200,000	199,611
Sinclair Television Group, Inc.:
5.125% 2/15/27 (d)		1,215,000	1,105,650
5.875% 3/15/26 (d)		1,595,000	1,583,038
Sirius XM Radio, Inc.:
3.875% 9/1/31 (d)		1,335,000	1,229,895
4% 7/15/28 (d)		3,785,000	3,638,331
4.125% 7/1/30 (d)		2,755,000	2,604,081
5% 8/1/27 (d)		800,000	810,828
5.5% 7/1/29 (d)		1,895,000	1,937,638
Tegna, Inc.:
4.625% 3/15/28		845,000	844,434
5% 9/15/29		380,000	378,955
Townsquare Media, Inc. 6.875% 2/1/26 (d)		1,655,000	1,688,100
Univision Communications, Inc.:
4.5% 5/1/29 (d)		4,440,000	4,249,901
5.125% 2/15/25 (d)		2,545,000	2,561,273
6.625% 6/1/27 (d)		4,225,000	4,394,000
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (d)		1,650,000	1,560,026
5.5% 5/15/29 (d)		860,000	859,221
VTR Finance BV 6.375% 7/15/28 (d)		660,000	663,300
VZ Secured Financing BV 5% 1/15/32 (d)		1,675,000	1,599,625
Ziggo Bond Co. BV 5.125% 2/28/30 (d)		360,000	335,700
Ziggo BV 4.875% 1/15/30 (d)		1,570,000	1,497,670
			177,383,503
Wireless Telecommunication Services - 0.5%
Digicel Group Ltd. 6.75% 3/1/23 (d)		7,925,000	7,474,266
Digicel International Finance Ltd. / Digicel International Holdings Ltd.:
8% 12/31/26 (d)		1,250,000	1,193,750
8.75% 5/25/24 (d)		5,075,000	5,106,084
8.75% 5/25/24 (d)		1,570,000	1,578,635
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (c)(f)		3,685,000	0
6.5% 3/15/30 (d)		4,800,000	4,884,000
8.5% 10/15/24 (c)(d)(f)		7,200,000	1
9.75% 7/15/25 (c)(d)(f)		50,000	0
Telesat Canada/Telesat LLC 6.5% 10/15/27 (d)		865,000	432,500
			20,669,236
TOTAL COMMUNICATION SERVICES			281,790,677
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.8%
Adient Global Holdings Ltd. 4.875% 8/15/26 (d)		2,725,000	2,728,406
Albion Financing 1 SARL 6.125% 10/15/26 (d)		1,560,000	1,513,200
Albion Financing 2 SARL 8.75% 4/15/27 (d)		780,000	755,976
Allison Transmission, Inc. 3.75% 1/30/31 (d)		575,000	534,031
American Axle & Manufacturing, Inc.:
5% 10/1/29		2,650,000	2,514,188
6.25% 3/15/26		1,000,000	1,013,750
6.875% 7/1/28		550,000	567,188
Cooper Standard Auto, Inc. 5.625% 11/15/26 (d)		1,775,000	1,220,313
Dana, Inc.:
4.25% 9/1/30		925,000	881,923
4.5% 2/15/32		875,000	821,406
Dornoch Debt Merger Sub, Inc. 6.625% 10/15/29 (d)		925,000	857,938
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		1,250,000	1,201,563
Patrick Industries, Inc.:
4.75% 5/1/29 (d)		650,000	593,252
7.5% 10/15/27 (d)		700,000	728,641
Tenneco, Inc.:
5% 7/15/26		2,300,000	2,294,779
5.125% 4/15/29 (d)		4,838,000	4,801,715
7.875% 1/15/29 (d)		2,802,000	2,959,458
The Goodyear Tire & Rubber Co.:
5% 7/15/29 (d)		3,100,000	3,056,600
5.25% 4/30/31		1,620,000	1,575,450
5.25% 7/15/31 (d)		1,680,000	1,631,700
5.625% 4/30/33		68,000	65,406
			32,316,883
Automobiles - 0.7%
Ford Motor Co.:
4.75% 1/15/43		5,613,000	5,427,434
5.291% 12/8/46		6,300,000	6,459,138
7.45% 7/16/31		170,000	210,872
9% 4/22/25		2,845,000	3,298,422
9.625% 4/22/30		1,175,000	1,614,579
PM General Purchaser LLC 9.5% 10/1/28 (d)		2,955,000	2,826,842
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 6.625% 10/15/26 (d)(g)(h)		8,050,000	8,090,250
			27,927,537
Distributors - 0.0%
Ritchie Bros. Holdings, Inc. 4.75% 12/15/31 (d)		340,000	337,817
Diversified Consumer Services - 0.4%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		6,450,000	5,769,074
Carriage Services, Inc. 4.25% 5/15/29 (d)		700,000	660,590
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		1,625,000	1,645,109
Service Corp. International:
3.375% 8/15/30		1,240,000	1,139,696
4% 5/15/31		1,105,000	1,046,988
5.125% 6/1/29		460,000	471,500
Sotheby's 7.375% 10/15/27 (d)		1,205,000	1,254,779
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		2,775,000	2,797,172
			14,784,908
Hotels, Restaurants & Leisure - 3.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.5% 2/15/29 (d)		825,000	777,563
4% 10/15/30 (d)		4,884,000	4,511,595
Affinity Gaming LLC 6.875% 12/15/27 (d)		1,445,000	1,423,325
Aramark Services, Inc. 5% 2/1/28 (d)		1,005,000	1,006,794
Boyd Gaming Corp.:
4.75% 6/15/31 (d)		525,000	515,813
8.625% 6/1/25 (d)		345,000	363,113
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)		2,435,000	2,310,206
6.25% 7/1/25 (d)		355,000	368,100
8.125% 7/1/27 (d)		3,700,000	3,988,526
Carnival Corp.:
4% 8/1/28 (d)		1,180,000	1,126,900
5.75% 3/1/27 (d)		4,525,000	4,400,563
6% 5/1/29 (d)		2,935,000	2,832,275
6.65% 1/15/28		110,000	107,663
7.625% 3/1/26 (d)		5,320,000	5,468,907
Carrols Restaurant Group, Inc. 5.875% 7/1/29 (d)		1,225,000	1,053,757
CCM Merger, Inc. 6.375% 5/1/26 (d)		1,450,000	1,483,104
Cedar Fair LP 5.25% 7/15/29		915,000	913,888
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27		1,130,000	1,138,475
Cirsa Finance International SARL 4.5% 3/15/27 (d)	EUR	770,000	810,482
Everi Holdings, Inc. 5% 7/15/29 (d)		300,000	294,181
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (d)		825,000	789,938
6.75% 1/15/30 (d)		3,480,000	3,312,734
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		4,256,000	4,373,040
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		3,725,000	3,540,985
3.75% 5/1/29 (d)		300,000	289,500
4% 5/1/31 (d)		2,265,000	2,213,845
5.75% 5/1/28 (d)		325,000	339,625
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		785,000	801,681
International Game Technology PLC:
5.25% 1/15/29 (d)		2,592,000	2,643,892
6.25% 1/15/27 (d)		3,221,000	3,414,260
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)		1,090,000	1,094,088
Lindblad Expeditions LLC 6.75% 2/15/27 (d)		25,000	25,125
Marriott International, Inc. 5.75% 5/1/25		53,000	58,001
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (d)		700,000	607,467
5.75% 7/21/28 (d)		975,000	881,156
Merlin Entertainments PLC 5.75% 6/15/26 (d)		400,000	415,000
MGM China Holdings Ltd.:
4.75% 2/1/27 (d)		1,015,000	919,844
5.875% 5/15/26 (d)		820,000	783,766
MGM Resorts International:
4.75% 10/15/28		4,363,000	4,343,945
5.5% 4/15/27		2,259,000	2,331,175
6.75% 5/1/25		100,000	103,500
Midwest Gaming Borrower LLC / Midwest Gaming Financial Corp. 4.875% 5/1/29 (d)		2,715,000	2,647,125
Motion Bondco DAC 6.625% 11/15/27 (d)		3,400,000	3,306,500
NCL Corp. Ltd.:
3.625% 12/15/24 (d)		1,742,000	1,633,587
5.875% 3/15/26 (d)		2,780,000	2,675,750
5.875% 2/15/27 (d)		730,000	729,580
7.75% 2/15/29 (d)		1,420,000	1,462,316
NCL Finance Ltd. 6.125% 3/15/28 (d)		1,235,000	1,191,775
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		4,800,000	5,314,464
Penn National Gaming, Inc.:
4.125% 7/1/29 (d)		405,000	374,625
5.625% 1/15/27 (d)		3,025,000	3,066,594
Premier Entertainment Sub LLC:
5.625% 9/1/29 (d)		2,010,000	1,823,130
5.875% 9/1/31 (d)		2,435,000	2,191,500
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (d)		290,000	280,017
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)		1,140,000	1,080,150
5.375% 7/15/27 (d)		1,510,000	1,483,364
5.5% 8/31/26 (d)		4,045,000	4,025,887
5.5% 4/1/28 (d)		4,670,000	4,577,020
9.125% 6/15/23 (d)		190,000	198,313
10.875% 6/1/23 (d)		1,065,000	1,143,139
Scientific Games Corp.:
7.25% 11/15/29 (d)		2,895,000	3,075,938
8.25% 3/15/26 (d)		3,000,000	3,133,500
8.625% 7/1/25 (d)		1,169,000	1,239,140
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)		2,510,000	2,441,603
Studio City Finance Ltd. 5% 1/15/29 (d)		2,135,000	1,651,022
Viking Cruises Ltd.:
5.875% 9/15/27 (d)		675,000	629,431
7% 2/15/29 (d)		810,000	765,450
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		845,000	793,079
Voc Escrow Ltd. 5% 2/15/28 (d)		850,000	809,625
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)		715,000	704,275
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)		2,455,000	2,430,450
Wynn Macau Ltd.:
5.125% 12/15/29 (d)		1,275,000	1,077,375
5.5% 1/15/26 (d)		945,000	855,603
5.5% 10/1/27 (d)		3,235,000	2,812,186
5.625% 8/26/28 (d)		3,250,000	2,802,475
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
5.125% 10/1/29 (d)		1,305,000	1,256,063
7.75% 4/15/25 (d)		1,004,000	1,048,076
Yum! Brands, Inc.:
4.625% 1/31/32		1,480,000	1,450,400
5.35% 11/1/43		1,755,000	1,768,163
6.875% 11/15/37		2,560,000	2,918,400
			141,044,887
Household Durables - 0.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (d)		400,000	380,000
4.625% 4/1/30 (d)		800,000	754,000
6.625% 1/15/28 (d)		1,325,000	1,361,438
Beazer Homes U.S.A., Inc. 7.25% 10/15/29		5,975,000	6,053,273
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (d)		1,579,000	1,441,959
5% 6/15/29 (d)		2,080,000	1,957,800
6.25% 9/15/27 (d)		2,113,000	2,118,283
Century Communities, Inc.:
3.875% 8/15/29 (d)		275,000	254,969
6.75% 6/1/27		600,000	620,532
KB Home:
4% 6/15/31		1,525,000	1,464,000
4.8% 11/15/29		1,575,000	1,573,819
M/I Homes, Inc. 4.95% 2/1/28		1,335,000	1,304,963
STL Holding Co. LLC 7.5% 2/15/26 (d)		1,250,000	1,281,250
SWF Escrow Issuer Corp. 6.5% 10/1/29 (d)		2,175,000	1,949,627
TopBuild Corp. 4.125% 2/15/32 (d)		2,150,000	2,044,435
TRI Pointe Homes, Inc.:
5.25% 6/1/27		975,000	971,344
5.7% 6/15/28		1,080,000	1,088,105
			26,619,797
Internet & Direct Marketing Retail - 0.3%
Match Group Holdings II LLC:
3.625% 10/1/31 (d)		1,325,000	1,235,563
4.125% 8/1/30 (d)		1,769,000	1,712,357
Millennium Escrow Corp. 6.625% 8/1/26 (d)		875,000	846,563
Photo Holdings Merger Sub, Inc. 8.5% 10/1/26 (d)		2,135,000	2,120,055
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		7,174,000	7,353,350
			13,267,888
Leisure Products - 0.0%
Vista Outdoor, Inc. 4.5% 3/15/29 (d)		1,425,000	1,335,938
Multiline Retail - 0.1%
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2/15/26 (d)		1,220,000	1,174,250
Nordstrom, Inc.:
4.25% 8/1/31		740,000	662,566
4.375% 4/1/30		495,000	454,509
			2,291,325
Specialty Retail - 0.9%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (d)		780,000	760,500
5% 2/15/32 (d)		905,000	878,474
At Home Group, Inc.:
4.875% 7/15/28 (d)		250,000	231,250
7.125% 7/15/29 (d)		2,970,000	2,635,875
Bath & Body Works, Inc.:
5.25% 2/1/28		240,000	249,752
6.625% 10/1/30 (d)		2,135,000	2,311,223
6.694% 1/15/27		780,000	855,075
6.95% 3/1/33		720,000	761,400
7.5% 6/15/29		745,000	818,852
Carvana Co.:
4.875% 9/1/29 (d)		545,000	454,372
5.5% 4/15/27 (d)		935,000	835,460
5.625% 10/1/25 (d)		1,810,000	1,736,243
5.875% 10/1/28 (d)		240,000	214,200
Constellation Automotive Financing PLC 4.875% 7/15/27 (d)	GBP	360,000	442,615
Foot Locker, Inc. 4% 10/1/29 (d)		2,250,000	2,047,500
Gap, Inc.:
3.625% 10/1/29 (d)		1,075,000	973,413
3.875% 10/1/31 (d)		1,475,000	1,321,873
Jaguar Land Rover Automotive PLC:
5.875% 1/15/28 (d)		845,000	838,016
7.75% 10/15/25 (d)		1,500,000	1,580,618
LBM Acquisition LLC 6.25% 1/15/29 (d)		1,370,000	1,269,511
LCM Investments Holdings 4.875% 5/1/29 (d)		2,730,000	2,601,199
Metis Merger Sub LLC 6.5% 5/15/29 (d)		4,540,000	4,222,200
Michaels Companies, Inc.:
5.25% 5/1/28 (d)		610,000	570,350
7.875% 5/1/29 (d)		470,000	411,250
Park River Holdings, Inc. 5.625% 2/1/29 (d)		3,800,000	3,277,500
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (d)		250,000	249,375
7.75% 2/15/29 (d)		2,020,000	2,123,525
Rent-A-Center, Inc. 6.375% 2/15/29 (d)		2,200,000	2,106,500
Sally Holdings LLC 8.75% 4/30/25 (d)		800,000	838,984
Specialty Building Products Holdings LLC 6.375% 9/30/26 (d)		1,140,000	1,148,721
			38,765,826
Textiles, Apparel & Luxury Goods - 0.2%
ASP Unifrax Holdings, Inc.:
5.25% 9/30/28 (d)		625,000	598,438
7.5% 9/30/29 (d)		400,000	365,000
Kontoor Brands, Inc. 4.125% 11/15/29 (d)		1,455,000	1,371,338
Levi Strauss & Co. 3.5% 3/1/31 (d)		1,565,000	1,458,533
The William Carter Co.:
5.5% 5/15/25 (d)		354,000	363,735
5.625% 3/15/27 (d)		1,030,000	1,049,313
Wolverine World Wide, Inc. 4% 8/15/29 (d)		4,670,000	4,308,075
			9,514,432
TOTAL CONSUMER DISCRETIONARY			308,207,238
CONSUMER STAPLES - 1.6%
Beverages - 0.1%
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)		1,525,000	1,420,324
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		4,110,000	3,786,872
			5,207,196
Food & Staples Retailing - 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		4,225,000	3,929,250
4.875% 2/15/30 (d)		2,500,000	2,506,250
5.875% 2/15/28 (d)		1,000,000	1,033,750
C&S Group Enterprises LLC 5% 12/15/28 (d)		3,960,000	3,445,200
Iceland Bondco PLC 4.625% 3/15/25 (Reg. S)	GBP	1,055,000	1,277,692
New Albertsons LP:
7.45% 8/1/29		615,000	691,875
8% 5/1/31		415,000	493,850
Performance Food Group, Inc. 5.5% 10/15/27 (d)		1,269,000	1,291,208
Sigma Holdco BV 7.875% 5/15/26 (d)		505,000	444,400
U.S. Foods, Inc.:
4.625% 6/1/30 (d)		1,235,000	1,200,889
4.75% 2/15/29 (d)		1,670,000	1,651,964
United Natural Foods, Inc. 6.75% 10/15/28 (d)		890,000	920,038
			18,886,366
Food Products - 0.8%
B&G Foods, Inc. 5.25% 9/15/27		3,305,000	3,295,382
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (d)		1,200,000	1,155,792
7.5% 4/15/25 (d)		635,000	631,825
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		1,040,000	1,074,554
6.5% 4/15/29 (d)		4,495,000	4,770,319
Kraft Heinz Foods Co.:
4.375% 6/1/46		525,000	538,125
4.875% 10/1/49		2,035,000	2,253,763
5% 6/4/42		825,000	909,563
5.2% 7/15/45		650,000	733,415
5.5% 6/1/50		1,325,000	1,586,688
6.5% 2/9/40		400,000	515,000
6.875% 1/26/39		690,000	910,800
7.125% 8/1/39 (d)		525,000	713,507
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)		2,615,000	2,530,013
4.375% 1/31/32(d)		1,100,000	1,068,650
Pilgrim's Pride Corp. 5.875% 9/30/27 (d)		3,865,000	3,972,466
Post Holdings, Inc.:
4.5% 9/15/31 (d)		2,825,000	2,616,656
4.625% 4/15/30 (d)		3,304,000	3,110,584
5.5% 12/15/29 (d)		1,714,000	1,728,372
TreeHouse Foods, Inc. 4% 9/1/28		850,000	775,625
			34,891,099
Household Products - 0.1%
Central Garden & Pet Co.:
4.125% 10/15/30		47,000	44,641
4.125% 4/30/31 (d)		225,000	210,375
Diamond BC BV 4.625% 10/1/29 (d)		2,130,000	1,938,747
Energizer Holdings, Inc.:
4.375% 3/31/29 (d)		500,000	450,625
4.75% 6/15/28 (d)		559,000	528,255
Spectrum Brands Holdings, Inc. 5.5% 7/15/30 (d)		10,000	9,950
			3,182,593
Personal Products - 0.0%
Prestige Brands, Inc. 3.75% 4/1/31 (d)		1,357,000	1,250,408
Tobacco - 0.1%
Vector Group Ltd. 5.75% 2/1/29 (d)		3,500,000	3,228,750
TOTAL CONSUMER STAPLES			66,646,412
ENERGY - 5.6%
Energy Equipment & Services - 0.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (d)		865,000	887,957
Exterran Energy Solutions LP 8.125% 5/1/25		575,000	577,251
Nabors Industries Ltd. 7.5% 1/15/28 (d)		2,425,000	2,315,875
Nabors Industries, Inc.:
5.75% 2/1/25		2,300,000	2,208,000
7.375% 5/15/27 (d)		75,000	77,438
Precision Drilling Corp.:
6.875% 1/15/29 (d)		525,000	526,969
7.125% 1/15/26 (d)		1,000,000	1,011,250
Transocean Guardian Ltd. 5.875% 1/15/24 (d)		809,540	774,495
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (d)		167,500	169,175
Transocean Pontus Ltd. 6.125% 8/1/25 (d)		408,975	402,840
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)		623,438	608,930
Transocean Proteus Ltd. 6.25% 12/1/24 (d)		185,000	183,613
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		887,314	856,258
Transocean, Inc.:
7.5% 1/15/26 (d)		1,061,000	822,275
8% 2/1/27 (d)		625,000	462,813
11.5% 1/30/27 (d)		500,000	500,000
U.S.A. Compression Partners LP:
6.875% 4/1/26		780,000	783,315
6.875% 9/1/27		580,000	580,406
			13,748,860
Oil, Gas & Consumable Fuels - 5.3%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (d)		2,065,000	2,187,021
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (d)		1,521,000	1,528,605
5.75% 3/1/27 (d)		1,175,000	1,196,785
5.75% 1/15/28 (d)		800,000	812,000
7.875% 5/15/26 (d)		525,000	564,375
Antero Resources Corp.:
5% 3/1/25		1,965,000	1,989,563
5.375% 3/1/30 (d)		1,750,000	1,782,813
7.625% 2/1/29 (d)		629,000	680,911
8.375% 7/15/26 (d)		529,000	580,578
Apache Corp.:
4.25% 1/15/30		290,000	292,175
4.375% 10/15/28		330,000	334,125
5.35% 7/1/49		200,000	199,095
Ascent Resources - Utica LLC/ARU Finance Corp. 7% 11/1/26 (d)		955,000	943,559
Athabasca Oil Corp. 9.75% 11/1/26 (d)		3,390,000	3,543,228
Cheniere Energy Partners LP 4% 3/1/31		1,300,000	1,280,500
Cheniere Energy, Inc. 4.625% 10/15/28		5,176,000	5,288,112
Chesapeake Energy Corp.:
5.5% 2/1/26 (d)		900,000	924,921
5.875% 2/1/29 (d)		775,000	802,125
6.75% 4/15/29 (d)		4,180,000	4,419,096
Citgo Holding, Inc. 9.25% 8/1/24 (d)		3,660,000	3,678,300
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		2,511,000	2,491,665
7% 6/15/25 (d)		6,823,000	6,823,000
CNX Midstream Partners LP 4.75% 4/15/30 (d)		350,000	338,188
CNX Resources Corp. 7.25% 3/14/27 (d)		2,621,000	2,768,720
Colgate Energy Partners III LLC 5.875% 7/1/29 (d)		1,320,000	1,358,650
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		3,635,000	3,516,626
6.75% 3/1/29 (d)		3,435,000	3,495,284
7.5% 5/15/25 (d)		468,000	478,689
Coronado Finance Pty Ltd. 10.75% 5/15/26 (d)		923,000	992,779
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		4,024,000	3,993,820
5.75% 4/1/25		648,000	652,050
6% 2/1/29 (d)		1,355,000	1,365,664
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		1,365,000	1,388,888
CVR Energy, Inc.:
5.25% 2/15/25 (d)		1,294,000	1,252,631
5.75% 2/15/28 (d)		2,272,000	2,141,360
DCP Midstream Operating LP:
5.625% 7/15/27		425,000	456,450
6.75% 9/15/37 (d)		1,350,000	1,647,000
8.125% 8/16/30		1,540,000	1,955,800
Delek Logistics Partners LP 7.125% 6/1/28 (d)		1,515,000	1,481,231
DT Midstream, Inc. 4.125% 6/15/29 (d)		735,000	709,275
EG Global Finance PLC:
6.75% 2/7/25 (d)		4,335,000	4,335,000
8.5% 10/30/25 (d)		3,839,000	3,877,390
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (d)		4,012,000	4,155,188
6.625% 7/15/25 (d)		600,000	627,054
EnLink Midstream LLC 5.625% 1/15/28 (d)		390,000	393,900
EQM Midstream Partners LP:
4.125% 12/1/26		475,000	453,625
5.5% 7/15/28		50,000	49,088
6.5% 7/1/27 (d)		1,902,000	1,989,283
EQT Corp.:
3.9% 10/1/27		1,968,000	1,989,048
5% 1/15/29		495,000	522,225
7.5% 2/1/30		1,285,000	1,532,697
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		1,895,000	1,923,823
7% 8/1/27		1,062,000	1,069,965
Gulfport Energy Corp. 8% 5/17/26 (d)		1,200,000	1,269,000
Harvest Midstream I LP 7.5% 9/1/28 (d)		1,325,000	1,337,323
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		315,000	304,076
5.125% 6/15/28 (d)		1,220,000	1,246,029
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)		1,040,000	1,045,200
6% 2/1/31 (d)		1,190,000	1,205,173
6.25% 11/1/28 (d)		2,290,000	2,334,289
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		1,800,000	1,719,000
Independence Energy Finance LLC 7.25% 5/1/26 (d)		2,000,000	1,995,000
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (d)		3,630,000	3,716,213
MEG Energy Corp.:
5.875% 2/1/29 (d)		1,511,000	1,527,485
7.125% 2/1/27 (d)		2,732,000	2,849,886
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(f)		3,242,000	0
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		425,000	394,188
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)		3,035,000	2,910,914
6.75% 9/15/25 (d)		2,759,000	2,652,061
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		7,200,000	7,229,700
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23		990,000	950,400
Occidental Petroleum Corp.:
6.125% 1/1/31		3,010,000	3,422,671
6.375% 9/1/28		680,000	768,400
6.45% 9/15/36		855,000	1,006,763
6.625% 9/1/30		335,000	389,828
7.15% 5/15/28		1,325,000	1,458,858
7.5% 5/1/31		4,115,000	4,989,438
7.875% 9/15/31		700,000	865,774
7.95% 6/15/39		1,225,000	1,543,500
8.5% 7/15/27		1,640,000	1,976,200
8.875% 7/15/30		5,600,000	7,240,800
Parkland Corp.:
4.5% 10/1/29 (d)		1,075,000	1,013,639
4.625% 5/1/30 (d)		950,000	898,938
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (d)		4,948,000	4,997,480
Petroleos Mexicanos:
6.625% 6/15/35		1,460,000	1,317,285
7.69% 1/23/50		1,795,000	1,606,525
Range Resources Corp.:
4.75% 2/15/30 (d)		1,865,000	1,825,369
5% 3/15/23		1,104,000	1,116,420
8.25% 1/15/29		520,000	569,826
Rockcliff Energy II LLC 5.5% 10/15/29 (d)		880,000	872,300
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)		100,000	96,750
4.95% 7/15/29 (d)		1,070,000	1,035,225
6.875% 4/15/40 (d)		385,000	392,700
7.5% 7/15/38 (d)		2,800,000	2,915,500
SM Energy Co.:
5.625% 6/1/25		895,000	890,677
6.5% 7/15/28		670,000	686,750
6.75% 9/15/26		290,000	292,900
Southwestern Energy Co.:
4.75% 2/1/32		2,705,000	2,689,906
5.375% 2/1/29		300,000	308,631
5.375% 3/15/30		2,800,000	2,891,000
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		2,535,000	2,429,291
4.5% 4/30/30 (d)		1,225,000	1,169,973
5.875% 3/15/28		140,000	142,450
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)		2,398,000	2,311,073
6% 3/1/27 (d)		8,070,000	8,070,000
6% 12/31/30 (d)		5,285,000	5,090,301
6% 9/1/31 (d)		2,845,000	2,681,413
7.5% 10/1/25 (d)		1,875,000	1,968,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32		2,985,000	2,940,285
6.5% 7/15/27		660,000	699,600
6.875% 1/15/29		3,505,000	3,814,877
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		2,870,000	2,809,587
4.125% 8/15/31 (d)		3,265,000	3,232,350
Western Gas Partners LP:
4.55% 2/1/30		2,600,000	2,674,256
5.45% 4/1/44		75,000	76,875
5.75% 2/1/50		350,000	356,125
			220,487,139
TOTAL ENERGY			234,235,999
FINANCIALS - 2.7%
Capital Markets - 0.3%
AssuredPartners, Inc. 5.625% 1/15/29 (d)		790,000	726,642
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		800,000	744,000
Coinbase Global, Inc. 3.375% 10/1/28 (d)		1,700,000	1,548,938
Hightower Holding LLC 6.75% 4/15/29 (d)		805,000	805,000
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)		1,645,000	1,603,875
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (d)		2,050,000	1,973,125
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)		745,000	708,532
LPL Holdings, Inc.:
4% 3/15/29 (d)		2,825,000	2,743,781
4.375% 5/15/31 (d)		240,000	234,000
MSCI, Inc.:
3.25% 8/15/33 (d)		655,000	619,663
4% 11/15/29 (d)		875,000	879,708
VistaJet Malta Finance PLC / XO Management Holding, Inc. 6.375% 2/1/30 (d)		1,325,000	1,260,791
			13,848,055
Consumer Finance - 0.8%
Cobra AcquisitionCo LLC 6.375% 11/1/29 (d)		1,170,000	1,071,498
Ford Motor Credit Co. LLC:
2.9% 2/10/29		1,170,000	1,092,488
3.815% 11/2/27		730,000	723,065
5.125% 6/16/25		900,000	941,400
goeasy Ltd. 4.375% 5/1/26 (d)		1,075,000	1,055,489
LFS Topco LLC 5.875% 10/15/26 (d)		475,000	474,501
Navient Corp.:
4.875% 3/15/28		1,680,000	1,570,800
5% 3/15/27		950,000	916,750
5.5% 3/15/29		2,890,000	2,731,050
6.75% 6/25/25		1,255,000	1,309,298
6.75% 6/15/26		700,000	726,250
OneMain Finance Corp.:
3.5% 1/15/27		1,485,000	1,404,810
3.875% 9/15/28		3,140,000	2,908,425
4% 9/15/30		875,000	798,039
5.375% 11/15/29		3,520,000	3,540,627
6.125% 3/15/24		395,000	406,850
6.625% 1/15/28		2,701,000	2,885,775
6.875% 3/15/25		1,405,000	1,499,268
7.125% 3/15/26		2,319,000	2,513,796
PROG Holdings, Inc. 6% 11/15/29 (d)		1,920,000	1,843,200
SLM Corp. 4.2% 10/29/25		700,000	703,500
			31,116,879
Diversified Financial Services - 0.8%
Cosan Luxembourg SA 7% 1/20/27 (d)		1,315,000	1,352,231
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		1,500,000	1,391,250
5.25% 5/15/27		4,446,000	4,412,655
6.25% 5/15/26		2,215,000	2,234,304
MidCap Financial Issuer Trust:
5.625% 1/15/30 (d)		1,305,000	1,190,813
6.5% 5/1/28 (d)		2,570,000	2,508,449
MPH Acquisition Holdings LLC 5.5% 9/1/28 (d)		2,350,000	2,279,618
P&L Development LLC/PLD Finance Corp. 7.75% 11/15/25 (d)		1,665,000	1,590,075
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (d)		1,885,000	1,872,239
United Shore Financial Services LLC:
5.5% 4/15/29 (d)		870,000	796,050
5.75% 6/15/27 (d)		1,530,000	1,461,984
Venator Finance SARL/Venator Capital Management Ltd.:
5.75% 7/15/25 (d)		3,625,000	3,262,500
9.5% 7/1/25 (d)		825,000	886,875
Verscend Escrow Corp. 9.75% 8/15/26 (d)		2,490,000	2,595,825
VMED O2 UK Financing I PLC:
4.25% 1/31/31 (d)		1,292,000	1,188,640
4.75% 7/15/31 (d)		3,550,000	3,403,385
			32,426,893
Insurance - 0.4%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (d)		1,250,000	1,126,975
7% 11/15/25 (d)		1,160,000	1,155,476
10.125% 8/1/26 (d)		1,735,000	1,837,781
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		1,729,000	1,668,485
5.875% 11/1/29 (d)		780,000	736,359
6.75% 10/15/27 (d)		4,695,000	4,589,363
AmWINS Group, Inc. 4.875% 6/30/29 (d)		2,280,000	2,171,700
GTCR AP Finance, Inc. 8% 5/15/27 (d)		1,370,000	1,370,000
HUB International Ltd. 5.625% 12/1/29 (d)		1,915,000	1,819,250
Ryan Specialty Group LLC 4.375% 2/1/30 (d)		520,000	500,266
			16,975,655
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc.:
3.75% 12/31/24 (d)		590,000	577,463
4.375% 1/15/27 (d)		1,040,000	1,009,360
			1,586,823
Thrifts & Mortgage Finance - 0.4%
Enact Holdings, Inc. 6.5% 8/15/25 (d)		1,565,000	1,619,619
Freedom Mortgage Corp.:
6.625% 1/15/27 (d)		1,300,000	1,199,250
7.625% 5/1/26 (d)		1,575,000	1,512,000
Home Point Capital, Inc. 5% 2/1/26 (d)		3,350,000	2,763,750
LD Holdings Group LLC:
6.125% 4/1/28 (d)		1,625,000	1,449,094
6.5% 11/1/25 (d)		675,000	641,250
Nationstar Mortgage Holdings, Inc.:
5.125% 12/15/30 (d)		2,115,000	1,982,813
5.5% 8/15/28 (d)		1,068,000	1,065,330
6% 1/15/27 (d)		1,137,000	1,154,055
PennyMac Financial Services, Inc.:
4.25% 2/15/29 (d)		3,460,000	3,096,700
5.375% 10/15/25 (d)		1,085,000	1,079,575
			17,563,436
TOTAL FINANCIALS			113,517,741
HEALTH CARE - 3.6%
Biotechnology - 0.0%
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		1,177,000	1,052,838
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		970,000	914,225
			1,967,063
Health Care Equipment & Supplies - 0.5%
AdaptHealth LLC:
4.625% 8/1/29 (d)		2,463,000	2,222,008
5.125% 3/1/30 (d)		680,000	627,300
6.125% 8/1/28 (d)		785,000	777,150
Avantor Funding, Inc.:
3.875% 11/1/29 (d)		1,180,000	1,135,526
4.625% 7/15/28 (d)		510,000	517,650
Embecta Corp. 5% 2/15/30 (d)		1,755,000	1,730,869
Hologic, Inc.:
3.25% 2/15/29 (d)		1,035,000	980,663
4.625% 2/1/28 (d)		110,000	113,575
Mozart Debt Merger Sub, Inc.:
3.875% 4/1/29 (d)		5,870,000	5,569,661
5.25% 10/1/29 (d)		9,150,000	8,738,250
Teleflex, Inc. 4.25% 6/1/28 (d)		270,000	266,625
			22,679,277
Health Care Providers & Services - 1.8%
180 Medical, Inc. 3.875% 10/15/29 (d)		1,230,000	1,180,800
AMN Healthcare 4% 4/15/29 (d)		2,647,000	2,512,268
Cano Health, Inc. 6.25% 10/1/28 (d)		1,020,000	905,587
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		1,115,000	1,049,494
5.25% 5/15/30 (d)		4,150,000	4,019,732
5.625% 3/15/27 (d)		2,335,000	2,354,147
6% 1/15/29 (d)		2,595,000	2,598,244
6.125% 4/1/30 (d)		4,005,000	3,724,650
6.875% 4/15/29 (d)		2,570,000	2,492,129
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		2,445,000	2,234,119
4.625% 6/1/30 (d)		5,955,000	5,709,356
HCA Holdings, Inc.:
7.05% 12/1/27		515,000	592,250
7.69% 6/15/25		875,000	982,188
HealthEquity, Inc. 4.5% 10/1/29 (d)		2,320,000	2,208,292
LifePoint Health, Inc.:
4.375% 2/15/27 (d)		624,000	591,240
6.75% 4/15/25 (d)		800,000	828,276
MEDNAX, Inc. 5.375% 2/15/30 (d)		1,400,000	1,393,000
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		435,000	409,509
Molina Healthcare, Inc. 3.875% 11/15/30 (d)		855,000	840,038
Option Care Health, Inc. 4.375% 10/31/29 (d)		2,835,000	2,735,775
Prime Healthcare Services 7.25% 11/1/25 (d)		2,175,000	2,224,460
Radiology Partners, Inc. 9.25% 2/1/28 (d)		3,340,000	3,331,650
Regionalcare Hospital Partners 9.75% 12/1/26 (d)		2,573,000	2,698,794
RegionalCare Hospital Partners Holdings, Inc. 5.375% 1/15/29 (d)		875,000	822,675
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		2,105,000	2,057,638
Select Medical Corp. 6.25% 8/15/26 (d)		770,000	780,106
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)		5,325,000	5,139,690
4.375% 1/15/30 (d)		5,105,000	4,927,499
4.625% 6/15/28 (d)		1,614,000	1,581,720
6.125% 10/1/28 (d)		6,460,000	6,543,980
6.25% 2/1/27 (d)		845,000	869,040
6.875% 11/15/31		2,695,000	2,877,532
Vizient, Inc. 6.25% 5/15/27 (d)		75,000	77,719
			73,293,597
Health Care Technology - 0.1%
Minerva Merger Sub, Inc. 6.5% 2/15/30 (d)		4,605,000	4,433,326
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		625,000	600,750
4.25% 5/1/28 (d)		120,000	118,950
			719,700
Pharmaceuticals - 1.2%
Bausch Health Companies, Inc.:
4.875% 6/1/28 (d)		690,000	662,793
5% 1/30/28 (d)		4,145,000	3,471,438
5% 2/15/29 (d)		1,025,000	829,671
5.25% 1/30/30 (d)		4,797,000	3,867,581
5.25% 2/15/31 (d)		459,000	364,905
6.125% 2/1/27 (d)		1,435,000	1,446,767
6.25% 2/15/29 (d)		7,273,000	6,201,396
7% 1/15/28 (d)		1,350,000	1,234,778
7.25% 5/30/29 (d)		2,275,000	1,990,534
Catalent Pharma Solutions 3.5% 4/1/30 (d)		2,060,000	1,917,654
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/29 (d)		650,000	611,000
Jazz Securities DAC 4.375% 1/15/29 (d)		3,475,000	3,441,849
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)		2,040,000	2,006,564
5.125% 4/30/31 (d)		4,585,000	4,577,068
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27		1,565,000	1,508,269
5.125% 5/9/29		2,680,000	2,568,237
6.75% 3/1/28		1,500,000	1,573,500
7.125% 1/31/25		2,850,000	2,992,500
Valeant Pharmaceuticals International, Inc.:
8.5% 1/31/27 (d)		3,954,000	4,001,527
9.25% 4/1/26 (d)		2,385,000	2,465,995
			47,734,026
TOTAL HEALTH CARE			150,826,989
INDUSTRIALS - 4.8%
Aerospace & Defense - 1.2%
Bombardier, Inc.:
6% 2/15/28 (d)		4,015,000	3,834,365
7.125% 6/15/26 (d)		1,425,000	1,423,219
7.5% 12/1/24 (d)		3,050,000	3,156,750
7.5% 3/15/25 (d)		6,098,000	6,158,980
7.875% 4/15/27 (d)		9,440,000	9,494,516
BWX Technologies, Inc. 4.125% 6/30/28 (d)		2,495,000	2,420,150
Moog, Inc. 4.25% 12/15/27 (d)		1,242,000	1,217,620
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		1,700,000	1,766,300
The Boeing Co.:
5.805% 5/1/50		1,985,000	2,358,198
5.93% 5/1/60		2,925,000	3,473,198
TransDigm UK Holdings PLC 6.875% 5/15/26		225,000	232,419
TransDigm, Inc.:
4.625% 1/15/29		2,350,000	2,217,719
5.5% 11/15/27		6,209,000	6,177,955
6.25% 3/15/26 (d)		4,840,000	4,979,150
7.5% 3/15/27		950,000	982,063
			49,892,602
Airlines - 0.4%
American Airlines, Inc. 11.75% 7/15/25 (d)		3,950,000	4,790,224
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.:
5.5% 4/20/26 (d)		375,000	383,828
5.75% 4/20/29 (d)		5,395,000	5,515,416
Delta Air Lines, Inc. 7.375% 1/15/26		1,450,000	1,627,408
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		1,125,000	1,139,063
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		875,000	923,125
United Airlines, Inc.:
4.375% 4/15/26 (d)		1,400,000	1,396,416
4.625% 4/15/29 (d)		1,490,000	1,453,488
			17,228,968
Building Products - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		1,250,000	1,259,325
Builders FirstSource, Inc. 4.25% 2/1/32 (d)		825,000	791,930
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (d)		900,000	861,750
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		245,000	220,806
Griffon Corp. 5.75% 3/1/28		2,550,000	2,540,119
Jeld-Wen, Inc.:
4.625% 12/15/25 (d)		450,000	441,675
4.875% 12/15/27 (d)		651,000	633,098
Masonite International Corp. 3.5% 2/15/30 (d)		725,000	671,792
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)		475,000	452,894
New Enterprise Stone & Lime Co., Inc. 5.25% 7/15/28 (d)		1,445,000	1,405,263
PGT Innovations, Inc. 4.375% 10/1/29 (d)		1,455,000	1,367,438
Shea Homes Ltd. Partnership/Corp. 4.75% 2/15/28 (d)		3,075,000	2,952,000
Standard Industries, Inc./New Jersey:
3.375% 1/15/31 (d)		950,000	840,750
4.375% 7/15/30 (d)		3,245,000	3,072,301
4.75% 1/15/28 (d)		1,281,000	1,256,981
			18,768,122
Commercial Services & Supplies - 1.2%
ACCO Brands Corp. 4.25% 3/15/29 (d)		1,400,000	1,305,500
ADT Corp. 4.125% 8/1/29 (d)		2,850,000	2,687,151
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)		2,975,000	2,766,750
6.625% 7/15/26 (d)		2,534,000	2,595,576
9.75% 7/15/27 (d)		2,010,000	2,100,450
APi Escrow Corp. 4.75% 10/15/29 (d)		550,000	519,750
APX Group, Inc. 6.75% 2/15/27 (d)		550,000	564,784
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)		1,810,000	1,718,957
4.625% 6/1/28 (d)		1,940,000	1,815,316
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		2,769,000	2,540,558
CoreCivic, Inc.:
4.75% 10/15/27		90,000	79,650
8.25% 4/15/26		4,620,000	4,689,300
GFL Environmental, Inc.:
4% 8/1/28 (d)		450,000	418,019
4.375% 8/15/29 (d)		2,170,000	2,014,107
4.75% 6/15/29 (d)		1,755,000	1,657,282
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		1,765,000	1,729,700
Madison IAQ LLC:
4.125% 6/30/28 (d)		3,720,000	3,519,064
5.875% 6/30/29 (d)		3,290,000	2,985,675
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (d)		1,220,000	1,096,042
4.75% 7/15/31 (d)		600,000	534,000
5.625% 10/1/28 (d)		2,249,000	2,173,332
5.875% 10/1/30 (d)		539,000	522,000
PowerTeam Services LLC 9.033% 12/4/25 (d)		1,050,000	1,052,835
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (d)		47,000	43,472
5.75% 4/15/26 (d)		1,137,000	1,168,347
6.25% 1/15/28 (d)		1,845,000	1,780,425
Staples, Inc.:
7.5% 4/15/26 (d)		3,015,000	2,980,931
10.75% 4/15/27 (d)		800,000	745,096
Stericycle, Inc. 3.875% 1/15/29 (d)		1,140,000	1,061,625
The GEO Group, Inc. 6% 4/15/26		650,000	536,250
Verde Bidco SpA 4.625% 10/1/26 (d)	EUR	215,000	235,681
			49,637,625
Construction & Engineering - 0.4%
Amsted Industries, Inc. 4.625% 5/15/30 (d)		1,490,000	1,467,292
Cloud Crane LLC 10.125% 8/1/24 (d)		3,462,000	3,513,930
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		525,000	525,751
Pike Corp. 5.5% 9/1/28 (d)		4,694,000	4,517,975
Railworks Holdings LP 8.25% 11/15/28 (d)		1,290,000	1,315,800
SRS Distribution, Inc.:
4.625% 7/1/28 (d)		695,000	666,331
6% 12/1/29 (d)		2,570,000	2,428,650
			14,435,729
Electrical Equipment - 0.1%
Sensata Technologies BV 4% 4/15/29 (d)		1,850,000	1,776,000
Wesco Distribution, Inc.:
7.125% 6/15/25 (d)		1,275,000	1,335,257
7.25% 6/15/28 (d)		1,015,000	1,089,765
			4,201,022
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (d)		815,000	793,606
4.75% 6/15/29 (d)		1,100,000	1,065,625
			1,859,231
Machinery - 0.2%
Hillenbrand, Inc.:
3.75% 3/1/31		815,000	778,003
5% 9/15/26 (g)		25,000	26,448
5.75% 6/15/25		155,000	160,682
Meritor, Inc. 6.25% 6/1/25 (d)		735,000	764,194
Mueller Water Products, Inc. 4% 6/15/29 (d)		1,615,000	1,542,099
Terex Corp. 5% 5/15/29 (d)		1,475,000	1,460,589
Titan International, Inc. 7% 4/30/28		575,000	594,490
Vertical Holdco GmbH 7.625% 7/15/28 (d)		2,946,000	2,997,555
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		1,670,000	1,653,300
			9,977,360
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (d)		1,645,000	1,566,863
Professional Services - 0.2%
ASGN, Inc. 4.625% 5/15/28 (d)		620,000	612,250
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		2,485,000	2,432,393
4% 7/1/29 (d)		390,000	384,821
Dun & Bradstreet Corp. 5% 12/15/29 (d)		870,000	835,200
Science Applications International Corp. 4.875% 4/1/28 (d)		1,645,000	1,605,175
TriNet Group, Inc. 3.5% 3/1/29 (d)		1,550,000	1,458,132
			7,327,971
Road & Rail - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75% 4/1/28 (d)		525,000	498,750
Hertz Corp.:
4.625% 12/1/26 (d)		425,000	404,813
5% 12/1/29 (d)		800,000	746,240
Uber Technologies, Inc.:
7.5% 9/15/27 (d)		1,340,000	1,432,125
8% 11/1/26 (d)		275,000	292,050
Watco Companies LLC / Watco Finance Corp. 6.5% 6/15/27 (d)		1,595,000	1,610,950
			4,984,928
Trading Companies & Distributors - 0.4%
Alta Equipment Group, Inc. 5.625% 4/15/26 (d)		1,000,000	995,000
Fortress Transportation & Infrastructure Investors LLC 5.5% 5/1/28 (d)		1,725,000	1,647,375
Foundation Building Materials, Inc. 6% 3/1/29 (d)		1,625,000	1,511,250
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		5,935,000	5,553,914
United Rentals North America, Inc.:
3.75% 1/15/32		940,000	895,350
3.875% 2/15/31		1,875,000	1,811,719
4% 7/15/30		450,000	443,232
4.875% 1/15/28		1,410,000	1,439,032
5.25% 1/15/30		2,400,000	2,496,000
			16,792,872
Transportation Infrastructure - 0.0%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		1,740,000	1,644,287
TOTAL INDUSTRIALS			198,317,580
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.4%
Commscope Technologies LLC 6% 6/15/25 (d)		1,040,000	1,017,318
CommScope, Inc.:
4.75% 9/1/29 (d)		645,000	601,463
6% 3/1/26 (d)		4,103,000	4,199,503
7.125% 7/1/28 (d)		1,130,000	1,065,940
8.25% 3/1/27 (d)		340,000	338,307
Hughes Satellite Systems Corp. 6.625% 8/1/26		3,210,000	3,343,343
SSL Robotics LLC 9.75% 12/31/23 (d)		1,581,000	1,669,931
ViaSat, Inc.:
5.625% 9/15/25 (d)		2,125,000	2,030,268
5.625% 4/15/27 (d)		1,155,000	1,153,810
Viavi Solutions, Inc. 3.75% 10/1/29 (d)		1,050,000	995,201
			16,415,084
Electronic Equipment & Components - 0.1%
II-VI, Inc. 5% 12/15/29 (d)		2,145,000	2,142,683
Likewize Corp. 9.75% 10/15/25 (d)		2,085,000	2,168,400
Sensata Technologies, Inc. 3.75% 2/15/31 (d)		750,000	697,500
TTM Technologies, Inc. 4% 3/1/29 (d)		2,385,000	2,200,163
			7,208,746
IT Services - 0.6%
Acuris Finance U.S. 5% 5/1/28 (d)		2,685,000	2,490,338
Alliance Data Systems Corp. 4.75% 12/15/24 (d)		1,150,000	1,147,125
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		1,760,000	1,666,720
6.125% 12/1/28 (d)		1,440,000	1,353,600
CA Magnum Holdings 5.375% (d)(i)		250,000	250,313
Condor Merger Sub, Inc. 7.375% 2/15/30 (d)		2,670,000	2,565,323
Gartner, Inc.:
3.625% 6/15/29 (d)		1,375,000	1,334,066
3.75% 10/1/30 (d)		835,000	812,288
4.5% 7/1/28 (d)		1,160,000	1,175,115
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (d)		1,075,000	1,018,208
Presidio Holdings, Inc. 8.25% 2/1/28 (d)		1,290,000	1,321,476
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		2,075,000	1,883,063
5.375% 12/1/28 (d)		5,245,000	4,707,388
Tempo Acquisition LLC 5.75% 6/1/25 (d)		1,505,000	1,535,100
Twilio, Inc. 3.875% 3/15/31		705,000	661,907
			23,922,030
Software - 0.5%
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		3,605,000	3,412,601
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)		2,505,000	2,367,225
4.875% 7/1/29 (d)		1,945,000	1,831,529
Elastic NV 4.125% 7/15/29 (d)		1,175,000	1,078,063
Fair Isaac Corp.:
4% 6/15/28 (d)		875,000	858,594
5.25% 5/15/26 (d)		1,225,000	1,300,031
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		1,005,000	987,413
MicroStrategy, Inc. 6.125% 6/15/28 (d)		1,065,000	1,022,400
NCR Corp.:
5% 10/1/28 (d)		675,000	663,147
5.125% 4/15/29 (d)		1,425,000	1,408,969
5.25% 10/1/30 (d)		480,000	465,178
NortonLifeLock, Inc. 5% 4/15/25 (d)		1,300,000	1,300,624
Open Text Corp.:
3.875% 2/15/28 (d)		550,000	532,538
3.875% 12/1/29 (d)		1,480,000	1,396,787
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)		1,285,000	1,270,377
			19,895,476
TOTAL INFORMATION TECHNOLOGY			67,441,336
MATERIALS - 3.5%
Chemicals - 1.4%
Avient Corp. 5.75% 5/15/25 (d)		100,000	102,625
Axalta Coating Systems LLC 3.375% 2/15/29 (d)		1,385,000	1,263,813
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (d)		1,285,000	1,288,213
Cornerstone Chemical Co. 6.75% 8/15/24 (d)		2,050,000	1,865,500
CVR Partners LP 6.125% 6/15/28 (d)		2,010,000	2,022,563
Element Solutions, Inc. 3.875% 9/1/28 (d)		1,177,000	1,116,314
EverArc Escrow SARL 5% 10/30/29 (d)		950,000	878,750
Gpd Companies, Inc. 10.125% 4/1/26 (d)		1,535,000	1,611,750
GrafTech Finance, Inc. 4.625% 12/15/28 (d)		1,985,000	1,928,924
Hexion, Inc. 7.875% 7/15/27 (d)		255,000	268,515
Ingevity Corp. 3.875% 11/1/28 (d)		250,000	235,613
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		1,330,000	1,200,325
7% 12/31/27 (d)		2,160,000	1,827,792
LSB Industries, Inc. 6.25% 10/15/28 (d)		1,485,000	1,492,425
Methanex Corp.:
5.125% 10/15/27		2,561,000	2,599,671
5.25% 12/15/29		565,000	570,650
5.65% 12/1/44		1,362,000	1,272,108
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)		865,000	810,575
4.875% 6/1/24 (d)		800,000	810,000
5% 5/1/25 (d)		45,000	45,461
5.25% 6/1/27 (d)		1,550,000	1,553,875
Nufarm Australia Ltd. 5% 1/27/30 (d)		960,000	948,000
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (d)		2,055,000	1,916,493
6.25% 10/1/29 (d)		1,405,000	1,289,088
Rain CII Carbon LLC/CII Carbon Corp. 7.25% 4/1/25 (d)		2,905,000	2,908,108
SCIH Salt Holdings, Inc. 6.625% 5/1/29 (d)		575,000	540,500
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)		705,000	703,879
SPCM SA 3.375% 3/15/30 (d)		600,000	543,078
The Chemours Co. LLC:
4.625% 11/15/29 (d)		2,215,000	2,051,644
5.375% 5/15/27		1,300,000	1,304,687
5.75% 11/15/28 (d)		3,895,000	3,828,668
The Scotts Miracle-Gro Co.:
4% 4/1/31		1,275,000	1,169,813
4.375% 2/1/32		650,000	600,015
TPC Group, Inc.:
10.5% 8/1/24 (d)		4,960,000	2,678,400
10.875% 8/1/24 (d)		911,763	975,586
Tronox, Inc. 4.625% 3/15/29 (d)		2,635,000	2,488,823
Univar Solutions U.S.A., Inc. 5.125% 12/1/27 (d)		1,510,000	1,537,422
Valvoline, Inc.:
3.625% 6/15/31 (d)		750,000	671,730
4.25% 2/15/30 (d)		1,389,000	1,315,321
W.R. Grace Holding LLC:
4.875% 6/15/27 (d)		720,000	719,294
5.625% 10/1/24 (d)		125,000	127,480
5.625% 8/15/29 (d)		4,435,000	4,246,513
			57,330,004
Construction Materials - 0.2%
Eco Material Technologies, Inc. 7.875% 1/31/27 (d)		550,000	556,155
SRM Escrow Issuer LLC 6% 11/1/28 (d)		3,950,000	3,948,539
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29 (d)		625,000	627,344
6.5% 3/15/27 (d)		2,375,000	2,451,950
White Cap Buyer LLC 6.875% 10/15/28 (d)		1,325,000	1,318,375
			8,902,363
Containers & Packaging - 0.5%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(g)		1,705,279	1,632,941
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (d)		1,240,000	1,162,872
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)		1,025,000	991,688
5.25% 8/15/27 (d)		1,884,000	1,790,861
5.25% 8/15/27 (d)		610,000	579,844
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		1,370,000	1,318,625
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		1,275,000	1,214,916
Intelligent Packaging Holdco I 9% 1/15/26 pay-in-kind (d)(g)		1,066,000	1,076,660
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		1,287,000	1,250,874
Intertape Polymer Group, Inc. 4.375% 6/15/29 (d)		1,470,000	1,393,193
OI European Group BV 4.75% 2/15/30 (d)		1,525,000	1,460,172
Owens-Brockway Glass Container, Inc.:
6.375% 8/15/25 (d)		650,000	682,500
6.625% 5/13/27 (d)		805,000	835,188
Pactiv Evergreen Group Issuer, Inc. 4.375% 10/15/28 (d)		1,100,000	1,016,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4% 10/15/27 (d)		125,000	115,916
TriMas Corp. 4.125% 4/15/29 (d)		625,000	588,194
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)		1,489,000	1,502,833
8.5% 8/15/27 (d)		2,547,000	2,612,407
			21,225,809
Metals & Mining - 1.3%
Alcoa Nederland Holding BV 6.125% 5/15/28 (d)		940,000	989,350
Allegheny Technologies, Inc.:
4.875% 10/1/29		1,490,000	1,441,560
5.125% 10/1/31		825,000	802,313
5.875% 12/1/27		1,735,000	1,770,568
Arconic Corp. 6.125% 2/15/28 (d)		1,550,000	1,584,875
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		3,476,000	3,632,420
Commercial Metals Co.:
4.125% 1/15/30		1,035,000	1,001,363
4.375% 3/15/32		425,000	404,813
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		210,000	218,054
Constellium NV 5.875% 2/15/26 (d)		879,000	889,988
Eldorado Gold Corp. 6.25% 9/1/29 (d)		1,850,000	1,850,000
ERO Copper Corp. 6.5% 2/15/30 (d)		2,385,000	2,307,774
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		2,185,000	2,209,581
6.875% 10/15/27 (d)		2,470,000	2,614,174
7.5% 4/1/25 (d)		1,081,000	1,102,958
Freeport-McMoRan, Inc.:
5.4% 11/14/34		2,215,000	2,489,106
5.45% 3/15/43		1,840,000	2,116,276
Hecla Mining Co. 7.25% 2/15/28		3,925,000	4,116,344
HudBay Minerals, Inc.:
4.5% 4/1/26 (d)		2,005,000	1,937,331
6.125% 4/1/29 (d)		3,144,000	3,214,740
IAMGOLD Corp. 5.75% 10/15/28 (d)		235,000	212,528
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (d)		930,000	1,006,046
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)		720,000	648,446
4.625% 3/1/28 (d)		799,000	754,472
New Gold, Inc.:
6.375% 5/15/25 (d)		823,000	833,288
7.5% 7/15/27 (d)		2,720,000	2,835,600
Novelis Corp.:
3.875% 8/15/31 (d)		750,000	690,938
4.75% 1/30/30 (d)		2,085,000	2,040,214
PMHC II, Inc. 9% 2/15/30 (d)		1,510,000	1,468,777
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		2,815,000	2,716,475
TMS International Corp. 6.25% 4/15/29 (d)		325,000	312,507
United States Steel Corp. 6.875% 3/1/29		1,910,000	1,962,525
			52,175,404
Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75% 11/15/29 (d)		625,000	593,200
LABL, Inc.:
5.875% 11/1/28 (d)		625,000	598,219
8.25% 11/1/29 (d)		2,425,000	2,255,250
Mercer International, Inc.:
5.125% 2/1/29		870,000	850,758
5.5% 1/15/26		160,000	160,400
SPA Holdings 3 OY 4.875% 2/4/28 (d)		1,425,000	1,345,913
			5,803,740
TOTAL MATERIALS			145,437,320
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 0.8%
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)		850,000	811,750
MGM Growth Properties Operating Partnership LP:
3.875% 2/15/29 (d)		950,000	954,750
4.5% 1/15/28		2,400,000	2,484,000
5.75% 2/1/27		660,000	714,450
Park Intermediate Holdings LLC:
4.875% 5/15/29 (d)		1,005,000	968,564
5.875% 10/1/28 (d)		665,000	677,223
7.5% 6/1/25 (d)		3,685,000	3,850,825
RHP Hotel Properties LP/RHP Finance Corp. 4.5% 2/15/29 (d)		400,000	378,000
SBA Communications Corp. 3.125% 2/1/29		640,000	594,432
Senior Housing Properties Trust:
4.375% 3/1/31		2,050,000	1,760,438
4.75% 5/1/24		825,000	808,500
4.75% 2/15/28		1,650,000	1,491,831
9.75% 6/15/25		3,280,000	3,464,500
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		3,235,000	3,079,283
6.5% 2/15/29 (d)		6,480,000	6,005,470
Uniti Group, Inc.:
6% 1/15/30 (d)		1,535,000	1,372,152
7.875% 2/15/25 (d)		200,000	208,355
VICI Properties, Inc. 4.625% 12/1/29 (d)		796,000	811,920
XHR LP 4.875% 6/1/29 (d)		505,000	491,113
			30,927,556
Real Estate Management & Development - 0.9%
Country Garden Holdings Co. Ltd.:
5.125% 1/14/27 (Reg. S)		1,930,000	1,389,600
5.625% 1/14/30 (Reg. S)		665,000	455,525
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		2,320,000	2,424,400
Five Point Operation Co. LP 7.875% 11/15/25 (d)		3,019,000	3,079,380
Forestar Group, Inc.:
3.85% 5/15/26 (d)		1,850,000	1,752,875
5% 3/1/28 (d)		1,677,000	1,618,305
Greystar Real Estate Partners 5.75% 12/1/25 (d)		1,871,000	1,895,136
Howard Hughes Corp.:
4.125% 2/1/29 (d)		3,340,000	3,160,475
4.375% 2/1/31 (d)		2,880,000	2,714,400
5.375% 8/1/28 (d)		2,965,000	2,996,607
Hunt Companies, Inc. 5.25% 4/15/29 (d)		3,075,000	2,943,352
Kennedy-Wilson, Inc. 4.75% 2/1/30		1,190,000	1,137,938
Mattamy Group Corp.:
4.625% 3/1/30 (d)		2,675,000	2,514,500
5.25% 12/15/27 (d)		150,000	150,563
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)		1,515,000	1,497,956
Shimao Property Holdings Ltd.:
5.2% 1/16/27 (Reg. S)		960,000	268,800
5.6% 7/15/26 (Reg. S)		1,460,000	423,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)		3,388,000	3,376,616
5.75% 1/15/28 (d)		795,000	828,788
6.625% 7/15/27 (d)		2,498,000	2,568,406
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		280,000	266,339
			37,463,361
TOTAL REAL ESTATE			68,390,917
UTILITIES - 1.6%
Electric Utilities - 0.9%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)		725,000	674,500
4.75% 3/15/28 (d)		265,000	266,363
FirstEnergy Corp. 7.375% 11/15/31		600,000	751,248
NextEra Energy Partners LP 4.5% 9/15/27 (d)		1,025,000	1,030,125
NRG Energy, Inc.:
3.375% 2/15/29 (d)		1,245,000	1,156,232
3.625% 2/15/31 (d)		2,255,000	2,073,270
3.875% 2/15/32 (d)		1,325,000	1,228,567
5.25% 6/15/29 (d)		3,572,000	3,643,440
5.75% 1/15/28		325,000	332,306
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		747,775	787,033
Pattern Energy Operations LP 4.5% 8/15/28 (d)		220,000	214,823
PG&E Corp.:
5% 7/1/28		5,001,000	4,950,990
5.25% 7/1/30		9,035,000	8,974,737
Vistra Operations Co. LLC:
4.375% 5/1/29 (d)		3,650,000	3,536,996
5% 7/31/27 (d)		3,978,000	4,007,537
5.625% 2/15/27 (d)		4,582,000	4,691,556
			38,319,723
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.5% 5/20/25		990,000	1,007,860
5.75% 5/20/27		3,155,000	3,187,497
5.875% 8/20/26		1,850,000	1,888,212
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (d)		1,775,000	1,686,250
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)		2,105,000	2,007,644
			9,777,463
Independent Power and Renewable Electricity Producers - 0.4%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		1,365,000	1,313,813
Calpine Corp.:
4.5% 2/15/28 (d)		1,357,000	1,324,269
4.625% 2/1/29 (d)		425,000	394,188
5% 2/1/31 (d)		2,650,000	2,453,648
5.125% 3/15/28 (d)		12,213,000	11,768,874
			17,254,792
Water Utilities - 0.0%
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)		825,000	845,625
TOTAL UTILITIES			66,197,603

TOTAL NONCONVERTIBLE BONDS			1,701,009,812

TOTAL CORPORATE BONDS
(Cost $1,760,028,921)			1,710,211,321

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.23% 5/19/22 (j)
(Cost $749,752)		750,000	749,499

Municipal Securities - 0.1%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2006 E, 5.25% 7/1/25		$640,000	$640,800
Series 2011 E, 5.5% 7/1/31		450,000	446,626
Series 2012 A, 5.25% 7/1/23		250,000	236,251
Series 2014 A, 8% 7/1/35		3,610,000	3,203,877
TOTAL MUNICIPAL SECURITIES
(Cost $4,027,176)			4,527,554
		Shares	Value

Common Stocks - 0.7%
COMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Intelsat Emergence SA (c)		104,500	$4,076,545
Intelsat Jackson Holdings SA:
Series A rights (c)		10,942	0
Series B rights (c)		10,942	0
T-Mobile U.S., Inc. (k)		13,400	1,651,014
			5,727,559
ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Jonah Energy Parent LLC (c)(k)		29,131	1,612,692
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp.		112,011	8,652,850
Chesapeake Energy Corp. (b)		644	49,749
Civitas Resources, Inc.		44,131	2,227,292
Mesquite Energy, Inc. (c)(k)		46,770	2,685,086
			13,614,977

TOTAL ENERGY			15,227,669

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
TE Connectivity Ltd.		2,400	341,832
IT Services - 0.0%
GTT Communications, Inc. rights (c)(k)		106,083	106,083

TOTAL INFORMATION TECHNOLOGY			447,915

MATERIALS - 0.0%
Chemicals - 0.0%
TPC Group, Inc. rights (c)(k)		2,592,104	26
Metals & Mining - 0.0%
Constellium NV (k)		75,100	1,459,193

TOTAL MATERIALS			1,459,219

UTILITIES - 0.1%
Gas Utilities - 0.1%
Ferrellgas Partners LP Class B		23,547	5,533,545
TOTAL COMMON STOCKS
(Cost $8,656,652)			28,395,907

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A, 6.25%		20,955	2,218,506
Danaher Corp. Series B, 5.00%		1,075	1,600,934
			3,819,440
UTILITIES - 0.1%
Electric Utilities - 0.1%
American Electric Power Co., Inc.:
6.125% (k)		16,200	841,914
6.125%		23,550	1,238,730
NextEra Energy, Inc. 5.279%		47,600	2,360,960
			4,441,604
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,660,146)			8,261,044
		Principal Amount(a)	Value

Bank Loan Obligations - 2.8%
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8737% 4/30/27 (g)(h)(l)		1,721,988	1,670,328
Media - 0.0%
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5% 8/24/26 (g)(h)(l)		3,102,557	1,151,048
Wireless Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.250% 2/1/29 (g)(h)(l)(m)		1,650,000	1,624,739
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (g)(h)(l)		20,526	20,212
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (g)(h)(l)		10,258	10,101
Tranche B-5, term loan 6.625% 1/2/24 (l)		5,404	5,322
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (g)(h)(l)		24,634	24,257
Xplornet Communications, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 10/1/28 (g)(h)(l)(m)		2,793,000	2,763,087
2LN, term loan 1 month U.S. LIBOR + 7.000% 9/30/29 (g)(h)(l)(m)		325,000	325,813
			4,773,531

TOTAL COMMUNICATION SERVICES			7,594,907

CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (g)(h)(l)		3,140,000	3,088,975
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.5% 1/27/29 (g)(h)(l)		1,437,252	1,429,577
Life Time, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 12/15/24 (g)(h)(l)		797,477	801,321
			5,319,873
Household Durables - 0.1%
Sunset Debt Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9/17/28 (g)(h)(l)(m)		1,720,000	1,668,400
Internet & Direct Marketing Retail - 0.0%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (g)(h)(l)		1,559,280	1,549,924
Specialty Retail - 0.0%
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (g)(h)(l)		365,000	358,842
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (g)(h)(l)		708,221	657,073
			1,015,915

TOTAL CONSUMER DISCRETIONARY			9,554,112

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Ascent Resources - Utica LLC/ARU Finance Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 11/1/25 (g)(h)(l)(m)		3,503,000	3,713,180
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (g)(h)(l)		5,919,070	5,902,142
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (g)(h)(l)		367,481	361,693
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (g)(h)(l)		669,935	666,250
EG America LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (g)(h)(l)		1,657,095	1,638,917
3 month U.S. LIBOR + 4.250% 4.75% 3/10/26 (g)(h)(l)		862,696	857,304
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (g)(h)(l)		1,106,379	1,094,242
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(g)(h)(l)		864,602	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(g)(h)(l)		373,000	0
Prairie ECI Acquiror LP 1LN, term loan 3 month U.S. LIBOR + 4.750% 3/11/26 (g)(h)(l)(m)		765,000	740,497
			14,974,225
FINANCIALS - 0.5%
Insurance - 0.5%
Asurion LLC:
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.4586% 1/31/28 (g)(h)(l)		7,288,677	7,195,747
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.4586% 1/20/29 (g)(h)(l)		11,930,000	11,780,875
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.355% 7/31/27 (g)(h)(l)		2,208,313	2,165,537
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.02% 4/25/25 (g)(h)(l)		696,822	687,861
			21,830,020
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
ADMI Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/23/27 (g)(h)(l)(m)		1,538,538	1,513,213
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (g)(h)(l)		54,861	54,552
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (g)(h)(l)		4,926,039	4,897,320
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (g)(h)(l)		405,594	388,863
			6,853,948
INDUSTRIALS - 0.3%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7238% 4/8/26 (g)(h)(l)		466,124	451,236
Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (g)(h)(l)		2,050,000	2,084,174
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (g)(h)(l)		3,420,000	3,568,360
			5,652,534
Building Products - 0.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (g)(h)(l)		977,544	927,200
Commercial Services & Supplies - 0.2%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.5% 12/20/29 (g)(h)(l)		55,000	55,069
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(h)(l)(m)		31,045	30,734
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 1/31/29 (g)(h)(l)(m)		197,910	195,931
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(h)(l)(m)		31,045	30,734
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (g)(h)(l)		1,422,950	1,356,911
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (g)(h)(l)		160,376	159,040
Intrado Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.5678% 10/10/24 (g)(h)(l)		5,259,089	4,684,534
			6,512,953
Construction & Engineering - 0.0%
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (g)(h)(l)		35,863	38,015
Professional Services - 0.0%
CoreLogic, Inc. 2LN, term loan 0% 4/13/29 (g)(l)		755,000	747,450

TOTAL INDUSTRIALS			14,329,388

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.0%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4586% 4/4/26 (g)(h)(l)		738,112	719,202
IT Services - 0.1%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (g)(h)(l)		694,010	689,243
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 5/31/25 (g)(h)(l)		3,708,841	3,104,300
Peraton Corp.:
2LN, term loan 0% 2/1/29 (g)(l)		550,000	554,125
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (g)(h)(l)		173,113	172,031
			4,519,699
Software - 0.8%
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (g)(h)(l)		2,875,000	2,864,219
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/10/28 (g)(h)(l)		2,845,000	2,805,426
BMC Software, Inc. Tranche B 2LN, term loan 1 month U.S. LIBOR + 5.500% 3/23/26 (g)(h)(l)(m)		1,050,000	1,043,438
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9738% 10/2/25 (g)(h)(l)		547,899	541,050
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (g)(h)(l)		1,450,000	1,437,472
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (g)(h)(l)		1,413,232	1,391,525
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6% 9/29/24 (g)(h)(l)		3,825,520	3,815,344
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (g)(h)(l)		1,840,388	1,827,634
Proofpoint, Inc. 2LN, term loan 0% 5/27/29 (g)(l)		520,000	520,000
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (g)(h)(l)		2,274,666	2,202,559
RealPage, Inc. 2LN, term loan 3 month U.S. LIBOR + 0.000% 2/17/29 (g)(h)(l)(m)		1,475,000	1,486,992
Renaissance Holding Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.105% 5/31/26 (g)(h)(l)		690,000	684,970
Skillsoft Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7/16/28 (g)(h)(l)(m)		2,019,938	2,015,514
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/3/26 (g)(h)(l)		3,747,396	3,719,290
2LN, term loan 1 month U.S. LIBOR + 5.250% 5.75% 5/3/27 (g)(h)(l)		5,275,000	5,247,781
			31,603,214

TOTAL INFORMATION TECHNOLOGY			36,842,115

MATERIALS - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (c)(g)(h)(l)		1,106,800	1,084,664
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/9/28 (g)(h)(l)		1,300,000	1,281,150
			2,365,814
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Brookfield Retail Holdings VII Sub 3 LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 8/24/25 (g)(h)(l)(m)		941,431	918,676
UTILITIES - 0.0%
Electric Utilities - 0.0%
Heritage Power LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6/28/26 (g)(h)(l)(m)		1,694,450	1,091,412
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (g)(h)(l)		743,114	728,066
			1,819,478
TOTAL BANK LOAN OBLIGATIONS
(Cost $119,444,153)			117,082,683
		Shares	Value

Fixed-Income Funds - 53.3%
High Yield Fixed-Income Funds - 53.3%
Artisan High Income Fund Investor Shares		55,549,825	541,610,703
BlackRock High Yield Bond Portfolio Class K		55,253,841	414,956,347
Eaton Vance Income Fund of Boston Class A		33,149,100	179,999,611
Fidelity Capital & Income Fund (n)		47,325,784	504,966,112
MainStay High Yield Corporate Bond Fund Class A		54,354,919	295,147,212
Vanguard High-Yield Corporate Fund Admiral Shares		48,716,794	277,685,725
TOTAL HIGH YIELD FIXED-INCOME FUNDS
(Cost $2,094,452,488)			2,214,365,710
		Principal Amount(a)	Value

Preferred Securities - 0.4%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
DCP Midstream Partners LP 7.375% (g)(i)		700,000	672,279
FINANCIALS - 0.1%
Banks - 0.1%
Banco Do Brasil SA 9% (Reg. S) (g)(i)		1,600,000	1,713,288
Citigroup, Inc. 3.875% (g)(i)		1,625,000	1,549,758
			3,263,046
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.:
7% (d)(g)(i)		3,785,000	3,815,589
8% (d)(g)(i)		7,820,000	8,270,509
			12,086,098
Multi-Utilities - 0.0%
NiSource, Inc. 5.65% (g)(i)		795,000	786,491

TOTAL UTILITIES			12,872,589

TOTAL PREFERRED SECURITIES
(Cost $16,474,407)			16,807,914
		Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.07% (o)		1,012,628	1,012,831
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (p)		11,953,527	11,953,527
TOTAL MONEY MARKET FUNDS
(Cost $12,966,213)			12,966,358
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $4,021,459,908)			4,113,367,990
NET OTHER ASSETS (LIABILITIES) - 1.1%			45,043,983
NET ASSETS - 100%			$4,158,411,973

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	77	June 2022	$9,812,688	$88,058	$88,058
CBOT 2-Year U.S. Treasury Note Contracts (United States)	197	June 2022	42,399,633	138,283	138,283
CBOT 5-Year U.S. Treasury Note Contracts (United States)	469	June 2022	55,473,906	387,084	387,084
CBOT Long Term U.S. Treasury Bond Contracts (United States)	25	June 2022	3,917,188	51,810	51,810
TOTAL PURCHASED					665,235
Sold
Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	33	June 2022	6,135,938	(62,180)	(62,180)
TOTAL FUTURES CONTRACTS					$603,055

The notional amount of futures purchased as a percentage of Net Assets is 2.7%

The notional amount of futures sold as a percentage of Net Assets is 0.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CAD	720,000	USD	576,518	Deutsche Bank AG	4/22/22	$(8,387)
USD	1,872,165	GBP	1,366,055	HSBC Bank USA	4/22/22	39,201
USD	401,358	EUR	352,348	Citibank, N.A.	5/20/22	5,065
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$35,879
					Unrealized Appreciation	44,266
					Unrealized Depreciation	(8,387)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
5-Year CDX N.A. HY Series 37	NR	Dec. 2026	ICE	(5%)	Quarterly	$24,525,000	$(1,251)	$0	$(1,251)
American Airlines Group, Inc.	Caa1	Jun. 2023	ICE	5%	Quarterly	349,000	16,685	0	16,685
Community Health Systems, Inc.	Caa2	Dec. 2026	ICE	5%	Quarterly	784,000	(31,462)	0	(31,462)
Royal Caribbean Cruises Ltd.	B2	Dec. 2023	Citibank, N.A.	5%	Quarterly	860,000	39,251	14,545	53,796

TOTAL CREDIT DEFAULT SWAPS							$23,223	$14,545	$37,768

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound sterling

USD – United States dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,132,405 or 0.1% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,369,671,843 or 32.9% of net assets.

 (e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (f) Non-income producing - Security is in default.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $664,175.

 (k) Non-income producing

 (l) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (m) The coupon rate will be determined upon settlement of the loan after period end.

 (n) Affiliated Fund

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (p) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$6,099
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$368,047
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$635,565

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$17,438,712	$681,986,598	$698,412,479	$12,622	$--	$--	$1,012,831	0.0%
Total	$17,438,712	$681,986,598	$698,412,479	$12,622	$--	$--	$1,012,831

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Capital & Income Fund	$630,675,085	$179,488,123	$291,976,019	$43,511,723	$3,745,358	$(16,966,435)	$504,966,112
Total	$630,675,085	$179,488,123	$291,976,019	$43,511,723	$3,745,358	$(16,966,435)	$504,966,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,727,559	$1,651,014	$--	$4,076,545
Energy	15,227,669	10,929,891	--	4,297,778
Health Care	3,819,440	--	3,819,440	--
Information Technology	447,915	341,832	--	106,083
Materials	1,459,219	1,459,193	--	26
Utilities	9,975,149	5,533,545	4,441,604	--
Corporate Bonds	1,710,211,321	--	1,705,128,664	5,082,657
Municipal Securities	4,527,554	--	4,527,554	--
Bank Loan Obligations	117,082,683	--	115,998,019	1,084,664
Fixed-Income Funds	2,214,365,710	2,214,365,710	--	--
Preferred Securities	16,807,914	--	16,807,914	--
Money Market Funds	12,966,358	12,966,358	--	--
Other Short-Term Investments	749,499	--	749,499	--
Total Investments in Securities:	$4,113,367,990	$2,247,247,543	$1,851,472,694	$14,647,753
Derivative Instruments:
Assets
Futures Contracts	$665,235	$665,235	$--	$--
Forward Foreign Currency Contracts	44,266		44,266
Swaps	55,936	--	55,936	--
Total Assets	$765,437	$665,235	$100,202	$--
Liabilities
Futures Contracts	$(62,180)	$(62,180)	$--	$--
Forward Foreign Currency Contracts	(8,387)		(8,387)
Swaps	(32,713)	--	(32,713)	--
Total Liabilities	$(103,280)	$(62,180)	$(41,100)	$--
Total Derivative Instruments:	$662,157	$603,055	$59,102	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a),(b)	$55,936	$(32,713)
Total Credit Risk	55,936	(32,713)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	44,266	(8,387)
Total Foreign Exchange Risk	44,266	(8,387)
Interest Rate Risk
Futures Contracts(d)	665,235	(62,180)
Total Interest Rate Risk	665,235	(62,180)
Total Value of Derivatives	$765,437	$(103,280)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,579,491,912)	$3,607,389,047
Fidelity Central Funds (cost $1,012,686)	1,012,831
Other affiliated issuers (cost $440,955,310)	504,966,112
Total Investment in Securities (cost $4,021,459,908)		$4,113,367,990
Segregated cash with brokers for derivative instruments		1,130,000
Cash		888,089
Foreign currency held at value (cost $564)		562
Receivable for investments sold		40,698,809
Unrealized appreciation on forward foreign currency contracts		44,266
Receivable for fund shares sold		1,243,633
Dividends receivable		32,701
Interest receivable		26,638,466
Distributions receivable from Fidelity Central Funds		716
Receivable for daily variation margin on futures contracts		619,552
Bi-lateral OTC swaps, at value		39,251
Other receivables		64,851
Total assets		4,184,768,886
Liabilities
Payable for investments purchased	$12,825,614
Unrealized depreciation on forward foreign currency contracts	8,387
Payable for fund shares redeemed	12,791,001
Distributions payable	85,135
Accrued management fee	507,262
Payable for daily variation margin on centrally cleared OTC swaps	3,411
Other payables and accrued expenses	136,103
Total liabilities		26,356,913
Net Assets		$4,158,411,973
Net Assets consist of:
Paid in capital		$4,107,909,619
Total accumulated earnings (loss)		50,502,354
Net Assets		$4,158,411,973
Net Asset Value, offering price and redemption price per share ($4,158,411,973 ÷ 449,679,503 shares)		$9.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$121,036,473
Affiliated issuers		22,630,567
Interest		150,562,770
Income from Fidelity Central Funds		12,622
Total income		294,242,432
Expenses
Management fee	$23,704,142
Custodian fees and expenses	51,216
Independent trustees' fees and expenses	47,367
Registration fees	78,738
Audit	53,746
Legal	11,513
Miscellaneous	39,181
Total expenses before reductions	23,985,903
Expense reductions	(15,625,552)
Total expenses after reductions		8,360,351
Net investment income (loss)		285,882,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,351,982
Affiliated issuers	3,748,738
Forward foreign currency contracts	74,563
Foreign currency transactions	14,975
Futures contracts	(3,904,360)
Swaps	2,982,919
Capital gain distributions from underlying funds:
Unaffiliated issuers	15,385,559
Affiliated issuers	20,881,156
Total net realized gain (loss)		107,535,532
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(208,237,899)
Affiliated issuers	(16,966,435)
Forward foreign currency contracts	25,298
Assets and liabilities in foreign currencies	51,471
Futures contracts	1,046,015
Swaps	(231,360)
Total change in net unrealized appreciation (depreciation)		(224,312,910)
Net gain (loss)		(116,777,378)
Net increase (decrease) in net assets resulting from operations		$169,104,703

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$285,882,081	$223,750,676
Net realized gain (loss)	107,535,532	67,447
Change in net unrealized appreciation (depreciation)	(224,312,910)	274,107,308
Net increase (decrease) in net assets resulting from operations	169,104,703	497,925,431
Distributions to shareholders	(310,897,061)	(215,618,456)
Share transactions
Proceeds from sales of shares	765,129,942	5,331,038,074
Reinvestment of distributions	308,906,328	213,924,130
Cost of shares redeemed	(3,977,874,695)	(665,279,956)
Net increase (decrease) in net assets resulting from share transactions	(2,903,838,425)	4,879,682,248
Total increase (decrease) in net assets	(3,045,630,783)	5,161,989,223
Net Assets
Beginning of period	7,204,042,756	2,042,053,533
End of period	$4,158,411,973	$7,204,042,756
Other Information
Shares
Sold	79,497,393	582,425,242
Issued in reinvestment of distributions	32,119,064	23,146,938
Redeemed	(414,020,862)	(72,541,960)
Net increase (decrease)	(302,404,405)	533,030,220

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.32	$9.34	$9.53	$9.57
Income from Investment Operations
Net investment income (loss)B,C	.440	.473	.515	.513	.489
Net realized and unrealized gain (loss)	(.279)	.241	(.001)	(.222)	(.050)
Total from investment operations	.161	.714	.514	.291	.439
Distributions from net investment income	(.461)	(.454)	(.530)	(.469)	(.479)
Distributions from net realized gain	(.030)	–	(.004)	(.012)	–
Total distributions	(.491)	(.454)	(.534)	(.481)	(.479)
Net asset value, end of period	$9.25	$9.58	$9.32	$9.34	$9.53
Total ReturnD	1.61%	8.05%	5.57%	3.21%	4.66%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.38%	.39%	.34%	.36%	.38%
Expenses net of fee waivers, if any	.13%	.14%	.09%	.11%	.13%
Expenses net of all reductions	.13%	.14%	.09%	.11%	.13%
Net investment income (loss)	4.57%	5.10%	5.44%	5.49%	5.09%
Supplemental Data
Net assets, end of period (000 omitted)	$4,158,412	$7,204,043	$2,042,054	$2,642,485	$3,047,435
Portfolio turnover rateG	33%	43%	40%	22%	33%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Income Opportunities Fund	$59,771

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, foreign currency transactions, market discount, partnerships, equity-debt classifications and contingent interest, certain conversion ratio adjustments, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$184,433,028
Gross unrealized depreciation	(91,319,491)
Net unrealized appreciation (depreciation)	$93,113,537
Tax Cost	$4,020,277,676

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(37,163,038)
Net unrealized appreciation (depreciation) on securities and other investments	$93,165,355

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(37,163,038)

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$310,897,061	$ 215,618,456

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$2,982,919	$(231,360)
Total Credit Risk	2,982,919	(231,360)
Foreign Exchange Risk
Forward Foreign Currency Contracts	74,563	25,298
Total Foreign Exchange Risk	74,563	25,298
Interest Rate Risk
Futures Contracts	(3,904,360)	1,046,015
Total Interest Rate Risk	(3,904,360)	1,046,015
Totals	$(846,878)	$839,953

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Income Opportunities Fund	2,045,750,677	4,881,016,977

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed 80,136,437 shares of T. Rowe Price High Yield Fund Advisor Class in exchange for investments, including interest and cash with a value of $510,469,102. The Fund had a net realized gain of $15,328,811 on the Fund's redemptions of T. Rowe Price High Yield Fund Advisor Class shares. The Fund recognized a net realized gain on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Income Opportunities Fund	$11,374

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $15,625,552.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers Income Opportunities Fund	.14%
Actual		$1,000.00	$976.20	$.69
Hypothetical-C		$1,000.00	$1,024.10	$.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $187,703,332 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC, PGIM, Inc., and T. Rowe Price Associates, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, and Fidelity Management & Research (Hong Kong) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund had out-performed 59%, 60%, and 68% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SRQ-ANN-0422
1.912881.111

Strategic Advisers® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

February 28, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	(2.06)%	3.39%	3.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 29, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$13,669	Strategic Advisers® Core Income Fund
$12,766	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds lost ground for the 12 months ending February 28, 2022, amid expectations for policy interest rate increases. The Bloomberg U.S. Aggregate Bond Index returned -2.64% for the period. Longer-term bond yields rose early on, but fell from May through early August in response to weaker-than-expected economic data. Then, in the fourth quarter of 2021, rising inflation and tighter monetary policy increased short-term yields and decreased longer-term yields. By early December, U.S. Federal Reserve Chair Jerome Powell stated it was time to retire the term “transitory” in describing U.S. inflation, in recognition that it had exceeded the central bank’s 2% target rate by nearly any measure. Also in December, the Fed accelerated its tapering plans. The index then returned -2.15% in January 2022, after the Federal Open Market Committee signaled it would begin increasing policy interest rates as soon as March, and Fed Chair Jerome Powell said inflation remained “way above” the target rate. The index declined again in February (-1.12%), as market participants focused on the possible inflation and economic implications of Russia’s invasion of Ukraine. Within the index, corporate bonds returned -3.40% for the 12 months, underperforming the -2.11% result for U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds gained 0.64% and U.S. Treasury Inflation-Protected Securities advanced 6.06%.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year ending February 28, 2022, the Fund returned -2.06%, topping the -2.64% result of the benchmark Bloomberg U.S. Aggregate Bond Index. Given the extended valuation of corporate credit during most of the period, I took a cautious approach to adding credit risk to the portfolio. Over the second half of the year, I increased the Fund’s allocations to more core-type strategies – positions that helped build a greater liquidity cushion within the portfolio. Despite negative performance for the period as a whole, these positioning adjustments helped the Fund stay ahead of its benchmark the past 12 months. In terms of underlying managers, Fidelity® SAI Total Bond Fund (-1%) and the Core Investment Grade Strategy from sub-adviser FIAM® (-1.5%) were the top relative contributors the past year. Fidelity SAI Total Bond benefited from lower-than-benchmark interest rate sensitivity, an underweighting in agency mortgage-backed securities (MBS), as well as positions in high-yield credit, bank loans and collateralized mortgage obligations. For FIAM, high-yield credit, outsized exposure to intermediate-term investment-grade credit and an underweighting in agency MBS added the most value. PIMCO Total Return Fund (-2%) also contributed versus the benchmark this period. Here, large allocations in non-government-agency MBS and commercial mortgage-backed securities boosted PIMCO’s result. On the downside, two funds from Western Asset Management, Core Bond (-4%) and Core Plus Bond (-4%), collectively detracted the most on a relative basis. Both strategies were hurt by emerging-markets debt holdings and by greater-than-benchmark interest rate sensitivity.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
PIMCO Total Return Fund Institutional Class	13.4
Fidelity SAI Total Bond Fund	13.1
U.S. Treasury Obligations	8.7
Western Asset Core Plus Bond Fund Class I	6.9
Western Asset Core Bond Fund Class I	5.3
DoubleLine Total Return Bond Fund Class N	3.6
Voya Intermediate Bond Fund Class I	3.2
PIMCO Mortgage Opportunities Fund Institutional Class	2.9
PIMCO Income Fund Institutional Class	2.6
Fannie Mae	2.6

Asset Allocation (% of fund's net assets)

As of February 28, 2022
Corporate Bonds	10.9%
U.S. Government and U.S. Government Agency Obligations	17.3%
Asset-Backed Securities	2.3%
CMOs and Other Mortgage Related Securities	2.6%
Municipal Securities	0.2%
Bank Loan Funds	0.4%
High Yield Fixed-Income Funds	1.0%
Intermediate-Term Bond Funds	58.1%
Long Government Bond Funds	2.9%
Sector Funds	2.9%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)*	(1.0)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2022

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.9%
		Principal Amount(a)	Value
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.4%
Altice France SA:
5.125% 1/15/29 (b)		$300,000	$272,250
5.125% 7/15/29 (b)		275,000	248,875
8.125% 2/1/27 (b)		135,000	142,115
AT&T, Inc.:
1.7% 3/25/26		700,000	681,328
2.55% 12/1/33		8,333,000	7,729,067
3.5% 6/1/41		4,990,000	4,744,685
3.5% 9/15/53		648,000	592,529
3.55% 9/15/55		1,540,000	1,396,449
3.65% 9/15/59		8,915,000	8,087,412
3.8% 12/1/57		31,378,000	29,438,928
4.3% 2/15/30		3,709,000	4,037,841
4.5% 5/15/35		1,980,000	2,168,364
4.5% 3/9/48		6,650,000	7,121,465
4.75% 5/15/46		14,210,000	15,755,473
4.9% 6/15/42		7,000,000	7,736,050
6.2% 3/15/40		2,433,000	2,966,917
6.3% 1/15/38		2,523,000	3,234,985
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		305,000	314,906
Cablevision Lightpath LLC 3.875% 9/15/27 (b)		10,000	9,384
Cellnex Telecom SA 1.75% 10/23/30 (Reg. S)	EUR	5,500,000	5,409,163
Cogent Communications Group, Inc. 3.5% 5/1/26 (b)		165,000	159,638
Frontier Communications Holdings LLC:
5% 5/1/28 (b)		215,000	208,711
5.875% 10/15/27 (b)		95,000	96,343
Holdco SASU:
6.5% 10/15/26 (b)		475,000	472,625
7% 10/15/28 (b)		450,000	447,597
Iliad SA 1.5% 10/14/24 (Reg. S)	EUR	3,100,000	3,347,657
Level 3 Financing, Inc.:
3.4% 3/1/27 (b)		2,605,000	2,562,330
3.625% 1/15/29 (b)		4,900,000	4,291,748
3.875% 11/15/29 (b)		2,945,000	2,812,475
4.25% 7/1/28 (b)		1,520,000	1,403,553
5.375% 5/1/25		400,000	401,456
Lumen Technologies, Inc.:
4.5% 1/15/29 (b)		235,000	196,680
5.125% 12/15/26 (b)		185,000	172,118
5.625% 4/1/25		175,000	174,001
6.875% 1/15/28		15,000	14,461
7.6% 9/15/39		1,464,000	1,288,320
7.65% 3/15/42		1,000,000	877,500
Qwest Corp. 7.25% 9/15/25		203,000	224,315
Sable International Finance Ltd. 5.75% 9/7/27 (b)		526,000	536,849
Sprint Capital Corp.:
6.875% 11/15/28		1,695,000	2,012,762
8.75% 3/15/32		555,000	770,063
Sprint Spectrum Co. LLC:
4.738% 9/20/29 (b)		1,113,125	1,146,617
5.152% 9/20/29 (b)		14,655,000	15,763,274
Telecom Italia SpA 5.303% 5/30/24 (b)		370,000	380,791
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		400,000	396,000
Verizon Communications, Inc.:
2.1% 3/22/28		790,000	763,003
2.355% 3/15/32 (b)		10,150,000	9,477,477
2.65% 11/20/40		1,265,000	1,097,690
3.4% 3/22/41		5,480,000	5,277,351
4.016% 12/3/29		4,981,000	5,345,387
4.272% 1/15/36		4,090,000	4,456,269
4.5% 8/10/33		945,000	1,050,051
Virgin Media Finance PLC 5% 7/15/30 (b)		270,000	253,800
Zayo Group Holdings, Inc. 4% 3/1/27 (b)		3,150,000	2,994,705
			172,961,803
Entertainment - 0.0%
Netflix, Inc. 4.375% 11/15/26		165,000	174,186
Roblox Corp. 3.875% 5/1/30 (b)		280,000	266,245
The Walt Disney Co. 3.6% 1/13/51		3,415,000	3,455,373
			3,895,804
Interactive Media & Services - 0.0%
Tencent Holdings Ltd. 3.84% 4/22/51 (b)		2,435,000	2,217,749
Media - 0.4%
Adria Bidco BV 5.25% 2/1/30 (b)	EUR	5,200,000	5,441,606
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		555,000	558,874
Altice Financing SA:
5% 1/15/28 (b)		200,000	180,214
5.75% 8/15/29 (b)		585,000	533,081
Altice France Holding SA:
4% 2/15/28 (Reg. S)	EUR	4,800,000	4,747,398
8% 5/15/27 (Reg. S)	EUR	4,800,000	5,565,526
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (b)		2,450,000	2,446,938
4.25% 2/1/31 (b)		4,900,000	4,591,006
4.5% 8/15/30 (b)		180,000	173,354
4.5% 5/1/32		3,822,000	3,630,900
4.5% 6/1/33 (b)		2,110,000	1,978,125
4.75% 2/1/32 (b)		115,000	111,838
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51		2,395,000	2,009,297
3.9% 6/1/52		12,063,000	10,491,779
4.464% 7/23/22		11,002,000	11,082,500
4.908% 7/23/25		7,565,000	8,019,144
5.375% 4/1/38		450,000	470,690
5.375% 5/1/47		32,024,000	33,793,670
6.384% 10/23/35		3,210,000	3,836,763
6.484% 10/23/45		1,845,000	2,204,484
Comcast Corp.:
2.937% 11/1/56 (b)		1,940,000	1,632,845
2.987% 11/1/63 (b)		1,582,000	1,317,162
3.75% 4/1/40		670,000	676,536
3.999% 11/1/49		10,000	10,170
COX Communications, Inc.:
1.8% 10/1/30 (b)		975,000	862,065
2.6% 6/15/31 (b)		275,000	258,944
3.15% 8/15/24 (b)		1,550,000	1,580,819
Cox Enterprises, Inc. 7.375% 7/15/27 (b)		3,445,000	4,175,244
CSC Holdings LLC:
3.375% 2/15/31 (b)		3,000,000	2,555,663
4.125% 12/1/30 (b)		215,000	193,053
4.5% 11/15/31 (b)		220,000	200,200
4.625% 12/1/30 (b)		170,000	141,674
5.75% 1/15/30 (b)		1,000,000	884,240
6.5% 2/1/29 (b)		1,500,000	1,518,750
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)		2,275,000	932,750
Discovery Communications LLC:
3.625% 5/15/30		4,338,000	4,361,899
4% 9/15/55		1,620,000	1,472,141
4.65% 5/15/50		11,727,000	11,988,132
5.3% 5/15/49		7,495,000	8,134,725
DISH DBS Corp.:
5.125% 6/1/29		1,100,000	928,125
5.875% 11/15/24		200,000	200,000
7.75% 7/1/26		550,000	556,980
Fox Corp.:
5.476% 1/25/39		2,474,000	2,884,399
5.576% 1/25/49		1,641,000	1,974,355
Gray Television, Inc. 4.75% 10/15/30 (b)		100,000	93,771
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	800,000	898,353
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)		200,000	192,200
Paramount Global:
3.875% 4/1/24		1,730,000	1,799,372
4.2% 5/19/32		650,000	678,369
4.6% 1/15/45		5,565,000	5,601,971
5.85% 9/1/43		420,000	500,769
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (b)		345,000	329,646
SES Global Americas Holdings GP 5.3% 3/25/44 (b)		2,000,000	2,089,591
Sinclair Television Group, Inc. 4.125% 12/1/30 (b)		1,950,000	1,745,835
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)		370,000	340,870
5.5% 7/1/29 (b)		1,000,000	1,022,500
Tegna, Inc. 4.75% 3/15/26 (b)		225,000	226,496
Time Warner Cable LLC:
5.5% 9/1/41		2,591,000	2,761,910
5.875% 11/15/40		6,893,000	7,712,872
6.55% 5/1/37		8,522,000	10,242,422
7.3% 7/1/38		6,393,000	8,002,075
Virgin Media Secured Finance PLC:
4.25% 1/15/30 (Reg. S)	GBP	1,500,000	1,831,147
4.5% 8/15/30 (b)		1,687,000	1,595,008
5.5% 5/15/29 (b)		175,000	174,842
VZ Secured Financing BV 5% 1/15/32 (b)		565,000	539,575
Ziggo BV:
2.875% 1/15/30 (Reg. S)	EUR	1,100,000	1,135,726
4.875% 1/15/30 (b)		115,000	109,702
			200,933,080
Wireless Telecommunication Services - 0.2%
Digicel International Finance Ltd. / Digicel International Holdings Ltd.:
8% 12/31/26 (b)		2,650,000	2,530,750
8.75% 5/25/24 (b)		300,000	301,838
8.75% 5/25/24 (b)		400,000	402,200
13% 12/31/25 pay-in-kind (b)(c)		2,142,450	2,145,128
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (d)(e)		2,500,000	0
9.75% 7/15/25 (b)(d)(e)		5,500,000	1
Millicom International Cellular SA:
4.5% 4/27/31 (b)		200,000	186,200
5.125% 1/15/28 (b)		346,500	338,227
Rogers Communications, Inc. 3% 3/15/23		150,000	151,458
SoftBank Group Corp. 5.375% 7/30/22 (Reg. S)		200,000	200,250
Sprint Corp.:
7.125% 6/15/24		2,950,000	3,189,717
7.875% 9/15/23		5,977,000	6,425,275
T-Mobile U.S.A., Inc.:
2.05% 2/15/28		1,450,000	1,379,091
2.25% 2/15/26		3,450,000	3,329,250
2.625% 4/15/26		220,000	214,973
2.625% 2/15/29		275,000	257,906
2.7% 3/15/32 (b)		3,015,000	2,834,886
3% 2/15/41		3,025,000	2,621,586
3.4% 10/15/52 (b)		2,935,000	2,601,171
3.75% 4/15/27		11,565,000	12,007,929
3.875% 4/15/30		35,732,000	36,950,146
4.375% 4/15/40		200,000	206,835
4.5% 4/15/50		3,381,000	3,524,895
Vodafone Group PLC:
4.25% 9/17/50		3,525,000	3,608,904
4.875% 10/3/78 (Reg. S) (c)	GBP	600,000	805,929
6.25% 10/3/78 (Reg. S) (c)		805,000	833,175
			87,047,720

TOTAL COMMUNICATION SERVICES			467,056,156

CONSUMER DISCRETIONARY - 0.5%
Auto Components - 0.0%
Adient Global Holdings Ltd. 4.875% 8/15/26 (b)		2,000,000	2,002,500
Aptiv PLC / Aptiv Corp. 3.25% 3/1/32		715,000	717,279
Dana, Inc.:
4.5% 2/15/32		115,000	107,956
5.625% 6/15/28		500,000	511,250
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (c)	EUR	2,500,000	2,767,974
Patrick Industries, Inc. 4.75% 5/1/29 (b)		110,000	100,396
Valeo SA 1% 8/3/28 (Reg. S)	EUR	600,000	609,088
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	800,000	823,738
			7,640,181
Automobiles - 0.1%
Ford Motor Co.:
3.25% 2/12/32		1,675,000	1,579,743
4.75% 1/15/43		2,000,000	1,933,880
5.291% 12/8/46		1,925,000	1,973,626
General Motors Co.:
6.25% 10/2/43		8,395,000	10,196,823
6.6% 4/1/36		575,000	713,453
6.75% 4/1/46		1,775,000	2,244,710
General Motors Financial Co., Inc.:
2.4% 4/10/28		1,895,000	1,811,010
3.45% 4/10/22		4,650,000	4,659,158
3.7% 5/9/23		11,800,000	12,012,387
4% 1/15/25		3,695,000	3,824,139
4.25% 5/15/23		1,875,000	1,929,104
Thor Industries, Inc. 4% 10/15/29 (b)		150,000	136,875
			43,014,908
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		1,225,000	1,095,677
California Institute of Technology 3.65% 9/1/19		535,000	501,893
ERAC U.S.A. Finance LLC 3.3% 12/1/26 (b)		8,865,000	9,124,587
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		425,000	437,991
Massachusetts Institute of Technology 2.989% 7/1/50		1,215,000	1,207,489
President and Fellows of Harvard College:
3.15% 7/15/46		190,000	190,955
3.3% 7/15/56		190,000	193,610
Service Corp. International 5.125% 6/1/29		270,000	276,750
Thomas Jefferson University 3.847% 11/1/57		2,575,000	2,567,573
Trustees of Boston University 4.061% 10/1/48		450,000	502,877
University of Pennsylvania Trustees:
2.396% 10/1/50		495,000	425,407
3.61% 2/15/2119		285,000	283,910
University of Southern California 3.841% 10/1/47		715,000	786,346
Yale University 2.402% 4/15/50		2,015,000	1,749,801
			19,344,866
Hotels, Restaurants & Leisure - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (b)		5,000,000	4,618,750
4.375% 1/15/28 (b)		280,000	274,750
5.75% 4/15/25(b)		90,000	92,631
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	500,000	538,962
Aramark Services, Inc. 5% 2/1/28 (b)		1,990,000	1,993,552
Brinker International, Inc. 3.875% 5/15/23		1,066,000	1,076,074
Caesars Entertainment, Inc. 6.25% 7/1/25 (b)		380,000	394,022
Carnival Corp.:
4% 8/1/28 (b)		225,000	214,875
7.625% 3/1/26 (b)		610,000	627,074
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		325,000	308,945
3.75% 5/1/29 (b)		255,000	246,075
4% 5/1/31 (b)		970,000	948,093
5.375% 5/1/25 (b)		350,000	360,875
Hyatt Hotels Corp. 1.8% 10/1/24		3,020,000	2,954,653
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,305,000	1,763,087
International Game Technology PLC 6.5% 2/15/25 (b)		800,000	850,000
Marriott International, Inc.:
3.125% 6/15/26		1,090,000	1,108,124
3.6% 4/15/24		1,110,000	1,139,474
McDonald's Corp. 4.7% 12/9/35		1,865,000	2,111,930
MGM Resorts International:
4.625% 9/1/26		500,000	498,750
6.75% 5/1/25		100,000	103,500
NCL Corp. Ltd. 5.875% 2/15/27 (b)		155,000	154,911
NCL Finance Ltd. 6.125% 3/15/28 (b)		40,000	38,600
Premier Entertainment Sub LLC 5.875% 9/1/31 (b)		1,325,000	1,192,500
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		100,000	98,236
5.5% 8/31/26 (b)		280,000	278,677
9.125% 6/15/23 (b)		55,000	57,406
11.5% 6/1/25 (b)		95,000	104,619
Starbucks Corp.:
1.3% 5/7/22		3,742,000	3,743,962
3% 2/14/32		3,135,000	3,117,044
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	1,320,000	1,705,173
3.375% 10/16/25 (Reg. S)	GBP	1,870,000	2,547,132
Yum! Brands, Inc.:
3.625% 3/15/31		145,000	135,492
7.75% 4/1/25 (b)		330,000	343,844
			35,741,792
Household Durables - 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (b)		500,000	456,605
Century Communities, Inc.:
3.875% 8/15/29 (b)		135,000	125,167
6.75% 6/1/27		275,000	284,411
Lennar Corp.:
4.75% 11/29/27		9,350,000	10,164,586
5% 6/15/27		12,100,000	13,127,058
5.25% 6/1/26		2,920,000	3,176,794
Newell Brands, Inc. 5.875% 4/1/36		30,000	32,888
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		298,000	304,333
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)		120,000	107,803
4% 4/15/29 (b)		875,000	824,618
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,015,000	1,225,782
Toll Brothers Finance Corp.:
4.35% 2/15/28		29,675,000	30,967,168
4.375% 4/15/23		5,000,000	5,086,764
4.875% 11/15/25		35,000	37,137
4.875% 3/15/27		7,917,000	8,440,434
TopBuild Corp. 4.125% 2/15/32 (b)		815,000	774,984
			75,136,532
Internet & Direct Marketing Retail - 0.0%
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		170,000	158,525
4.125% 8/1/30 (b)		70,000	67,759
			226,284
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24		5,655,000	5,751,510
Mattel, Inc. 5.45% 11/1/41		20,000	22,086
			5,773,596
Multiline Retail - 0.0%
John Lewis PLC 6.125% 1/21/25	GBP	586,000	841,360
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	1,500,000	2,010,942
			2,852,302
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)		75,000	73,125
5% 2/15/32 (b)		80,000	77,655
AutoNation, Inc. 4.75% 6/1/30		953,000	1,026,918
AutoZone, Inc.:
1.65% 1/15/31		255,000	226,112
3.75% 4/18/29		1,400,000	1,462,162
4% 4/15/30		6,924,000	7,357,647
Bath & Body Works, Inc. 6.625% 10/1/30 (b)		345,000	373,476
Foot Locker, Inc. 4% 10/1/29 (b)		60,000	54,600
Gap, Inc. 3.875% 10/1/31 (b)		1,490,000	1,335,316
LCM Investments Holdings 4.875% 5/1/29 (b)		50,000	47,641
Michaels Companies, Inc.:
5.25% 5/1/28 (b)		110,000	102,850
7.875% 5/1/29 (b)		1,000,000	875,000
O'Reilly Automotive, Inc.:
1.75% 3/15/31		420,000	376,920
3.9% 6/1/29		500,000	525,015
Sally Holdings LLC 8.75% 4/30/25 (b)		3,067,000	3,216,455
The Home Depot, Inc.:
4.875% 2/15/44		1,150,000	1,375,205
5.875% 12/16/36		300,000	396,374
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	700,000	743,410
			19,645,881
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc. 4.125% 8/15/31 (b)		120,000	102,300
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		40,000	37,700
Levi Strauss & Co. 3.5% 3/1/31 (b)		170,000	158,435
Tapestry, Inc. 3.05% 3/15/32		14,311,000	13,615,283
The William Carter Co. 5.625% 3/15/27 (b)		875,000	891,406
Wolverine World Wide, Inc. 4% 8/15/29 (b)		170,000	156,825
			14,961,949

TOTAL CONSUMER DISCRETIONARY			224,338,291

CONSUMER STAPLES - 0.7%
Beverages - 0.3%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.7% 2/1/36		2,765,000	3,081,553
4.9% 2/1/46		14,160,000	16,000,257
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		9,871,000	10,925,760
4.9% 2/1/46		12,306,000	13,764,497
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		8,175,000	8,540,714
4.35% 6/1/40		4,618,000	4,924,814
4.375% 4/15/38		2,500,000	2,685,412
4.5% 6/1/50		8,175,000	8,995,615
4.6% 6/1/60		5,007,000	5,472,656
4.75% 1/23/29		1,690,000	1,876,011
5.45% 1/23/39		5,390,000	6,421,200
5.55% 1/23/49		14,852,000	18,389,882
5.8% 1/23/59 (Reg. S)		6,509,000	8,342,870
Bacardi Ltd.:
4.45% 5/15/25 (b)		4,015,000	4,223,660
4.7% 5/15/28 (b)		563,000	605,957
5.3% 5/15/48 (b)		1,050,000	1,221,371
Constellation Brands, Inc.:
2.25% 8/1/31		1,285,000	1,174,107
3.2% 2/15/23		7,620,000	7,704,092
3.7% 12/6/26		1,200,000	1,251,784
4.4% 11/15/25		805,000	854,727
4.75% 11/15/24		5,595,000	5,947,459
Diageo Capital PLC 2.125% 4/29/32		390,000	365,991
PepsiCo, Inc.:
2.625% 3/19/27		839,000	857,694
2.75% 3/5/22		900,000	900,156
3.1% 7/17/22		260,000	261,151
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)		220,000	204,899
			134,994,289
Food & Staples Retailing - 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		645,000	599,850
4.875% 2/15/30 (b)		615,000	616,538
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		1,800,000	1,770,400
Bellis Acquisition Co. PLC 4.5% 2/16/26 (b)	GBP	975,000	1,237,437
Bellis Finco PLC 4% 2/16/27 (b)	GBP	9,000,000	10,711,295
C&S Group Enterprises LLC 5% 12/15/28 (b)		2,000,000	1,740,000
Co-Operative Group Ltd. 5.125% 5/17/24 (Reg. S)	GBP	725,000	972,587
Kroger Co. 2.65% 10/15/26		430,000	433,798
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		55,000	53,481
6.25% 4/15/25 (b)		185,000	191,346
			18,326,732
Food Products - 0.2%
Darling Ingredients, Inc. 5.25% 4/15/27 (b)		300,000	305,268
Hormel Foods Corp. 0.65% 6/3/24		895,000	870,156
JBS Finance Luxembourg SARL:
2.5% 1/15/27 (b)		6,705,000	6,302,767
3.625% 1/15/32 (b)		1,194,000	1,083,376
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (b)		906,000	953,574
JBS U.S.A. Lux SA / JBS Food Co.:
3% 2/2/29 (b)		390,000	368,180
3% 5/15/32 (b)		6,735,000	5,943,705
3.75% 12/1/31 (b)		1,040,000	959,400
4.375% 2/2/52 (b)		1,620,000	1,448,604
5.5% 1/15/30 (b)		16,270,000	16,810,571
6.5% 4/15/29 (b)		19,990,000	21,214,388
JDE Peet's BV 2.25% 9/24/31 (b)		1,400,000	1,269,123
Kraft Heinz Foods Co.:
3.75% 4/1/30		4,653,000	4,742,803
3.875% 5/15/27		235,000	243,331
4.375% 6/1/46		8,790,000	9,009,750
4.875% 10/1/49		250,000	276,875
5% 7/15/35		663,000	745,046
5.2% 7/15/45		4,602,000	5,192,575
7.125% 8/1/39 (b)		9,093,000	12,357,933
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)		900,000	870,750
4.375% 1/31/32 (b)		900,000	874,350
4.875% 5/15/28 (b)		345,000	354,488
Pilgrim's Pride Corp.:
3.5% 3/1/32 (b)		3,000,000	2,745,000
4.25% 4/15/31 (b)		2,825,000	2,728,738
5.875% 9/30/27 (b)		500,000	513,903
Post Holdings, Inc.:
4.625% 4/15/30 (b)		3,880,000	3,652,865
5.5% 12/15/29 (b)		1,395,000	1,406,697
TreeHouse Foods, Inc. 4% 9/1/28		505,000	460,813
Tyson Foods, Inc. 4% 3/1/26		2,520,000	2,640,021
			106,345,050
Household Products - 0.0%
Central Garden & Pet Co. 4.125% 4/30/31 (b)		600,000	561,000
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (b)		2,500,000	2,290,075
			2,851,075
Tobacco - 0.1%
Altria Group, Inc.:
2.45% 2/4/32		6,000,000	5,356,758
3.4% 2/4/41		5,970,000	4,942,014
4.25% 8/9/42		490,000	447,362
BAT Capital Corp.:
3.215% 9/6/26		740,000	739,308
3.557% 8/15/27		2,540,000	2,556,331
4.39% 8/15/37		1,000,000	958,425
4.54% 8/15/47		11,635,000	10,742,184
4.7% 4/2/27		325,000	345,196
BAT International Finance PLC:
2.25% 6/26/28 (Reg. S)	GBP	3,970,000	4,877,156
3.95% 6/15/25 (b)		6,600,000	6,822,139
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)		4,250,000	4,297,145
4.25% 7/21/25 (b)		1,500,000	1,565,215
Philip Morris International, Inc.:
1.125% 5/1/23		955,000	951,676
3.875% 8/21/42		730,000	708,047
Reynolds American, Inc. 5.7% 8/15/35		635,000	693,826
			46,002,782

TOTAL CONSUMER STAPLES			308,519,928

ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Halliburton Co.:
4.75% 8/1/43		445,000	469,280
6.7% 9/15/38		170,000	216,862
Precision Drilling Corp. 7.125% 1/15/26 (b)		115,000	116,294
Technip Energies NV 1.125% 5/28/28	EUR	855,000	896,980
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (b)		122,500	123,725
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		112,500	109,882
Transocean Proteus Ltd. 6.25% 12/1/24 (b)		2,000,000	1,985,000
Transocean, Inc. 11.5% 1/30/27 (b)		140,000	140,000
U.S.A. Compression Partners LP 6.875% 9/1/27		2,575,000	2,576,803
			6,634,826
Oil, Gas & Consumable Fuels - 1.2%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (b)		125,000	132,386
Aker BP ASA 2.875% 1/15/26 (b)		7,120,000	7,170,016
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)		1,250,000	1,273,175
7.875% 5/15/26 (b)		1,225,000	1,316,875
Antero Resources Corp. 8.375% 7/15/26 (b)		1,104,000	1,211,640
Apache Corp.:
4.25% 1/15/30		575,000	579,313
5.25% 2/1/42		210,000	206,850
Cenovus Energy, Inc.:
3.75% 2/15/52		2,245,000	2,025,609
5.25% 6/15/37		3,195,000	3,554,628
Cheniere Energy Partners LP:
3.25% 1/31/32 (b)		115,000	108,100
4% 3/1/31		220,000	216,700
Chesapeake Energy Corp.:
5.5% 2/1/26 (b)		330,000	339,138
5.875% 2/1/29 (b)		105,000	108,675
Chevron Corp. 2.355% 12/5/22		840,000	845,721
CNOOC Finance (2013) Ltd. 2.875% 9/30/29		1,615,000	1,613,789
CNX Midstream Partners LP 4.75% 4/15/30 (b)		45,000	43,481
Colgate Energy Partners III LLC 5.875% 7/1/29 (b)		60,000	61,757
Columbia Pipeline Group, Inc. 4.5% 6/1/25		1,418,000	1,503,668
Comstock Resources, Inc. 6.75% 3/1/29 (b)		130,000	132,282
ConocoPhillips Co.:
2.4% 2/15/31 (b)		410,000	403,297
3.75% 10/1/27 (b)		915,000	976,814
4.3% 8/15/28 (b)		2,440,000	2,691,474
6.95% 4/15/29		425,000	543,051
Continental Resources, Inc.:
2.875% 4/1/32 (b)		6,280,000	5,741,364
5.75% 1/15/31 (b)		770,000	858,835
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25		1,657,000	1,667,356
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (b)		40,000	40,700
CVR Energy, Inc.:
5.25% 2/15/25 (b)		330,000	319,450
5.75% 2/15/28 (b)		40,000	37,700
DCP Midstream Operating LP:
3.875% 3/15/23		17,626,000	17,824,293
5.125% 5/15/29		355,000	373,638
5.375% 7/15/25		345,000	365,391
5.6% 4/1/44		3,773,000	4,131,435
5.625% 7/15/27		260,000	279,240
5.85% 5/21/43 (b)(c)		16,392,000	15,244,560
Devon Energy Corp. 5.6% 7/15/41		800,000	935,263
Diamondback Energy, Inc.:
3.125% 3/24/31		3,675,000	3,587,591
3.25% 12/1/26		4,500,000	4,595,816
3.5% 12/1/29		2,000,000	2,022,470
Ecopetrol SA:
5.875% 9/18/23		2,218,000	2,304,502
6.875% 4/29/30		1,534,000	1,602,263
EG Global Finance PLC:
4.375% 2/7/25 (Reg. S)	EUR	4,000,000	4,283,534
6.25% 10/30/25 (Reg. S)	EUR	5,600,000	6,165,287
6.75% 2/7/25 (b)		220,000	220,000
8.5% 10/30/25 (b)		380,000	383,800
Enbridge, Inc.:
4% 10/1/23		3,799,000	3,897,088
4.25% 12/1/26		1,943,000	2,070,375
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (b)		180,000	186,424
6.625% 7/15/25 (b)		45,000	47,029
Energean Israel Finance Ltd.:
4.5% 3/30/24 (Reg. S) (b)		900,000	877,500
4.875% 3/30/26 (Reg. S) (b)		296,000	280,904
5.375% 3/30/28 (Reg. S) (b)		1,315,000	1,234,785
Energy Transfer LP:
3.75% 5/15/30		2,964,000	3,011,916
3.9% 5/15/24 (c)		1,210,000	1,241,093
3.9% 7/15/26		955,000	989,152
4.2% 9/15/23		1,452,000	1,493,121
4.25% 3/15/23		1,373,000	1,399,277
4.5% 4/15/24		1,723,000	1,791,395
4.75% 1/15/26		850,000	902,607
4.95% 6/15/28		4,954,000	5,327,957
5% 5/15/50		11,610,000	12,075,385
5.15% 3/15/45		2,260,000	2,303,108
5.25% 4/15/29		2,803,000	3,076,414
5.3% 4/15/47		225,000	235,094
5.35% 5/15/45		2,715,000	2,869,712
5.4% 10/1/47		8,931,000	9,557,032
5.8% 6/15/38		2,762,000	3,065,223
6% 6/15/48		2,369,000	2,657,990
6.25% 4/15/49		1,925,000	2,222,972
6.625% 10/15/36		900,000	1,063,088
EnLink Midstream LLC 5.625% 1/15/28 (b)		220,000	222,200
Enterprise Products Operating LP:
3.125% 7/31/29		880,000	889,258
4.85% 3/15/44		2,665,000	2,905,659
EOG Resources, Inc. 3.9% 4/1/35		205,000	219,987
EQM Midstream Partners LP:
6.5% 7/1/27 (b)		125,000	130,736
6.5% 7/15/48		220,000	214,500
EQT Corp.:
3.9% 10/1/27		180,000	181,925
5% 1/15/29		595,000	627,725
Equinor ASA:
3.7% 4/6/50		920,000	956,314
3.95% 5/15/43		300,000	316,146
Exxon Mobil Corp.:
3.452% 4/15/51		2,000,000	1,976,707
4.114% 3/1/46		705,000	769,325
Galaxy Pipeline Assets BidCo Ltd. 2.16% 3/31/34 (b)		565,000	523,331
Gulfstream Natural Gas System LLC 6.19% 11/1/25 (b)		3,640,000	4,060,855
Hess Corp.:
4.3% 4/1/27		1,117,000	1,180,893
5.6% 2/15/41		2,846,000	3,264,688
5.8% 4/1/47		4,517,000	5,405,279
7.125% 3/15/33		1,335,000	1,692,811
7.3% 8/15/31		1,849,000	2,344,758
7.875% 10/1/29		5,583,000	7,164,035
Hess Midstream Partners LP:
5.125% 6/15/28 (b)		110,000	112,347
5.625% 2/15/26 (b)		669,000	685,725
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (b)		375,000	358,125
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		1,220,000	1,098,000
5.375% 4/24/30 (Reg. S)		200,000	210,500
Kinder Morgan Energy Partners LP:
4.15% 3/1/22		885,000	885,000
4.15% 2/1/24		425,000	438,760
Lundin Energy Finance BV 3.1% 7/15/31 (b)		1,295,000	1,235,637
Magellan Midstream Partners LP:
3.95% 3/1/50		1,150,000	1,086,131
4.2% 10/3/47		795,000	782,021
4.25% 9/15/46		190,000	188,215
Marathon Petroleum Corp. 3.8% 4/1/28		5,590,000	5,777,125
MEG Energy Corp.:
5.875% 2/1/29 (b)		300,000	303,273
7.125% 2/1/27 (b)		220,000	229,493
MPLX LP:
2.65% 8/15/30		1,125,000	1,060,181
4.125% 3/1/27		505,000	531,063
4.5% 7/15/23		160,000	164,262
4.5% 4/15/38		1,125,000	1,157,688
4.7% 4/15/48		1,485,000	1,534,339
4.8% 2/15/29		2,965,000	3,248,553
4.875% 12/1/24		2,489,000	2,637,439
5.2% 3/1/47		3,275,000	3,607,067
5.5% 2/15/49		4,516,000	5,151,804
Occidental Petroleum Corp.:
3.5% 8/15/29		2,729,000	2,715,355
4.1% 2/15/47		265,000	245,125
4.2% 3/15/48		125,000	116,875
4.3% 8/15/39		439,000	414,855
4.4% 4/15/46		200,000	189,996
4.4% 8/15/49		1,809,000	1,718,170
5.55% 3/15/26		7,558,000	8,122,583
6.2% 3/15/40		65,000	72,331
6.45% 9/15/36		4,545,000	5,351,738
6.6% 3/15/46		6,475,000	7,737,625
7.5% 5/1/31		8,596,000	10,422,650
7.875% 9/15/31		40,000	49,473
8.875% 7/15/30		145,000	187,485
ONEOK Partners LP 6.65% 10/1/36		400,000	483,730
ONEOK, Inc.:
3.1% 3/15/30		2,835,000	2,734,202
4.45% 9/1/49		8,400,000	8,238,993
4.95% 7/13/47		590,000	620,757
Ovintiv Exploration, Inc. 5.375% 1/1/26		310,000	334,668
Ovintiv, Inc.:
5.15% 11/15/41		3,000,000	3,011,817
8.125% 9/15/30		6,179,000	7,928,619
Parsley Energy LLC/Parsley Finance Corp. 5.625% 10/15/27 (b)		1,920,000	1,996,959
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		190,000	139,010
9.25% 5/15/25 (b)		475,000	479,750
Petrobras Global Finance BV:
5.6% 1/3/31		1,700,000	1,694,212
5.75% 2/1/29		635,000	658,733
6.25% 12/14/26	GBP	800,000	1,129,744
7.375% 1/17/27		1,049,000	1,173,569
Petroleos Mexicanos:
3.75% 2/21/24 (Reg. S)	EUR	2,300,000	2,588,546
4.75% 2/26/29 (Reg. S)	EUR	3,400,000	3,554,923
5.35% 2/12/28		253,000	243,032
5.95% 1/28/31		1,640,000	1,525,118
6.5% 3/13/27		37,757,000	38,757,561
6.5% 1/23/29		1,190,000	1,190,000
6.75% 9/21/47		11,150,000	9,180,910
6.84% 1/23/30		9,212,000	9,196,800
7.69% 1/23/50		85,755,000	76,750,725
Petronas Capital Ltd.:
2.48% 1/28/32 (b)		200,000	187,610
3.5% 4/21/30 (b)		1,700,000	1,744,566
Phillips 66 Co. 2.15% 12/15/30		300,000	276,857
Phillips 66 Partners LP:
3.75% 3/1/28		595,000	612,965
4.9% 10/1/46		750,000	829,221
Pioneer Natural Resources Co.:
1.9% 8/15/30		1,570,000	1,426,045
2.15% 1/15/31		325,000	299,780
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		3,784,000	3,734,581
3.6% 11/1/24		1,877,000	1,920,909
3.65% 6/1/22		10,550,000	10,550,000
3.8% 9/15/30		260,000	260,868
5.15% 6/1/42		4,285,000	4,235,134
PT Pertamina Persero 3.1% 8/27/30 (b)		600,000	573,066
Qatar Petroleum:
1.375% 9/12/26 (b)		1,000,000	951,250
2.25% 7/12/31 (Reg. S)		420,000	395,850
3.125% 7/12/41 (b)		1,145,000	1,080,594
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		1,331,000	1,287,743
4.95% 7/15/29 (b)		2,375,000	2,297,813
Sabine Pass Liquefaction LLC 4.5% 5/15/30		9,948,000	10,731,787
Santos Finance Ltd. 3.649% 4/29/31 (b)		4,800,000	4,660,896
Saudi Arabian Oil Co. 1.625% 11/24/25 (Reg. S)		800,000	772,000
Schlumberger Investment SA 3.65% 12/1/23		210,000	215,720
Shell International Finance BV:
3% 11/26/51		2,000,000	1,821,250
3.25% 5/11/25		1,465,000	1,519,650
SM Energy Co. 6.625% 1/15/27		300,000	304,527
Spectra Energy Partners LP 4.75% 3/15/24		6,000,000	6,271,398
Suncor Energy, Inc.:
3.75% 3/4/51		3,940,000	3,769,996
6.8% 5/15/38		350,000	458,065
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		255,000	244,367
5.875% 3/15/28		55,000	55,963
6% 4/15/27		5,000	5,161
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 12/31/30 (b)		2,450,000	2,359,742
6% 9/1/31 (b)		225,000	212,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.5% 3/1/30		55,000	58,234
5.875% 4/15/26		400,000	413,000
The Williams Companies, Inc.:
3.5% 11/15/30		10,592,000	10,767,409
3.7% 1/15/23		2,512,000	2,547,081
3.75% 6/15/27		1,635,000	1,704,304
4.85% 3/1/48		100,000	108,422
4.9% 1/15/45		560,000	602,096
Total Capital International SA:
2.7% 1/25/23		1,375,000	1,389,515
2.829% 1/10/30		800,000	802,142
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30		2,185,000	2,201,114
4.6% 3/15/48		350,000	377,268
TransMontaigne Partners LP 6.125% 2/15/26		233,000	226,010
Valero Energy Corp. 4% 4/1/29		1,120,000	1,170,176
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		340,000	332,843
3.875% 11/1/33 (b)		115,000	110,742
4.125% 8/15/31 (b)		335,000	331,650
Western Gas Partners LP:
3.95% 6/1/25		1,126,000	1,140,075
4.55% 2/1/30		785,000	807,420
4.65% 7/1/26		2,085,000	2,160,373
4.75% 8/15/28		1,465,000	1,516,275
			537,239,673

TOTAL ENERGY			543,874,499

FINANCIALS - 4.1%
Banks - 2.1%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		3,000,000	2,868,638
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (c)	EUR	1,510,000	1,667,989
2.875% 5/30/31 (Reg. S) (c)	EUR	200,000	223,667
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (c)	EUR	390,000	397,932
Banco Santander SA 3.49% 5/28/30		1,000,000	1,001,284
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (c)(f)		1,554,000	1,527,153
1.658% 3/11/27 (c)		8,135,000	7,791,899
1.734% 7/22/27 (c)		13,095,000	12,499,996
2.087% 6/14/29 (c)		7,865,000	7,436,227
2.496% 2/13/31 (c)		8,055,000	7,670,717
2.572% 10/20/32 (c)		860,000	814,180
2.651% 3/11/32 (c)		16,000,000	15,299,706
2.676% 6/19/41 (c)		3,550,000	3,117,205
2.687% 4/22/32 (c)		3,580,000	3,443,088
2.972% 2/4/33 (c)		5,490,000	5,378,167
3.004% 12/20/23 (c)		3,865,000	3,899,350
3.093% 10/1/25 (c)		746,000	755,839
3.3% 1/11/23		3,572,000	3,632,030
3.419% 12/20/28 (c)		8,640,000	8,833,013
3.5% 4/19/26		5,358,000	5,549,796
3.95% 4/21/25		12,493,000	12,955,178
3.97% 3/5/29 (c)		10,565,000	11,044,087
4% 1/22/25		43,905,000	45,583,497
4.078% 4/23/40 (c)		7,865,000	8,227,115
4.1% 7/24/23		13,989,000	14,452,154
4.2% 8/26/24		2,028,000	2,111,550
4.25% 10/22/26		10,727,000	11,326,079
4.271% 7/23/29 (c)		3,660,000	3,898,700
4.45% 3/3/26		2,065,000	2,200,312
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (c)	EUR	2,365,000	2,503,719
2.029% 9/30/27 (b)(c)		1,400,000	1,316,776
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.984% 7/20/22 (b)(c)(f)		8,041,000	8,056,802
Barclays PLC:
2.645% 6/24/31 (c)		2,215,000	2,089,555
2.667% 3/10/32 (c)		10,165,000	9,526,458
2.852% 5/7/26 (c)		10,143,000	10,139,284
4.337% 1/10/28		250,000	263,407
4.836% 5/9/28		6,667,000	7,041,458
4.95% 1/10/47		1,435,000	1,618,761
4.972% 5/16/29 (c)		15,000,000	16,244,168
5.088% 6/20/30 (c)		13,438,000	14,334,217
5.2% 5/12/26		1,701,000	1,823,353
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.323% 1/13/27 (b)(c)(f)		9,875,000	9,283,350
2.159% 9/15/29 (b)(c)		1,870,000	1,731,284
2.219% 6/9/26 (b)(c)		9,163,000	8,977,106
3.132% 1/20/33 (b)(c)		3,670,000	3,550,296
BPCE SA 1.5% 1/13/42 (Reg. S) (c)	EUR	1,200,000	1,273,231
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (c)(f)		4,710,000	4,839,882
1.281% 11/3/25 (c)		3,045,000	2,948,441
1.462% 6/9/27 (c)		4,910,000	4,642,432
2.561% 5/1/32 (c)		3,320,000	3,150,854
2.572% 6/3/31 (c)		3,100,000	2,960,005
2.666% 1/29/31 (c)		18,595,000	17,927,846
2.904% 11/3/42 (c)		470,000	423,569
3.057% 1/25/33 (c)		800,000	788,681
3.07% 2/24/28 (c)		1,565,000	1,577,502
4.075% 4/23/29 (c)		26,430,000	27,808,956
4.3% 11/20/26		2,129,000	2,264,140
4.4% 6/10/25		17,376,000	18,230,256
4.412% 3/31/31 (c)		13,726,000	14,871,679
4.45% 9/29/27		4,630,000	4,944,992
4.6% 3/9/26		3,500,000	3,732,688
4.65% 7/30/45		350,000	398,814
4.75% 5/18/46		10,000,000	11,168,705
5.5% 9/13/25		8,267,000	9,011,778
Citizens Financial Group, Inc. 2.638% 9/30/32		9,574,000	8,878,698
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)		3,419,000	3,413,912
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (c)	GBP	980,000	1,283,583
DNB Bank ASA 1.605% 3/30/28 (b)(c)		4,905,000	4,618,386
First Citizens Bank & Trust Co.:
3.929% 6/19/24 (c)		1,375,000	1,402,410
6.125% 3/9/28		4,840,000	5,533,714
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)		145,000	137,388
HSBC Holdings PLC:
0.976% 5/24/25 (c)		235,000	227,146
1.589% 5/24/27 (c)		860,000	810,826
2.013% 9/22/28 (c)		5,985,000	5,615,574
2.099% 6/4/26 (c)		2,295,000	2,237,396
2.206% 8/17/29 (c)		6,795,000	6,340,244
4.041% 3/13/28 (c)		3,380,000	3,502,359
4.25% 3/14/24		1,872,000	1,939,254
4.292% 9/12/26 (c)		3,000,000	3,129,341
4.95% 3/31/30		1,855,000	2,051,917
ING Groep NV 1.726% 4/1/27 (c)		5,935,000	5,671,798
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)		31,005,000	31,931,570
5.71% 1/15/26 (b)		10,048,000	10,591,270
Japan Bank International Cooperation 3.25% 7/20/23		400,000	409,993
JPMorgan Chase & Co.:
1.47% 9/22/27 (c)		4,565,000	4,308,414
1.578% 4/22/27 (c)		3,395,000	3,246,889
1.764% 11/19/31 (c)		4,860,000	4,370,266
2.005% 3/13/26 (c)		7,285,000	7,164,151
2.522% 4/22/31 (c)		1,725,000	1,650,125
2.525% 11/19/41 (c)		22,775,000	19,634,656
2.545% 11/8/32 (c)		3,985,000	3,807,241
2.58% 4/22/32 (c)		6,910,000	6,619,145
2.739% 10/15/30 (c)		6,665,000	6,511,482
2.776% 4/25/23 (c)		2,000,000	2,003,527
2.947% 2/24/28 (c)		2,035,000	2,046,546
2.956% 5/13/31 (c)		5,386,000	5,237,390
2.963% 1/25/33 (c)		5,190,000	5,129,873
3.509% 1/23/29 (c)		4,150,000	4,257,456
3.875% 9/10/24		250,000	259,260
3.882% 7/24/38 (c)		4,490,000	4,734,354
3.964% 11/15/48 (c)		1,270,000	1,341,576
4.005% 4/23/29 (c)		2,290,000	2,411,737
4.125% 12/15/26		4,475,000	4,760,146
Lloyds Banking Group PLC:
1.627% 5/11/27 (c)		2,000,000	1,897,253
1.985% 12/15/31 (c)	GBP	665,000	840,597
2.907% 11/7/23 (c)		6,555,000	6,601,164
3.87% 7/9/25 (c)		5,375,000	5,532,474
4.375% 3/22/28		1,365,000	1,455,412
NatWest Group PLC:
3.073% 5/22/28 (c)		5,799,000	5,797,014
3.622% 8/14/30 (Reg. S) (c)	GBP	1,900,000	2,563,022
4.269% 3/22/25 (c)		7,301,000	7,549,655
4.8% 4/5/26		15,438,000	16,551,976
5.125% 5/28/24		25,198,000	26,515,300
6% 12/19/23		40,605,000	43,071,501
6.1% 6/10/23		35,526,000	37,233,441
6.125% 12/15/22		5,889,000	6,084,243
NatWest Markets PLC 2.375% 5/21/23 (b)		10,828,000	10,901,218
Peoples United Bank 4% 7/15/24		40,000	41,345
PNC Financial Services Group, Inc. 3.9% 4/29/24		375,000	390,093
Rabobank Nederland 4.375% 8/4/25		7,713,000	8,075,555
Santander UK Group Holdings PLC:
1.089% 3/15/25 (c)		6,685,000	6,484,866
1.673% 6/14/27 (c)		6,825,000	6,451,335
4.796% 11/15/24 (c)		4,025,000	4,189,764
Societe Generale:
1.488% 12/14/26 (b)(c)		9,875,000	9,230,471
2.797% 1/19/28 (b)(c)		1,835,000	1,781,650
3.337% 1/21/33 (b)(c)		1,315,000	1,265,310
4.25% 4/14/25 (b)		21,901,000	22,426,464
4.75% 11/24/25 (b)		830,000	865,308
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23		250,000	257,543
Synchrony Bank 3% 6/15/22		5,477,000	5,500,029
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (c)	EUR	1,880,000	2,009,112
3.127% 6/3/32 (b)(c)		2,515,000	2,292,794
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (c)	GBP	600,000	841,871
Wells Fargo & Co.:
2.164% 2/11/26 (c)		5,410,000	5,344,141
2.188% 4/30/26 (c)		4,250,000	4,193,874
2.406% 10/30/25 (c)		11,995,000	11,956,177
2.572% 2/11/31 (c)		760,000	728,796
2.879% 10/30/30 (c)		12,865,000	12,660,305
3% 2/19/25		4,610,000	4,698,097
3.35% 3/2/33 (c)		8,765,000	8,876,960
4.125% 8/15/23		280,000	288,826
4.3% 7/22/27		21,880,000	23,348,712
4.478% 4/4/31 (c)		24,095,000	26,300,523
4.65% 11/4/44		1,335,000	1,466,259
5.013% 4/4/51 (c)		3,500,000	4,309,863
Westpac Banking Corp. 4.11% 7/24/34 (c)		4,937,000	5,097,621
			980,259,940
Capital Markets - 1.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24		1,847,000	1,925,668
Ares Capital Corp.:
3.875% 1/15/26		13,816,000	14,007,259
4.2% 6/10/24		12,032,000	12,428,470
Bank of New York Mellon Corp. 3.4% 5/15/24		750,000	773,539
Coinbase Global, Inc.:
3.375% 10/1/28 (b)		285,000	259,675
3.625% 10/1/31 (b)		285,000	251,021
Credit Suisse Group AG:
1.305% 2/2/27 (b)(c)		6,900,000	6,395,255
2.125% 11/15/29 (Reg. S) (c)	GBP	700,000	882,418
2.193% 6/5/26 (b)(c)		4,965,000	4,822,225
2.593% 9/11/25 (b)(c)		13,060,000	12,995,058
3.091% 5/14/32 (b)(c)		12,305,000	11,667,904
3.75% 3/26/25		15,667,000	16,068,595
4.194% 4/1/31 (b)(c)		13,355,000	13,869,807
4.282% 1/9/28 (b)		1,250,000	1,299,996
4.55% 4/17/26		7,159,000	7,559,845
CyrusOne LP/CyrusOne Finance Corp.:
2.15% 11/1/30		1,000,000	970,820
2.9% 11/15/24		4,000,000	4,045,600
Deutsche Bank AG 4.5% 4/1/25		13,996,000	14,388,090
Deutsche Bank AG New York Branch 3.3% 11/16/22		10,180,000	10,288,655
Goldman Sachs Group, Inc.:
1.217% 12/6/23		7,855,000	7,762,763
1.431% 3/9/27 (c)		15,505,000	14,647,633
1.948% 10/21/27 (c)		6,735,000	6,453,139
1.992% 1/27/32 (c)		5,275,000	4,755,824
2.383% 7/21/32 (c)		10,590,000	9,816,571
3.102% 2/24/33 (c)		6,395,000	6,295,122
3.2% 2/23/23		2,275,000	2,302,887
3.814% 4/23/29 (c)		7,695,000	7,986,126
4.017% 10/31/38 (c)		6,495,000	6,848,965
4.223% 5/1/29 (c)		3,395,000	3,598,937
6.75% 10/1/37		50,954,000	66,948,544
Hightower Holding LLC 6.75% 4/15/29 (b)		350,000	350,000
Intercontinental Exchange, Inc.:
1.85% 9/15/32		3,475,000	3,092,448
3.75% 12/1/25		3,162,000	3,320,203
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		65,000	63,375
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.625% 10/15/31		5,530,000	5,137,767
Jefferies Group, Inc. 2.75% 10/15/32		1,255,000	1,152,763
LPL Holdings, Inc. 4% 3/15/29 (b)		445,000	432,206
Macquarie Group Ltd.:
1.34% 1/12/27 (b)(c)		5,861,000	5,540,262
2.871% 1/14/33 (b)(c)		1,690,000	1,596,660
3.189% 11/28/23 (b)(c)		1,885,000	1,902,331
Morgan Stanley:
1.512% 7/20/27 (c)		10,390,000	9,843,046
1.794% 2/13/32 (c)		6,165,000	5,502,919
2.239% 7/21/32 (c)		2,245,000	2,066,870
2.511% 10/20/32 (c)		3,820,000	3,606,778
2.699% 1/22/31 (c)		24,040,000	23,260,095
2.943% 1/21/33 (c)		15,745,000	15,418,449
3.125% 7/27/26		37,616,000	38,344,048
3.622% 4/1/31 (c)		13,084,000	13,526,240
3.7% 10/23/24		21,259,000	21,973,002
3.772% 1/24/29 (c)		3,945,000	4,094,954
3.875% 1/27/26		540,000	563,459
4% 7/23/25		1,000,000	1,047,348
4.35% 9/8/26		2,070,000	2,198,188
4.431% 1/23/30 (c)		2,525,000	2,723,991
5% 11/24/25		40,891,000	44,194,445
MSCI, Inc. 3.25% 8/15/33 (b)		90,000	85,145
Nomura Holdings, Inc.:
2.608% 7/14/31		955,000	891,062
2.648% 1/16/25		1,075,000	1,078,036
State Street Corp.:
2.2% 3/3/31		12,290,000	11,579,410
2.825% 3/30/23 (c)		887,000	887,779
2.901% 3/30/26 (c)		833,000	845,854
UBS AG London Branch 0.7% 8/9/24 (b)		4,415,000	4,268,697
			502,904,241
Consumer Finance - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		10,272,000	9,968,963
2.45% 10/29/26		3,749,000	3,616,950
2.875% 8/14/24		7,954,000	7,960,359
3% 10/29/28		11,826,000	11,390,436
3.15% 2/15/24		2,065,000	2,081,948
3.3% 1/30/32		4,200,000	3,987,379
3.5% 5/26/22		393,000	394,643
4.125% 7/3/23		5,132,000	5,246,600
4.45% 4/3/26		4,282,000	4,471,272
4.875% 1/16/24		11,491,000	11,926,275
6.5% 7/15/25		4,320,000	4,759,341
Ally Financial, Inc.:
1.45% 10/2/23		2,261,000	2,232,514
3.05% 6/5/23		11,748,000	11,887,454
3.875% 5/21/24		6,322,000	6,506,390
5.125% 9/30/24		2,688,000	2,848,349
5.8% 5/1/25		6,894,000	7,460,427
Capital One Financial Corp.:
1.343% 12/6/24 (c)		4,720,000	4,648,946
3.65% 5/11/27		15,820,000	16,382,617
3.8% 1/31/28		7,795,000	8,116,319
Discover Financial Services:
3.95% 11/6/24		8,102,000	8,408,249
4.1% 2/9/27		645,000	676,467
4.5% 1/30/26		6,463,000	6,878,124
First Cash Financial Services, Inc. 5.625% 1/1/30 (b)		1,500,000	1,489,500
Ford Motor Credit Co. LLC:
2.9% 2/16/28		275,000	260,398
4% 11/13/30		345,000	342,240
4.063% 11/1/24		22,139,000	22,465,506
4.125% 8/17/27		185,000	186,341
4.271% 1/9/27		85,000	85,638
4.687% 6/9/25		180,000	185,526
5.113% 5/3/29		400,000	421,676
5.125% 6/16/25		135,000	141,210
5.584% 3/18/24		8,575,000	8,918,000
GE Capital International Funding Co. 4.418% 11/15/35		4,646,000	5,222,974
John Deere Capital Corp. 2.65% 6/24/24		615,000	624,784
OneMain Finance Corp.:
4% 9/15/30		500,000	456,023
5.375% 11/15/29		1,679,000	1,688,839
6.875% 3/15/25		1,165,000	1,243,166
Synchrony Financial:
2.85% 7/25/22		2,029,000	2,039,606
3.95% 12/1/27		8,719,000	8,981,981
4.25% 8/15/24		6,050,000	6,270,095
4.375% 3/19/24		7,165,000	7,408,875
5.15% 3/19/29		13,451,000	14,624,605
			224,907,005
Diversified Financial Services - 0.2%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,500,000	2,432,500
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31		940,000	891,500
Athene Global Funding:
1.608% 6/29/26 (b)		3,350,000	3,183,136
2.717% 1/7/29 (b)		4,805,000	4,633,562
Brixmor Operating Partnership LP:
2.5% 8/16/31		1,470,000	1,358,749
4.05% 7/1/30		12,288,000	12,748,111
4.125% 6/15/26		5,706,000	6,030,096
4.125% 5/15/29		6,724,000	7,110,533
Equitable Holdings, Inc. 3.9% 4/20/23		827,000	846,222
Greystone Commercial Capital Trust 1 month U.S. LIBOR + 2.270% 2.3897% 5/31/25 (b)(c)(e)(f)		7,700,000	7,700,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27		140,000	138,950
6.25% 5/15/26		2,209,000	2,228,251
6.375% 12/15/25		205,000	206,635
Indian Railway Finance Corp. Ltd. 3.57% 1/21/32 (b)		1,010,000	980,033
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,145,000	1,220,924
M&G PLC 5.625% 10/20/51 (Reg. S) (c)	GBP	830,000	1,204,157
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		8,593,000	8,997,773
Pine Street Trust I 4.572% 2/15/29 (b)		7,798,000	8,389,759
Pine Street Trust II 5.568% 2/15/49 (b)		7,800,000	9,270,190
Power Finance Corp. Ltd.:
1.841% 9/21/28 (Reg. S)	EUR	2,400,000	2,614,138
6.15% 12/6/28 (b)		3,050,000	3,431,822
Sasol Financing International PLC 4.5% 11/14/22		1,790,000	1,794,153
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		495,000	455,400
			87,866,594
Insurance - 0.2%
ACE INA Holdings, Inc.:
2.7% 3/13/23		145,000	146,620
3.15% 3/15/25		1,765,000	1,816,341
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (c)	EUR	395,000	410,542
American International Group, Inc. 4.5% 7/16/44		3,015,000	3,345,024
Aon Corp. 2.8% 5/15/30		3,670,000	3,610,429
Arch Capital Finance LLC 4.011% 12/15/26		2,320,000	2,468,788
Arthur J. Gallagher & Co. 3.05% 3/9/52		3,030,000	2,575,409
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50		120,000	107,277
1.777% 11/15/30		870,000	800,341
CNA Financial Corp.:
3.9% 5/1/29		1,400,000	1,486,769
3.95% 5/15/24		1,400,000	1,444,138
Credit Agricole Assurances SA 4.75% 9/27/48 (c)	EUR	1,200,000	1,483,188
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		3,225,000	3,384,315
Everest Reinsurance Holdings, Inc. 3.5% 10/15/50		1,225,000	1,147,756
Fairfax Financial Holdings Ltd. 3.375% 3/3/31		4,595,000	4,541,974
Farmers Exchange Capital II 6.151% 11/1/53 (b)(c)		1,500,000	1,824,371
Farmers Exchange Capital III 5.454% 10/15/54 (b)(c)		3,335,000	3,889,878
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (c)	EUR	500,000	564,701
Five Corners Funding Trust II 2.85% 5/15/30 (b)		11,420,000	11,240,702
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		9,380,000	10,425,252
Lincoln National Corp.:
3.05% 1/15/30		130,000	129,486
4.35% 3/1/48		165,000	178,246
6.3% 10/9/37		110,000	141,921
Markel Corp.:
3.45% 5/7/52		690,000	636,332
4.15% 9/17/50		445,000	461,984
4.3% 11/1/47		650,000	691,081
Marsh & McLennan Companies, Inc.:
2.375% 12/15/31		1,735,000	1,638,028
3.5% 6/3/24		1,140,000	1,173,494
Nationwide Mutual Insurance Co. 3 month U.S. LIBOR + 2.290% 2.4928% 12/15/24 (b)(c)(f)		5,490,000	5,492,531
New York Life Insurance Co. 3.75% 5/15/50 (b)		2,630,000	2,702,068
Pricoa Global Funding I 5.375% 5/15/45 (c)		5,278,000	5,402,877
Protective Life Global Funding 1.9% 7/6/28 (b)		2,595,000	2,469,535
Prudential PLC 2.95% 11/3/33 (Reg. S) (c)		2,100,000	1,960,875
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (c)	GBP	950,000	1,152,702
6.75% 12/2/44 (Reg. S) (c)		2,025,000	2,156,625
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		165,000	158,738
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)		3,200,000	3,388,128
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (b)		3,310,000	3,102,885
4.375% 9/15/54 (b)(c)		2,100,000	2,137,751
The Chubb Corp. 6% 5/11/37		130,000	172,151
Unum Group:
4% 6/15/29		5,961,000	6,297,447
5.75% 8/15/42		2,238,000	2,496,094
Willis Group North America, Inc. 2.95% 9/15/29		4,385,000	4,295,118
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (c)		900,000	833,526
			105,983,438
Thrifts & Mortgage Finance - 0.0%
Home Point Capital, Inc. 5% 2/1/26 (b)		275,000	226,875
Nationstar Mortgage Holdings, Inc. 6% 1/15/27 (b)		500,000	507,500
Nationwide Building Society:
3.622% 4/26/23 (b)(c)		3,265,000	3,274,467
3.766% 3/8/24 (b)(c)		1,970,000	2,001,612
4.363% 8/1/24 (b)(c)		2,510,000	2,581,297
PennyMac Financial Services, Inc. 4.25% 2/15/29 (b)		1,200,000	1,074,000
			9,665,751

TOTAL FINANCIALS			1,911,586,969

HEALTH CARE - 1.0%
Biotechnology - 0.1%
AbbVie, Inc.:
3.25% 10/1/22		2,670,000	2,687,783
4.05% 11/21/39		18,245,000	19,150,576
4.25% 11/21/49		890,000	946,366
4.4% 11/6/42		3,405,000	3,671,023
4.55% 3/15/35		400,000	440,569
4.7% 5/14/45		4,525,000	5,015,731
4.875% 11/14/48		335,000	384,789
Amgen, Inc.:
2.6% 8/19/26		3,835,000	3,866,198
2.8% 8/15/41		1,870,000	1,649,761
3.35% 2/22/32		980,000	1,003,692
4.4% 5/1/45		1,450,000	1,540,608
4.4% 2/22/62		1,565,000	1,645,443
4.663% 6/15/51		120,000	134,312
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		494,000	441,888
Gilead Sciences, Inc. 4.5% 2/1/45		565,000	611,346
Grifols Escrow Issuer SA 4.75% 10/15/28 (b)		1,200,000	1,131,000
Regeneron Pharmaceuticals, Inc. 2.8% 9/15/50		505,000	417,108
			44,738,193
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 3% 9/23/29 (b)		4,500,000	4,456,771
Avantor Funding, Inc.:
3.875% 7/15/28 (Reg. S)	EUR	2,500,000	2,745,958
4.625% 7/15/28 (b)		380,000	385,700
Becton, Dickinson & Co.:
1.957% 2/11/31		3,000,000	2,725,657
2.823% 5/20/30		1,695,000	1,665,527
3.7% 6/6/27		118,000	123,692
3.734% 12/15/24		1,734,000	1,792,828
Fresenius U.S. Finance II, Inc. 4.5% 1/15/23 (b)		4,787,000	4,865,850
Hologic, Inc. 3.25% 2/15/29 (b)		225,000	213,188
Mozart Debt Merger Sub, Inc.:
3.875% 4/1/29 (b)		2,100,000	1,992,554
5.25% 10/1/29 (b)		425,000	405,875
Stryker Corp.:
3.375% 5/15/24		535,000	547,974
3.375% 11/1/25		430,000	443,832
3.5% 3/15/26		675,000	700,838
3.65% 3/7/28		4,060,000	4,249,336
Teleflex, Inc. 4.25% 6/1/28 (b)		60,000	59,250
			27,374,830
Health Care Providers & Services - 0.5%
180 Medical, Inc. 3.875% 10/15/29 (b)		200,000	192,000
AHS Hospital Corp. 2.78% 7/1/51		315,000	275,462
AmerisourceBergen Corp. 2.7% 3/15/31		5,980,000	5,760,962
Anthem, Inc.:
3.125% 5/15/50		3,750,000	3,403,275
3.3% 1/15/23		3,395,000	3,446,717
3.65% 12/1/27		2,900,000	3,040,790
4.625% 5/15/42		1,220,000	1,361,862
Ascension Health:
2.532% 11/15/29		295,000	293,747
3.106% 11/15/39		610,000	600,843
BayCare Health System, Inc. 3.831% 11/15/50		2,320,000	2,521,267
Centene Corp.:
2.45% 7/15/28		7,280,000	6,856,595
2.625% 8/1/31		2,980,000	2,747,739
3% 10/15/30		1,638,000	1,561,335
3.375% 2/15/30		5,670,000	5,440,195
4.25% 12/15/27		5,825,000	5,962,761
4.625% 12/15/29		7,750,000	7,982,500
Children's Health System of Texas 2.511% 8/15/50		360,000	299,263
Childrens Hospital Corp. 4.115% 1/1/47		265,000	297,899
Cigna Corp.:
2.4% 3/15/30		4,045,000	3,845,946
3.25% 4/15/25		355,000	362,562
3.4% 3/15/50		1,735,000	1,587,113
3.4% 3/15/51		4,490,000	4,097,293
4.375% 10/15/28		14,599,000	15,823,344
4.5% 2/25/26		4,665,000	4,993,201
4.8% 7/15/46		2,375,000	2,650,710
CommonSpirit Health:
2.76% 10/1/24		575,000	579,977
2.782% 10/1/30		695,000	678,189
3.347% 10/1/29		1,500,000	1,514,450
4.35% 11/1/42		2,500,000	2,635,956
Community Health Systems, Inc. 4.75% 2/15/31 (b)		560,000	527,100
CVS Health Corp.:
2.7% 8/21/40		9,385,000	8,192,093
3.625% 4/1/27		2,341,000	2,453,045
4.3% 3/25/28		653,000	704,950
4.78% 3/25/38		1,320,000	1,476,107
5.05% 3/25/48		8,960,000	10,462,290
5.125% 7/20/45		1,565,000	1,811,978
5.3% 12/5/43		905,000	1,076,657
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (b)		1,900,000	1,736,125
4.625% 6/1/30 (b)		125,000	119,844
Fresenius Medical Care U.S. Finance III, Inc. 1.875% 12/1/26 (b)		660,000	632,017
HCA Holdings, Inc.:
2.375% 7/15/31		1,040,000	956,256
3.5% 9/1/30		525,000	519,750
3.5% 7/15/51		5,320,000	4,729,912
4.125% 6/15/29		5,911,000	6,195,090
4.5% 2/15/27		1,050,000	1,112,833
4.75% 5/1/23		205,000	210,952
5% 3/15/24		875,000	919,434
5.25% 6/15/49		5,250,000	5,971,999
5.375% 2/1/25		305,000	322,998
5.625% 9/1/28		2,000,000	2,216,040
5.875% 2/15/26		1,135,000	1,226,652
7.75% 7/15/36		2,700,000	3,510,000
HealthEquity, Inc. 4.5% 10/1/29 (b)		1,645,000	1,565,793
Humana, Inc.:
2.15% 2/3/32		670,000	615,604
3.125% 8/15/29		2,600,000	2,613,355
Kaiser Foundation Hospitals:
2.81% 6/1/41		6,695,000	6,188,508
3.002% 6/1/51		975,000	903,746
4.15% 5/1/47		200,000	222,744
Laboratory Corp. of America Holdings:
3.25% 9/1/24		1,020,000	1,040,537
3.6% 2/1/25		810,000	832,629
MEDNAX, Inc. 5.375% 2/15/30 (b)		170,000	169,150
Memorial Sloan-Kettring Cancer Center:
2.955% 1/1/50		290,000	265,017
4.2% 7/1/55		140,000	164,318
5% 7/1/42		225,000	280,226
Methodist Hospital 2.705% 12/1/50		820,000	709,789
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		1,787,000	1,682,282
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)		6,245,000	6,135,713
3.875% 5/15/32 (b)		155,000	151,853
Mount Sinai Hospital 3.737% 7/1/49		460,000	470,168
New York & Presbyterian Hospital:
4.024% 8/1/45		600,000	669,584
4.063% 8/1/56		390,000	448,103
Nidda Healthcare Holding AG 3.5% 9/30/24 (Reg. S)	EUR	3,000,000	3,119,838
NYU Hospitals Center 4.368% 7/1/47		810,000	891,397
OhioHealth Corp. 2.297% 11/15/31		8,505,000	8,135,374
Owens & Minor, Inc. 4.5% 3/31/29 (b)		65,000	61,291
PeaceHealth Obligated Group 1.375% 11/15/25		165,000	159,107
Piedmont Healthcare, Inc.:
2.719% 1/1/42		1,780,000	1,588,015
2.864% 1/1/52		1,055,000	930,252
Prime Healthcare Services 7.25% 11/1/25 (b)		1,325,000	1,355,131
Providence St. Joseph Health Obligated Group:
2.532% 10/1/29		2,405,000	2,366,437
2.746% 10/1/26		180,000	183,830
Quest Diagnostics, Inc.:
4.7% 3/30/45		100,000	113,667
5.75% 1/30/40		68,000	81,334
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		325,000	317,688
Sabra Health Care LP 3.2% 12/1/31		8,499,000	7,904,364
Sentara Healthcare 2.927% 11/1/51		565,000	531,324
Stanford Health Care 3.027% 8/15/51		680,000	635,508
Sutter Health 4.091% 8/15/48		1,240,000	1,341,667
Tenet Healthcare Corp.:
4.375% 1/15/30 (b)		3,100,000	2,992,213
4.625% 7/15/24		99,000	99,306
4.875% 1/1/26 (b)		1,160,000	1,167,888
5.125% 11/1/27 (b)		5,000,000	5,096,500
Toledo Hospital 5.325% 11/15/28		2,792,000	3,053,737
UnitedHealth Group, Inc.:
3.05% 5/15/41		1,080,000	1,036,367
3.25% 5/15/51		2,592,000	2,516,979
3.875% 8/15/59		30,000	31,622
4.25% 4/15/47		770,000	855,351
4.25% 6/15/48		575,000	641,461
6.875% 2/15/38		700,000	995,389
			221,230,231
Health Care Technology - 0.0%
IQVIA, Inc.:
1.75% 3/15/26 (b)	EUR	625,000	670,585
5% 10/15/26 (b)		230,000	234,733
			905,318
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc. 2.3% 3/12/31		1,245,000	1,163,825
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		75,000	72,090
4.25% 5/1/28 (b)		330,000	327,113
Danaher Corp. 2.8% 12/10/51		665,000	588,256
Thermo Fisher Scientific, Inc. 2.8% 10/15/41		520,000	478,755
			2,630,039
Pharmaceuticals - 0.3%
AstraZeneca Finance LLC 2.25% 5/28/31		635,000	610,057
Bausch Health Companies, Inc.:
5% 2/15/29 (b)		400,000	323,774
5.25% 2/15/31 (b)		5,621,000	4,468,695
6.25% 2/15/29 (b)		1,500,000	1,278,990
Bayer AG 2.375% 4/2/75 (Reg. S) (c)	EUR	2,285,000	2,562,056
Bayer U.S. Finance II LLC:
2.2% 7/15/22 (b)		2,100,000	2,100,514
2.85% 4/15/25 (b)		850,000	849,493
4.25% 12/15/25 (b)		54,704,000	57,449,639
4.4% 7/15/44 (b)		3,231,000	3,285,514
4.625% 6/25/38 (b)		570,000	613,340
4.875% 6/25/48 (b)		4,430,000	4,851,221
Bristol-Myers Squibb Co.:
2.95% 3/15/32 (g)		1,590,000	1,610,592
4.25% 10/26/49		3,280,000	3,667,988
5% 8/15/45		672,000	822,545
Catalent Pharma Solutions:
3.125% 2/15/29 (b)		275,000	254,719
3.5% 4/1/30 (b)		220,000	204,798
Elanco Animal Health, Inc.:
5.272% 8/28/23 (c)		4,020,000	4,140,600
5.9% 8/28/28 (c)		1,693,000	1,828,948
GlaxoSmithKline Capital PLC 2.85% 5/8/22		710,000	712,168
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23		875,000	886,942
Jazz Securities DAC 4.375% 1/15/29 (b)		95,000	94,094
Johnson & Johnson 3.625% 3/3/37		1,260,000	1,360,330
Merck & Co., Inc. 3.4% 3/7/29		1,400,000	1,475,238
Mylan NV:
4.2% 11/29/23		1,100,000	1,131,907
5.2% 4/15/48		1,780,000	1,916,448
5.4% 11/29/43		1,480,000	1,588,441
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		65,000	63,935
5.125% 4/30/31 (b)		3,010,000	3,004,793
Pfizer, Inc. 2.55% 5/28/40		1,380,000	1,261,373
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30		3,100,000	2,875,959
3.025% 7/9/40		910,000	821,636
Utah Acquisition Sub, Inc.:
3.95% 6/15/26		2,804,000	2,895,332
5.25% 6/15/46		190,000	201,148
Viatris, Inc.:
1.65% 6/22/25		1,160,000	1,120,724
2.7% 6/22/30		5,898,000	5,505,752
3.85% 6/22/40		12,889,000	12,081,909
4% 6/22/50		6,222,000	5,517,508
Wyeth LLC 6.45% 2/1/24		1,875,000	2,036,426
Zoetis, Inc. 3.25% 2/1/23		5,975,000	6,032,755
			143,508,301

TOTAL HEALTH CARE			440,386,912

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 3.85% 12/15/25 (b)		5,718,000	5,981,812
BAE Systems PLC 3.4% 4/15/30 (b)		2,985,000	3,047,350
Bombardier, Inc.:
6% 2/15/28 (b)		3,750,000	3,581,288
7.125% 6/15/26 (b)		2,780,000	2,776,525
7.875% 4/15/27 (b)		4,360,000	4,385,179
BWX Technologies, Inc.:
4.125% 6/30/28 (b)		200,000	194,000
4.125% 4/15/29 (b)		325,000	315,250
General Dynamics Corp.:
2.25% 11/15/22		650,000	654,746
3.25% 4/1/25		1,905,000	1,965,788
Howmet Aerospace, Inc.:
5.95% 2/1/37		575,000	636,163
6.75% 1/15/28		345,000	383,690
Lockheed Martin Corp. 2.9% 3/1/25		1,345,000	1,378,502
Moog, Inc. 4.25% 12/15/27 (b)		360,000	352,933
Northrop Grumman Corp. 4.75% 6/1/43		545,000	627,172
Raytheon Technologies Corp. 4.125% 11/16/28		490,000	529,443
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,085,000	1,382,169
Textron, Inc. 2.45% 3/15/31		2,145,000	2,009,803
The Boeing Co.:
1.167% 2/4/23		4,000,000	3,983,781
1.433% 2/4/24		1,000,000	983,687
2.196% 2/4/26		3,915,000	3,819,887
2.25% 6/15/26		810,000	792,573
3.6% 5/1/34		2,100,000	2,035,476
3.625% 2/1/31		12,650,000	12,757,879
4.508% 5/1/23		1,500,000	1,541,243
4.875% 5/1/25		2,035,000	2,163,374
5.04% 5/1/27		4,430,000	4,812,522
5.15% 5/1/30		4,430,000	4,893,128
5.805% 5/1/50		5,935,000	7,050,833
5.93% 5/1/60		4,430,000	5,260,262
TransDigm, Inc.:
4.875% 5/1/29		220,000	209,000
6.25% 3/15/26 (b)		915,000	941,306
7.5% 3/15/27		40,000	41,350
8% 12/15/25 (b)		465,000	485,562
			81,973,676
Air Freight & Logistics - 0.0%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)		160,000	154,800
Airlines - 0.0%
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29		412,830	406,302
Mexico City Airport Trust:
4.25% 10/31/26 (b)		4,270,000	4,290,283
5.5% 7/31/47 (b)		2,250,000	2,015,348
Southwest Airlines Co.:
2.625% 2/10/30		735,000	699,328
4.75% 5/4/23		2,025,000	2,093,144
5.125% 6/15/27		5,340,000	5,919,924
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27		128,747	131,855
United Airlines, Inc.:
4.15% 10/11/25		497,303	507,245
4.375% 4/15/26 (b)		1,740,000	1,735,546
4.625% 4/15/29 (b)		370,000	360,933
			18,159,908
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		500,000	503,730
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		110,000	105,591
Carlisle Companies, Inc. 2.2% 3/1/32		1,890,000	1,707,745
Owens Corning:
3.95% 8/15/29		150,000	156,577
4.3% 7/15/47		5,310,000	5,606,164
Standard Industries, Inc./New Jersey 4.75% 1/15/28 (b)		3,618,000	3,550,163
			11,629,970
Commercial Services & Supplies - 0.0%
ADT Corp.:
4.125% 8/1/29 (b)		115,000	108,429
4.875% 7/15/32 (b)		615,000	573,488
Advocate Health & Hospitals Corp. 3.387% 10/15/49		510,000	506,520
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (b)		1,175,000	1,092,750
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (b)		830,000	788,251
4.625% 6/1/28 (b)		520,000	486,580
Cintas Corp. No. 2 3.7% 4/1/27		1,035,000	1,092,927
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		60,000	58,800
Madison IAQ LLC 4.125% 6/30/28 (b)		605,000	572,321
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (b)		115,000	115,880
Nielsen Finance LLC/Nielsen Finance Co. 5.625% 10/1/28 (b)		205,000	198,103
Pitney Bowes, Inc.:
6.875% 3/15/27 (b)		55,000	51,763
7.25% 3/15/29 (b)		110,000	104,407
PowerTeam Services LLC 9.033% 12/4/25 (b)		1,108,000	1,110,992
Stericycle, Inc. 3.875% 1/15/29 (b)		530,000	493,563
Waste Management, Inc. 2.9% 9/15/22		375,000	376,949
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (b)		1,500,000	1,414,500
			9,146,223
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,380,000	1,414,500
Arcosa, Inc. 4.375% 4/15/29 (b)		65,000	61,588
Dycom Industries, Inc. 4.5% 4/15/29 (b)		165,000	158,813
Pike Corp. 5.5% 9/1/28 (b)		565,000	543,813
			2,178,714
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22		115,000	115,339
Sensata Technologies BV:
4% 4/15/29 (b)		170,000	163,200
4.875% 10/15/23 (b)		300,000	307,500
Vertiv Group Corp. 4.125% 11/15/28 (b)		280,000	256,900
Wesco Distribution, Inc.:
7.125% 6/15/25 (b)		1,500,000	1,570,890
7.25% 6/15/28 (b)		1,250,000	1,342,075
			3,755,904
Machinery - 0.1%
Flowserve Corp. 2.8% 1/15/32		405,000	372,760
Fortive Corp. 3.15% 6/15/26		275,000	283,857
Pentair Finance SA 4.5% 7/1/29		7,920,000	8,581,353
Westinghouse Air Brake Tech Co.:
3.45% 11/15/26		1,140,000	1,153,833
4.95% 9/15/28		8,835,000	9,604,394
			19,996,197
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		115,000	109,538
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		110,000	108,625
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		320,000	313,226
4% 7/1/29 (b)		45,000	44,402
Equifax, Inc.:
2.35% 9/15/31		475,000	436,375
2.6% 12/1/24		1,845,000	1,859,103
IHS Markit Ltd.:
4% 3/1/26 (b)		1,195,000	1,267,724
4.125% 8/1/23		365,000	369,561
5% 11/1/22 (b)		11,013,000	11,196,078
TriNet Group, Inc. 3.5% 3/1/29 (b)		165,000	155,220
Verisk Analytics, Inc. 4.125% 9/12/22		690,000	701,043
			16,451,357
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	950,000	1,092,444
CSX Corp. 6.15% 5/1/37		1,375,000	1,784,993
Union Pacific Corp.:
2.973% 9/16/62		200,000	172,256
3.25% 2/5/50		1,245,000	1,195,537
3.5% 2/14/53		1,565,000	1,570,944
3.6% 9/15/37		1,015,000	1,042,206
3.799% 4/6/71		315,000	317,404
XPO Logistics, Inc. 6.25% 5/1/25 (b)		1,810,000	1,877,187
			9,052,971
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23		1,711,000	1,719,619
3% 9/15/23		800,000	808,311
3.375% 7/1/25		7,608,000	7,696,583
4.25% 2/1/24		7,846,000	8,101,577
4.25% 9/15/24		9,907,000	10,267,103
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	600,000	794,774
United Rentals North America, Inc.:
3.75% 1/15/32		825,000	785,813
3.875% 2/15/31		400,000	386,500
4.875% 1/15/28		2,000,000	2,041,180
			32,601,460
Transportation Infrastructure - 0.1%
Aeroporti di Roma SPA 1.75% 7/30/31 (Reg. S)	EUR	745,000	782,144
Airport Authority Hong Kong 3.25% 1/12/52 (b)		3,190,000	2,994,134
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	1,000,000	1,032,133
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (b)		6,046,000	5,661,530
3.625% 5/1/22 (b)		2,155,000	2,158,842
3.95% 7/1/24 (b)		2,862,000	2,928,146
4.375% 5/1/26 (b)		3,477,000	3,580,510
5.25% 5/15/24 (b)		4,140,000	4,326,097
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,985,000	2,548,629
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	313,253
			26,325,418

TOTAL INDUSTRIALS			231,536,136

INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	1,600,000	1,638,557
Cisco Systems, Inc. 3% 6/15/22		310,000	312,113
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		230,000	217,996
			2,168,666
Electronic Equipment & Components - 0.0%
Dell International LLC/EMC Corp.:
5.45% 6/15/23		1,627,000	1,693,559
6.02% 6/15/26		2,112,000	2,356,673
II-VI, Inc. 5% 12/15/29 (b)		70,000	69,924
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		590,000	548,700
TD SYNNEX Corp. 1.75% 8/9/26 (b)		6,930,000	6,580,476
Teledyne Technologies, Inc.:
2.25% 4/1/28		1,675,000	1,626,723
2.75% 4/1/31		4,505,000	4,348,070
TTM Technologies, Inc. 4% 3/1/29 (b)		130,000	119,925
			17,344,050
IT Services - 0.1%
Austin BidCo, Inc. 7.125% 12/15/28 (b)		60,000	58,650
Automatic Data Processing, Inc. 1.7% 5/15/28		695,000	668,851
Block, Inc. 2.75% 6/1/26 (b)		110,000	106,700
Fidelity National Information Services, Inc. 3.1% 3/1/41		3,540,000	3,192,786
Fiserv, Inc.:
2.75% 7/1/24		105,000	106,068
3.5% 7/1/29		7,395,000	7,493,038
3.85% 6/1/25		1,490,000	1,550,138
Gartner, Inc.:
3.625% 6/15/29 (b)		65,000	63,065
3.75% 10/1/30 (b)		105,000	102,144
4.5% 7/1/28 (b)		165,000	167,150
Genpact Luxembourg SARL / Genpact U.S.A., Inc. 1.75% 4/10/26		960,000	929,846
Global Payments, Inc. 1.5% 11/15/24		3,500,000	3,417,218
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		330,000	312,566
IBM Corp. 2.85% 5/15/40		480,000	437,218
MasterCard, Inc. 3.375% 4/1/24		870,000	898,639
Nexi SpA 2.125% 4/30/29 (Reg. S)	EUR	3,350,000	3,375,348
Tempo Acquisition LLC 5.75% 6/1/25 (b)		5,000,000	5,100,000
Twilio, Inc.:
3.625% 3/15/29		80,000	76,445
3.875% 3/15/31		85,000	79,804
Visa, Inc. 2.7% 4/15/40		145,000	136,339
			28,272,013
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.:
1.95% 2/15/28 (b)		1,620,000	1,527,277
2.45% 2/15/31 (b)		12,129,000	11,204,418
2.6% 2/15/33 (b)		12,129,000	11,069,110
3.137% 11/15/35 (b)		1,213,000	1,123,501
3.419% 4/15/33 (b)		5,482,000	5,345,679
3.469% 4/15/34 (b)		1,000,000	965,324
3.5% 2/15/41 (b)		19,161,000	17,667,394
3.75% 2/15/51 (b)		5,224,000	4,874,532
4.11% 9/15/28		2,135,000	2,243,138
Entegris, Inc.:
3.625% 5/1/29 (b)		275,000	257,813
4.375% 4/15/28 (b)		325,000	318,500
Intel Corp. 3.05% 8/12/51		2,688,000	2,441,209
onsemi 3.875% 9/1/28 (b)		125,000	123,906
Qorvo, Inc. 4.375% 10/15/29		200,000	202,250
Teledyne FLIR LLC 2.5% 8/1/30		245,000	230,219
			59,594,270
Software - 0.1%
CDK Global, Inc. 4.875% 6/1/27		500,000	512,025
Crowdstrike Holdings, Inc. 3% 2/15/29		125,000	117,188
Fair Isaac Corp. 4% 6/15/28 (b)		500,000	490,625
Intuit, Inc. 1.35% 7/15/27		200,000	189,217
Microsoft Corp. 2.921% 3/17/52		2,827,000	2,699,288
MicroStrategy, Inc. 6.125% 6/15/28 (b)		115,000	110,400
NortonLifeLock, Inc. 5% 4/15/25 (b)		370,000	370,178
Nuance Communications, Inc. 5.625% 12/15/26		600,000	616,614
Open Text Corp.:
3.875% 2/15/28 (b)		490,000	474,443
3.875% 12/1/29 (b)		55,000	51,908
Oracle Corp.:
2.5% 4/1/25		6,499,000	6,490,266
2.8% 4/1/27		9,449,000	9,393,740
2.95% 5/15/25		1,185,000	1,193,808
3.6% 4/1/50		1,300,000	1,130,113
3.85% 4/1/60		6,500,000	5,601,940
3.95% 3/25/51		5,494,000	5,032,731
4.125% 5/15/45		770,000	716,057
ServiceNow, Inc. 1.4% 9/1/30		1,005,000	888,794
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		775,000	796,514
			36,875,849
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
2.7% 8/5/51		2,700,000	2,419,118
3.25% 2/23/26		6,985,000	7,292,117
3.85% 8/4/46		1,420,000	1,513,708
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (c)		5,700,000	5,783,072
			17,008,015

TOTAL INFORMATION TECHNOLOGY			161,262,863

MATERIALS - 0.3%
Chemicals - 0.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		240,000	240,600
CF Industries Holdings, Inc.:
4.95% 6/1/43		285,000	308,812
5.375% 3/15/44		525,000	591,497
CNAC HK Finbridge Co. Ltd. 1.75% 6/14/22 (Reg. S)	EUR	900,000	1,014,044
Consolidated Energy Finance SA 6.5% 5/15/26 (b)		375,000	374,661
DuPont de Nemours, Inc. 4.493% 11/15/25		2,625,000	2,796,359
Ecolab, Inc. 2.7% 12/15/51		3,230,000	2,818,467
FMC Corp. 4.5% 10/1/49		1,395,000	1,498,224
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (b)		275,000	262,625
International Flavors & Fragrances, Inc. 1.23% 10/1/25 (b)		3,285,000	3,130,904
LSB Industries, Inc. 6.25% 10/15/28 (b)		235,000	236,175
LYB International Finance BV:
4.875% 3/15/44		825,000	906,877
5.25% 7/15/43		5,455,000	6,227,423
LYB International Finance III LLC:
3.375% 10/1/40		490,000	458,589
4.2% 5/1/50		150,000	152,221
Methanex Corp.:
5.125% 10/15/27		320,000	324,832
5.25% 12/15/29		155,000	156,550
5.65% 12/1/44		105,000	98,070
NOVA Chemicals Corp. 5% 5/1/25 (b)		10,000	10,103
Nufarm Australia Ltd. 5% 1/27/30 (b)		280,000	276,500
Nutrien Ltd. 4.9% 6/1/43		1,225,000	1,407,556
OCI NV 3.625% 10/15/25 (Reg. S)	EUR	2,773,800	3,131,185
Olin Corp.:
5% 2/1/30		195,000	196,463
5.125% 9/15/27		700,000	708,750
5.625% 8/1/29		195,000	203,391
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		810,000	785,700
5.875% 3/27/24		1,500,000	1,524,000
Sherwin-Williams Co. 4.5% 6/1/47		210,000	230,349
SPCM SA 3.125% 3/15/27 (b)		115,000	108,895
The Chemours Co. LLC 4.625% 11/15/29 (b)		530,000	490,913
The Dow Chemical Co.:
3.625% 5/15/26		3,020,000	3,152,645
4.625% 10/1/44		295,000	325,266
The Scotts Miracle-Gro Co.:
4% 4/1/31		1,575,000	1,445,063
4.5% 10/15/29		1,971,000	1,902,015
Valvoline, Inc. 4.25% 2/15/30 (b)		2,270,000	2,149,588
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		125,000	124,878
5.625% 10/1/24 (b)		400,000	407,936
Westlake Corp. 3.125% 8/15/51		1,920,000	1,646,296
			41,824,422
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
2.4% 7/15/31		1,055,000	988,181
2.5% 3/15/30		755,000	723,102
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (b)		1,000,000	1,003,750
Vulcan Materials Co. 4.5% 6/15/47		225,000	247,079
			2,962,112
Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (b)		10,000	9,675
4.75% 7/15/27 (Reg. S)	GBP	3,650,000	4,406,827
5.25% 8/15/27 (b)		1,960,000	1,863,104
Ball Corp. 3.125% 9/15/31		395,000	362,764
Berry Global, Inc.:
0.95% 2/15/24		965,000	938,515
1.57% 1/15/26		1,675,000	1,595,810
4.875% 7/15/26 (b)		7,055,000	7,152,712
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)		55,000	52,408
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)		40,000	38,877
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4% 10/15/27 (b)		1,400,000	1,298,255
Sealed Air Corp. 1.573% 10/15/26 (b)		2,750,000	2,589,529
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		205,000	206,904
Verallia SA 1.625% 5/14/28 (Reg. S)	EUR	1,500,000	1,583,452
			22,098,832
Metals & Mining - 0.1%
Alcoa Nederland Holding BV 4.125% 3/31/29 (b)		110,000	110,338
Barrick North America Finance LLC:
5.7% 5/30/41		2,130,000	2,650,998
5.75% 5/1/43		560,000	697,329
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39		1,240,000	1,563,365
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (b)		110,000	106,150
4.875% 3/1/31 (b)		110,000	107,404
Commercial Metals Co. 3.875% 2/15/31		235,000	219,859
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (b)		5,000	5,000
Freeport-McMoRan, Inc.:
4.125% 3/1/28		860,000	869,572
4.375% 8/1/28		1,190,000	1,204,875
5.25% 9/1/29		3,190,000	3,329,563
5.4% 11/14/34		570,000	640,538
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		55,000	53,144
Indonesia Asahan Aluminium Tbk PT:
4.75% 5/15/25 (Reg. S)		800,000	816,088
6.53% 11/15/28 (b)		1,950,000	2,200,819
6.53% 11/15/28 (Reg. S)		488,000	550,769
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		415,000	391,872
Kinross Gold Corp. 4.5% 7/15/27		9,090,000	9,732,942
Newmont Corp.:
2.25% 10/1/30		1,345,000	1,256,827
2.6% 7/15/32		595,000	564,946
2.8% 10/1/29		2,095,000	2,031,461
5.45% 6/9/44		185,000	225,135
Novelis Corp. 3.875% 8/15/31 (b)		115,000	105,944
PMHC II, Inc. 9% 2/15/30 (b)		175,000	170,223
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		30,000	28,950
Southern Copper Corp. 5.875% 4/23/45		455,000	563,597
Steel Dynamics, Inc.:
2.4% 6/15/25		790,000	788,069
3.45% 4/15/30		9,495,000	9,635,106
Teck Resources Ltd.:
6% 8/15/40		1,255,000	1,481,136
6.25% 7/15/41		2,050,000	2,477,402
Thyssenkrupp AG 1.875% 3/6/23 (Reg. S)	EUR	2,650,000	2,971,313
Vale Overseas Ltd. 6.25% 8/10/26		700,000	787,194
			48,337,928
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24		1,850,000	1,911,050
Clearwater Paper Corp. 4.75% 8/15/28 (b)		1,500,000	1,410,000
Glatfelter Corp. 4.75% 11/15/29 (b)		90,000	85,421
Suzano Austria GmbH 6% 1/15/29		1,263,000	1,378,880
			4,785,351

TOTAL MATERIALS			120,008,645

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		5,395,000	6,204,573
American Assets Trust LP 3.375% 2/1/31		3,120,000	3,021,395
American Campus Communities Operating Partnership LP 3.625% 11/15/27		5,645,000	5,849,586
American Homes 4 Rent LP:
2.375% 7/15/31		704,000	647,257
3.375% 7/15/51		1,089,000	933,782
Boston Properties, Inc. 4.5% 12/1/28		5,210,000	5,688,571
Corporate Office Properties LP:
2.25% 3/15/26		1,775,000	1,745,417
2.75% 4/15/31		5,797,000	5,447,482
2.9% 12/1/33		490,000	452,509
CubeSmart LP 2.25% 12/15/28		4,085,000	3,889,382
Duke Realty LP 3.25% 6/30/26		805,000	827,889
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (b)		275,000	255,826
GLP Capital LP/GLP Financing II, Inc.:
3.25% 1/15/32		2,890,000	2,712,714
5.25% 6/1/25		1,085,000	1,143,308
5.375% 11/1/23		2,000,000	2,083,076
5.375% 4/15/26		11,525,000	12,333,479
Healthcare Realty Trust, Inc. 3.875% 5/1/25		2,750,000	2,846,354
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		1,715,000	1,699,027
3.5% 8/1/26		1,786,000	1,850,198
Healthpeak Properties, Inc. 3% 1/15/30		1,175,000	1,169,414
Hudson Pacific Properties LP:
3.25% 1/15/30		1,750,000	1,745,324
4.65% 4/1/29		12,773,000	13,880,818
Kimco Realty Corp.:
1.9% 3/1/28		1,290,000	1,219,329
3.2% 4/1/32		840,000	840,907
3.375% 10/15/22		472,000	475,567
Kite Realty Group Trust:
4% 3/15/25		6,865,000	7,059,669
4.75% 9/15/30		10,799,000	11,631,205
LXP Industrial Trust (REIT):
2.7% 9/15/30		894,000	852,212
4.4% 6/15/24		1,319,000	1,362,772
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26		400,000	408,092
4.625% 6/15/25 (b)		65,000	66,950
5.625% 5/1/24		1,185,000	1,230,224
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	4,400,000	5,706,279
5% 10/15/27		2,650,000	2,707,783
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		5,000,000	4,592,137
3.375% 2/1/31		3,399,000	3,215,225
3.625% 10/1/29		7,647,000	7,509,682
4.375% 8/1/23		1,368,000	1,403,512
4.5% 1/15/25		2,793,000	2,908,754
4.5% 4/1/27		1,500,000	1,583,301
4.75% 1/15/28		7,569,000	7,927,272
4.95% 4/1/24		1,152,000	1,203,436
5.25% 1/15/26		5,841,000	6,250,169
Park Intermediate Holdings LLC 5.875% 10/1/28 (b)		1,100,000	1,120,218
Piedmont Operating Partnership LP 2.75% 4/1/32		1,374,000	1,276,481
Realty Income Corp.:
2.2% 6/15/28		791,000	766,596
2.85% 12/15/32		1,553,000	1,510,240
3.1% 12/15/29		6,235,000	6,263,092
3.25% 1/15/31		1,177,000	1,193,341
3.4% 1/15/28		2,690,000	2,769,412
Retail Opportunity Investments Partnership LP:
4% 12/15/24		877,000	899,163
5% 12/15/23		626,000	649,135
SBA Communications Corp.:
3.125% 2/1/29		220,000	204,336
3.875% 2/15/27		400,000	399,308
Senior Housing Properties Trust 4.75% 2/15/28		2,917,000	2,637,376
Service Properties Trust:
4.375% 2/15/30		200,000	174,146
4.95% 2/15/27		485,000	451,050
4.95% 10/1/29		100,000	90,400
5.5% 12/15/27		100,000	97,875
Simon Property Group LP:
1.75% 2/1/28		1,205,000	1,134,700
2.45% 9/13/29		360,000	347,708
2.65% 2/1/32		610,000	587,517
3.375% 10/1/24		2,945,000	3,029,660
3.5% 9/1/25		55,000	56,787
3.75% 2/1/24		375,000	386,444
SITE Centers Corp.:
3.625% 2/1/25		2,396,000	2,455,742
4.25% 2/1/26		5,582,000	5,800,904
Spirit Realty LP 2.7% 2/15/32		6,505,000	6,147,506
Store Capital Corp.:
2.75% 11/18/30		1,957,000	1,847,255
4.625% 3/15/29		2,475,000	2,660,287
Uniti Group LP / Uniti Group Finance, Inc. 4.75% 4/15/28 (b)		95,000	90,427
Uniti Group, Inc. 7.875% 2/15/25 (b)		2,800,000	2,916,970
Ventas Realty LP:
3% 1/15/30		10,008,000	9,901,377
3.25% 10/15/26		1,900,000	1,944,189
3.85% 4/1/27		1,300,000	1,369,364
4% 3/1/28		2,712,000	2,882,157
4.125% 1/15/26		1,628,000	1,724,249
4.75% 11/15/30		13,000,000	14,522,022
VICI Properties, Inc.:
3.5% 2/15/25 (b)		125,000	125,293
4.25% 12/1/26 (b)		670,000	676,700
4.625% 12/1/29 (b)		250,000	255,000
Vornado Realty LP:
2.15% 6/1/26		1,762,000	1,710,629
3.4% 6/1/31		6,373,000	6,251,799
Welltower, Inc.:
2.7% 2/15/27		590,000	595,626
2.75% 1/15/31		6,560,000	6,349,502
2.8% 6/1/31		2,305,000	2,234,588
Weyerhaeuser Co. 4% 4/15/30		1,900,000	2,019,575
WP Carey, Inc.:
2.25% 4/1/33		4,960,000	4,442,604
3.85% 7/15/29		1,725,000	1,818,899
4% 2/1/25		5,544,000	5,787,571
4.6% 4/1/24		7,436,000	7,758,109
			266,915,187
Real Estate Management & Development - 0.2%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	815,000	785,400
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	300,000	278,664
2.25% 4/27/27 (Reg. S)	EUR	3,100,000	2,881,083
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (c)	EUR	720,000	818,521
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,355,000	2,447,568
2.625% 10/20/28 (Reg. S)	GBP	350,000	451,042
Brandywine Operating Partnership LP:
3.95% 2/15/23		4,006,000	4,051,881
3.95% 11/15/27		5,608,000	5,848,049
4.1% 10/1/24		4,892,000	5,067,687
4.55% 10/1/29		1,707,000	1,835,413
CBRE Group, Inc. 4.875% 3/1/26		12,670,000	13,735,202
Essex Portfolio LP:
1.7% 3/1/28		5,465,000	5,145,178
3.875% 5/1/24		2,685,000	2,773,621
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	775,000	798,252
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	800,000	847,217
Host Hotels & Resorts LP 2.9% 12/15/31		590,000	545,847
Howard Hughes Corp.:
4.125% 2/1/29 (b)		300,000	283,875
5.375% 8/1/28 (b)		850,000	859,061
Kennedy-Wilson, Inc. 4.75% 2/1/30		225,000	215,156
Mattamy Group Corp. 4.625% 3/1/30 (b)		1,500,000	1,410,000
Mid-America Apartments LP 4% 11/15/25		1,296,000	1,360,874
Post Apartment Homes LP 3.375% 12/1/22		900,000	907,741
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	150,000	151,758
1.75% 1/14/25 (Reg. S)	EUR	200,000	220,453
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	400,000	422,667
SL Green Realty Corp. 3.25% 10/15/22		7,000,000	7,066,503
Sun Communities Operating LP:
2.3% 11/1/28		1,550,000	1,464,113
2.7% 7/15/31		4,027,000	3,788,281
Tanger Properties LP:
2.75% 9/1/31		4,140,000	3,765,637
3.125% 9/1/26		3,497,000	3,481,872
3.875% 7/15/27		13,369,000	13,820,369
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (b)		2,500,000	2,491,600
5.75% 1/15/28 (b)		280,000	291,900
5.875% 6/15/27 (b)		1,500,000	1,572,840
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	780,000	845,075
			92,730,400

TOTAL REAL ESTATE			359,645,587

UTILITIES - 0.5%
Electric Utilities - 0.3%
AEP Texas, Inc.:
2.1% 7/1/30		1,400,000	1,284,459
3.45% 5/15/51		560,000	508,430
3.8% 10/1/47		845,000	818,941
AEP Transmission Co. LLC:
3.75% 12/1/47		850,000	859,298
4% 12/1/46		375,000	393,528
Alabama Power Co.:
3.75% 3/1/45		650,000	645,996
3.85% 12/1/42		700,000	707,704
4.1% 1/15/42		225,000	228,369
Alliant Energy Finance LLC 1.4% 3/15/26 (b)		2,300,000	2,140,976
Arizona Public Service Co. 2.6% 8/15/29		340,000	330,673
Atlantic City Electric Co. 2.3% 3/15/31		425,000	409,774
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (c)	EUR	760,000	801,021
CenterPoint Energy Houston Electric LLC 3.95% 3/1/48		1,205,000	1,273,072
Clearway Energy Operating LLC 4.75% 3/15/28 (b)		60,000	60,309
Cleco Corporate Holdings LLC 3.375% 9/15/29		4,448,000	4,386,733
Comision Federal de Electricid 4.688% 5/15/29 (b)		2,277,000	2,279,846
Commonwealth Edison Co.:
3.7% 8/15/28		250,000	262,994
3.7% 3/1/45		315,000	319,368
4.35% 11/15/45		205,000	224,508
Dominion Energy South Carolina:
5.1% 6/1/65		275,000	340,735
5.45% 2/1/41		285,000	348,863
DPL, Inc. 4.35% 4/15/29		2,480,000	2,418,000
DTE Electric Co.:
2.25% 3/1/30		275,000	264,352
3.75% 8/15/47		1,050,000	1,083,768
Duke Energy Carolinas LLC:
2.95% 12/1/26		370,000	382,123
4% 9/30/42		1,750,000	1,825,909
4.25% 12/15/41		1,995,000	2,142,790
6.1% 6/1/37		775,000	976,977
Duke Energy Corp. 3.75% 4/15/24		3,190,000	3,290,774
Duke Energy Florida LLC:
2.4% 12/15/31		1,610,000	1,534,027
6.35% 9/15/37		675,000	892,938
Duquesne Light Holdings, Inc. 2.775% 1/7/32 (b)		4,273,000	4,022,316
ENEL Finance International NV 2.25% 7/12/31 (b)		5,660,000	5,106,642
Enel SpA 3.375% (Reg. S) (c)(h)	EUR	1,035,000	1,176,457
Entergy Louisiana LLC 2.4% 10/1/26		1,070,000	1,060,423
Entergy, Inc. 1.75% 3/15/31		1,475,000	1,331,859
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (b)		1,000,000	995,000
Evergy Kansas Central 4.125% 3/1/42		655,000	689,731
Eversource Energy 1.65% 8/15/30		645,000	572,110
Exelon Corp. 5.625% 6/15/35		150,000	177,517
FirstEnergy Corp.:
3.4% 3/1/50		3,431,000	2,944,656
7.375% 11/15/31		9,948,000	12,455,692
Florida Power & Light Co.:
3.8% 12/15/42		880,000	915,685
5.25% 2/1/41		250,000	305,171
Fortis, Inc. 3.055% 10/4/26		301,000	304,345
Hydro-Quebec 8.05% 7/7/24		1,455,000	1,659,238
InterGen NV 7% 6/30/23 (b)		230,000	225,228
IPALCO Enterprises, Inc. 3.7% 9/1/24		2,644,000	2,705,790
Jersey Central Power & Light Co.:
2.75% 3/1/32 (b)		3,560,000	3,425,885
4.3% 1/15/26 (b)		2,000,000	2,103,600
Louisville Gas & Electric Co. 5.125% 11/15/40		345,000	402,010
Metropolitan Edison Co. 4.3% 1/15/29 (b)		1,375,000	1,479,682
Mong Duong Finance Holdings BV 5.125% 5/7/29 (Reg. S)		250,000	220,516
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.7496% 2/22/23 (c)(f)		5,000,000	4,994,635
2.25% 6/1/30		820,000	765,696
2.75% 11/1/29		1,660,000	1,630,871
NextEra Energy Partners LP 4.25% 9/15/24 (b)		27,000	27,203
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (c)	EUR	1,150,000	1,223,354
Northern States Power Co.:
3.6% 9/15/47		20,000	20,127
6.25% 6/1/36		370,000	486,615
NRG Energy, Inc.:
2% 12/2/25 (b)		3,120,000	3,023,825
3.375% 2/15/29 (b)		45,000	41,792
3.625% 2/15/31 (b)		645,000	593,019
3.875% 2/15/32 (b)		1,000,000	927,220
5.75% 1/15/28		245,000	250,508
6.625% 1/15/27		122,000	126,086
Pacific Gas & Electric Co.:
1.75% 6/16/22		1,025,000	1,024,050
3.95% 12/1/47		1,700,000	1,480,948
4% 12/1/46		645,000	555,639
4.5% 7/1/40		445,000	419,295
4.55% 7/1/30		3,080,000	3,163,783
4.95% 7/1/50		785,000	777,593
PacifiCorp:
2.9% 6/15/52		1,000,000	878,737
5.25% 6/15/35		1,320,000	1,568,225
5.75% 4/1/37		900,000	1,097,327
Pattern Energy Operations LP 4.5% 8/15/28 (b)		90,000	87,882
PECO Energy Co. 2.8% 6/15/50		380,000	337,600
Pennsylvania Electric Co. 4.15% 4/15/25 (b)		330,000	341,384
PG&E Corp.:
5% 7/1/28		1,155,000	1,143,450
5.25% 7/1/30		735,000	730,098
PPL Electric Utilities Corp.:
4.125% 6/15/44		800,000	858,419
4.15% 10/1/45		490,000	529,814
6.25% 5/15/39		350,000	464,437
PT Perusahaan Listrik Negara 1.875% 11/5/31 (b)	EUR	1,500,000	1,471,641
Public Service Electric & Gas Co.:
3.6% 12/1/47		410,000	414,785
3.65% 9/1/28		685,000	720,915
3.65% 9/1/42		225,000	227,773
3.95% 5/1/42		505,000	534,748
Puget Sound Energy, Inc. 5.764% 7/15/40		285,000	351,586
Southern California Edison Co.:
3.5% 10/1/23		675,000	688,089
3.6% 2/1/45		2,250,000	2,094,553
3.9% 12/1/41		295,000	283,194
5.55% 1/15/37		430,000	499,459
Southern Co. 1.875% 9/15/81 (c)	EUR	1,600,000	1,611,034
SSE PLC 4.75% 9/16/77 (Reg. S) (c)		3,570,000	3,593,276
Tampa Electric Co. 4.45% 6/15/49		700,000	804,296
Tucson Electric Power Co. 3.25% 5/15/32		1,200,000	1,213,616
Virginia Electric & Power Co.:
6% 1/15/36		470,000	594,595
6% 5/15/37		930,000	1,197,541
Vistra Operations Co. LLC:
3.7% 1/30/27 (b)		2,900,000	2,881,745
4.375% 5/1/29 (b)		1,000,000	969,040
5% 7/31/27 (b)		195,000	196,448
5.5% 9/1/26 (b)		770,000	783,410
5.625% 2/15/27 (b)		5,625,000	5,759,494
Wisconsin Power & Light Co. 4.1% 10/15/44		240,000	251,068
Xcel Energy, Inc.:
0.5% 10/15/23		155,000	151,813
1.75% 3/15/27		880,000	842,700
4% 6/15/28		2,640,000	2,795,641
			138,218,900
Gas Utilities - 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		679,000	685,994
5.875% 8/20/26		5,200,000	5,307,406
Nakilat, Inc. 6.067% 12/31/33 (b)		631,049	749,094
Southern Co. Gas Capital Corp. 4.4% 6/1/43		870,000	900,834
			7,643,328
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
5% 2/1/31 (b)		3,365,000	3,115,670
5.125% 3/15/28 (b)		2,700,000	2,601,815
TerraForm Power Operating LLC 5% 1/31/28 (b)		645,000	646,613
The AES Corp.:
3.3% 7/15/25 (b)		10,697,000	10,748,346
3.95% 7/15/30 (b)		9,327,000	9,515,405
			26,627,849
Multi-Utilities - 0.1%
Ameren Illinois Co.:
4.15% 3/15/46		1,135,000	1,240,869
4.5% 3/15/49		295,000	339,282
Berkshire Hathaway Energy Co.:
3.7% 7/15/30		1,280,000	1,354,106
4.05% 4/15/25		16,081,000	16,952,779
6.125% 4/1/36		2,980,000	3,774,277
CenterPoint Energy, Inc. 2.95% 3/1/30		525,000	514,086
Consolidated Edison Co. of New York, Inc.:
3.7% 11/15/59		1,650,000	1,541,632
3.95% 4/1/50		1,808,000	1,859,995
4.3% 12/1/56		300,000	314,545
Dominion Energy, Inc. 7% 6/15/38		150,000	200,116
Empresas Publicas de Medellin 4.375% 2/15/31 (Reg. S)		400,000	347,825
NiSource, Inc.:
2.95% 9/1/29		11,346,000	11,186,642
4.8% 2/15/44		190,000	206,078
5.95% 6/15/41		640,000	787,250
Puget Energy, Inc.:
2.379% 6/15/28		815,000	774,820
3.65% 5/15/25		324,000	335,067
4.1% 6/15/30		5,839,000	6,056,134
5.625% 7/15/22		4,555,000	4,579,594
San Diego Gas & Electric Co.:
3.32% 4/15/50		910,000	858,338
3.6% 9/1/23		100,000	102,011
3.75% 6/1/47		860,000	869,105
Sempra Energy:
4% 2/1/48		965,000	969,430
4.125% 4/1/52 (c)		3,845,000	3,639,012
WEC Energy Group, Inc.:
3 month U.S. LIBOR + 2.610% 2.6189% 5/15/67 (c)(f)		1,012,000	809,600
1.8% 10/15/30		825,000	751,108
			60,363,701

TOTAL UTILITIES			232,853,778

TOTAL NONCONVERTIBLE BONDS
(Cost $4,991,752,166)			5,001,069,764

U.S. Government and Government Agency Obligations - 9.8%
U.S. Government Agency Obligations - 0.2%
Fannie Mae:
0.5% 6/17/25		$1,685,000	$1,617,413
0.625% 4/22/25		1,625,000	1,572,138
0.75% 10/8/27		410,000	385,303
0.875% 8/5/30		935,000	847,353
1.625% 10/15/24		1,295,000	1,294,785
1.625% 1/7/25		475,000	474,333
1.875% 9/24/26		185,000	185,788
2.5% 2/5/24		665,000	677,725
2.875% 9/12/23		505,000	516,362
6.25% 5/15/29		255,000	327,846
6.625% 11/15/30		670,000	908,036
Federal Home Loan Bank:
1.04% 6/14/24		30,220,000	29,936,743
1.2% 12/23/24		31,205,000	30,844,542
1.61% 9/4/24 (g)		7,930,000	7,915,509
1.61% 9/4/24 (g)		7,925,000	7,910,518
3.25% 11/16/28		1,815,000	1,961,235
Freddie Mac:
0.375% 4/20/23		885,000	877,014
0.375% 5/5/23		3,065,000	3,035,647
6.25% 7/15/32		40,000	55,241
Tennessee Valley Authority:
0.75% 5/15/25		845,000	819,006
1.5% 9/15/31		780,000	734,310
2.875% 2/1/27		1,060,000	1,111,641
5.25% 9/15/39		150,000	201,190
7.125% 5/1/30		460,000	630,114

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			94,839,792

U.S. Treasury Inflation-Protected Obligations - 0.0%
U.S. Treasury Inflation-Indexed Bonds 0.125% 2/15/51		9,916,256	10,690,601
U.S. Treasury Inflation-Indexed Notes U.S. Treasury Bonds 0.125% 2/15/52		5,514,424	5,983,973

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			16,674,574

U.S. Treasury Obligations - 9.6%
U.S. Treasury Bills, yield at date of purchase 0.22% to 0.66% 7/7/22 to 8/25/22		391,905,000	391,041,189
U.S. Treasury Bonds:
1.375% 11/15/40		42,214,600	36,502,437
1.375% 8/15/50		63,310,000	52,119,463
1.625% 11/15/50		56,679,400	49,660,896
1.75% 8/15/41		44,545,200	40,828,460
1.875% 2/15/41		113,690,000	106,877,481
1.875% 11/15/51		86,032,000	80,265,168
2% 11/15/41 (i)		164,866,000	157,833,435
2.25% 5/15/41		130,485,000	130,072,138
2.25% 2/15/52		4,105,000	4,181,969
2.375% 2/15/42		5,330,000	5,441,600
2.375% 5/15/51		415,557,000	433,299,335
2.5% 2/15/46		10,733,000	11,114,944
3.375% 11/15/48		91,975,000	113,567,568
3.625% 8/15/43		32,563,100	39,920,325
6.25% 8/15/23		11,080,000	11,876,375
stripped coupon:
0% 2/15/29		430,000	377,873
0% 2/15/36		1,100,000	813,481
0% 11/15/36		1,975,000	1,433,453
0% 5/15/39		5,425,000	3,672,605
0% 8/15/39		8,745,000	5,879,123
0% 8/15/40		31,315,000	20,217,247
0% 2/15/41		1,890,000	1,194,863
0% 5/15/41		41,450,000	25,988,969
0% 11/15/41		850,000	525,966
0% 5/15/42		2,635,000	1,609,328
0% 8/15/42		490,000	297,358
0% 11/15/42		1,280,000	769,652
0% 5/15/44		7,670,000	4,451,076
U.S. Treasury Notes:
0.125% 2/28/23		6,790,000	6,725,283
0.125% 8/31/23		43,985,000	43,206,672
0.125% 9/15/23		51,800,000	50,842,914
0.25% 9/30/25		52,345,000	49,682,766
0.375% 12/31/25		2,840,000	2,698,888
0.375% 1/31/26		8,470,000	8,033,927
0.5% 3/15/23		34,900,000	34,677,785
0.5% 11/30/23		90,140,000	88,699,873
0.5% 2/28/26		39,520,000	37,635,081
0.75% 12/31/23		344,820,000	340,509,750
0.75% 3/31/26		66,655,000	64,064,307
0.75% 4/30/26		71,811,200	68,944,362
0.875% 1/31/24		32,535,000	32,182,961
0.875% 6/30/26		41,590,000	40,080,738
0.875% 9/30/26 (i)		11,300,000	10,863,449
0.875% 11/15/30		192,160,000	177,515,306
1.125% 2/15/31		84,723,000	79,821,642
1.25% 11/30/26		150,030,000	146,636,743
1.25% 12/31/26		170,200,000	166,264,125
1.25% 4/30/28		331,865,000	321,105,313
1.25% 6/30/28		19,335,000	18,674,891
1.25% 9/30/28		54,580,000	52,614,267
1.25% 8/15/31		79,600,000	75,582,688
1.375% 11/15/31 (i)(j)		31,742,000	30,427,683
1.5% 2/29/24		11,580,000	11,589,499
1.5% 2/15/25		180,000	179,283
1.5% 1/31/27		362,196,000	357,923,217
1.5% 11/30/28		6,715,000	6,574,405
1.625% 11/15/22		42,535,000	42,762,629
1.625% 4/30/23		21,075,000	21,178,729
1.875% 2/28/27		36,710,000	36,953,777
1.875% 2/28/29		42,415,000	42,574,056
1.875% 2/15/32		49,394,000	49,602,393
2% 8/15/25		6,760,000	6,826,280
2.125% 7/31/24		45,715,000	46,332,867
2.125% 5/15/25		32,220,000	32,668,059
2.625% 2/15/29		47,015,000	49,479,615
2.875% 5/15/28		18,690,000	19,849,364
3.125% 11/15/28		14,283,500	15,449,056

TOTAL U.S. TREASURY OBLIGATIONS			4,419,268,420

Other Government Related - 0.0%
Private Export Funding Corp. Secured:
1.4% 7/15/28		2,605,000	2,470,171
3.55% 1/15/24		755,000	781,871

TOTAL OTHER GOVERNMENT RELATED			3,252,042

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,587,531,881)			4,534,034,828

U.S. Government Agency - Mortgage Securities - 8.5%
Fannie Mae - 2.5%
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (c)(f)		2,690	2,813
12 month U.S. LIBOR + 1.820% 2.2% 2/1/35 (c)(f)		25,155	26,376
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (c)(f)		7,612	8,055
1.5% 9/1/50 to 11/1/51		32,611,422	30,274,849
2% 8/1/31 to 3/1/52		312,609,905	301,948,105
2.5% 6/1/28 to 3/1/52		293,436,174	291,462,957
3% 2/1/27 to 3/1/52 (j)(k)		245,933,181	250,810,920
3.5% 5/1/29 to 1/1/51 (j)(k)		121,661,391	126,611,942
4% 9/1/38 to 11/1/49		77,137,168	81,685,979
4.5% 6/1/24 to 9/1/49		39,416,642	42,398,869
5% 6/1/24 to 2/1/49		27,353,811	29,822,542
5.237% 8/1/41 (c)		250,687	273,624
5.5% 11/1/36 to 1/1/40		1,410,967	1,586,591
6% to 6% 2/1/34 to 1/1/42 (k)		9,391,262	10,651,450
6.5% 2/1/36		1,291	1,501
6.633% 2/1/39 (c)		162,763	176,531

TOTAL FANNIE MAE			1,167,743,104

Freddie Mac - 1.6%
6 month U.S. LIBOR + 2.680% 2.841% 10/1/35 (c)(f)		3,594	3,792
1.5% 11/1/50 to 12/1/51		14,741,758	13,684,893
2% 1/1/32 to 2/1/52		200,252,870	192,925,314
2.5% 3/1/28 to 3/1/52		162,944,316	161,981,676
3% 10/1/28 to 3/1/52		172,698,709	176,311,034
3.5% 2/1/29 to 3/1/52		110,215,993	115,230,586
3.5% 8/1/47		5,543,449	5,773,247
4% 1/1/36 to 6/1/48		51,833,267	55,041,202
4.5% 7/1/25 to 12/1/48		20,976,848	22,580,646
5% 10/1/33 to 12/1/47		4,353,657	4,802,849
6% 7/1/37 to 9/1/38		123,994	141,969
6.5% 9/1/39		335,992	394,841

TOTAL FREDDIE MAC			748,872,049

Ginnie Mae - 1.5%
3.5% 9/20/40 to 11/20/50 (l)		57,751,702	60,338,578
4.5% 5/15/39 to 3/20/49		16,118,463	17,475,353
5.5% 6/15/36 to 3/20/41		144,916	160,505
2% 3/20/51 to 1/20/52		38,946,278	38,116,057
2% 3/1/52 (g)		4,950,000	4,838,317
2% 3/1/52 (g)		5,150,000	5,033,804
2% 3/1/52 (g)		5,150,000	5,033,804
2% 3/1/52 (g)		4,950,000	4,838,317
2% 3/1/52 (g)		3,150,000	3,078,929
2% 3/1/52 (g)		3,050,000	2,981,185
2% 3/1/52 (g)		10,100,000	9,872,121
2% 3/1/52 (g)		10,550,000	10,311,968
2% 3/1/52 (g)		10,550,000	10,311,968
2% 3/1/52 (g)		10,150,000	9,920,993
2% 3/1/52 (g)		2,200,000	2,150,363
2% 3/1/52 (g)		27,575,000	26,952,845
2% 3/1/52 (g)		7,000,000	6,842,064
2% 3/1/52 (g)		7,300,000	7,135,295
2% 3/1/52 (g)		4,100,000	4,007,495
2% 3/1/52 (g)		3,900,000	3,812,007
2% 3/1/52 (g)		4,250,000	4,154,110
2% 3/1/52 (g)		4,100,000	4,007,495
2% 3/1/52 (g)		2,300,000	2,248,107
2.5% 8/20/46 to 12/20/51		38,940,335	38,975,265
2.5% 3/1/52 (g)		10,550,000	10,542,398
2.5% 3/1/52 (g)		9,600,000	9,593,082
2.5% 3/1/52 (g)		33,550,000	33,525,824
2.5% 3/1/52 (g)		12,050,000	12,041,317
2.5% 3/1/52 (g)		10,550,000	10,542,398
2.5% 3/1/52 (g)		9,600,000	9,593,082
2.5% 3/1/52 (g)		5,250,000	5,246,217
2.5% 3/1/52 (g)		4,800,000	4,796,541
2.5% 3/1/52 (g)		4,800,000	4,796,541
2.5% 3/1/52 (g)		5,250,000	5,246,217
2.5% 3/1/52 (g)		7,050,000	7,044,920
2.5% 3/1/52 (g)		6,400,000	6,395,388
2.5% 3/1/52 (g)		6,025,000	6,020,658
2.5% 3/1/52 (g)		5,400,000	5,396,109
2.5% 3/1/52 (g)		2,100,000	2,098,487
3% 8/20/42 to 10/20/51		64,843,939	66,411,666
3% 3/1/52 (g)		5,650,000	5,742,584
3% 3/1/52 (g)		7,950,000	8,080,273
3% 3/1/52 (g)		5,650,000	5,742,584
3% 3/1/52 (g)		5,950,000	6,047,500
3% 3/1/52 (g)		6,000,000	6,098,320
3% 3/1/52 (g)		6,300,000	6,403,236
3% 3/1/52 (g)		1,000,000	1,016,387
3% 3/1/52 (g)		4,500,000	4,573,740
3% 3/1/52 (g)		2,300,000	2,337,689
3.5% 3/1/52 (g)		4,650,000	4,798,102
3.5% 3/1/52 (g)		3,200,000	3,301,919
3.5% 3/1/52 (g)		5,050,000	5,210,841
3.5% 3/1/52 (g)		3,350,000	3,456,697
3.5% 3/1/52 (g)		600,000	619,110
3.5% 3/1/52 (g)		900,000	928,665
3.5% 3/1/52 (g)		600,000	619,110
3.5% 3/1/52 (g)		1,050,000	1,083,442
3.5% 3/1/52 (g)		500,000	515,925
3.5% 3/1/52 (g)		150,000	154,777
3.5% 3/1/52 (g)		5,350,000	5,520,396
3.5% 3/1/52 (g)		7,800,000	8,048,428
3.5% 3/1/52 (g)		3,250,000	3,353,512
3.5% 3/1/52 (g)		2,250,000	2,321,662
3.5% 3/1/52 (g)		550,000	567,517
3.5% 3/1/52 (g)		800,000	825,480
3.5% 4/1/52 (g)		5,350,000	5,502,214
3.5% 4/1/52 (g)		3,550,000	3,651,002
4% 5/20/40 to 5/20/49		72,809,601	77,058,057
4% 3/1/52 (g)		750,000	779,255
4% 4/1/52 (g)		350,000	362,778
5% 6/20/34 to 6/20/48		12,479,477	13,509,370

TOTAL GINNIE MAE			670,118,362

Uniform Mortgage Backed Securities - 2.9%
1.5% 3/1/37 (g)		13,950,000	13,575,094
1.5% 3/1/37 (g)		11,025,000	10,728,703
1.5% 3/1/37 (g)		750,000	729,844
1.5% 3/1/37 (g)		450,000	437,906
1.5% 3/1/37 (g)		2,700,000	2,627,438
1.5% 3/1/37 (g)		3,450,000	3,357,281
1.5% 3/1/37 (g)		2,650,000	2,578,781
1.5% 3/1/37 (g)		3,100,000	3,016,688
1.5% 4/1/37 (g)		13,550,000	13,165,730
1.5% 4/1/37 (g)		13,950,000	13,554,386
1.5% 3/1/52 (g)		5,100,000	4,727,495
1.5% 3/1/52 (g)		4,100,000	3,800,536
1.5% 3/1/52 (g)		4,150,000	3,846,884
1.5% 3/1/52 (g)		4,100,000	3,800,536
1.5% 3/1/52 (g)		4,050,000	3,754,188
1.5% 3/1/52 (g)		4,300,000	3,985,928
1.5% 3/1/52 (g)		4,250,000	3,939,580
1.5% 3/1/52 (g)		1,600,000	1,483,136
1.5% 3/1/52 (g)		1,500,000	1,390,440
1.5% 3/1/52 (g)		5,100,000	4,727,495
1.5% 4/1/52 (g)		1,400,000	1,295,775
1.5% 4/1/52 (g)		1,400,000	1,295,775
2% 3/1/37 (g)		7,150,000	7,095,258
2% 3/1/37 (g)		7,650,000	7,591,430
2% 3/1/37 (g)		6,600,000	6,549,469
2% 3/1/37 (g)		1,300,000	1,290,047
2% 3/1/37 (g)		12,975,000	12,875,661
2% 3/1/37 (g)		7,975,000	7,913,942
2% 3/1/37 (g)		7,525,000	7,467,387
2% 3/1/37 (g)		475,000	471,363
2% 3/1/37 (g)		9,100,000	9,030,329
2% 3/1/37 (g)		8,700,000	8,633,391
2% 3/1/37 (g)		4,300,000	4,267,078
2% 3/1/37 (g)		7,100,000	7,045,641
2% 3/1/37 (g)		6,600,000	6,549,469
2% 3/1/37 (g)		5,900,000	5,854,828
2% 3/1/37 (g)		4,700,000	4,664,016
2% 3/1/37 (g)		4,400,000	4,366,313
2% 3/1/37 (g)		2,800,000	2,778,563
2% 3/1/37 (g)		2,600,000	2,580,094
2% 4/1/37 (g)		7,150,000	7,082,689
2% 4/1/37 (g)		7,650,000	7,577,982
2% 4/1/37 (g)		6,100,000	6,042,574
2% 4/1/37 (g)		5,700,000	5,646,340
2% 3/1/52 (g)		2,300,000	2,204,973
2% 3/1/52 (g)		4,200,000	4,026,472
2% 3/1/52 (g)		17,125,000	16,417,458
2% 3/1/52 (g)		2,800,000	2,684,314
2% 3/1/52 (g)		17,000,000	16,297,623
2% 3/1/52 (g)		5,000,000	4,793,419
2% 3/1/52 (g)		7,500,000	7,190,128
2% 3/1/52 (g)		3,000,000	2,876,051
2% 3/1/52 (g)		2,000,000	1,917,367
2% 3/1/52 (g)		9,100,000	8,724,022
2% 3/1/52 (g)		11,400,000	10,928,994
2% 3/1/52 (g)		3,300,000	3,163,656
2% 3/1/52 (g)		3,800,000	3,642,998
2% 3/1/52 (g)		26,575,000	25,477,019
2% 3/1/52 (g)		18,375,000	17,615,813
2% 3/1/52 (g)		13,900,000	13,325,703
2% 3/1/52 (g)		19,150,000	18,358,793
2% 4/1/52 (g)		20,825,000	19,932,049
2% 4/1/52 (g)		13,575,000	12,992,920
2% 4/1/52 (g)		10,650,000	10,193,341
2% 4/1/52 (g)		22,675,000	21,702,723
2% 4/1/52 (g)		4,550,000	4,354,901
2% 4/1/52 (g)		4,200,000	4,019,909
2% 4/1/52 (g)		21,250,000	20,338,826
2% 4/1/52 (g)		18,725,000	17,922,094
2% 4/1/52 (g)		29,400,000	28,139,363
2% 4/1/52 (g)		22,675,000	21,702,723
2% 4/1/52 (g)		16,325,000	15,625,004
2% 4/1/52 (g)		15,550,000	14,883,235
2.5% 3/1/37 (g)		6,300,000	6,374,811
2.5% 3/1/37 (g)		8,800,000	8,904,498
2.5% 3/1/52 (g)		1,600,000	1,578,250
2.5% 3/1/52 (g)		21,450,000	21,158,409
2.5% 3/1/52 (g)		13,700,000	13,513,762
2.5% 3/1/52 (g)		14,150,000	13,957,645
2.5% 3/1/52 (g)		1,500,000	1,479,609
2.5% 3/1/52 (g)		1,500,000	1,479,609
2.5% 3/1/52 (g)		1,700,000	1,676,890
2.5% 3/1/52 (g)		1,700,000	1,676,890
2.5% 3/1/52 (g)		28,050,000	27,668,688
2.5% 3/1/52 (g)		8,500,000	8,384,451
2.5% 3/1/52 (g)		525,000	517,863
2.5% 3/1/52 (g)		13,600,000	13,415,122
2.5% 3/1/52 (g)		14,800,000	14,598,809
2.5% 3/1/52 (g)		3,000,000	2,959,218
2.5% 3/1/52 (g)		10,000,000	9,864,060
2.5% 3/1/52 (g)		7,500,000	7,398,045
2.5% 3/1/52 (g)		2,250,000	2,219,414
2.5% 3/1/52 (g)		4,000,000	3,945,624
2.5% 3/1/52 (g)		6,875,000	6,781,541
2.5% 3/1/52 (g)		2,100,000	2,071,453
2.5% 3/1/52 (g)		3,800,000	3,748,343
2.5% 3/1/52 (g)		1,600,000	1,578,250
2.5% 3/1/52 (g)		3,500,000	3,452,421
2.5% 3/1/52 (g)		6,000,000	5,918,436
2.5% 3/1/52 (g)		9,400,000	9,272,216
2.5% 3/1/52 (g)		4,000,000	3,945,624
2.5% 3/1/52 (g)		14,950,000	14,746,770
2.5% 3/1/52 (g)		4,300,000	4,241,546
2.5% 4/1/52 (g)		34,900,000	34,353,316
2.5% 4/1/52 (g)		14,950,000	14,715,819
2.5% 4/1/52 (g)		24,000,000	23,624,057
2.5% 4/1/52 (g)		31,675,000	31,178,833
2.5% 4/1/52 (g)		21,375,000	21,040,176
2.5% 4/1/52 (g)		14,725,000	14,494,343
2.5% 4/1/52 (g)		25,050,000	24,657,609
2.5% 4/1/52 (g)		21,375,000	21,040,176
2.5% 4/1/52 (g)		8,400,000	8,268,420
2.5% 4/1/52 (g)		9,350,000	9,203,539
2.5% 4/1/52 (g)		9,200,000	9,055,888
3% 3/1/52 (g)		7,350,000	7,421,783
3% 3/1/52 (g)		9,000,000	9,087,898
3% 3/1/52 (g)		7,500,000	7,573,248
3% 3/1/52 (g)		3,500,000	3,534,182
3% 3/1/52 (g)		31,025,000	31,328,003
3% 3/1/52 (g)		7,500,000	7,573,248
3% 3/1/52 (g)		5,950,000	6,008,110
3% 3/1/52 (g)		6,750,000	6,815,923
3% 3/1/52 (g)		1,450,000	1,464,161
3% 3/1/52 (g)		1,300,000	1,312,696
3% 3/1/52 (g)		3,600,000	3,635,159
3% 3/1/52 (g)		2,400,000	2,423,439
3% 3/1/52 (g)		7,700,000	7,775,201
3% 3/1/52 (g)		5,300,000	5,351,762
3% 3/1/52 (g)		2,250,000	2,271,974
3% 3/1/52 (g)		1,550,000	1,565,138
3% 3/1/52 (g)		34,150,000	34,483,523
3% 3/1/52 (g)		4,900,000	4,947,855
3% 3/1/52 (g)		6,075,000	6,134,331
3% 4/1/52 (g)		26,450,000	26,639,096
3% 4/1/52 (g)		1,150,000	1,158,222
3.5% 3/1/52 (g)		2,975,000	3,064,249
3.5% 3/1/52 (g)		3,375,000	3,476,249
3.5% 3/1/52 (g)		6,400,000	6,591,999
3.5% 3/1/52 (g)		850,000	875,500
3.5% 3/1/52 (g)		10,000,000	10,299,998
3.5% 3/1/52 (g)		6,900,000	7,106,999
3.5% 3/1/52 (g)		350,000	360,500
3.5% 3/1/52 (g)		4,300,000	4,428,999
3.5% 3/1/52 (g)		3,450,000	3,553,499
3.5% 3/1/52 (g)		1,300,000	1,339,000
3.5% 3/1/52 (g)		3,200,000	3,295,999
3.5% 3/1/52 (g)		350,000	360,500
3.5% 3/1/52 (g)		4,000,000	4,119,999
3.5% 3/1/52 (g)		10,000,000	10,299,998
3.5% 3/1/52 (g)		2,500,000	2,575,000
3.5% 3/1/52 (g)		4,650,000	4,789,499
3.5% 3/1/52 (g)		2,750,000	2,832,499
3.5% 3/1/52 (g)		900,000	927,000
3.5% 3/1/52 (g)		750,000	772,500
3.5% 3/1/52 (g)		1,500,000	1,545,000
3.5% 3/1/52 (g)		1,250,000	1,287,500
3.5% 3/1/52 (g)		2,750,000	2,832,499
3.5% 3/1/52 (g)		1,900,000	1,957,000
3.5% 3/1/52 (g)		4,200,000	4,325,999
3.5% 3/1/52 (g)		6,900,000	7,106,999
3.5% 3/1/52 (g)		2,750,000	2,832,499
3.5% 3/1/52 (g)		2,200,000	2,266,000
3.5% 3/1/52 (g)		2,950,000	3,038,499
3.5% 3/1/52 (g)		6,300,000	6,488,999
3.5% 3/1/52 (g)		3,150,000	3,244,499
3.5% 3/1/52 (g)		8,200,000	8,445,998
3.5% 3/1/52 (g)		1,550,000	1,596,500
4% 3/1/52 (g)		2,400,000	2,505,373
4% 3/1/52 (g)		2,400,000	2,505,373
4% 3/1/52 (g)		1,200,000	1,252,687

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			1,319,612,179

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,947,142,469)			3,906,345,694

Asset-Backed Securities - 2.3%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		$2,793,879	$2,223,014
Series 2019-1 Class A, 3.844% 5/15/39 (b)		4,213,602	3,731,250
Series 2019-2:
Class A, 3.376% 10/16/39 (b)		7,178,644	6,747,121
Class B, 4.458% 10/16/39 (b)		1,333,003	1,092,344
Series 2021-1A Class A, 2.95% 11/16/41 (b)		5,969,253	5,637,437
Accredited Mortgage Loan Trust Series 2006-1 Class M1, 1 month U.S. LIBOR + 0.330% 0.5169% 4/25/36 (c)(f)		2,414,000	2,288,323
Aegis Asset Backed Securities Trust Series 2005-5 Class M1, 1 month U.S. LIBOR + 0.640% 0.8319% 12/25/35 (f)		11,165,000	11,050,369
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (b)		2,207,000	2,201,230
AIG CLO LLC Series 2021-1A Class A1R, 3 month U.S. LIBOR + 1.120% 1.374% 4/20/32 (b)(c)(f)		7,500,000	7,454,093
Aimco Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.3413% 1/15/32 (b)(c)(f)		1,584,000	1,575,961
AIMCO CLO Ltd. Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 1.3713% 10/17/34 (b)(c)(f)		3,880,000	3,847,528
Allegro CLO X, Ltd. / Allegro CLO X LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.404% 7/20/32 (b)(c)(f)		16,000,000	15,901,472
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.394% 7/20/34 (b)(c)(f)		4,673,000	4,637,822
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class M3, 1 month U.S. LIBOR + 1.200% 1.3869% 11/25/34 (c)(f)		3,108,480	3,082,384
Anchorage Capital CLO 17, Ltd. Series 2021-17A Class A1, 3 month U.S. LIBOR + 1.170% 1.4113% 7/15/34 (b)(c)(f)		10,500,000	10,449,716
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)		3,070,079	2,851,638
Class B, 4.335% 1/16/40 (b)		609,253	436,830
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.5613% 10/15/32 (b)(c)(f)		7,102,000	7,079,849
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.3713% 7/15/34 (b)(c)(f)		5,889,000	5,851,428
Ares LVIII CLO LLC Series 2022-58A Class AR, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.330% 1.5112% 1/15/35(b)(c)(f)		7,506,000	7,504,176
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.4913% 4/17/33 (b)(c)(f)		15,169,000	15,109,310
Argent Securities, Inc. pass-thru certificates Series 2005-W5 Class A2D, 1 month U.S. LIBOR + 0.640% 0.8269% 1/25/36 (c)(f)		2,837,358	2,746,414
ArrowMark Colorado Holdings LLC Series 2021-3A Class A1R, 3 month U.S. LIBOR + 1.210% 1.4677% 1/25/35 (b)(c)(f)		9,500,000	9,425,444
Atlas Senior Loan Fund XVI, Ltd. / Atlas Senior Loan Fund XVI LLC Series 2021-16A Class A, 3 month U.S. LIBOR + 1.270% 1.524% 1/20/34 (b)(c)(f)		2,000,000	1,994,094
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.3913% 10/15/36 (b)(c)(f)		3,908,000	3,890,555
Bain Capital Credit CLO, Ltd. Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.100% 1.3413% 10/17/32 (b)(c)(f)		7,500,000	7,453,448
Balboa Bay Loan Funding Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.120% 1.374% 1/20/32 (b)(c)(f)		10,000,000	9,915,990
Battalion CLO X Ltd. / Battalion CLO X LLC Series 2021-10A Class A1R2, 3 month U.S. LIBOR + 1.170% 1.4289% 1/25/35 (b)(c)(f)		12,000,000	11,951,892
Battalion CLO XI Ltd. / Battalion CLO XI LLC Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.150% 1.4089% 4/24/34 (b)(c)(f)		22,750,000	22,655,633
Beechwood Park CLO Ltd.:
Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.5713% 1/17/33 (b)(c)(f)		5,190,000	5,190,000
Series 2022-1A Class A1R, CME TERM SOFR 3 MONTH INDEX + 1.300% 1.3% 1/17/35 (b)(c)(f)		7,708,000	7,706,112
Bellemeade Re Ltd. Series 2021-1A:
Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.750% 1.7987% 3/25/31 (b)(c)(f)		4,348,973	4,342,924
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.950% 2.9987% 3/25/31 (b)(c)(f)		2,140,000	2,128,348
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 1.2698% 1/15/35 (b)(c)(f)		5,907,000	5,873,814
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)		7,487,588	7,267,257
Class AA, 2.487% 12/16/41 (b)(c)		1,007,344	987,866
Series 2021-1A Class A, 2.443% 7/15/46 (b)		8,270,431	7,947,057
BlackRock Rainier CLO VI, Ltd. / BlackRock Rainier CLO VI LLC Series 2021-6A Class A, 3 month U.S. LIBOR + 1.700% 1.954% 4/20/33 (b)(c)(f)		8,500,000	8,502,839
BlueMountain CLO XXVIII, Ltd. / BlueMountain CLO XXVIII LLC Series 2021-28A Class A, 3 month U.S. LIBOR + 1.260% 1.5013% 4/15/34 (b)(c)(f)		3,000,000	2,993,880
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.2313% 4/15/29 (b)(c)(f)		8,338,000	8,318,864
CarMax Auto Owner Trust Series 2021-1 Class D, 1.28% 7/15/27		200,000	194,485
Carrington Mortgage Loan Trust Series 2005-FRE1:
Class M1, 1 month U.S. LIBOR + 0.700% 0.8919% 12/25/35 (c)(f)		2,144,254	2,192,015
Class M2, 1 month U.S. LIBOR + 0.730% 0.9219% 12/25/35 (f)		10,000,000	9,746,151
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		6,223,418	6,159,800
Class B, 5.095% 4/15/39 (b)		2,927,377	2,709,751
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)		4,890,207	4,767,058
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 1.354% 10/20/32 (b)(c)(f)		4,327,000	4,298,650
Series 2022-15A Class A, CME TERM SOFR 3 MONTH INDEX + 1.320% 1.32% 4/20/35 (b)(c)(f)(g)		7,060,000	7,056,519
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 1.3877% 10/25/34 (b)(c)(f)		3,624,000	3,585,557
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 1.424% 10/20/34 (b)(c)(f)		5,895,000	5,855,274
Chase Auto Credit Linked Notes Series 2021-3 Class E, 2.102% 2/26/29 (b)		630,561	621,482
CIFC Funding Ltd. Series 2021-7A Class B, 3 month U.S. LIBOR + 1.600% 1.7284% 1/23/35 (b)(c)(f)		7,600,000	7,561,863
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.5369% 10/25/37 (b)(c)(f)		1,139,544	1,142,232
Citibank Credit Card Issuance Trust:
Series 2018-A3 Class A3, 3.29% 5/23/25		700,000	715,841
Series 2018-A7 Class A7, 3.96% 10/13/30		2,100,000	2,328,291
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (b)		433,599	434,276
CoreVest American Finance Trust Series 2020-2 Class B, 4.244% 5/15/52 (b)		3,200,000	3,299,991
Crestline Denali CLO XVII, LLC Series 2018-1A Class AR, 3 month U.S. LIBOR + 1.060% 1.3013% 10/15/31 (b)(c)(f)		25,000,000	24,810,850
Crown Point CLO, Ltd. / Crown Point CLO LLC Series 2021-11A Class A, 3 month U.S. LIBOR + 1.120% 1.3658% 1/17/34 (b)(c)(f)		1,000,000	994,554
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)		7,019,520	7,191,498
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME TERM SOFR 3 MONTH INDEX + 1.300% 1.3% 4/20/35 (b)(c)(f)(g)		4,007,000	4,006,026
Dryden CLO, Ltd. Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 1.404% 10/20/34 (b)(c)(f)		3,910,000	3,890,223
Dryden Senior Loan Fund:
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.4213% 4/17/33 (b)(c)(f)		5,400,000	5,399,978
Series 2021-72A Class BR, 3 month U.S. LIBOR + 1.650% 2.1564% 5/15/32 (b)(c)(f)		6,000,000	5,977,278
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 1.3913% 10/15/35 (b)(c)(f)		5,160,000	5,130,923
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 1.2897% 2/20/35 (b)(c)(f)		3,054,000	3,036,198
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.3413% 4/15/31 (b)(c)(f)		2,460,000	2,459,151
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 1.3913% 1/15/35 (b)(c)(f)		6,200,000	6,167,915
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.4913% 1/15/34 (b)(c)(f)		7,240,000	7,210,931
ECMC Group Student Loan Trust Series 2021-1A Class A1B, 1 month U.S. LIBOR + 0.570% 0.7569% 11/25/70 (b)(c)(f)		1,175,541	1,165,989
EFS Volunteer No. 2 LLC Series 2012-1 Class A2, 1 month U.S. LIBOR + 1.350% 1.5369% 3/25/36 (b)(c)(f)		1,009,267	1,023,532
Elevation CLO, Ltd. Series 2021-13A Class A1, 3 month U.S. LIBOR + 1.190% 1.4313% 7/15/34 (b)(c)(f)		8,500,000	8,431,592
Elmwood CLO II Ltd. Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 1.404% 4/20/34 (b)(c)(f)		35,000,000	34,763,890
Encore Credit Receivables Trust Series 2005-4 Class M4, 1 month U.S. LIBOR + 0.900% 1.0869% 1/25/36 (c)(f)		4,800,000	4,714,805
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (b)		5,348,630	5,274,784
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 1.358% 7/19/34 (b)(c)(f)		4,210,000	4,171,655
Class AR, 3 month U.S. LIBOR + 1.080% 1.5386% 11/16/34 (b)(c)(f)		5,750,000	5,700,498
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.7796% 11/20/33 (b)(c)(f)		5,700,000	5,686,292
Ford Credit Auto Owner Trust Series 2021-1 Class C, 1.91% 10/17/33 (b)		1,190,000	1,146,103
Greywolf CLO II, Ltd. Series 2021-1A Class A1SR, 3 month U.S. LIBOR + 1.140% 1.3813% 4/15/34 (b)(c)(f)		35,000,000	34,767,285
Henley CLO IV DAC Series 2021-4A Class A, 3 month EURIBOR + 0.900% 0.9% 4/25/34 (b)(c)(f)	EUR	2,000,000	2,221,151
Home Re, Ltd.:
Series 2021-1:
Class M1A, 1 month U.S. LIBOR + 1.050% 1.2369% 7/25/33 (b)(c)(f)		222,103	221,499
Class M1B, 1 month U.S. LIBOR + 1.550% 1.7369% 7/25/33 (b)(c)(f)		165,000	163,860
Class M1C, 1 month U.S. LIBOR + 2.300% 2.4869% 7/25/33 (b)(c)(f)		745,000	740,456
Series 2021-2:
Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.600% 1.6487% 1/25/34 (b)(c)(f)		665,000	657,432
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.800% 2.8487% 1/25/34 (b)(c)(f)		990,000	941,208
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		3,278,313	3,126,104
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		4,074,292	3,958,986
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 1A1, 1 month U.S. LIBOR + 0.140% 0.3269% 1/25/37 (c)(f)		2,759,275	2,351,355
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 1.2485% 10/22/34 (b)(c)(f)		4,148,000	4,124,643
Invesco Euro CLO I DAC Series 2021-1A Class A1R, 3 month EURIBOR + 0.650% 0.65% 7/15/31 (b)(c)(f)	EUR	10,000,000	11,133,856
Jamestown CLO XIV Ltd. Series 2021-14A:
Class A1AR, 3 month U.S. LIBOR + 1.200% 1.454% 10/20/34 (b)(c)(f)		13,000,000	12,949,599
Class A2R, 3 month U.S. LIBOR + 1.750% 2.004% 10/20/34 (b)(c)(f)		10,600,000	10,562,063
JMP Credit Advisors CLO IV, Ltd. / JMP Credit Advisors CLO IV LLC Series 2019-1A Class AR, 3 month U.S. LIBOR + 1.280% 1.5213% 7/17/29 (b)(c)(f)		1,726,347	1,724,638
JPMorgan Chase Bank NA - CACLN Series 2021-2 Class E, 2.28% 12/26/28 (b)		851,389	842,638
KKR CLO Ltd. Series 2022-41A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.330% 1.33% 4/15/35 (b)(c)(f)(g)		9,327,000	9,324,715
KKR Financial CLO Ltd. Series 2021-33A Class A, 3 month U.S. LIBOR + 1.170% 1.424% 7/20/34 (b)(c)(f)		13,000,000	12,902,708
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (b)(c)		6,383,000	6,416,849
LCM XXIV Ltd. / LCM XXIV LLC Series 2021-24A Class AR, 3 month U.S. LIBOR + 0.980% 1.234% 3/20/30 (b)(c)(f)		7,500,000	7,452,570
Lendmark Funding Trust Series 2021-1A:
Class A, 1.9% 11/20/31 (b)		4,200,000	4,015,285
Class B, 2.47% 11/20/31 (b)		150,000	145,279
Loan Revolving Advance Investment Trust Series 2021-1 Class A1X, 1 month U.S. LIBOR + 2.750% 2.75% 12/31/22 (b)(c)(f)		2,274,570	2,232,211
Logan CLO I, Ltd. / Logan CLO I LLC Series 2021-1A Class A, 3 month U.S. LIBOR + 1.160% 1.414% 7/20/34 (b)(c)(f)		12,500,000	12,446,175
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 1.1926% 1/22/35 (b)(c)(f)		6,180,000	6,134,324
Madison Park Funding Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.140% 1.3851% 1/18/34 (b)(c)(f)		14,500,000	14,414,552
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.3613% 7/15/34 (b)(c)(f)		4,233,000	4,201,583
Madison Park Funding XVII, Ltd. Series 2021-17A Class AR2, 3 month U.S. LIBOR + 1.000% 1.2551% 7/21/30 (b)(c)(f)		7,000,000	6,975,983
Madison Park Funding XXXIV, Ltd. Series 2021-34A Class AR, 3 month U.S. LIBOR + 1.120% 1.3777% 4/25/32 (b)(c)(f)		20,000,000	19,993,220
Madison Park Funding XXXVIII, Ltd. Series 2021-38A Class A, 3 month U.S. LIBOR + 1.120% 1.3613% 7/17/34 (b)(c)(f)		12,500,000	12,412,350
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 1.394% 10/20/34 (b)(c)(f)		1,417,000	1,408,285
Magnetite VII Ltd. Series 2018-7A Class A1R2, 3 month U.S. LIBOR + 0.800% 1.0413% 1/15/28 (b)(c)(f)		6,620,212	6,603,297
Magnetite XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.130% 1.251% 1/25/35 (b)(c)(f)		4,904,000	4,861,203
Marlette Funding Trust:
Series 2021-3A Class A, 0.65% 12/15/31 (b)		4,641,878	4,607,136
Series 2022-1A Class A, 1.36% 4/15/32 (b)		4,500,000	4,496,561
MASTR Asset Backed Securities Trust:
Series 2005-NC2 Class A4, 1 month U.S. LIBOR + 0.700% 0.5369% 11/25/35 (c)(f)		10,390,472	7,375,056
Series 2005-WF1 Class M7, 1 month U.S. LIBOR + 1.720% 1.9119% 6/25/35 (c)(f)		1,816,559	1,830,640
MDPK Series 2021-48A Class A, 3 month U.S. LIBOR + 1.150% 1.398% 4/19/33 (b)(c)(f)		5,000,000	4,978,795
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)		1,587,284	1,610,613
MidOcean Credit CLO V Series 2018-5A Class AR, 3 month U.S. LIBOR + 1.120% 1.368% 7/19/28 (b)(c)(f)		569,695	568,298
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.324% 10/20/30 (b)(c)(f)		8,353,000	8,306,658
Morgan Stanley ABS Capital I Trust:
Series 2006-HE4 Class A4, 1 month U.S. LIBOR + 0.480% 0.6669% 6/25/36 (f)		3,889,128	2,412,893
Series 2007-NC3 Class A2D, 1 month U.S. LIBOR + 0.260% 0.4469% 5/25/37 (c)(f)		2,373,877	2,059,160
Nationstar Home Equity Loan Trust Series 2006-B Class M2, 1 month U.S. LIBOR + 0.360% 0.5469% 9/25/36 (c)(f)		8,141,000	7,938,289
Navient Private Education Refi Loan Trust Series 2021-A Class B, 2.24% 5/15/69 (b)		100,000	95,327
Navient Student Loan Trust:
Series 2015-1 Class A2, 1 month U.S. LIBOR + 0.600% 0.7869% 4/25/40 (c)(f)		2,775,370	2,701,542
Series 2016-2A Class A3, 1 month U.S. LIBOR + 1.500% 1.6869% 6/25/65 (b)(c)(f)		1,475,000	1,487,958
Series 2017-3A Class A3, 1 month U.S. LIBOR + 1.050% 1.2369% 7/26/66 (b)(c)(f)		9,093,000	9,073,831
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A3, 1 month U.S. LIBOR + 0.230% 0.4169% 4/25/37 (f)		3,378,587	3,324,109
Northwoods Capital XV, Ltd. Series 2021-15A Class A1R, 3 month U.S. LIBOR + 1.210% 1.4236% 6/20/34 (b)(c)(f)		23,750,000	23,572,778
OCP CLO Ltd. / OCP CLO LLC Series 2021-18A Class AR, 3 month U.S. LIBOR + 1.090% 1.344% 7/20/32 (b)(c)(f)		18,000,000	17,842,806
Octagon Investment Partners 20-R, Ltd. Series 2021-4A Class BR, 3 month U.S. LIBOR + 1.700% 2.0949% 5/12/31 (b)(c)(f)		2,500,000	2,479,610
Octagon Investment Partners 31, Ltd. / Octagon Investment Partners 31 LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.050% 1.304% 7/20/30 (b)(c)(f)		3,000,000	2,987,685
Oportun Funding XIV, LLC Series 2021-A:
Class A, 1.21% 3/8/28 (b)		800,000	781,619
Class B, 1.76% 3/8/28 (b)		400,000	395,743
Oportun Funding, LLC Series 2020-1 Class B, 3.45% 5/15/24 (b)		2,000,000	2,010,514
Palmer Square CLO, Ltd. Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.190% 1.444% 4/20/34 (b)(c)(f)		6,000,000	5,987,550
Park Avenue Institutional Advisers CLO Ltd. / Park Avenue Institutional Advisers CLO LLC Series 2021-1A Class A1AR, 3 month U.S. LIBOR + 1.000% 1.254% 10/20/31 (b)(c)(f)		12,750,000	12,675,566
Park Avenue Institutional Advisers CLO, Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 1.240% 1.6349% 2/14/34 (b)(c)(f)		2,000,000	1,993,928
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 1.384% 10/20/34 (b)(c)(f)		2,337,000	2,320,248
PennyMac Mortgage Investment Trust Series 2018-FT1 Class A, 1 month U.S. LIBOR + 2.350% 2.4577% 4/25/23 (b)(c)(f)		300,000	297,819
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)		6,090,700	6,065,789
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)		4,686,000	4,701,237
Class A2II, 4.008% 12/5/51 (b)		4,188,000	4,116,438
PMT Credit Risk Transfer Trust Series 2021-1R Class A, 1 month U.S. LIBOR + 2.900% 3.0077% 2/27/24 (b)(c)(f)		3,913,542	3,972,634
Preston Ridge Partners Mortgage Trust Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)		2,961,877	2,908,459
Recette CLO, Ltd. Series 2021-1A Class ARR, 3 month U.S. LIBOR + 1.080% 1.334% 4/20/34 (b)(c)(f)		4,700,000	4,640,728
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.374% 4/20/34 (b)(c)(f)		7,250,000	7,212,945
Romark CLO-IV Ltd. / Romark CLO-IV LLC Series 2021-4A Class A1, 3 month U.S. LIBOR + 1.170% 1.4013% 7/10/34 (b)(c)(f)		13,250,000	13,095,479
RR 7 Ltd. Series 2022-7A Class A1AB, 3 month U.S. LIBOR + 1.340% 1.5203% 1/15/37 (b)(c)(f)		7,731,000	7,729,121
Santander Drive Auto Receivables Trust Series 2021-1 Class D, 1.13% 11/16/26		2,800,000	2,754,621
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)		6,319,055	6,056,838
Class B, 4.335% 3/15/40 (b)		665,815	553,679
Saratoga Investment Corp. CLO, Ltd. / Saratoga Investment Corp. CLO, Inc. Series 2021-1A Class AR3, 3 month U.S. LIBOR + 1.320% 1.574% 4/20/33 (b)(c)(f)		12,000,000	11,974,800
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)		8,004,000	8,103,732
1.884% 7/15/50 (b)		2,753,000	2,690,955
2.328% 7/15/52 (b)		2,105,000	2,056,665
Securitized Asset Backed Receivables LLC Trust Series 2006-CB5 Class A3, 1 month U.S. LIBOR + 0.280% 0.3269% 6/25/36 (c)(f)		2,517,298	1,956,930
Sixth Street CLO XVII, Ltd. / Sixth Street CLO XVII LLC Series 2021-17A Class A, 3 month U.S. LIBOR + 1.240% 1.494% 1/20/34 (b)(c)(f)		5,000,000	4,976,945
Sound Point CLO VII-R, Ltd. Series 2021-3RA Class A1R, 3 month U.S. LIBOR + 1.070% 1.3289% 10/23/31 (b)(c)(f)		10,250,000	10,179,654
Soundview Home Loan Trust Series 2007-NS1 Class A4, 1 month U.S. LIBOR + 0.300% 0.4869% 1/25/37 (c)(f)		7,309,000	7,200,946
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)		1,495,000	1,424,710
SYMP Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.320% 1.85% 4/23/35 (b)(c)(f)(g)		7,640,000	7,636,180
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.3013% 7/15/32 (b)(c)(f)		768,000	765,225
TCW CLO, Ltd. / TCW CLO, LLC Series 2021-1A Class A1RR, 3 month U.S. LIBOR + 1.160% 1.2915% 4/20/34 (b)(c)(f)		5,500,000	5,483,148
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0469% 9/25/34 (c)(f)		3,983	3,945
TH MSR Issuer Trust Series 2019-FT1 Class A, 1 month U.S. LIBOR + 2.800% 2.9869% 6/25/24 (b)(c)(f)		1,250,000	1,245,057
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)		9,142,761	8,938,520
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)		9,381,034	9,097,899
Towd Point Mortgage Trust:
Series 2019-1 Class A1, 3.6411% 3/25/58 (b)(c)		1,585,127	1,619,717
Series 2020-4 Class A1, 1.75% 10/25/60 (b)		2,386,250	2,343,130
Tralee CLO VII Ltd. / Tralee CLO VII LLC Series 2021-7A Class A1, 3 month U.S. LIBOR + 1.320% 1.5777% 4/25/34 (b)(c)(f)		12,000,000	11,975,232
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (b)		377,918	375,710
Series 2021-2 Class A, 0.91% 6/20/31 (b)		5,972,285	5,930,890
Series 2021-3 Class A, 0.83% 7/20/31 (b)		9,730,044	9,638,305
Series 2021-4 Class A, 0.84% 9/20/31 (b)		9,373,954	9,232,141
Venture 43 CLO, Ltd. Series 2021-43A Class A1, 3 month U.S. LIBOR + 1.240% 1.4813% 4/15/34 (b)(c)(f)		15,200,000	15,168,658
VOLT XCIV LLC Series 2021-NPL3 Class A1, 2.2395% 2/27/51 (b)		18,445,738	18,119,110
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.524% 7/20/32 (b)(c)(f)		8,868,000	8,839,445
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.408% 7/19/34 (b)(c)(f)		15,930,000	15,836,443
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 1.404% 10/20/34 (b)(c)(f)		7,430,000	7,380,241
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.3913% 7/16/34 (b)(c)(f)		3,924,000	3,898,890
TOTAL ASSET-BACKED SECURITIES
(Cost $1,090,372,045)			1,079,610,912

Collateralized Mortgage Obligations - 0.8%
Private Sponsor - 0.6%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (b)		1,852,199	1,768,367
Alternative Loan Trust floater Series 2007-OH3 Class A1B, 1 month U.S. LIBOR + 0.220% 0.4069% 9/25/47 (f)		2,053,010	1,951,114
BCAP LLC Trust sequential payer Series 2010-RR4 Class 31A6, 6.4591% 1/26/37 (b)(c)		3,696,045	3,392,220
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)		5,800,000	5,800,041
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)		3,439,321	3,390,043
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)		8,553,698	8,672,850
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)		5,644,776	5,602,356
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)		3,954,380	3,930,240
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)		4,358,212	4,336,340
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)		5,199,448	5,145,196
Central Park Funding Trust floater:
Series 2021-1 Class PT, 1 month U.S. LIBOR + 2.750% 2.8579% 8/29/22 (b)(c)(f)		11,987,336	11,700,303
Series 2021-2 Class PT, 3.1019% 10/27/22 (b)(c)		15,151,866	14,486,382
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (b)		2,805,808	2,792,327
CIM Trust:
sequential payer:
Series 2021-R1 Class A2, 2.4% 8/25/56 (b)		7,370,634	7,199,553
Series 2021-R3 Class A1A, 1.951% 6/25/57 (b)		9,422,914	9,275,052
Series 2021-R4 Class A1A, 2% 5/1/61 (b)		9,457,347	9,264,897
Series 2021-R5 Class A1A, 2% 8/25/61 (b)(c)		7,958,305	7,720,234
Citigroup Mortgage Loan Trust Series 2005-9 Class 22A1, 6% 11/25/35		1,450,193	1,409,755
COLT Trust sequential payer Series 2021-RPL1 Class A1, 1.6654% 9/25/61 (b)		4,407,758	4,348,040
Connecticut Avenue Securities Trust floater Series 2020-R01 Class 1M2, 1 month U.S. LIBOR + 2.050% 2.2369% 1/25/40 (b)(c)(f)		488,585	488,585
Credit Suisse Mortgage Trust Series 2021-RP11 Class PT, 3.7778% 10/25/61 (b)		9,138,870	9,635,118
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.4082% 5/27/37 (b)(c)(f)		267,325	263,335
CSMC Trust:
sequential payer:
Series 2020-RPL2 Class A12, 3.4141% 2/25/60 (b)(c)		687,391	694,098
Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(c)		4,584,212	4,550,619
Series 2020-RPL4 Class A1, 2% 1/25/60 (b)		2,269,335	2,251,272
Series 2022-RPL1 Class PT, 3.7778% 2/25/62 (b)(g)		10,610,000	11,078,332
CSMCM Trust Certificates:
Series 2021-RP11 Class CERT, 3.7778% 10/27/61 (b)		386,568	406,429
Series 2022-RPL1 Class CERT, 3.7778% 2/27/62 (b)(g)		445,000	464,643
CWALT, Inc. Series 2005-13CB Class A8, 5.5% 5/25/35		2,211,086	2,128,297
Eagle Re Ltd. floater Series 2021-1:
Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.150% 2.1987% 10/25/33 (b)(c)(f)		1,125,000	1,125,109
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.700% 2.7487% 10/25/33 (b)(c)(f)		1,735,000	1,750,576
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.5998% 11/25/24 (b)(c)		10,400,000	10,399,994
GMAC Mortgage Loan Trust Series 2005-AR6 Class 2A1, 3.0938% 11/19/35 (c)		1,788,633	1,696,206
GSR Mortgage Loan Trust floater Series 2006-OA1 Class 1A1, 1 month U.S. LIBOR + 0.440% 0.6269% 8/25/46 (c)(f)		18,453,728	5,430,469
J.P. Morgan Mortgage Trust Series 2021-13 Class A3, 2.5% 4/25/52 (b)		14,012,428	13,359,975
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (b)(c)		5,800,000	5,822,179
Legacy Mortgage Asset Trust sequential payer:
Series 2020-GS2 Class A1, 2.75% 3/25/60 (b)(c)		14,391,838	14,402,425
Series 2021-SL1 Class A, 1.991% 9/25/60 (b)		1,801,536	1,800,435
Merrill Lynch Mortgage Investors Trust floater Series 2006-A2 Class 1A, 1 month U.S. LIBOR + 0.180% 0.3669% 2/25/36 (f)		6,226,717	4,071,346
MRA Issuance Trust floater:
Series 2021-10 Class A1X, 1 month U.S. LIBOR + 1.500% 1.6063% 2/22/23 (b)(c)(f)		14,920,000	14,863,767
Series 2021-EBO3:
Class A1X, 1 month U.S. LIBOR + 1.750% 1.8493% 3/31/23 (b)(c)(f)		5,570,000	5,538,886
Class A2, 1 month U.S. LIBOR + 2.750% 2.8493% 3/31/23 (b)(c)(f)		6,430,000	6,393,966
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)		1,365,813	1,394,206
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)		2,486,566	2,542,224
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)		5,010,946	4,903,373
NMLT Trust Series 2021-INV3 2.2769% 11/25/56 (b)		6,660,783	7,082,970
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)		5,399,597	5,351,888
Preston Ridge Partners Mortgage Trust:
Series 2021-1 Class A1, 2.115% 1/25/26 (b)		4,330,146	4,288,154
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)		2,323,433	2,267,990
RALI Trust:
Series 2006-QS4 Class A4, 6% 4/25/36		1,699,666	1,639,297
Series 2007-QS3 Class A5, 6.25% 2/25/37		2,759,467	2,599,777
Series 2007-QS8 Class A5, 6% 6/25/37		991,611	954,972
Retiro Mortgage Securities floater Series 2021-1A Class A1, 2.000% x 3 month EURIBOR 1.453% 7/30/75 (b)(c)(f)	EUR	1,613,262	1,799,296
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)		1,599,649	1,577,063
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.1915% 7/20/34 (c)(f)		824	803
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.8269% 9/25/43 (c)(f)		1,546,838	1,507,730
WaMu Mortgage pass-thru certificates floater Series 2005-AR2 Class 2A1B, 1 month U.S. LIBOR + 0.740% 0.9269% 1/25/45 (f)		1,586,276	1,575,035

TOTAL PRIVATE SPONSOR			270,286,149

U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43		738,825	727,001
Class GA, 1.75% 6/25/42		804,455	793,944
Series 2005-79 Class ZC, 5.9% 9/25/35		207,136	229,976
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 6.3581% 8/25/37 (c)(m)(n)		685,535	128,772
Series 2010-135 Class ZA, 4.5% 12/25/40		383,853	432,404
Series 2010-150 Class ZC, 4.75% 1/25/41		630,470	700,900
Series 2010-95 Class ZC, 5% 9/25/40		1,394,427	1,545,170
Series 2011-4 Class PZ, 5% 2/25/41		214,957	232,814
Series 2012-100 Class WI, 3% 9/25/27 (m)		326,208	21,342
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.4631% 12/25/30 (c)(m)(n)		59,583	2,334
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.3631% 6/25/41 (c)(m)(n)		44,648	1,355
Series 2013-133 Class IB, 3% 4/25/32 (m)		134,095	5,041
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.8631% 1/25/44 (c)(m)(n)		106,747	19,919
Series 2013-44 Class DJ, 1.85% 5/25/33		6,993,701	6,902,449
Series 2013-51 Class GI, 3% 10/25/32 (m)		520,262	35,390
Series 2015-42 Class IL, 6% 6/25/45 (m)		673,173	129,002
Series 2015-70 Class JC, 3% 10/25/45		552,580	566,153
Series 2017-30 Class AI, 5.5% 5/25/47 (m)		385,686	74,825
Freddie Mac:
planned amortization class:
Series 2020-4960 Class PB, 1.5% 10/25/49		2,957,339	3,019,000
Series 4135 Class AB, 1.75% 6/15/42		602,485	595,297
sequential payer Series 3871 Class KB, 5.5% 6/15/41		490,303	546,204
Series 2017-4683 Class LM, 3% 5/15/47		825,517	841,689
Series 2933 Class ZM, 5.75% 2/15/35		434,768	485,654
Series 2996 Class ZD, 5.5% 6/15/35		269,141	296,969
Series 3237 Class C, 5.5% 11/15/36		384,402	418,749
Series 3980 Class EP, 5% 1/15/42		2,020,001	2,219,922
Series 4055 Class BI, 3.5% 5/15/31 (m)		141,449	5,613
Series 4149 Class IO, 3% 1/15/33 (m)		268,250	24,092
Series 4314 Class AI, 5% 3/15/34 (m)		52,339	2,576
Series 4427 Class LI, 3.5% 2/15/34 (m)		346,830	29,285
Series 4471 Class PA 4% 12/15/40		303,425	314,890
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		569,104	609,712
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		2,130,513	2,280,747
Freddie Mac STACR REMIC Trust floater:
Series 2019-DNA4 Class B1, 1 month U.S. LIBOR + 2.700% 2.8869% 10/25/49 (b)(c)(f)		9,700,000	9,702,487
Series 2020-DNA6 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 3.000% 3.0487% 12/25/50 (b)(c)(f)		3,910,000	3,649,278
Series 2021-DNA2 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 3.400% 3.4487% 8/25/33 (b)(c)(f)		4,380,000	4,236,469
Series 2021-HQA1:
Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 3.000% 3.0487% 8/25/33 (b)(c)(f)		2,700,000	2,501,219
Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.250% 2.2987% 8/25/33 (b)(c)(f)		3,900,000	3,851,554
Freddie Mac. STACR REMIC Trust floater Series 2020-DNA1 Class B1, 1 month U.S. LIBOR + 2.300% 2.4869% 1/25/50 (b)(c)(f)		6,600,000	6,580,771
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.4813% 12/20/60 (c)(f)(o)		794,513	793,946
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6513% 9/20/61 (c)(f)(o)		3,307,388	3,315,520
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 0.6213% 8/20/62 (c)(f)(o)		535,007	536,623
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7513% 5/20/61 (c)(f)(o)		5,765	5,796
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 0.7013% 8/20/63 (c)(f)(o)		1,371,444	1,373,796
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.6617% 10/20/49 (c)(f)		300,461	301,993
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.6117% 12/20/49 (c)(f)		3,622,794	3,652,369
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.6117% 2/20/49 (c)(f)		1,473,895	1,486,009
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.6617% 8/20/49 (c)(f)		438,360	442,863
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.5617% 3/20/50 (c)(f)		3,331,364	3,346,384
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.6766% 12/20/40 (c)(n)		566,736	616,396
Series 2016-69 Class WA, 3% 2/20/46		350,811	358,100
Series 2017-134 Class BA, 2.5% 11/20/46		862,213	872,004
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40		1,165,024	1,210,820
Series 2010-170 Class B, 4% 12/20/40		262,567	272,943
Series 2017-139 Class BA, 3% 9/20/47		3,634,372	3,715,830
Series 2010-116 Class QB, 4% 9/16/40		2,044,706	2,136,854
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.8243% 2/16/40 (c)(m)(n)		362,348	48,479
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.9383% 7/20/41 (c)(m)(n)		87,036	15,288
Series 2013-149 Class MA, 2.5% 5/20/40		1,108,089	1,137,149
Series 2015-H13 Class HA, 2.5% 8/20/64 (o)		6,901	6,937
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.72% 8/20/66 (c)(f)(o)		2,226,177	2,207,340

TOTAL U.S. GOVERNMENT AGENCY			82,614,407

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $359,527,473)			352,900,556

Commercial Mortgage Securities - 2.3%
3650R Commercial Mortgage Trust sequential payer Series 2021-PF1 Class A4, 2.253% 11/15/54		4,200,000	3,983,905
Arbor Multifamily Mortgage Securities Trust sequential payer Series 2021-MF2 Class A4, 2.2515% 6/15/54 (b)		9,500,000	8,969,769
Ashford Hospitality Trust floater Series 2018-ASHF Class A, 1 month U.S. LIBOR + 0.900% 1.091% 4/15/35 (b)(c)(f)		3,546,916	3,493,567
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.150% 1.25% 1/15/39 (b)(c)(f)		4,172,000	4,136,088
Class B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.550% 1.65% 1/15/39 (b)(c)(f)		789,000	780,789
Class C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.150% 2.25% 1/15/39 (b)(c)(f)		562,000	556,237
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)		6,500,000	6,479,400
Class ANM, 3.112% 11/5/32 (b)		4,963,000	4,937,587
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)		1,113,000	1,091,504
Class CNM, 3.7186% 11/5/32 (b)(c)		461,000	444,213
BANK:
sequential payer:
Series 2019-BN21:
Class A4, 2.6% 10/17/52		4,400,000	4,300,690
Class A5, 2.851% 10/17/52		838,000	835,495
Series 2020-BN28 Class A3, 1.584% 3/15/63		9,000,000	8,189,654
Series 2021-BN31 Class A3, 1.771% 2/15/54		2,000,000	1,836,722
Series 2021-BN32 Class A4, 2.349% 4/15/54		20,000,000	19,250,438
Series 2021-BN33 Class A4, 2.27% 5/15/64		9,000,000	8,562,232
Series 2020-BN25 Class XB, 0.4398% 1/15/63 (c)(m)		5,200,000	168,416
Series 2021-BN31 Class XB, 0.8704% 2/15/54 (c)(m)		7,000,000	488,840
Series 2021-BN33 Class XA, 1.0613% 5/15/64 (c)(m)		8,987,724	663,675
Series 2021-BN34 Class XB, 0.5174% 6/15/63 (c)(m)		171,794,000	7,594,016
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.7869% 11/25/35 (b)(c)(f)		17,669	16,868
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 0.7719% 1/25/36 (b)(c)(f)		43,777	42,057
Class M1, 1 month U.S. LIBOR + 0.670% 0.8619% 1/25/36 (b)(c)(f)		14,130	13,571
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.400% 0.5919% 12/25/36 (b)(c)(f)		96,914	92,506
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.4569% 3/25/37 (b)(c)(f)		25,046	23,860
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.4569% 7/25/37 (b)(c)(f)		72,857	69,849
Class A2, 1 month U.S. LIBOR + 0.320% 0.5069% 7/25/37 (b)(c)(f)		68,213	63,479
Class M1, 1 month U.S. LIBOR + 0.370% 0.5569% 7/25/37 (b)(c)(f)		23,218	22,387
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.4769% 7/25/37 (b)(c)(f)		26,121	24,698
Class M1, 1 month U.S. LIBOR + 0.310% 0.4969% 7/25/37 (b)(c)(f)		13,843	13,223
Class M2, 1 month U.S. LIBOR + 0.340% 0.5269% 7/25/37 (b)(c)(f)		14,806	14,043
Class M3, 1 month U.S. LIBOR + 0.370% 0.5569% 7/25/37 (b)(c)(f)		23,713	21,627
Class M4, 1 month U.S. LIBOR + 0.500% 0.6869% 7/25/37 (b)(c)(f)		37,436	33,927
Class M5, 1 month U.S. LIBOR + 0.600% 0.7869% 7/25/37 (b)(c)(f)		15,814	18,802
BBCMS Mortgage Trust sequential payer:
Series 2019-C4 Class A4, 2.661% 8/15/52		4,000,000	3,934,918
Series 2021-C9 Class A4, 2.021% 2/15/54		10,000,000	9,372,302
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51		1,700,000	1,744,828
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51		949,000	1,018,730
Series 2019-B10 Class A4, 3.717% 3/15/62		1,673,000	1,759,396
Series 2019-B13 Class A4, 2.952% 8/15/57		7,629,000	7,647,679
Series 2020-B18 Class A4, 1.672% 7/15/53		10,000,000	9,143,474
Series 2020-B19:
Class A3, 1.787% 9/15/53		5,800,000	5,575,667
Class A4, 1.546% 9/15/53		12,500,000	11,483,600
Series 2020-B22 Class A4, 1.685% 1/15/54		3,175,000	2,908,804
Series 2021-B23 Class A4A1, 1.823% 2/15/54		2,000,000	1,842,984
Series 2021-B24 Class A4, 2.2638% 3/15/54		17,600,000	16,713,124
Series 2021-B26 Class A4, 2.295% 6/15/54		8,800,000	8,408,392
Series 2019-B12 Class XA, 1.0615% 8/15/52 (c)(m)		39,892,947	2,196,917
Series 2019-B14 Class XA, 0.7822% 12/15/62 (c)(m)		22,800,521	957,581
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.241% 11/15/28 (b)(c)(f)		7,501,000	7,444,484
BHMS floater Series 2018-ATLS Class A, 1 month U.S. LIBOR + 1.250% 1.4411% 7/15/35 (b)(c)(f)		10,931,821	10,822,149
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.941% 9/15/26 (b)(c)(f)		8,921,000	8,748,066
BMO Mortgage Trust sequential payer Series 2022-C1 Class A4, 3.119% 2/15/55		6,200,000	6,292,474
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA Class A, 1 month U.S. LIBOR + 0.670% 0.8621% 3/15/37 (b)(c)(f)		7,270,387	7,206,159
Series 2021-CIP Class E, 1 month U.S. LIBOR + 2.820% 3.011% 12/15/38 (b)(c)(f)		10,350,000	10,090,900
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 0.8811% 10/15/36 (b)(c)(f)		8,026,000	7,845,149
Class B, 1 month U.S. LIBOR + 0.890% 1.0908% 10/15/36 (b)(c)(f)		1,201,000	1,170,933
Class C, 1 month U.S. LIBOR + 1.090% 1.2906% 10/15/36 (b)(c)(f)		1,607,000	1,558,718
Class D, 1 month U.S. LIBOR + 1.290% 1.4903% 10/15/36 (b)(c)(f)		1,560,000	1,509,232
Class E, 1 month U.S. LIBOR + 1.940% 2.1395% 10/15/36 (b)(c)(f)		5,425,000	5,248,449
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.8433% 5/15/38 (b)(c)(f)		5,200,000	5,089,588
Series 2022-LP2 Class A, CME TERM SOFR 1 MONTH INDEX + 1.010% 1.0629% 2/15/39 (b)(c)(f)		10,400,000	10,295,888
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 1.067% 11/15/32 (b)(c)(f)		12,593,000	12,431,364
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.191% 11/15/32 (b)(c)(f)		4,342,967	4,315,989
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.2786% 9/15/37 (b)(c)(f)		3,531,998	3,487,725
Class B, 1 month U.S. LIBOR + 1.320% 1.516% 9/15/37 (b)(c)(f)		4,037,040	3,905,548
Class D, 1 month U.S. LIBOR + 2.620% 2.816% 9/15/37 (b)(c)(f)		2,297,817	1,942,815
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 1.991% 11/15/35 (b)(c)(f)		2,713,900	2,703,561
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.491% 4/15/34 (b)(c)(f)		4,464,000	4,396,800
Class C, 1 month U.S. LIBOR + 1.600% 1.791% 4/15/34 (b)(c)(f)		2,952,000	2,900,158
Class D, 1 month U.S. LIBOR + 1.900% 2.091% 4/15/34 (b)(c)(f)		3,099,000	3,033,071
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.271% 10/15/36 (b)(c)(f)		3,409,350	3,379,262
Class C, 1 month U.S. LIBOR + 1.250% 1.441% 10/15/36 (b)(c)(f)		4,286,550	4,246,148
Class D, 1 month U.S. LIBOR + 1.450% 1.641% 10/15/36 (b)(c)(f)		6,070,700	6,009,821
Class E, 1 month U.S. LIBOR + 1.800% 1.991% 10/15/36 (b)(c)(f)		8,530,600	8,434,792
Class G, 1 month U.S. LIBOR + 2.300% 2.491% 10/15/36 (b)(c)(f)		15,725,000	15,428,555
Series 2021-ACNT Class A, 1 month U.S. LIBOR + 0.850% 1.042% 11/15/38 (b)(c)(f)		7,885,000	7,801,256
Series 2021-BXMF Class A, 1 month U.S. LIBOR + 0.630% 0.8269% 10/15/26 (b)(c)(f)		7,377,000	7,210,769
floater sequential payer:
Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.8911% 1/15/34 (b)(c)(f)		3,562,000	3,473,865
Series 2021-SOAR Class A, 0.861% 6/15/38 (b)(c)		8,420,000	8,230,260
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.191% 4/15/34 (b)(c)(f)		6,200,000	6,130,310
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.111% 10/15/36 (b)(c)(f)		2,919,831	2,907,024
BXMT, Ltd. floater Series 2020-FL3 Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.400% 1.5628% 11/15/37 (b)(f)		20,100,000	20,060,992
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, 1 month U.S. LIBOR + 1.070% 1.261% 12/15/37 (b)(c)(f)		1,800,000	1,786,454
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50		2,500,000	2,515,182
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)		16,966,720	16,414,371
Class A2, 1.99% 7/15/60 (b)		6,736,827	6,380,660
Series 2021-1A Class A1, 1.53% 3/15/61 (b)		8,632,323	8,214,689
CFCRE Mortgage Trust sequential payer Series 2016-C6 Class A2, 2.95% 11/10/49		939,742	942,409
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.1411% 11/15/36 (b)(c)(f)		3,687,000	3,640,788
Class B, 1 month U.S. LIBOR + 1.250% 1.4411% 11/15/36 (b)(c)(f)		1,400,000	1,378,944
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (b)		4,982,000	4,983,007
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.311% 6/15/34 (b)(c)(f)		13,955,140	13,798,337
Class B, 1 month U.S. LIBOR + 1.500% 1.691% 6/15/34 (b)(c)(f)		2,103,645	2,066,711
Class C, 1 month U.S. LIBOR + 1.750% 1.941% 6/15/34 (b)(c)(f)		2,376,653	2,311,085
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.592% 8/15/36 (b)(c)(f)		4,919,602	4,835,944
Class B, 1 month U.S. LIBOR + 1.900% 2.092% 8/15/36 (b)(c)(f)		1,514,473	1,476,909
Class C, 1 month U.S. LIBOR + 2.300% 2.492% 8/15/36 (b)(c)(f)		1,126,597	1,093,112
Class D, 1 month U.S. LIBOR + 3.050% 3.242% 8/15/36 (b)(c)(f)		1,390,704	1,342,585
Citigroup Commercial Mortgage Trust:
floater Series 2020-WSS Class A, 1 month U.S. LIBOR + 1.950% 2.1411% 2/15/39 (b)(c)(f)		6,045,385	6,039,898
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49		2,802,940	2,796,909
Series 2015-GC29 Class XA, 1.0214% 4/10/48 (c)(m)		29,351,659	783,325
Series 2015-GC33 Class XA, 0.8805% 9/10/58 (c)(m)		18,021,602	483,055
Series 2016-C2 Class A3, 2.575% 8/10/49		2,800,000	2,786,445
Series 2016-GC36 Class A4, 3.349% 2/10/49		2,500,000	2,532,136
Series 2016-P6 Class XA, 0.5702% 12/10/49 (c)(m)		12,881,799	302,534
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)		1,700,000	1,717,473
Series 2014-CR18 Class A5, 3.828% 7/15/47		1,610,000	1,658,152
Series 2016-COR1 Class A3, 2.826% 10/10/49		7,520,414	7,488,650
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)		1,000,000	1,028,711
Series 2014-CR17 Class XA, 0.9572% 5/10/47 (c)(m)		17,763,228	303,597
Series 2014-CR20 Class XA, 0.9843% 11/10/47 (c)(m)		16,613,159	350,245
Series 2014-LC17 Class XA, 0.7008% 10/10/47 (c)(m)		34,459,875	523,253
Series 2014-UBS6:
Class A5, 3.644% 12/10/47		3,900,000	3,993,744
Class XA, 0.8554% 12/10/47 (c)(m)		9,826,018	194,136
Series 2015-CR23 Class A3, 3.23% 5/10/48		2,500,000	2,512,027
Series 2015-CR24 Class A4, 3.432% 8/10/48		1,350,914	1,363,259
Series 2015-PC1 Class A4, 3.62% 7/10/50		1,462,650	1,481,414
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.171% 5/15/36 (b)(c)(f)		5,263,000	5,220,738
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)		2,210,405	2,157,437
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)		5,237,000	5,266,283
Class B, 4.5349% 4/15/36 (b)		1,543,000	1,534,753
Class C, 4.782% 4/15/36 (b)(c)		1,033,000	1,020,912
Class D, 4.782% 4/15/36 (b)(c)		2,066,000	1,994,999
CSAIL Commercial Mortgage Trust:
sequential payer Series 2021-C20 Class A2, 2.4862% 3/15/54		16,000,000	15,497,934
Series 2016-C7 Class A4, 3.21% 11/15/49		3,186,022	3,199,921
CSMC Commercial Mortgage Trust sequential payer Series 2016-NXSR Class A4, 3.7948% 12/15/49		2,000,000	2,076,976
CSMC Trust sequential payer Series 2014-U.S.A. Class A2, 3.953% 9/15/37 (b)		2,001,000	2,029,818
DBWF Mortgage Trust Series 2018-AMXP Class B, 3.9956% 5/5/35 (b)(c)		762,000	752,706
DOLP Trust sequential payer Series 2021-NYC Class A, 2.956% 5/10/41 (b)		13,500,000	13,209,739
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, 1 month U.S. LIBOR + 0.700% 0.893% 11/15/38 (b)(c)(f)		10,980,000	10,753,507
Class B, 1 month U.S. LIBOR + 1.120% 1.3122% 11/15/38 (b)(c)(f)		975,000	954,303
Class F, 1 month U.S. LIBOR + 2.660% 2.859% 11/15/38 (b)(c)(f)		1,000,000	969,959
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.272% 7/15/38 (b)(c)(f)		3,674,386	3,639,046
Class B, 1 month U.S. LIBOR + 1.380% 1.572% 7/15/38 (b)(c)(f)		2,092,124	2,067,190
Class C, 1 month U.S. LIBOR + 1.700% 1.892% 7/15/38 (b)(c)(f)		1,542,507	1,524,120
Class D, 1 month U.S. LIBOR + 2.250% 2.442% 7/15/38 (b)(c)(f)		3,116,818	3,075,921
Freddie Mac:
floater:
Series 2021-F104 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.2987% 1/25/31 (c)(f)		3,116,657	3,116,657
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.2987% 2/25/31 (c)(f)		11,022,661	11,004,807
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.2787% 4/25/31 (c)(f)		11,168,000	11,131,048
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.2787% 5/25/28 (c)(f)		14,432,972	14,432,972
Series 2021-F114 Class A/S, 0.2687% 5/25/31 (c)		23,610,000	23,589,932
Series 2021-F115 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.2587% 6/25/31 (c)(f)		20,694,290	20,662,075
Series 2021-F121 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.2287% 8/25/28 (c)(f)		5,804,000	5,769,004
floater sequential payer Series 2021-KF124 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.2687% 10/25/31 (c)(f)		32,351,000	32,294,774
sequential payer Series 2021-K136 Class A2, 2.127% 11/25/31		500,000	488,893
Series 2019-K095 Class X1, 0.9492% 6/25/29 (c)(m)		13,945,442	838,669
Series 2020-K106 Class X1, 1.3544% 1/25/30 (c)(m)		60,757,892	5,578,850
Series 2021-K124 Class X1, 0.721% 12/25/30 (c)(m)		6,491,679	357,163
Series 2021-K741 Class X1, 0.5721% 12/25/27 (c)(m)		140,830,806	4,171,549
Greystone Commercial Capital Trust floater Series 2021-3 Class A, 1 month U.S. LIBOR + 2.230% 2.355% 8/17/23 (b)(c)(e)(f)		7,000,000	6,999,300
GS Mortgage Securities Corp. Trust floater Series 2019-BOCA Class A, 1 month U.S. LIBOR + 1.200% 1.391% 6/15/38 (b)(c)(f)		6,630,000	6,571,504
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 1.891% 9/15/31 (b)(c)(f)		11,630,544	11,518,349
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.29% 10/15/31 (b)(c)(f)		4,013,000	3,962,596
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 1.141% 10/15/36 (b)(c)(f)		4,720,000	4,669,591
Class B, 1 month U.S. LIBOR + 1.150% 1.341% 10/15/36 (b)(c)(f)		730,000	720,030
Class C, 1 month U.S. LIBOR + 1.550% 1.741% 10/15/36 (b)(c)(f)		601,000	592,353
Series 2021-RENT Class C, 1 month U.S. LIBOR + 1.550% 1.7117% 11/21/35 (b)(c)(f)		3,488,852	3,445,048
sequential payer:
Series 2014-GC18 Class A3, 3.801% 1/10/47		646,567	655,432
Series 2015-GS1 Class A3, 3.734% 11/10/48		13,884,000	14,425,383
Series 2020-GSA2 Class A4, 1.721% 12/12/53		4,940,000	4,564,446
Series 2011-GC5 Class A/S, 5.1577% 8/10/44 (b)(c)		12,353,640	12,385,416
Series 2015-GC30 Class A3, 3.119% 5/10/50		1,891,075	1,912,393
Series 2015-GC34 Class XA, 1.2199% 10/10/48 (c)(m)		5,554,870	201,134
Series 2019-GC40 Class A3, 2.904% 7/10/52		2,000,000	2,002,817
Series 2021-RENT:
Class D, 1 month U.S. LIBOR + 1.850% 2.0117% 11/21/35 (b)(c)(f)		2,152,696	2,125,669
Class XCP, 0% 11/21/35 (b)(c)(e)(m)		72,804,200	728
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-PHH Class A, 1 month U.S. LIBOR + 1.060% 2.56% 6/15/35 (b)(c)(f)		2,936,330	2,891,867
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2015-C29 Class A3A2, 3.3423% 5/15/48 (b)		1,896,624	1,915,668
Series 2013-C14 Class A/S, 4.4093% 8/15/46		3,088,000	3,131,595
Series 2014-C19 Class XA, 0.6539% 4/15/47 (c)(m)		2,769,289	33,296
Series 2015-C30 Class A4, 3.5508% 7/15/48		1,798,951	1,832,127
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (b)		750,000	753,633
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.191% 9/15/29 (b)(c)(f)		5,421,952	5,367,436
sequential payer Series 2013-LC11 Class A5, 2.9599% 4/15/46		1,800,000	1,810,535
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (b)		2,000,000	2,008,046
Series 2012-CBX Class A/S, 4.2707% 6/15/45		2,477,000	2,484,481
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)		2,700,000	2,756,781
Class CFX, 4.9498% 7/5/33 (b)		919,000	937,122
Class DFX, 5.3503% 7/5/33 (b)		1,414,000	1,438,211
Class EFX, 5.5422% 7/5/33 (b)		1,934,000	1,946,961
Class XAFX, 1.116% 7/5/33 (b)(c)(m)		10,000,000	127,315
Series 2019-COR4 Class A3, 3.7629% 3/10/52		5,400,000	5,633,932
Series 2021-MHC Class XCP, 1.4212% 4/15/38 (b)(c)(m)		164,060,500	2,611,302
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.891% 3/15/38 (b)(c)(f)		9,466,986	9,277,314
Class B, 1 month U.S. LIBOR + 0.880% 1.071% 3/15/38 (b)(c)(f)		1,643,526	1,604,427
Class C, 1 month U.S. LIBOR + 1.100% 1.291% 3/15/38 (b)(c)(f)		1,034,085	1,005,599
MBRT floater Series 2019-MBR Class A, 1 month U.S. LIBOR + 1.100% 1.291% 11/15/36 (b)(c)(f)		6,000,000	5,939,852
MHC Commercial Mortgage Trust:
floater Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.100% 2.292% 4/15/38 (b)(c)(f)		5,425,000	5,316,378
floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 0.992% 4/15/38 (b)(c)(f)		10,550,692	10,398,895
Morgan Stanley BAML Trust:
sequential payer:
Series 2015-C21 Class A3, 3.077% 3/15/48		3,546,097	3,519,365
Series 2016-C28 Class A3, 3.272% 1/15/49		3,459,399	3,500,855
Series 2016-C29 Class ASB, 3.14% 5/15/49		427,899	434,571
Series 2015-C25:
Class A4, 3.372% 10/15/48		2,800,000	2,852,762
Class XA, 1.0466% 10/15/48 (c)(m)		9,863,117	281,823
Series 2015-C26 Class A4, 3.252% 10/15/48		3,200,000	3,246,676
Series 2016-C32 Class A3, 3.459% 12/15/49		4,836,809	4,948,285
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.041% 8/15/33 (b)(c)(f)		5,783,749	5,744,285
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (b)(c)(f)		5,200,000	5,143,646
sequential payer:
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)		13,482,000	13,515,337
Series 2021-L6 Class A3, 2.196% 6/15/54		7,000,000	6,582,454
Series 2015-UBS8 Class A3, 3.54% 12/15/48		2,869,119	2,945,366
Series 2016-UB12 Class A3, 3.337% 12/15/49		1,966,999	1,986,540
Series 2018-H4 Class A4, 4.31% 12/15/51		3,237,000	3,503,012
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)		1,558,000	1,532,761
Class C, 3.1771% 11/10/36 (b)(c)		1,495,000	1,451,910
Class D, 3.1771% 11/10/36 (b)(c)		2,340,000	2,233,326
Series 2021-L6 Class XA, 1.2365% 6/15/54 (c)(m)		12,604,699	1,013,700
MRA Issuance Trust Series 2021-9 1 month U.S. LIBOR + 1.300% 1.4063% 7/15/22 (b)(c)(f)		7,400,000	7,421,815
ONE Mortgage Trust floater Series 2021-PARK Class E, 1 month U.S. LIBOR + 1.750% 1.941% 3/15/36 (b)(c)(f)		5,759,000	5,537,492
Prima Capital Ltd. floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.9617% 12/15/37 (b)(c)(f)		2,053,000	2,041,765
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.992% 4/15/36 (b)(c)(f)		1,900,000	1,873,787
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE:
Class A1, 3.872% 1/5/43 (b)(c)		740,000	732,891
Class A2A, 3.659% 1/5/43 (b)(c)		9,930,000	10,119,083
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME TERM SOFR 1 MONTH INDEX + 2.000% 2.05% 2/15/39 (b)(c)(f)		1,890,000	1,881,103
Class C, CME TERM SOFR 1 MONTH INDEX + 2.650% 2.7% 2/15/39 (b)(c)(f)		983,000	978,374
SREIT Trust floater:
Series 2021-IND Class A, 1 month U.S. LIBOR + 0.700% 0.891% 10/15/38 (b)(c)(f)		5,800,000	5,629,229
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 0.9219% 11/15/38 (b)(c)(f)		7,394,000	7,245,922
Class B, 1 month U.S. LIBOR + 1.070% 1.2709% 11/15/38 (b)(c)(f)		4,235,000	4,150,179
Class C, 1 month U.S. LIBOR + 1.320% 1.5201% 11/15/38 (b)(c)(f)		2,630,000	2,574,170
Class D, 1 month U.S. LIBOR + 1.570% 1.7693% 11/15/38 (b)(c)(f)		1,728,000	1,691,316
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C12:
Class A2, 4.1519% 8/15/51		8,275,000	8,402,371
Class A5, 4.2962% 8/15/51		3,000,000	3,239,595
Series 2012-C1 Class A/S, 4.171% 5/10/45		252,425	252,325
Series 2017-C1 Class A3, 3.283% 11/15/50		5,500,000	5,564,050
Series 2017-C7 Class XA, 1.0116% 12/15/50 (c)(m)		16,977,249	751,644
Series 2018-C11 Class A3, 4.3124% 6/15/51		4,100,000	4,203,753
Series 2018-C13 Class A3, 4.0694% 10/15/51		6,000,000	6,283,119
Series 2018-C9 Class ASB, 4.09% 3/15/51		3,300,000	3,471,836
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.9127% 4/10/46 (b)(c)(f)		5,086,617	5,067,155
Series 2012-C3 Class A/S, 3.814% 8/10/49 (b)		1,400,000	1,408,126
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)		3,760,000	3,504,887
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)		300,000	277,296
Class X, 0.4294% 10/10/42 (b)(c)(m)		8,700,000	278,209
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.391% 5/15/31 (b)(c)(f)		4,470,000	4,428,028
sequential payer:
Series 2015-C29 Class ASB, 3.4% 6/15/48		970,190	988,489
Series 2016-C34 Class A4, 3.096% 6/15/49		6,124,000	6,174,798
Series 2016-LC24 Class A3, 2.684% 10/15/49		3,300,000	3,265,308
Series 2021-C59 Class A4, 2.343% 4/15/54		5,000,000	4,784,118
Series 2021-C61 Class A3, 2.406% 11/15/54		7,300,000	7,021,503
Series 2015-C31 Class XA, 0.9657% 11/15/48 (c)(m)		6,580,054	194,214
Series 2017-C42 Class XA, 0.8736% 12/15/50 (c)(m)		35,226,450	1,537,546
Series 2018-C46 Class XA, 0.9348% 8/15/51 (c)(m)		15,070,683	585,924
Series 2018-C48 Class A5, 4.302% 1/15/52		3,181,000	3,450,963
WF-RBS Commercial Mortgage Trust:
Series 2012-C9 Class A/S, 3.388% 11/15/45		400,000	402,298
Series 2014-C24 Class XA, 0.845% 11/15/47 (c)(m)		6,047,874	115,606
Series 2014-LC14 Class XA, 1.2464% 3/15/47 (c)(m)		8,275,879	157,043
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,071,778,210)			1,049,696,575

Municipal Securities - 0.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49		3,140,000	4,774,601
California Gen. Oblig. Series 2009, 7.5% 4/1/34		205,000	299,341
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50		45,000	64,741
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35		75,000	93,221
Illinois Gen. Oblig.:
Series 2003:		$	$
4.95% 6/1/23		3,899,636	4,004,353
5.1% 6/1/33		22,850,000	25,208,426
Series 2010-1, 6.63% 2/1/35		3,845,000	4,481,652
Series 2010-3:
6.725% 4/1/35		2,510,000	2,968,272
7.35% 7/1/35		4,655,000	5,626,990
Jobsohio Beverage Sys. Statewide Series 2020 A, 2.833% 1/1/38		325,000	317,868
Los Angeles Dept. Arpt. Rev. Series C:
2.063% 5/15/34		500,000	453,420
2.163% 5/15/35		500,000	450,648
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39		190,000	258,460
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series C, 6.008% 7/1/39		1,465,000	1,889,970
Los Angeles Unified School District Series KRY, 5.75% 7/1/34		1,535,000	1,930,068
Louisiana Gas & Fuel Tax Rev. Series 2022 A, 2.952% 5/1/41		5,270,000	5,157,688
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40		150,000	201,091
Michigan Fin. Auth. Rev. Series 2019 T, 3.384% 12/1/40		545,000	562,950
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		9,315,000	11,378,987
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40		1,720,000	2,661,523
Series 2010 A, 7.102% 1/1/41		855,000	1,288,589
Series 2021 B:
1.963% 1/1/32		1,000,000	940,598
2.113% 1/1/33		1,050,000	989,314
New York City Gen. Oblig. Series A3, 2.8% 8/1/30		3,250,000	3,300,632
New York City Transitional Fin. Auth. Rev.:
Series 2010 C2, 5.767% 8/1/36		900,000	1,086,362
Series 2021 E3, 1.97% 2/1/33		2,015,000	1,872,289
Series A3, 3.88% 8/1/31		1,170,000	1,268,459
Series A5, 2.69% 5/1/33		2,015,000	2,022,886
Series B2, 3.14% 8/1/28		2,735,000	2,872,539
New York State Dorm. Auth.:
Series 2019 F, 3.11% 2/15/39		3,250,000	3,296,312
Series 2021 C, 2.202% 3/15/34		945,000	896,476
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40		140,000	178,136
Series 2011 A, 4.8% 6/1/11		1,503,000	2,049,926
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62		515,000	617,523
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41		750,000	942,897
Texas Private Activity Bond Surface Trans. Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 B, 3.922% 12/31/49		555,000	556,935
Univ. of California Revs. Series 2015 J, 4.131% 5/15/45		1,750,000	1,922,035
Univ. of Michigan Rev. Series 2020 B, 2.437% 4/1/40		1,050,000	996,487
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51		1,395,000	1,254,687
TOTAL MUNICIPAL SECURITIES
(Cost $97,509,680)			101,137,352

Foreign Government and Government Agency Obligations - 0.3%
Arab Republic of Egypt:
5.25% 10/6/25 (Reg. S)		$200,000	$191,250
7.6003% 3/1/29 (b)		632,000	567,220
Brazil Minas SPE 5.333% 2/15/28 (Reg. S)		2,388,000	2,407,104
Brazilian Federative Republic:
2.875% 6/6/25		1,000,000	991,500
3.875% 6/12/30		990,000	921,504
4.5% 5/30/29		200,000	196,663
4.625% 1/13/28		200,000	202,725
CBB International Sukuk Co. 7 SPC 6.875% 10/5/25 (Reg. S)		700,000	769,125
Chilean Republic 3.24% 2/6/28		1,450,000	1,470,663
Colombian Republic:
3% 1/30/30		800,000	687,650
4.5% 1/28/26		1,600,000	1,617,300
10.375% 1/28/33		1,350,000	1,824,863
Dominican Republic:
4.5% 1/30/30 (b)		1,700,000	1,568,038
5.5% 2/22/29 (b)		2,505,000	2,492,945
5.95% 1/25/27 (b)		1,100,000	1,144,000
6% 7/19/28 (b)		1,250,000	1,289,688
Emirate of Abu Dhabi 2.5% 9/30/29 (Reg. S)		1,200,000	1,203,000
German Federal Republic:
0% 8/15/31 (Reg. S)	EUR	8,825,000	9,825,360
0% 2/15/32 (Reg. S)	EUR	560,000	621,124
1.25% 8/15/48 (Reg. S) (j)	EUR	3,025,000	4,169,788
Guatemalan Republic 3.7% 10/7/33 (Reg. S)		425,000	383,509
Hungarian Republic:
1.75% 6/5/35 (Reg. S)	EUR	1,370,000	1,386,142
2.125% 9/22/31 (b)		1,400,000	1,249,220
3.125% 9/21/51 (b)		920,000	756,585
7.625% 3/29/41		580,000	838,332
Indonesian Republic:
1.1% 3/12/33	EUR	3,500,000	3,414,206
2.8% 6/23/30 (b)		1,500,000	1,475,906
2.85% 2/14/30		400,000	395,075
3.4% 9/18/29		420,000	431,366
3.5% 1/11/28		4,450,000	4,591,288
3.75% 6/14/28 (Reg. S)	EUR	2,000,000	2,443,344
Israeli State:
3.875% 7/3/50		1,750,000	1,858,500
4% 6/30/22		1,700,000	1,717,020
4.5% 1/30/43		200,000	235,436
Italian Republic 2.375% 10/17/24		3,800,000	3,814,953
Kingdom of Saudi Arabia:
3.25% 10/26/26 (Reg. S)		550,000	569,938
3.25% 11/17/51 (b)		7,910,000	7,089,338
3.625% 3/4/28 (Reg. S)		1,000,000	1,056,250
Panamanian Republic:
3.16% 1/23/30		3,020,000	2,963,941
3.298% 1/19/33		8,600,000	8,204,400
3.875% 3/17/28		400,000	411,950
4.3% 4/29/53		615,000	576,293
4.5% 4/16/50		400,000	388,575
4.5% 1/19/63		5,665,000	5,319,435
Peruvian Republic:
2.783% 1/23/31		772,000	731,856
2.844% 6/20/30		1,630,000	1,563,578
4.125% 8/25/27		400,000	421,200
Philippine Republic:
1.648% 6/10/31		400,000	352,544
2.457% 5/5/30		800,000	760,088
Quebec Province yankee 7.125% 2/9/24		645,000	713,447
Republic of Paraguay:
2.739% 1/29/33 (b)		600,000	523,425
4.95% 4/28/31 (b)		900,000	933,919
Republic of Serbia:
1.5% 6/26/29 (Reg. S)	EUR	794,000	752,280
1.65% 3/3/33 (b)	EUR	1,200,000	1,027,626
3.125% 5/15/27 (Reg. S)	EUR	2,842,000	3,075,062
Romanian Republic:
3% 2/14/31 (Reg. S)		1,164,000	1,067,970
3.875% 10/29/35 (b)	EUR	1,210,000	1,234,608
4.125% 3/11/39 (Reg. S)	EUR	2,740,000	2,780,364
South African Republic 4.85% 9/30/29		1,940,000	1,891,864
State of Qatar:
3.4% 4/16/25 (b)		3,165,000	3,280,523
3.75% 4/16/30 (Reg. S)		400,000	431,000
4.5% 4/23/28 (Reg. S)		1,400,000	1,552,250
5.103% 4/23/48 (b)		2,200,000	2,758,250
Sultanate of Oman 5.625% 1/17/28 (Reg. S)		1,025,000	1,040,375
Ukraine Government:
4.375% 1/27/30 (b)	EUR	1,365,000	489,762
6.75% 6/20/26 (Reg. S)	EUR	1,450,000	504,002
7.75% 9/1/22 (b)		2,800,000	1,204,000
8.994% 2/1/24 (Reg. S)		1,800,000	612,000
United Mexican States:
2.659% 5/24/31		4,288,000	3,929,952
3.5% 2/12/34		1,420,000	1,330,540
3.75% 1/11/28		1,670,000	1,720,100
4.15% 3/28/27		275,000	292,050
4.28% 8/14/41		400,000	374,400
4.5% 4/22/29		200,000	212,100
4.75% 4/27/32		400,000	426,800
4.75% 3/8/44		2,366,000	2,331,693
6.05% 1/11/40		400,000	455,800
Uruguay Republic:
4.375% 1/23/31		910,000	1,001,739
4.975% 4/20/55		125,000	147,484
5.1% 6/18/50		2,185,000	2,601,925
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $146,342,816)			130,259,088
		Shares	Value

Common Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Intelsat Emergence SA(e)		75,636	2,950,560
Intelsat Jackson Holdings SA:
Series A rights (e)		7,920	0
Series B rights (e)		7,920	0
TOTAL COMMON STOCKS
(Cost $2,950,560)			2,950,560
		Principal Amount	Value

Bank Loan Obligations - 0.2%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9586% 3/1/27 (c)(f)(p)		2,000,000	1,950,720
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4586% 3/15/27 (c)(f)(p)		3,217,172	3,129,697
			5,080,417
Media - 0.0%
CSC Holdings LLC Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.6911% 4/15/27 (c)(f)(p)		793,924	769,678
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5% 8/24/26 (c)(f)(p)		496,193	184,088
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (c)(f)(p)		488,750	487,103
iHeartCommunications, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.2086% 5/1/26 (c)(f)(p)		538,996	532,452
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4411% 7/17/25 (c)(f)(p)		592,228	573,626
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.61% 9/30/26 (c)(f)(p)		593,924	567,690
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6911% 1/31/28 (c)(f)(p)		2,000,000	1,964,000
			5,078,637
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.96% 5/25/24 (c)(f)(p)		894,949	857,362

TOTAL COMMUNICATION SERVICES			11,016,416

CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 8/12/28 (c)(f)(p)		1,625,000	1,607,060
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (c)(f)(p)		843,625	838,234
			2,445,294
Hotels, Restaurants & Leisure - 0.0%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9586% 12/22/24 (c)(f)(p)		3,321	3,284
Churchill Downs, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.35% 12/27/24 (c)(f)(p)		1,088,660	1,079,820
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (c)(f)(p)		1,977,224	1,958,935
			3,042,039
Specialty Retail - 0.0%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (c)(f)(p)		1,741,250	1,615,497

TOTAL CONSUMER DISCRETIONARY			7,102,830

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1237% 2/3/24 (c)(f)(p)		503,297	501,621
Food Products - 0.0%
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.105% 5/1/26 (c)(f)(p)		2,969,466	2,946,452

TOTAL CONSUMER STAPLES			3,448,073

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Buckeye Partners LP 1LN, term loan 3 month U.S. LIBOR + 2.250% 11/1/26 (f)(p)(q)		247,500	244,545
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (c)(f)(p)		725,000	718,207
Setanta Aircraft Leasing DAC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 11/5/28 (f)(p)(q)		1,285,000	1,276,570
TransUnion LLC Tranche B6 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 12/1/28 (c)(f)(p)		2,177,419	2,152,009
			4,146,786
Insurance - 0.0%
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (c)(f)(p)		2,971,249	2,921,570
Mortgage Real Estate Investment Trusts - 0.0%
Blackstone Mortgage Trust, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.6536% 4/23/26 (c)(f)(p)		496,193	485,029

TOTAL FINANCIALS			7,553,385

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 10/21/28 (c)(f)(p)		555,000	549,189
Health Care Providers & Services - 0.0%
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.25% 3/15/28 (c)(f)(p)		2,233,125	2,200,566
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 7/1/28 (c)(f)(p)		932,864	921,539
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (c)(f)(p)		1,000,000	991,250
			4,113,355
Health Care Technology - 0.0%
Athenahealth, Inc.:
Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 1/27/29 (c)(f)(p)		342,029	338,523
Tranche DD 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 1/27/29 (f)(p)(r)		57,971	57,377
IQVIA, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.000% 1/18/25 (f)(p)(q)		738,938	734,785
			1,130,685
Life Sciences Tools & Services - 0.0%
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 7/1/28 (c)(f)(p)		232,424	229,602
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8563% 8/1/27 (c)(f)(p)		2,916,590	2,849,159
Grifols, S.A. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2086% 11/15/27 (c)(f)(p)		1,636,083	1,597,783
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (c)(f)(p)		1,238,775	1,233,201
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (c)(f)(p)		1,928,333	1,918,094
Valeant Pharmaceuticals International, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.855% 11/27/25 (c)(f)(p)		2,645,560	2,605,877
			10,204,114

TOTAL HEALTH CARE			16,226,945

INDUSTRIALS - 0.0%
Airlines - 0.0%
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (c)(f)(p)		1,395,125	1,385,820
Commercial Services & Supplies - 0.0%
Intrado Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.5678% 10/10/24 (c)(f)(p)		1,178,016	1,049,317
Road & Rail - 0.0%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2238% 12/30/26 (c)(f)(p)		717,695	706,765

TOTAL INDUSTRIALS			3,141,902

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4586% 4/4/26 (c)(f)(p)		1,586,310	1,545,669
IT Services - 0.0%
Condor Merger Sub, Inc. term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 2/2/29 (f)(p)(q)		2,850,000	2,807,250
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (c)(f)(p)		1,240,625	1,232,871
			4,040,121
Software - 0.1%
Change Healthcare Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.2859% 3/1/24 (c)(f)(p)		2,698,472	2,681,607
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6% 9/29/24 (c)(f)(p)		1,863,349	1,858,392
NortonLifeLock, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 2.000% 0% 1/28/29 (c)(p)(s)		2,000,000	1,974,160
SS&C Technologies, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.9586% 4/16/25 (c)(f)(p)		586,550	576,432
			7,090,591

TOTAL INFORMATION TECHNOLOGY			12,676,381

MATERIALS - 0.0%
Chemicals - 0.0%
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1872% 10/1/25 (c)(f)(p)		2,029,845	2,002,950
Zep, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/11/24 (f)(p)(q)		540,248	522,690
			2,525,640
Containers & Packaging - 0.0%
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8757% 7/1/26 (c)(f)(p)		536,162	526,447

TOTAL MATERIALS			3,052,087

UTILITIES - 0.0%
Electric Utilities - 0.0%
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9411% 12/31/25 (c)(f)(p)		494,461	485,141
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. Tranche B9 1LN, term loan 3 month U.S. LIBOR + 2.000% 4/5/26 (f)(p)(q)		3,217,005	3,150,863

TOTAL UTILITIES			3,636,004

TOTAL BANK LOAN OBLIGATIONS
(Cost $69,333,781)			68,098,568

Bank Notes - 0.0%
Discover Bank:
3.45% 7/27/26		$435,000	$447,959
4.682% 8/9/28 (c)		3,503,000	3,591,103
Regions Bank 6.45% 6/26/37		2,533,000	3,312,526
Truist Bank 2.75% 5/1/23		645,000	652,476
TOTAL BANK NOTES
(Cost $6,947,294)			8,004,064
		Shares	Value

Fixed-Income Funds - 66.9%
Bank Loan Funds - 0.4%
T. Rowe Price Institutional Floating Rate Fund - F Class		17,662,153	$170,616,400
High Yield Fixed-Income Funds - 1.0%
Stone Harbor Emerging Markets Debt Fund		27,969,088	233,821,577
TCW Emerging Markets Income Fund Class N		26,284,393	239,976,504

TOTAL HIGH YIELD FIXED-INCOME FUNDS			473,798,081

Intermediate Government Funds - 1.6%
Fidelity SAI U.S. Treasury Bond Index Fund (t)		77,491,481	758,641,599
Intermediate-Term Bond Funds - 58.1%
American Funds The Bond Fund of America Class F2		64,740,229	838,385,972
Baird Aggregate Bond Fund Class Institutional		64,189,864	702,237,117
Baird Core Plus Bond Fund - Institutional Class		76,792,581	861,612,760
Columbia Mortgage Opportunities Fund Class A		15,362,167	157,615,833
DoubleLine Total Return Bond Fund Class N		162,919,003	1,650,369,503
Fidelity SAI Total Bond Fund (t)		598,802,556	6,047,905,816
Fidelity U.S. Bond Index Fund (t)		258,291	2,985,839
John Hancock Bond Fund Class R6		32,707,197	506,961,551
JPMorgan Core Plus Bond Fund Class A		59,788,782	486,680,683
PIMCO Income Fund Institutional Class		103,946,423	1,190,186,540
PIMCO Investment Grade Credit Bond Fund Institutional Class		73,712,671	743,760,849
PIMCO Total Return Fund Institutional Class		621,554,432	6,178,250,970
Voya Intermediate Bond Fund Class I		148,983,432	1,464,507,133
Western Asset Core Bond Fund Class I		195,947,578	2,437,587,871
Western Asset Core Plus Bond Fund Class I		284,930,054	3,205,463,113
Western Asset Corporate Bond Fund - Class I		25,119,531	310,728,594

TOTAL INTERMEDIATE-TERM BOND FUNDS			26,785,240,144

Long Government Bond Funds - 2.9%
Fidelity SAI Long-Term Treasury Bond Index Fund (t)		64,329,263	688,966,402
iShares 20+ Year Treasury Bond ETF (u)		3,456,109	483,405,966
SPDR Portfolio Long Term Treasury ETF (u)		3,684,941	147,176,544

TOTAL LONG GOVERNMENT BOND FUNDS			1,319,548,912

Sector Funds - 2.9%
PIMCO Mortgage Opportunities Fund Institutional Class		125,042,922	1,335,458,410
TOTAL FIXED-INCOME FUNDS
(Cost $31,730,349,498)			30,843,303,546
		Principal Amount(a)	Value

Preferred Securities - 0.3%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 3.875% (Reg. S) (c)(h)		600,000	680,814
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV 3.5% (Reg. S) (c)(h)		5,100,000	5,953,502
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (c)(h)		2,900,000	2,959,825
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
BP Capital Markets PLC 4.375% (c)(h)		6,695,000	6,824,461
Energy Transfer LP:
6.5% (c)(h)		3,770,000	3,799,005
6.625% (c)(h)		730,000	660,695
			11,284,161
FINANCIALS - 0.2%
Banks - 0.2%
AIB Group PLC 6.25% (Reg. S) (c)(h)		690,000	813,484
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(h)		800,000	926,999
Bank of America Corp. 4.3% (c)(h)		7,090,000	6,868,800
Bank of Nova Scotia 4.65% (c)(h)		12,927,000	12,595,870
Barclays Bank PLC 7.625% 11/21/22		27,412,000	28,993,026
Barclays PLC 5.875% (Reg. S) (c)(h)		650,000	877,192
BNP Paribas SA 6.625% (Reg. S) (c)(h)		830,000	882,593
Citigroup, Inc. 3.875% (c)(h)		4,320,000	4,119,972
HSBC Holdings PLC 6.375% (c)(h)		820,000	866,550
JPMorgan Chase & Co. 4.6% (c)(h)		7,120,000	7,017,173
Societe Generale 7.875% (Reg. S) (c)(h)		415,000	441,785
U.S. Bancorp 3.7% (c)(h)		4,850,000	4,532,931
			68,936,375
Capital Markets - 0.0%
Credit Suisse Group AG 7.5% (Reg. S) (c)(h)		2,750,000	2,924,821
Goldman Sachs Group, Inc.:
3.65% (c)(h)		1,750,000	1,617,728
4.125% (c)(h)		2,505,000	2,412,810
			6,955,359
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (c)(h)		350,000	334,503
American Express Co. 3.55% (c)(h)		770,000	718,021
			1,052,524
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(h)		2,650,000	2,698,995

TOTAL FINANCIALS			79,643,253

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Bayer AG 2.375% 11/12/79 (Reg. S) (c)		4,700,000	5,166,507
INDUSTRIALS - 0.0%
Road & Rail - 0.0%
National Express Group PLC 4.25% (Reg. S) (c)(h)		320,000	418,913
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Aroundtown SA 3.375% (Reg. S) (c)(h)		2,200,000	2,423,675
AT Securities BV 5.25% (Reg. S) (c)(h)		2,750,000	2,834,852
Citycon Oyj 4.496% (Reg. S) (c)(h)		450,000	461,883
CPI Property Group SA 3.75% (Reg. S) (c)(h)		1,325,000	1,262,503
Grand City Properties SA 1.5% (Reg. S) (c)(h)		2,400,000	2,399,049
Heimstaden Bostad AB:
3.248% (Reg. S) (c)(h)		2,085,000	2,189,926
3.625% (Reg. S) (c)(h)		185,000	191,541
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (c)(h)		770,000	760,928
			12,524,357
UTILITIES - 0.0%
Electric Utilities - 0.0%
EDF SA 5.625% (Reg. S) (c)(h)		3,500,000	3,494,415
SSE PLC 3.74% (Reg. S) (c)(h)		635,000	845,797
			4,340,212
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp. 7% (b)(c)(h)		2,575,000	2,595,810
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (c)(h)		290,000	334,566
Veolia Environnement SA 2% (Reg. S) (c)(h)		1,300,000	1,349,181
			1,683,747

TOTAL UTILITIES			8,619,769

TOTAL PREFERRED SECURITIES
(Cost $137,077,462)			127,251,101
		Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.07% (v)		203,913,953	203,954,736
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (t)(w)		272,629,435	272,629,434
Fidelity Securities Lending Cash Central Fund 0.07% (v)(x)		479,557,894	479,605,850
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (w)		211,437,414	211,437,414
TOTAL MONEY MARKET FUNDS
(Cost $1,167,623,789)			1,167,627,434

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 3.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	5/18/22	EUR 10,950,000	$208,365
(Cost $230,921)
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $49,406,470,045)			48,372,498,407
NET OTHER ASSETS (LIABILITIES) - (5.0)%			(2,289,941,908)
NET ASSETS - 100%			$46,082,556,499

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 3/1/52	$(2,300,000)	$(2,248,107)
2% 3/1/52	(4,200,000)	(4,105,238)
2.5% 3/1/52	(4,000,000)	(3,997,118)
2.5% 3/1/52	(4,300,000)	(4,296,901)
3% 3/1/52	(1,300,000)	(1,321,303)
3% 3/1/52	(3,600,000)	(3,658,992)
3% 3/1/52	(2,400,000)	(2,439,328)
3.5% 3/1/52	(6,300,000)	(6,500,654)
3.5% 3/1/52	(8,200,000)	(8,461,168)

TOTAL GINNIE MAE		(37,028,809)

Uniform Mortgage Backed Securities
1.5% 3/1/37	(3,100,000)	(3,016,688)
1.5% 3/1/37	(3,450,000)	(3,357,281)
1.5% 3/1/37	(3,100,000)	(3,016,688)
1.5% 3/1/37	(3,450,000)	(3,357,281)
1.5% 3/1/37	(3,450,000)	(3,357,281)
1.5% 3/1/37	(2,700,000)	(2,627,438)
1.5% 3/1/37	(3,100,000)	(3,016,688)
1.5% 3/1/37	(2,650,000)	(2,578,781)
2% 3/1/37	(7,150,000)	(7,095,258)
2% 3/1/37	(7,650,000)	(7,591,430)
2% 3/1/52	(10,900,000)	(10,449,652)
2% 3/1/52	(10,275,000)	(9,850,475)
2% 3/1/52	(10,100,000)	(9,682,705)
2% 3/1/52	(10,000,000)	(9,586,837)
2% 3/1/52	(4,550,000)	(4,362,011)
2% 3/1/52	(4,200,000)	(4,026,472)
2% 3/1/52	(6,000,000)	(5,752,102)
2% 3/1/52	(5,650,000)	(5,416,563)
2% 3/1/52	(750,000)	(719,013)
2% 3/1/52	(800,000)	(766,947)
2% 3/1/52	(1,850,000)	(1,773,565)
2% 3/1/52	(1,750,000)	(1,677,696)
2.5% 3/1/52	(14,900,000)	(14,697,449)
2.5% 3/1/52	(14,200,000)	(14,006,965)
2.5% 3/1/52	(8,400,000)	(8,285,810)
2.5% 3/1/52	(9,350,000)	(9,222,896)
3% 3/1/52	(2,975,000)	(3,004,055)
3% 3/1/52	(2,975,000)	(3,004,055)
3% 3/1/52	(3,375,000)	(3,407,962)
3% 3/1/52	(3,375,000)	(3,407,962)
3% 3/1/52	(5,950,000)	(6,008,110)
3% 3/1/52	(6,750,000)	(6,815,923)
3% 3/1/52	(4,750,000)	(4,796,390)
3% 3/1/52	(2,150,000)	(2,170,998)
3% 3/1/52	(5,600,000)	(5,654,692)
3% 3/1/52	(3,600,000)	(3,635,159)
3% 3/1/52	(700,000)	(706,836)
3% 3/1/52	(550,000)	(555,372)
3% 3/1/52	(1,150,000)	(1,161,231)
3% 3/1/52	(950,000)	(959,278)
3% 3/1/52	(5,300,000)	(5,351,762)
3% 3/1/52	(5,450,000)	(5,503,227)
3.5% 3/1/52	(15,350,000)	(15,810,497)
3.5% 3/1/52	(14,900,000)	(15,346,997)
3.5% 3/1/52	(3,800,000)	(3,913,999)
3.5% 3/1/52	(3,500,000)	(3,604,999)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(244,111,476)

TOTAL TBA SALE COMMITMENTS
(Proceeds $280,396,089)		$(281,140,285)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	11	March 2022	$1,074,802	$(39,523)	$(39,523)
TME 10 Year Canadian Note Contracts (Canada)	56	June 2022	6,038,280	18,473	18,473
TOTAL BOND INDEX CONTRACTS					(21,050)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	211	June 2022	26,889,313	152,523	152,523
CBOT 2-Year U.S. Treasury Note Contracts (United States)	82	June 2022	17,648,578	44,648	44,648
CBOT 5-Year U.S. Treasury Note Contracts (United States)	190	June 2022	22,473,438	129,056	129,056
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	67	June 2022	9,468,984	93,009	93,009
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	221	June 2022	41,092,188	554,156	554,156
TOTAL TREASURY CONTRACTS					973,392

TOTAL PURCHASED					952,342

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	35	March 2022	5,174,681	87,589	87,589
ICE Long Gilt Contracts (United Kingdom)	32	June 2022	5,283,578	1,673	1,673
TOTAL BOND INDEX CONTRACTS					89,262
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	115	June 2022	24,751,055	(59,878)	(59,878)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	19	June 2022	2,247,344	(3,948)	(3,948)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	527	June 2022	82,574,313	(1,085,973)	(1,085,973)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	2	June 2022	371,875	(3,801)	(3,801)
TOTAL TREASURY CONTRACTS					(1,153,600)

TOTAL SOLD					(1,064,338)

TOTAL FUTURES CONTRACTS					$(111,996)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

The notional amount of futures sold as a percentage of Net Assets is 0.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	90,407,954	USD	102,567,824	BNP Paribas	3/2/22	$(1,197,905)
EUR	700,802	USD	801,954	Bank Of America NA	3/2/22	(16,180)
EUR	1,845,543	USD	2,112,495	Bank Of America NA	3/2/22	(43,180)
GBP	19,911,239	USD	26,976,818	BNP Paribas	3/2/22	(265,891)
GBP	393,159	USD	534,636	BTIG LLC (GB)	3/2/22	(7,213)
GBP	390,227	USD	528,123	BTIG LLC (GB)	3/2/22	(4,634)
USD	104,534,705	EUR	92,637,297	BNP Paribas	3/2/22	665,136
USD	88,561	EUR	77,538	Bank Of America NA	3/2/22	1,621
USD	274,143	EUR	239,464	Bank Of America NA	3/2/22	5,644
USD	27,854,662	GBP	20,694,624	Jpmorgan Chase Bank, N.A.	3/2/22	92,824
EUR	2,239,149	USD	2,520,537	Jpmorgan Chase Bank, N.A.	4/4/22	(6,211)
USD	102,665,103	EUR	90,407,954	BNP Paribas	4/4/22	1,146,563
USD	26,972,636	GBP	19,911,239	BNP Paribas	4/4/22	253,800
CAD	144,000	USD	113,539	JPMorgan Chase Bank, N.A.	5/12/22	89
EUR	216,000	USD	243,868	BNP Paribas	5/12/22	(1,007)
EUR	1,632,000	USD	1,838,203	BNP Paribas	5/12/22	(3,252)
EUR	71,000	USD	80,907	Citibank NA	5/12/22	(1,078)
GBP	189,000	USD	253,619	Goldman Sachs Bank USA	5/12/22	(59)
GBP	81,000	USD	108,602	State Street Bank And Trust Co	5/12/22	66
USD	137,382	AUD	192,000	HSBC Bank USA	5/12/22	(2,215)
USD	229,778	CAD	293,000	Royal Bank Of Canada	5/12/22	(1,424)
USD	88,281,350	EUR	77,519,000	JPMorgan Chase Bank, N.A.	5/12/22	1,122,302
USD	74,856	EUR	66,000	JPMorgan Chase Bank, N.A.	5/12/22	648
USD	442,297	EUR	396,000	JPMorgan Chase Bank, N.A.	5/12/22	(2,948)
USD	95,080	GBP	70,000	Bank Of America NA	5/12/22	1,168
USD	33,041,369	GBP	24,421,000	Goldman Sachs Bank USA	5/12/22	278,458
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,015,122
					Unrealized Appreciation	3,568,319
					Unrealized Depreciation	(1,553,197)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Barclays PLC		Jun. 2027	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	$(15,511)	$26,287	$10,776
CMBX N.A. AAA Index Series 13		Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	740,000	3,900	700	4,600
CMBX N.A. AAA Index Series 13		Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	3,490,000	18,395	(16,372)	2,023
CMBX N.A. AAA Index Series 13		Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	920,000	4,849	(4,148)	701
CMBX N.A. AAA Index Series 13		Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	900,000	4,744	(5,266)	(522)
CMBX N.A. AAA Index Series 13		Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	3,650,000	19,822	(19,974)	(152)
Daimler AG		Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,500,000	(29,572)	37,987	8,415
Intesa Sanpaolo SpA		Dec. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 1,500,000	(11,788)	37,127	25,339
Shell International Finance BV		Dec. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 1,500,000	(48,167)	52,730	4,563
TOTAL BUY PROTECTION							(53,328)	109,071	55,743
Sell Protection
5-Year CDX N.A. HY Series 37	NR	Dec. 2026	ICE	5%	Quarterly	$53,130,000	(549,924)	0	(549,924)

TOTAL CREDIT DEFAULT SWAPS							$(603,252)	$109,071	$(494,181)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) and LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Mar. 2024	$15,186,000	$(172,836)	$0	$(172,836)
1.03%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Jul. 2025	59,390,000	(1,164,032)	0	(1,164,032)
1.03%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Jul. 2025	43,930,000	(856,003)	0	(856,003)
1.07%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Jul. 2025	29,695,000	(584,967)	0	(584,967)
1.39%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Sep. 2025	99,195,000	(1,204,291)	0	(1,204,291)
1.69%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Dec. 2025	95,845,000	(858,941)	0	(858,941)
1%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Mar. 2027	16,120,000	(310,431)	0	(310,431)
1.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Mar. 2032	2,819,000	(86,230)	0	(86,230)
1.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Mar. 2052	687,000	(44,562)	0	(44,562)
3-month LIBOR(3)	Quarterly	1.77%	Semi - annual	CME	Jul. 2053	4,960,000	264,276	0	264,276
3-month LIBOR(3)	Quarterly	1.79%	Semi - annual	CME	Jul. 2053	3,675,000	196,508	0	196,508
3-month LIBOR(3)	Quarterly	1.81%	Semi - annual	CME	Jul. 2053	2,480,000	145,276	0	145,276
3-month LIBOR(3)	Quarterly	1.87%	Semi - annual	CME	Sep. 2053	8,465,000	227,321	0	227,321
3-month LIBOR(3)	Quarterly	1.74%	Semi - annual	CME	Dec. 2053	8,015,000	759,974	0	759,974

TOTAL INTEREST RATE SWAPS							$(3,688,938)	$0	$(3,688,938)

 (1) Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound sterling

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,897,975,932 or 6.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Level 3 security

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $6,478,489.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,459,802.

 (k) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $757,668.

 (l) A portion of the security sold on a delayed delivery basis.

 (m) Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (n) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (o) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (p) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (q) The coupon rate will be determined upon settlement of the loan after period end.

 (r) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $57,971 and $57,377, respectively.

 (s) Non-income producing

 (t) Affiliated Fund

 (u) Security or a portion of the security is on loan at period end.

 (v) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (w) The rate quoted is the annualized seven-day yield of the fund at period end.

 (x) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.07%	$499,673,965	$1,863,641,922	$2,159,361,151	$358,481	$--	$--	$203,954,736	0.4%
Fidelity Securities Lending Cash Central Fund 0.07%	815,150,050	6,153,800,353	6,489,344,553	1,691,498	--	--	479,605,850	1.3%
Total	$1,314,824,015	$ 8,017,442,275	$ 8,648,705,704	$ 2,049,979	$--	$--	$683,560,586

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	$289,245,261	$3,541,858,378	$3,558,474,205	$58,199	$--	$--	$272,629,434
Fidelity SAI Long-Term Treasury Bond Index Fund	--	1,530,912,385	800,000,000	5,912,489	(25,970,541)	(15,975,442)	688,966,402
Fidelity SAI Total Bond Fund	6,210,522,165	193,045,825	85,004,694	193,039,702	(3,112,471)	(267,545,009)	6,047,905,816
Fidelity SAI U.S. Treasury Bond Index Fund	443,836,473	1,777,550,054	1,423,103,947	10,313,428	(33,560,581)	(6,080,400)	758,641,599
Fidelity U.S. Bond Index Fund	90,464,916	395,963,840	475,627,331	3,375,088	(9,729,899)	1,914,313	2,985,839
Total	$7,034,068,815	$ 7,439,330,482	$ 6,342,210,177	$ 212,698,906	$(72,373,492)	$(287,686,538)	$7,771,129,090

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,950,560	$--	$--	$2,950,560
Corporate Bonds	5,001,069,764	--	4,993,369,763	7,700,001
U.S. Government and Government Agency Obligations	4,142,993,639	--	4,142,993,639	--
U.S. Government Agency - Mortgage Securities	3,906,345,694	--	3,906,345,694	--
Asset-Backed Securities	1,079,610,912	--	1,079,610,912	--
Collateralized Mortgage Obligations	352,900,556	--	352,900,556	--
Commercial Mortgage Securities	1,049,696,575	--	1,042,696,547	7,000,028
Municipal Securities	101,137,352	--	101,137,352	--
Foreign Government and Government Agency Obligations	130,259,088	--	130,259,088	--
Bank Loan Obligations	68,098,568	--	68,098,568	--
Bank Notes	8,004,064	--	8,004,064	--
Fixed-Income Funds	30,843,303,546	30,843,303,546	--	--
Preferred Securities	127,251,101	--	127,251,101	--
Money Market Funds	1,167,627,434	1,167,627,434	--	--
Purchased Swaptions	208,365	--	208,365	--
Other Short-Term Investments	391,041,189	--	391,041,189	--
Total Investments in Securities:	$48,372,498,407	$32,010,930,980	$16,343,916,838	$17,650,589
Derivative Instruments:
Assets
Futures Contracts	$1,081,127	$1,081,127	$--	$--
Forward Foreign Currency Contracts	3,568,319	--	3,568,319	--
Swaps	1,645,065	--	1,645,065	--
Total Assets	$6,294,511	$1,081,127	$5,213,384	$--
Liabilities
Futures Contracts	$(1,193,123)	$(1,193,123)	$--	$--
Forward Foreign Currency Contracts	(1,553,197)	--	(1,553,197)	--
Swaps	(5,937,255)	--	(5,937,255)	--
Total Liabilities	$(8,683,575)	$(1,193,123)	$(7,490,452)	$--
Total Derivative Instruments:	$(2,389,064)	$(111,996)	$(2,277,068)	$--
Other Financial Instruments:
TBA Sale Commitments	$(281,140,285)	$--	$(281,140,285)	$--
Total Other Financial Instruments:	$(281,140,285)	$--	$(281,140,285)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$208,365	$0
Swaps(b)	51,710	(654,962)
Total Credit Risk	260,075	(654,962)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	3,568,319	(1,553,197)
Total Foreign Exchange Risk	3,568,319	(1,553,197)
Interest Rate Risk
Futures Contracts(d)	1,081,127	(1,193,123)
Swaps(e)	1,593,355	(5,282,293)
Total Interest Rate Risk	2,674,482	(6,475,416)
Total Value of Derivatives	$6,502,876	$(8,683,575)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2022
Assets
Investment in securities, at value (including securities loaned of $479,996,816) — See accompanying schedule: Unaffiliated issuers (cost $40,968,931,528)	$39,917,808,731
Fidelity Central Funds (cost $683,556,940)	683,560,586
Other affiliated issuers (cost $7,753,981,577)	7,771,129,090
Total Investment in Securities (cost $49,406,470,045)		$48,372,498,407
Segregated cash with brokers for derivative instruments		2,143,000
Segregated cash with brokers for mortgage/asset-backed securities		1,606,328
Cash		6,341,504
Foreign currency held at value (cost $987,769)		985,583
Receivable for investments sold
Regular delivery		173,279,648
Delayed delivery		433,858,870
Receivable for TBA sale commitments		280,396,089
Unrealized appreciation on forward foreign currency contracts		3,568,319
Receivable for fund shares sold		34,903,064
Dividends receivable		1,790,319
Interest receivable		77,814,574
Distributions receivable from Fidelity Central Funds		66,631
Receivable for daily variation margin on centrally cleared OTC swaps		472,028
Bi-lateral OTC swaps, at value		51,710
Other receivables		437,915
Total assets		49,390,213,989
Liabilities
Payable for investments purchased
Regular delivery	$247,982,336
Delayed delivery	2,173,392,646
TBA sale commitments, at value	281,140,285
Unrealized depreciation on forward foreign currency contracts	1,553,197
Payable for swaps	24,123
Payable for fund shares redeemed	115,752,552
Distributions payable	5,091,921
Bi-lateral OTC swaps, at value	105,038
Accrued management fee	1,149,964
Payable for daily variation margin on futures contracts	467,689
Other payables and accrued expenses	1,391,889
Collateral on securities loaned	479,605,850
Total liabilities		3,307,657,490
Net Assets		$46,082,556,499
Net Assets consist of:
Paid in capital		$47,261,498,203
Total accumulated earnings (loss)		(1,178,941,704)
Net Assets		$46,082,556,499
Net Asset Value, offering price and redemption price per share ($46,082,556,499 ÷ 4,424,574,292 shares)		$10.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2022
Investment Income
Dividends:
Unaffiliated issuers		$587,464,696
Affiliated issuers		170,529,419
Interest		303,458,928
Income from Fidelity Central Funds (including $1,691,498 from security lending)		2,049,979
Total income		1,063,503,022
Expenses
Management fee	$127,134,299
Custodian fees and expenses	249,312
Independent trustees' fees and expenses	322,066
Registration fees	1,226,417
Audit	83,115
Legal	72,934
Miscellaneous	252,344
Total expenses before reductions	129,340,487
Expense reductions	(113,471,061)
Total expenses after reductions		15,869,426
Net investment income (loss)		1,047,633,596
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(120,529,042)
Affiliated issuers	(72,373,492)
Forward foreign currency contracts	(172,377)
Foreign currency transactions	11,518,751
Futures contracts	11,352,219
Swaps	(725,876)
Written options	(106,069)
Capital gain distributions from underlying funds:
Unaffiliated issuers	52,901,479
Affiliated issuers	42,169,487
Total net realized gain (loss)		(75,964,920)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,754,092,842)
Affiliated issuers	(287,686,538)
Forward foreign currency contracts	1,987,775
Assets and liabilities in foreign currencies	(100,767)
Futures contracts	1,022,921
Swaps	(3,859,662)
Written options	853,446
TBA sale commitments	(415,228)
Total change in net unrealized appreciation (depreciation)		(2,042,290,895)
Net gain (loss)		(2,118,255,815)
Net increase (decrease) in net assets resulting from operations		$(1,070,622,219)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2022	Year ended February 28, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,047,633,596	$1,039,722,572
Net realized gain (loss)	(75,964,920)	1,562,646,711
Change in net unrealized appreciation (depreciation)	(2,042,290,895)	(1,242,447,959)
Net increase (decrease) in net assets resulting from operations	(1,070,622,219)	1,359,921,324
Distributions to shareholders	(1,410,204,963)	(1,992,768,826)
Share transactions
Proceeds from sales of shares	13,994,284,626	7,744,921,184
Reinvestment of distributions	1,354,235,367	1,942,678,899
Cost of shares redeemed	(8,291,396,644)	(13,889,572,514)
Net increase (decrease) in net assets resulting from share transactions	7,057,123,349	(4,201,972,431)
Total increase (decrease) in net assets	4,576,296,167	(4,834,819,933)
Net Assets
Beginning of period	41,506,260,332	46,341,080,265
End of period	$46,082,556,499	$41,506,260,332
Other Information
Shares
Sold	1,293,253,783	690,530,666
Issued in reinvestment of distributions	125,192,398	172,992,449
Redeemed	(773,173,471)	(1,247,267,147)
Net increase (decrease)	645,272,710	(383,744,032)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Fund

Years ended February 28,	2022	2021	2020 A	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$11.13	$10.38	$10.38	$10.50
Income from Investment Operations
Net investment income (loss)B,C	.250	.286	.354	.324	.270
Net realized and unrealized gain (loss)	(.468)	.116	.796	(.009)	(.106)
Total from investment operations	(.218)	.402	1.150	.315	.164
Distributions from net investment income	(.252)	(.292)	(.350)	(.309)	(.270)
Distributions from net realized gain	(.090)	(.260)	(.050)	(.006)	(.014)
Total distributions	(.342)	(.552)	(.400)	(.315)	(.284)
Net asset value, end of period	$10.42	$10.98	$11.13	$10.38	$10.38
Total ReturnD	(2.06)%	3.59%	11.25%	3.10%	1.54%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.28%	.28%	.28%	.30%	.31%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.05%	.06%
Expenses net of all reductions	.03%	.03%	.03%	.05%	.06%
Net investment income (loss)	2.31%	2.54%	3.28%	3.15%	2.55%
Supplemental Data
Net assets, end of period (000 omitted)	$46,082,556	$41,506,260	$46,341,080	$38,032,654	$35,706,144
Portfolio turnover rateG	110%	109%	65%	78%	45%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2022

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or ETFs are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Core Income Fund	$437,915

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$393,251,430
Gross unrealized depreciation	(1,485,625,656)
Net unrealized appreciation (depreciation)	$(1,092,374,226)
Tax Cost	$49,459,815,200

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(70,349,508)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,096,482,017)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(70,349,508)

The tax character of distributions paid was as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$1,094,612,371	$1,706,347,932
Long-term Capital Gains	315,592,592	286,420,894
Total	$1,410,204,963	$ 1,992,768,826

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$150,678	$(22,556)
Swaps	1,080	(383,615)
Total Credit Risk	151,758	(406,171)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(172,377)	1,987,775
Interest Rate Risk
Futures Contracts	11,352,219	1,022,921
Purchased Options	(61,892)	(45,267)
Swaps	(726,956)	(3,476,047)
Written Options	(106,069)	853,446
Total Interest Rate Risk	10,457,302	(1,644,947)
Totals	$10,436,683	$(63,343)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Income Fund	35,898,541,174	30,083,586,854

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and TCW Investment Management LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

In March 2022, the Board approved the appointment of BlackRock Investment Management, LLC as an additional sub-adviser for the Fund.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Core Income Fund	$664

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Core Income Fund	105,516

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Core Income Fund	$75,248

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Core Income Fund	$40,783	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 113,467,560.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,501.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Core Income Fund
Fidelity SAI Total Bond Fund	33%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 to February 28, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period-B September 1, 2021 to February 28, 2022
Strategic Advisers Core Income Fund	.03%
Actual		$1,000.00	$959.40	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 15.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $384,598,847 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC and PGIM, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, and Fidelity Management & Research (Hong Kong) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2021 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds during the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2020, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2020. The Board also noted that the fund had out-performed 83%, 81%, and 84% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2020. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for the 12-month period ended December 31, 2020.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2020.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SSC-ANN-0422
1.912891.111

Item 2.

Code of Ethics

As of the end of the period, February 28, 2022, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 28, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$42,400	$3,900	$9,200	$9,400
Strategic Advisers Emerging Markets Fund	$28,200	$2,600	$6,300	$6,300
Strategic Advisers Fidelity International Fund	$39,900	$3,600	$9,400	$8,900
Strategic Advisers Income Opportunities Fund	$28,000	$2,400	$6,300	$5,800
Strategic Advisers International Fund	$52,300	$3,700	$9,400	$9,000
Strategic Advisers Small-Mid Cap Fund	$39,400	$3,600	$9,800	$8,900

February 28, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$41,700	$4,000	$8,900	$9,800
Strategic Advisers Emerging Markets Fund	$27,800	$2,700	$6,300	$6,500
Strategic Advisers Fidelity International Fund	$38,500	$3,800	$9,100	$9,200
Strategic Advisers Income Opportunities Fund	$25,200	$2,500	$6,100	$6,000
Strategic Advisers International Fund	$41,600	$3,800	$9,100	$9,400
Strategic Advisers Small-Mid Cap Fund	$38,800	$3,800	$9,100	$9,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2022A	February 28, 2021A
Audit-Related Fees	$8,239,800	$9,436,200
Tax Fees	$354,200	$14,300
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2022A	February 28, 2021A
PwC	$13,955,200	$14,704,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2022